SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	[ ]
Post-Effective Amendment No. 9 (File No. 333-227507)	[x]
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	[ ]
Amendment No. 100 (File No. 811-05213)	[x]
(Check appropriate box or boxes)

Exact Name of Registrant:
RiverSource of New York Account 8

Name of Depositor:
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
Address of Depositor’s Principal Executive Offices, Zip Code
Depositor’s Telephone Number, including Area Code:

20 Madison Avenue Extension Albany, NY 12203(800) 541-2251
Name and Address of Agent for Service:
Dixie Carroll, Esq.
5229 Ameriprise Financial Center
Minneapolis, MN 55474

Approximate Date of Proposed Public Offering N/A
It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2021 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on [date] pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A: PROSPECTUS

Prospectus
May 1, 2021
RiverSource®
RiverSource® Variable Universal Life 6 Insurance
INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
Issued by:	RiverSource Life Insurance Co. of New York (RiverSource Life of NY)
20 Madison Avenue Extension Albany, NY 12203 Telephone: 1-800-541-2251 Website address: riversource.com/lifeinsurance RiverSource of New York Account 8
Service Center:	RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-541-2251 Website address: riversource.com/lifeinsurance
This prospectus contains information that you should know about the life insurance policy before investing in RiverSource Variable Universal Life 6 Insurance (VUL 6 – NY).
The purpose of the policy is to provide life insurance protection on the life of the Insured and to potentially build Policy Value. The policy is a long-term investment that provides a death benefit that we pay to the Beneficiary upon the Insured’s death. You may direct your Net Premiums or transfers to:
•	A Fixed Account to which we credit interest.
•	Indexed Accounts to which we credit interest.
•	Subaccounts that invest in underlying Funds.
Prospectuses are available for the Funds that are investment options under the policy. Please read all prospectuses carefully and keep them for future reference.
RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the policy other than those contained in this prospectus or the Fund prospectuses. Do not rely on any such information or representations. Sale of the policy is contingent upon approval by the New York State Department of Financial Services.
Please note that your investments in a policy and its underlying Funds:
•	Are NOT deposits or obligations of a bank or financial institution;
•	Are NOT insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and
•	Are subject to risks including loss of the amount you invested and the policy ending without value.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Variable life insurance is a complex vehicle that is subject to market risk, including the potential loss of principal invested. Before you invest, be sure to ask your sales representative about the policy’s features, benefits, risks and fees, and whether it is appropriate for you based upon your financial situation and objectives. Your sales representative may or may not be authorized to offer you several different variable life insurance policies in addition to the policy described in this prospectus. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the policy. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different among the policies. Be sure to ask your sales representative about all the options that are available to you.
For your convenience, we have defined certain words and phrases used in this prospectus in the “Key Terms” section.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    1

Effects of COVID-19 Pandemic
The coronavirus disease 2019 (“COVID-19”) public health crisis presents ongoing significant economic and societal disruption, and has driven significant volatility in the equity and interest rate markets. Any periods of continued high market volatility, and your individual circumstances (e.g., your selected allocations and the timing of any purchase payments, transfers, or withdrawals), will affect values under your policy. As part of how we maintain our strong financial strength and claims-paying ability, we continue to reserve amounts for our contractual obligations in accordance with significant state solvency regulations. The extent to which the COVID-19 pandemic may impact financial markets, investment performance under your policy, and our financial strength and claims-paying ability will depend on future developments, which are highly uncertain and cannot be estimated, including the scope and duration of the pandemic and actions taken by governmental authorities, market participants, and other third parties in response to the pandemic.
We have implemented comprehensive strategies to address the operating environment spurred by the pandemic.  To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and government authorities. We have been satisfying elevated customer service volumes and our operations teams have continued to operate successfully and without disruptions in service. Our pandemic strategy is flexible and scalable and takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters and catastrophes, including the COVID-19 pandemic, may have over near- or longer-term periods.

2    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    3

4    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy or surrender the policy.
Transaction Fees
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Premium Expense Charge	When you pay premium.	4% of each premium payment.

State Premium Taxes	When you pay premium, as part of the premium expense charge.	A portion of the premium expense charge is used to pay state premium taxes imposed on us by state and governmental subdivisions. See discussion under “Premium Expense Charge.”

Surrender Charge(a)	When you surrender your policy for its full Cash Surrender Value, or the policy Lapses, during the first ten years and for ten years after requesting an increase in the Specified Amount. The rates to the right are the initial Surrender Charge. These rates decrease monthly until it is zero at the end of year 10.	Rate per $1,000 of initial Specified Amount:
Minimum: $11.13 — Female, Standard NonTobacco, Age 0.
Maximum:$ 47.50 — Male, Standard Tobacco, Age 59.
Representative Insured: $18.67 — Female, Super Preferred Nontobacco, Age 40.

Partial Surrender Charge	When you surrender part of the value of your policy.	The lesser of:
• $25; or
• 2% of the amount surrendered.

Accelerated Benefit Rider for Terminal Illness Charge(ABRTI)	Upon payment of the accelerated benefit.	The fee for an Accelerated Benefit payment is $250.

Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds	When you take a loan or surrender and proceeds are sent by express mail or electronic fund transfer.	• $30 — United States.
• $35 — International.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    5

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.
Periodic Charges Other than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Cost of Insurance Charge(a)	Monthly.	Monthly rate per $1,000 of Net Amount at Risk:
Minimum: $.005 — Female, Standard Nontobacco, Age 4: Duration 1.
Maximum: $83.333 — Male, Standard Nontobacco, attained age 112:

Representative Insured: Female, Super Preferred Nontobacco, Age 40: Duration 1.
Guaranteed: $.085 per month
Current: $.0075 per month

Policy Fee	Monthly.	$10.00 per month for initial Specified Amounts below $1,000,000; and
$0 per month for initial Specified Amounts of $1,000,000 and above.

Administrative Charge	Monthly.	Rate per $1,000 of initial Specified Amount:
Minimum: $.096 — Female, Standard Nontobacco, Age 0.
Maximum: $6.888 — Male, Preferred tobacco, Age 90

Representative Insured: Female, Super Preferred Nontobacco, Age 40.
Guaranteed: $0.208 per month, years 1-20; $ 0.104 per month, years 21+.
Current: $0.147 per month, years 1-10; $0 per month, years 11+.

Mortality and Expense Risk Charge	Daily.	Annual rate of 0.00% applied monthly to the Variable Account Value.

Indexed Account Charge(b)	Monthly.	Annual rate of 0.60% applied monthly.

Interest Rate on Loans	Charged daily and due at the end of the policy year.	For Policy applications signed on or after December 4, 2020:
• 3% for policy years 1-10;
• 1.25% for policy years 11+.
For Policy applications signed prior to December 4, 2020:
• 4% for policy years 1-10;
• 2.25% for policy years 11+.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.
(b)	The Indexed Account charge is equal to the sum of the charges for all Indexed Accounts. The charge for an Indexed Account is equal to the current Indexed Account charge for that Indexed Account multiplied by the sum of the Segment Values corresponding to that Indexed Account as of the Monthly Date. The Indexed Account charge will be taken out of Policy Value as part of the monthly deduction.

6    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Periodic Charges Other than Fund Operating Expenses (continued)
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Interest Rate on Payments under Accelerated Benefit Rider for Terminal Illness (ABRTI)	Annually, payable at the end of each policy year.	• For that part of the accelerated benefit which does not exceed Policy Value available for policy loans when an accelerated benefit is requested, we will charge the policy’s Guaranteed Loan Interest Rate shown under Policy Data (currently 3% for policy years 1-10 and 1.25% for policy years 11+) (4% for Policy applications signed prior to December 4, 2020).
• For that part of the accelerated benefit which exceeds Policy Value available for policy loans when the accelerated benefit is requested, the greatest of:
• the current yield on 90-day Treasury bills, or
• the current maximum statutory adjustable policy loan interest rate, or
• the policy’s Guaranteed Loan Interest Rate shown under Policy Data (currently 3% for policy years 1-10 and 1.25% for policy years 11+) (4% for Policy applications signed prior to December 4, 2020).

Accidental Death Benefit Rider (ADB)(a)	Monthly.	Monthly rate per $1,000 of initial Specified Amount:
Minimum: $.04 — Female, Age 5.
Maximum: $.16 — Male, Age 69.

Representative Insured: $.04 — Female, Super Preferred Nontobacco, Age 40.

Automatic Increase Benefit Rider (AIBR)	No charge.	No charge for this rider, however, the additional insurance added by the rider is subject to monthly cost of insurance charges.

Children’s Insurance Rider (CIR)	Monthly.	Monthly rate per $1,000 of CIR Specified Amount: $.58.

Overloan Protection Benefit (OPB)	Upon exercise of Benefit.	3% of the Policy Value.

Waiver of Monthly Deduction Rider (WMD)(a)	Monthly.	Monthly rate per $1,000 of Net Amount at Risk
Minimum: $.00692 — Female, Nontobacco, Age 20.
Maximum: $.34212 — Male, Standard Tobacco, Age 59.

Representative Insured: $0.0266 — Female, Super Preferred Nontobacco, Age 40.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    7

Periodic Charges Other than Fund Operating Expenses (continued)
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Waiver of Premium Rider (WP)(a)(b)	Monthly.	Monthly rate multiplied by the greater of the monthly-specified premium selected for the rider or the monthly deduction for the policy and any other riders attached to the policy.
Minimum: $.03206 — Male, Nontobacco, Age 20.
Maximum: $.40219 — Female, Standard Tobacco, Age 59.

Representative Insured: $0.07486 — Female, Super Preferred Nontobacco, Age 40.

AdvanceSource ® Accelerated Benefit Rider for Chronic Illness (ASR)(a)(c)(d)	Monthly (while the rider is in effect).	Monthly rate per $1,000 of the rider Specified Amount:
Minimum: $0.0025, Male, Age 20, Super Preferred Nontobacco, Duration 1, 1% Monthly Benefit Percent.
Maximum: $26.85, Female, Age 20, Standard Tobacco, Duration 80, 3% Monthly Benefit Percent.

Representative Insured: $0.0025, Female, Age 40, Super Preferred Nontobacco, Duration 1, 2% Monthly Benefit Percent.

Accounting Value Increase Rider (AVIR)(a)	Monthly.	Monthly rate per $1,000 of Specified Amount:
Minimum: $.0325 — Male, Nontobacco, Age 85.
Maximum: $.0629 — Female, Tobacco, Age 35-55.

Representative Insured: $0.0538 — Female, Super Preferred Nontobacco, Age 40.

(b)	This rider does not include waiver for involuntary unemployment.
(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life of NY at the address or telephone number shown on the first page of this prospectus.
(c)	The monthly cost of insurance rate is based on the Accelerated Benefit Insured’s sex, Risk Classification, Issue Age, Duration and the Monthly Benefit Percent shown in the “Policy Data” section of the policy. The cost of insurance rates for this rider will not exceed the guaranteed maximum monthly cost of insurance rates for this rider shown in the “Policy Data” section of the policy.
(d)	This rider is only available for policies purchased under the Option 1 death benefit.

8    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Total Annual Operating Expenses of the Funds
The next table provides the minimum and maximum total operating expenses charged by the underlying Funds that you may pay periodically during the time that you own the policy. The minimum and maximum expenses listed below are based on expenses for the Funds’ fiscal year ended December 31, 2020, unless otherwise noted, without taking into account fee waivers and/or expense reimbursements that may apply. More detail concerning each underlying Fund’s fees and expenses is contained in each Fund’s prospectus.
Minimum and maximum annual operating expenses for the Funds
(Including management fees and other expenses)(1)
	Minimum(%)	Maximum(%)
Total expenses before fee waivers and/or expense reimbursements	0.26	4.14
(1)	Total annual Fund operating expenses are deducted from amounts that are allocated to the Fund. They include management fees and other expenses. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and policy Owner services provided on behalf of the Fund. The amount of these payments will vary by Fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. For a more complete description of each Fund’s fees and expenses and important disclosure regarding payments the Fund and/or its affiliates make, please review the Fund’s prospectus and the Statement of Additional Information (“SAI”).

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    9

Policy Benefits and Risks
This summary describes the policy’s important benefits and risks. The sections in the prospectus following this summary discuss the policy’s benefits, risks and other provisions in more detail.
Policy Benefits
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Death Benefit	We will pay a benefit to the Beneficiary of the policy when the Insured dies. Your policy’s death benefit can never be less than the Specified Amount unless you change that amount or your policy has outstanding Indebtedness.	The amount payable is the death benefit amount minus any Indebtedness as of the Death Benefit Valuation Date. You may choose either of the following death benefit options:
Option 1 (level amount): If death is prior to or on the Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
• the Specified Amount; or
• a percentage of the Policy Value.
This percentage is shown in the Death Benefit Percentage Table under Policy Data.
Option 2 (variable amount): If death is prior to or on the Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
• the Policy Value plus the Specified Amount; or
• a percentage of the Policy Value.
You may change the death benefit option or Specified Amount within certain limits, but doing so generally will affect policy charges. We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Internal Revenue Code of 1986, as amended (Code).
This percentage is shown in the Death Benefit Percentage Table under Policy Data.
Option 3 (return of premium, subject to a limit): If death is prior to or on the Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
1. the lesser of:
• the Specified Amount plus premiums paid, less partial surrenders and any partial surrender fees; or
• the Death Benefit Option 3 Limit shown under Policy Data; or
2. a percentage of the Policy Value.
You may change the death benefit option or Specified Amount within certain limits, but doing so generally will affect policy charges. We reserve the right to decline to make any death benefit option change that we determine would cause the policy to fail to qualify as life insurance under applicable tax laws.
Death Benefit after the Insured’s Attained Insurance Age 120 anniversary:
Under all Death Benefit Options, the death benefit upon death of the Insured after the Insured’s Attained Insurance Age 120 anniversary will be the greater of:
• the death benefit on the Insured’s Attained Insurance Age 120 anniversary, minus any partial surrenders and partial surrender fees occurring after the Insured’s Attained Insurance Age 120 anniversary; or

10    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Policy Benefits (continued)
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Death Benefit (continued)		• the Policy Value on the date of death.
This percentage is shown in the Death Benefit Percentage Table under Policy Data.

Minimum Initial Premium Guarantee and No Lapse Guarantee (NLG)	Your policy will not Lapse (end without value) if the Minimum Initial Premium guarantee or the NLG option is in effect, even if the Cash Surrender Value is less than the amount needed to pay the monthly deduction.	Minimum Initial Premium Guarantee : A period of the first ten policy years during which you may choose to pay the Minimum Initial Premium as long as the Policy Value minus Indebtedness equals or exceeds the monthly deduction.
No Lapse Guarantee: Each policy has the following NLG option which remains in effect if you meet certain premium requirements and Indebtedness does not exceed the Policy Value minus Surrender Charges:
• No Lapse Guarantee To Age 75 (NLG-75) guarantees the policy will not Lapse before the Insured’s Attained Insurance Age 75 (or 10 years, if later).

Flexible Premiums	You choose when to pay premiums and how much premium to pay.	When you apply for your policy, you state how much you intend to pay and whether you will pay monthly, quarterly, semiannually or annually. You may also make additional, unscheduled premium payments subject to certain limits. You cannot make premium payments on or after the Insured’s Attained Insurance Age 120. We reserve the right to refuse premiums to the extent necessary to qualify the policy as life insurance under the Code. Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the Policy Value, Cash Surrender Value and the length of time your policy will remain in force as well as affect whether any of the NLG options remain in effect.

Right to Examine Your Policy (“Free Look”)	You may return your policy for any reason and receive a full refund of all premiums paid.	If you exercise your right to examine your policy under the “Free Look” provision of the policy, you will receive a full refund of all premiums paid.
You may mail or deliver the policy to our Service Center or to your sales representative with a written request for cancellation by the 10th day after you receive it. (If the policy is intended to replace an existing policy, your right to examine it is extended to 60 days). On the date your request is postmarked or received, the policy will immediately be considered void from the start.
Under our current administrative practice, your request to cancel the policy under the “Free Look” provision will be honored if received at our Service Center within 30 days from the latest of the following dates:
• The date we mail the policy from our Service Center.
• The Policy Date (only if the policy is issued in force).
• The date your sales representative delivers the policy to you as evidenced by our policy delivery receipt, which you must sign and date.
We reserve the right to change or discontinue this administrative practice at any time.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    11

Policy Benefits (continued)
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Exchange Right	For 18 months after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the Subaccounts.	Because the policy itself offers a fixed return option, all you need to do is transfer all of the Policy Value in the Subaccounts to the Fixed Account. This exchange does not require our underwriting approval. We do not issue a new policy.

Investment Choices	You may direct your Net Premiums or transfer your Policy’s Value to:
	• The Variable Account, which consists of Subaccounts, each of which invests in a Fund with a particular investment objective.	• Under the Variable Account your policy’s value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed.
	• The Fixed Account, which is part of our general investment account.	• The Fixed Account earns interest rates that we adjust periodically. This rate will never be lower than 1% (2% for Policy Applications signed prior to December 4, 2020).
	• The Indexed Accounts, which are part of our general investment account.	• The Indexed Accounts earn interest based on a change in the value of one or more designated index(es), subject to a Segment Growth Cap, Segment Floor and Segment Participation Rate. Indexed interest will never be lower than 0% for the 1-year Indexed Account or 1% for the 2-year Indexed Account.

Policy Value Credit	We may periodically apply a policy value credit to your Policy Value. The requirements that must be met to receive any policy value credit are shown under Policy Data.	How it works: The amount of the policy value credit is determined by multiplying the policy value credit percentage times the Policy Value minus any Indebtedness at the time the calculation is made.
We reserve the right to calculate and apply any policy value credit annually, quarterly or monthly.
Any policy value credit will be allocated according to your premium allocation percentages in effect. Any policy value credit is nonforfeitable, except indirectly due to any applicable Surrender Charge.
We reserve the right to change the policy value credit percentage based on our expectations of future investment earnings, persistency, expenses, and/or federal and state tax assumptions. However, it will never be less than zero.

Surrenders	You may cancel the policy while it is in force and receive its Cash Surrender Value or take a partial surrender out of your policy.	The Cash Surrender Value is the Policy Value minus Indebtedness minus any applicable Surrender Charges. Partial surrenders are available within certain limits for a fee.

Loans	You may borrow against your policy’s Cash Surrender Value.	Generally, you may access your policy’s Cash Surrender Value through policy loans without incurring taxes or Surrender Charges associated with withdrawals. See discussion under “Policy Loans” and “Federal Taxes.”

12    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Policy Benefits (continued)
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Transfers	You may transfer your Policy’s Value.	You may transfer Policy Value from one Subaccount to another or between Subaccounts and the Fixed Account. You can also arrange for automated transfers among the Fixed Account and Subaccounts. Certain restrictions may apply.

Optional Insurance Benefits	When you purchase your policy, you may add optional benefits to your policy at an additional cost, in the form of riders (if you meet certain requirements). Generally, the amounts of these benefits do not vary with investment experience of the Variable Account. Certain restrictions and conditions apply and are clearly described in the applicable rider. The Overloan Protection benefit is only available when there is an outstanding loan on your policy.	Available riders you may add:
• Accelerated Benefit Rider for Terminal Illness (ABRTI): If the Insured is terminally ill and death is expected to occur within twelve months, the rider provides that you can withdraw a portion of the death benefit prior to death.
• Accidental Death Benefit Rider (ADB): ADB provides an additional death benefit if the Insured’s death is caused by accidental injury.
• Automatic Increase Benefit Rider (AIBR): AIBR provides an increase in the Specified Amount at a designated percentage on each Policy Anniversary until the earliest of the Insured’s Attained Insurance Age 65 or the occurrence of certain other events, as described in the rider.
• Children’s Insurance Rider (CIR): CIR provides level term coverage on each eligible child.
• Overloan Protection Benefit (OPB): Protects the policy from Lapsing as a result of the loan balance exceeding the Policy Value.
• Waiver of Monthly Deduction Rider (WMD): Under WMD, we will waive the monthly deduction if the Insured becomes totally disabled before Attained Insurance Age 60. In addition:
• If total disability begins on or after Attained Insurance Age 60 but before Attained Insurance Age 65, the monthly deduction will be waived only for a limited period of time.
• Waiver of Premium Rider (WP): Under WP, if total disability begins before Attained Insurance Age 60, prior to Attained Insurance Age 65 we will add the specified premium shown under Policy Data in the policy to the Policy Value or waive the monthly deduction if higher. On or after Attained Insurance Age 65, we will waive the monthly deduction.
In addition:
• If total disability begins on or after Attained Insurance Age 60 but before Attained Insurance Age 65, the monthly deduction will be waived for a limited period of time.
• AdvanceSource Accelerated Benefit Rider for Chronic Illness (ASR): ASR provides a rider payment to you, as an acceleration of the policy’s death benefit, if the Accelerated Benefit Insured becomes a Chronically Ill Individual who receives Qualified Long-term Care Services. Please note the following about the ASR:
• This rider is only available for policies purchased under the Option 1 death benefit .
• At the request of the Owner, the accelerated benefit under this rider will be paid each month, limited by the maximum monthly benefit, to the Owner or to any individual authorized to act on behalf of the Owner.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    13

Policy Benefits (continued)
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Optional Insurance Benefits (continued)		• These payments are subject to certain limitations and satisfaction of eligibility requirements which include the following: 1) A current written eligibility certification from a Licensed Health Care Practitioner that certifies the Accelerated Benefit Insured is a Chronically Ill Individual; and 2) Proof that the Accelerated Benefit Insured received or is receiving Qualified Long-term Care Services pursuant to a Plan of Care; and 3) Proof that the Elimination Period has been satisfied; and 4) Written Notice of Claim and Proof of Loss, as described in the “Claim Provisions” section of the policy, in a form satisfactory to us.
• We will begin Monthly Benefit Payments under this rider when the Eligibility for the Payment of Benefits Conditions are met and a claim for benefits has been approved by us. The ASR does not include inflation protection coverage and therefore the benefit level will not increase over time. Because the costs of long-term care services will likely increase over time, you should consider whether and how the benefits of the ASR may be adjusted.
• Monthly Benefit Payments paid will also change other values of the life insurance policy as provided in the rider such as Policy Value less Indebtedness, Surrender Charges and monthly No-Lapse Guarantee premiums.
• Accounting Value Increase Rider (AVIR): If the policy is fully surrendered while the rider is in force and prior to the expiration date of the rider, we will waive a portion of the Surrender Charge.
• The amount waived is a percentage of the Surrender Charge that would apply to the initial Specified Amount.
• The waiver does not apply to any Surrender Charge due to increases in Specified Amount, or to partial surrenders.
• Surrender Charges will not be waived if the policy is being surrendered in exchange for a new insurance policy or contract.

14    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Policy Risks
POLICY RISK	WHAT IT MEANS	WHAT CAN HAPPEN
Investment Risk	You direct your Net Premiums or transfer your Policy’s Value to a Subaccount that drops in value.	• You can lose cash values due to adverse investment experience. There is no minimum guaranteed cash value under the Subaccounts of the Variable Account.
• Your death benefit under Option 2 may be lower due to adverse investment experience.
• Your policy could Lapse due to adverse investment experience if neither the minimum initial premium guarantee nor the NLG is in effect and you do not pay the premiums needed to maintain coverage.

	You transfer your Policy’s Value between Subaccounts.	• The value of the Subaccount from which you transferred could increase.
• The value of the Subaccount to which you transferred could decrease.

Market Risk	Variable life insurance is a complex vehicle that is subject to market risk, including the potential loss of principal invested.	• You may experience loss in Policy Value due to factors that affect the overall performance of the financial markets.

Risk of Limited Policy Values in Early Years	The policy is not suitable as a short-term investment.	• If you are unable to afford the premiums needed to keep the policy in force, your policy could Lapse with no value.

	Your policy has little or no Cash Surrender Value in the early policy years.	• Surrender Charges apply to this policy for the first ten years. Surrender Charges can significantly reduce Policy Values. Poor investment performance can also significantly reduce Policy Values. During early policy years the Cash Surrender Value may be less than the premiums you pay for the policy.

	Your ability to take partial surrenders is limited.	• You cannot take partial surrenders during the first policy year.

Lapse Risk	You do not pay the premiums needed to maintain coverage.	• We will not pay a death benefit if your policy Lapses.
• Also, the Lapse may have adverse tax consequences. (See “Tax Risk.”)

	Your policy may Lapse due to Surrender Charges.	• Surrender Charges affect the surrender value, which is a measure we use to determine whether your policy will enter a grace period (and possibly Lapse, which may have adverse tax consequences, see “Tax Risk”). A partial surrender will reduce the Policy Value and the death benefit, and may terminate the NLG. Additionally, for Option 1 policies, a partial surrender will reduce the Specified Amount.

	You take a loan against your policy.	• Taking a loan increases the risk of:
— policy Lapse (which may have adverse tax consequences, see “Tax Risk”);
— a permanent reduction of Policy Value;
— reducing the death benefit.
• Taking a loan may also terminate the minimum initial premium guarantee or the NLG.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    15

Policy Risks (continued)
POLICY RISK	WHAT IT MEANS	WHAT CAN HAPPEN
Lapse Risk (continued)	Your policy can Lapse due to poor investment performance.	• Your policy could Lapse due to adverse investment experience if neither the minimum initial premium guarantee nor the NLG is in effect and you do not pay the premiums needed to maintain coverage.
• The Lapse may have adverse tax consequences (See “Tax Risk”).

Exchange/Replacement Risk	You exchange or replace another policy to buy this one.	• You may pay Surrender Charges on the old policy.
• The new policy has Surrender Charges, which may extend beyond those in the old policy.
• You may be subject to new incontestability and suicide periods on the new policy.
• You may be in a higher insurance risk rating category in the new policy which may increase the cost of the policy.
• If a partial surrender is taken prior to the exchange, you may have adverse tax consequences.
• Also, the exchange may have adverse tax consequences. (See “Tax Risk.”)

	You use cash values or dividends from another policy to buy this one, without fully surrendering the other policy.	• If you borrow from another policy to buy this one, the loan reduces the death benefit on the other policy. If you fail to repay the loan and accrued interest, you could lose the other coverage and you may be subject to income tax if the policy Lapses or is surrendered with a loan against it. You may have adverse tax consequences. (See “Tax Risk.”)
• If you surrender cash value from another policy to buy this one, you could lose coverage on the other policy. Also, the surrender may be subject to income tax. You may have adverse tax consequences. (See “Tax Risk.”)

Tax Risk	A policy may be classified as a “modified endowment contract” (MEC) for federal income tax purposes when issued. If a policy is not a MEC when issued, certain changes you make to the policy may cause it to become a MEC.	• Any taxable earnings come out first on surrenders or loans from a MEC policy or an assignment or pledge of a MEC policy. Investment in the policy comes out second. Federal income tax on these earnings will apply. State and local income taxes may also apply. If you are under age 59½, a 10% penalty tax may also apply to these earnings.

	If you exchange or replace another policy to buy this one.	• If you replace the old policy and it is not part of an exchange under Section 1035 of the Code, there may be adverse tax consequences if the total Policy Value (before reductions for outstanding loans, if any) exceeds your investment in the old policy.
• If you replace the old policy as part of an exchange under Section 1035 of the Code and there is a loan on the old policy, there may be adverse tax consequences if the total Policy Value (before reductions for the outstanding loan) exceeds your investment in the old policy.
• The new policy may be or may become a MEC even if the old policy was not a MEC. See discussion under “Modified Endowment Contracts”.

16    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Policy Risks (continued)
POLICY RISK	WHAT IT MEANS	WHAT CAN HAPPEN
Tax Risk (continued)		• The exchange may require a portion of the cash value of the old policy to be distributed in order to qualify the new policy as a life insurance policy for federal tax purposes.

If your policy Lapses or is fully surrendered with an outstanding policy loan, you may experience a significant tax cost.	• You will be taxed on any earnings in the policy. Generally, a policy has earnings to the extent the cash value plus any outstanding loans exceeds the investment in the contract.
• For non-MEC policies, it could be the case that a policy with a relatively small existing cash value could have significant as yet untaxed earnings that will be taxed upon Lapse or surrender of the policy.
• For MEC policies, earnings are the remaining earnings (any earnings that have not been previously taxed) in the policy, which could be a significant amount depending on the policy.

	You may buy this policy to provide assets that will be available to support your promise to pay benefits under a nonqualified tax-deferred retirement plan.	• Like other general business assets, the policy is subject to the general creditors of the company and may be used to pay any expenses of the company. Thus, the policy might not be available to support a business’ obligation to make payments under a nonqualified deferred compensation plan. Please consult with your tax advisor regarding potential Code Section 409A implications.

	You may buy this policy to fund a qualified tax-deferred retirement plan.	• The policy will not provide any necessary or additional tax deferral if it is used to fund a qualified tax-deferred retirement plan. See discussion under “Qualified Tax-deferred retirement plans” for additional tax considerations.

	The investments in the Subaccount are not adequately diversified.	• If a policy fails to qualify as a life insurance policy because it is not adequately diversified, the policyholder must include in gross income the “income on the contract” (as defined in Section 7702(g) of the Code).

Congress may change how a life insurance policy is taxed at any time. The interpretation of current tax law is subject to change by the Internal Revenue Service (IRS) or the courts at any time.	• You could lose any or all of the specific federal income tax attributes and benefits of a life insurance policy including tax-deferred accrual of cash values and income tax free death benefits.
• For non-MEC policies you could lose your ability to take non-taxable distributions or loans from the policy.
• Typically, changes of this type are prospective only, but some or all of the attributes could be affected.

	The IRS may determine that you are the Owner of the Fund shares held by our Variable Account.	• You may be taxed on the income of each Subaccount to the extent of your investment in the Subaccount.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    17

Fund Risks
A comprehensive discussion of the risks of each portfolio in which the Subaccounts invest may be found in each Fund’s prospectus. Please refer to the prospectuses for the Funds for more information. The investment advisers cannot guarantee that the Funds will meet their investment objectives.

18    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Loads, Fees and Charges
Policy charges primarily compensate us for:
•	providing the insurance benefits of the policy;
•	issuing the policy;
•	administering the policy;
•	assuming certain risks in connection with the policy; and
•	distributing the policy.
We deduct some of these charges from your premium payments. We deduct others periodically from your Policy Value in the Fixed Account, Indexed Accounts and/or Subaccounts. We may also assess a charge if you surrender your policy or the policy Lapses. We may profit from one or more of the charges we collect under the policy. We may use these profits for any corporate purpose.
Premium Expense Charge
We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the Net Premium, to the accounts you have selected. The premium expense charge is 4% of each premium payment. The premium expense charge, in part, compensates us for expenses associated with administering and distributing the policy, including agents’ commissions, advertising and printing of prospectuses and sales literature. (The Surrender Charge, discussed under “Surrender Charge”, and the administrative charge, discussed under “Administrative Charge” below, also may partially compensate us for these expenses.) The premium expense charge also may compensate us for paying taxes imposed by  the State of New York on premiums received by insurance companies. We reserve the right to change the premium expense charge in the future based on our expectations of future investment earnings, persistency and expenses, but guarantee that it will never exceed 4%.
Monthly Deduction
On each Monthly Date we deduct from the value of your policy in the Fixed Account, Indexed Accounts and/or Subaccounts an amount equal to the sum of:
1. the cost of insurance for the policy month;
2. the policy fee shown in your policy;
3. the monthly administrative charge;
4. the monthly mortality and expense risk charge;
5. the Indexed Account charge; and
6. charges for any optional insurance benefits provided by rider for the policy month.
We explain each of the six components below.
You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the Fixed Account and from each of the Subaccounts. You may change these percentages for future monthly deductions by writing to us.
We will take monthly deductions from the Fixed Account and the Subaccounts on a Pro Rata Basis if:
•	you do not specify the accounts from which you want us to take the monthly deduction; or
•	the value in the Fixed Account or any Subaccount is insufficient to pay the portion of the monthly deduction you have specified.
When the Fixed Account, minus any Indebtedness, and the Subaccounts are exhausted, the monthly deduction will be taken from the Indexed Accounts. See “Order of Deductions from Policy Value” for further discussion.
If the Cash Surrender Value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may Lapse. However, the policy will not Lapse if the NLG is in effect or the minimum initial premium guarantee is in effect and the premium payment requirements have been met. (See “no lapse guarantee,” “minimum initial  premium guarantee,” “grace period” and “reinstatement” at the end of this section on policy costs.)
Components of the monthly deduction:
1.	Cost of Insurance: primarily, this is the cost of providing the death benefit under your policy. It depends on:
•	the amount of the death benefit;
•	the Policy Value; and

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    19

•	the statistical risk that the Insured will die in a given period.
The cost of insurance for a policy month is calculated as: [a × (b – c)] + d where:
“a”	is the monthly cost of insurance rate based on the Insured’s Insurance Age, Duration, sex (unless unisex rates are required by law), Risk Classification and election of WMD. Generally, the cost of insurance rate will increase as the Insured’s Attained Insurance Age increases.
We set the rates based on our expectations of mortality, future investment earnings, persistency and expenses. Our current monthly cost of insurance rates are less than the maximum monthly cost of insurance rates guaranteed in the policy. We reserve the right to change rates from time to time; any change will apply to all individuals of the same Risk Classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy. All rates are based on the 2017 Commissioners Standard Ordinary (CSO) Smoker and Nonsmoker Mortality Tables, Age Nearest Birthday.
“b”	is the death benefit on the Monthly Date divided by 1.0016515813 (which reduces our Net Amount at Risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 2%).
“c”	is the Policy Value on the Monthly Date. At this point, the Policy Value has been reduced by the administrative charge, mortality and expense risk charge, the policy fee and any charges for optional riders with the exception of the WMD as it applies to the base policy.
“d”	is any flat extra insurance charges we assess as a result of special underwriting considerations.
2.	Policy fee: $10.00 per month for initial Specified Amounts below $1,000,000 and $0.00 per month for initial Specified Amounts of $1,000,000 and above. This charge primarily reimburses us for expenses associated with issuing the policy, such as processing the application, underwriting the policy and setting up computer records; and associated with administering and distributing the policy, such as processing claims, maintaining records, making policy changes and communicating with Owners. We reserve the right to change the charge in the future based on our expectations of future investment earnings, persistency and expenses, but guarantee that it will never exceed $15.00 per month.
3.	Administrative charge: charged each month prior to the Insured’s Attained Insurance Age 120 anniversary. This charge reimburses us, in part, for expenses associated with issuing the policy, such as processing the application and underwriting the policy. It also partially reimburses us for commissions or other compensation paid to selling firms, advertising and printing of the prospectus and sales literature. We reserve the right to change the administrative charge based on our expectations of future investment earnings, persistency and expenses. However, it will never exceed the guaranteed administrative charge shown in the “Policy Data” section of the policy.
4.	Mortality and expense risk charge: compensates us for assuming the mortality and expense risks under the policy. Currently, the mortality and expense risk charge is 0%. We reserve the right to change the charge in the future, but guarantee that it will never exceed the annual rate of 0.60% applied monthly to the Variable Account Value. (See “Mortality and Expense Risk Charge” for complete discussion).
5.	Indexed account charge: compensates us for certain administrative, investment and other expenses we assume in making available the Indexed Account options. The charge is assessed as an asset-based charge and is based on the value of the Segments of an Indexed Account on the Monthly Date.
6.	Optional insurance benefit charges: charges for any optional benefits you add to the policy by rider. (See “Fee Tables — Charges Other than Fund Operating Expenses.”)
Surrender Charge
If you surrender your policy or the policy Lapses during the first ten policy years or in the ten years following an increase in Specified Amount, we will reduce your Policy Value, minus Indebtedness, by the applicable Surrender Charge.
The Surrender Charge primarily reimburses us for costs of issuing the policy, such as processing the application (mostly underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.
The maximum Surrender Charge for the initial Specified Amount is shown in your policy. It is based on the Insured’s Insurance Age, sex, Risk Classification and initial Specified Amount. The maximum Surrender Charge for the initial Specified Amount will decrease monthly until it is zero at the end of ten policy years. If you increase the Specified Amount, an additional maximum Surrender Charge will apply. The additional maximum Surrender Charge in a revised policy will be based on the Insured’s Attained Insurance Age, sex (unless unisex rates are required by law), Risk Classification and the amount of the increase. It will decrease monthly until it is zero at the end of the tenth year following the increase.

20    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

The following table illustrates the maximum Surrender Charge for VUL 6 – NY, we assume a female, Insurance Age 40 qualifying for preferred nontobacco rates and the Specified Amount to be $500,000.
Lapse or surrender at beginning of year	Maximum Surrender Charge
1	$ 9,312.59
2	9,043.59
3	8,774.59
4	8,505.59
5	8,236.59
6	7,856.84
7	6,258.84
8	4,660.84
9	3,062.84
10	1,464.84
11	0.00
Partial Surrender Charge
If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less). We guarantee that this charge will not increase for the Duration of your policy.
If you have the AdvanceSource Rider on your policy, once Notice of Claim is received partial surrenders are no longer allowed.
Mortality and Expense Risk Charge
The mortality and expense risk charge is deducted monthly as part of the monthly deduction. It compensates us for assuming the mortality and expense risks under the policy. It is equal to:
(a) × (b)	where:
12
“a” is the Variable Account Value; and
“b” is the mortality and expense risk charge shown in the “Charges Other than Fund Operating Expenses” section of this prospectus.
The charge primarily compensates us for:
•	Mortality risk — the risk that the cost of insurance charge will be insufficient to meet actual claims.
•	Expense risk — the risk that the policy fee and the Surrender Charge (described above) may be insufficient to cover the cost of administering the policy.
Any profit from the mortality and expense risk charge would be available to us for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge, the administrative charge and Surrender Charges discussed earlier. We will make up any further deficit from our general assets. We reserve the right to change the mortality and expense risk rate based on our expectations of mortality, future investment earnings, persistency and expenses. However, it will never exceed the guaranteed mortality and expense risk rate shown in the “Policy Data” section of the policy.
Total Annual Operating Expenses of the Funds
Any applicable management fees and other expenses of the Funds are deducted from, and paid out of, the assets of the Funds as described in each Fund’s prospectus.
Effect of Loads, Fees and Charges
Your death benefits, Policy Values and Cash Surrender Values may fluctuate due to an increase or decrease in the following charges:
•	cost of insurance charges;
•	Surrender Charges;
•	cost of optional insurance benefits;
•	policy fees;

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    21

•	administrative charges;
•	mortality and expense risk charges;
•	Indexed Account charges; and
•	annual operating expenses of the Funds, including management fees and other expenses.
In addition, your death benefits, Policy Values and Cash Surrender Values may change daily as a result of the investment experience of the Subaccounts.
Other Information on Charges
We may reduce or eliminate various fees and charges on a basis that is fair and reasonable and applies to all policy Owners in the same class. We may do this for example when we incur lower sales costs and/or perform fewer administrative services than usual.
RiverSource Life of NY
We are a stock life insurance company organized in 1972 under the laws of the State of New York and are located at 20 Madison Avenue Extension, Albany, NY 12203. Our service address is: RiverSource Life Insurance Co. of New York, 70500 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business in the State of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.
The Variable Account and the Funds
The Variable Account: The Variable Account consists of a number of Subaccounts, each of which invests in shares of a particular Fund. Income, gains and losses of each Subaccount are credited to or charged against the assets of that Subaccount alone. Therefore, the investment performance of each Subaccount is independent of the investment performance of our company assets. We will not charge a Subaccount with the liabilities of any other Subaccount or with the liabilities of any other business we conduct. We are obligated to pay all amounts promised to you under the policies.
The Funds: The policy currently offers Subaccounts investing in shares of the Funds listed in the table below.
•	Investment objectives: The investment managers and advisers cannot guarantee that the Funds will meet their investment objectives. Please read the Funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.
•	Fund name and management: A Fund underlying your policy in which a Subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying Fund is not the same as any publicly-traded retail mutual fund. Each underlying Fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying Fund may differ significantly from any publicly-traded retail mutual fund.
•	Eligible purchasers: All Funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The Funds are not available to the public (see “Fund name and management” above). Some Funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available Funds simultaneously. Although we and the Fund providers do not currently foresee any such disadvantages, the boards of directors or trustees of each Fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the Funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each Fund intends to comply with the diversification requirements under Section 817(h) of the Code.
•	Funds available under the policy: We seek to provide a broad array of underlying Funds taking into account the fees and charges imposed by each Fund and the policy charges we impose. We select the underlying Funds in which the Subaccounts initially invest and when there is a substitution (see “Substitution of Investments”). We also make all decisions regarding which Funds to retain in a policy, which Funds to add to a policy and which Funds will no longer be offered in a policy. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to, Fund performance, Fund expenses, classes of Fund shares available, size of

22    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

the Fund, and investment objectives and investing style of the Fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds, and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation that a Fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the Fund and support of marketing expenses incurred with respect to the Fund.
•	Money market Fund yield: In low interest rate environments, money market Fund yields may decrease to a level where the deduction of fees and charges associated with your policy could result in negative net performance.
•	Risks and conflicts of interest with certain Funds advised by Columbia Management: We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several Fund of funds, including managed volatility Funds. As such, it retains full discretion over the investment activities and investment decisions of the Funds. These Funds invest in other registered mutual funds. In providing investment advisory services for the Funds and the underlying funds in which those Funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management or one of its affiliates serves as the investment adviser to the underlying Funds and may provide other services in connection with such underlying Funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying Fund.
•	Volatility and volatility management risk with the managed volatility funds: These Funds invest in other registered mutual funds. In addition, managed volatility Funds employ a strategy designed to reduce overall volatility and downside risk. These types of Funds are available under the policies and one or more of these Funds may be offered in other variable annuity and variable life insurance products offered by us. These Funds may also be used in conjunction with guaranteed living benefit riders we offer with various annuity contracts.
Conflicts may arise because the manner in which these Funds and their strategies are executed by Columbia Management are expected to benefit us by reducing our financial risk and expense in offering guaranteed living benefit riders. Managed volatility Funds employ a strategy to reduce overall volatility and downside risk when markets are declining and market volatility is high. A successful strategy may result in less gain in your Policy Value during rising markets with higher volatility when compared to Funds not employing a managed volatility strategy. Although an investment in the managed volatility Funds may mitigate declines in your Policy Value due to declining equity markets, the Funds’ investment strategies may also curb or decrease your Policy Value during periods of positive performance by the equity markets. There is no guarantee that any of the Funds’ strategies will be successful. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility Funds.
While Columbia Management is the investment adviser to the managed volatility Funds, it provides no investment advice to you as whether an allocation to the Funds is appropriate for you. You must decide whether an investment in these Funds is right for you. Additional information on the Funds, including risks and conflicts of interest, is included in their respective prospectuses. Columbia Management advised Fund of funds and managed volatility Funds and their investment objectives are listed in the table below.
•	Revenue we receive from the Funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a Subaccount invests in a Fund, the Fund holds a single account in the name of the Variable Account. As such, the Variable Account is actually the shareholder of the Fund. We, through our Variable Account, aggregate the transactions of numerous policy Owners and submit net purchase and redemption requests to the Funds on a daily basis. In addition, we track individual policy Owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the Fund, but we incur them instead.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the Funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the Funds. In addition to these payments, the Funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the Funds.
The amount, type, and manner in which the revenue from these sources is computed vary by Fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the policies, we took into account anticipated payments from the Funds. If we had not taken into account these anticipated payments, the charges under the policies would have been higher. Additionally, the amount of payment we receive from a Fund or its affiliate may create an incentive for us to include that Fund as an investment option and may influence our decision regarding which Funds to include in the

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    23

Variable Account as Subaccount options for policy Owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer Funds managed by our affiliates Columbia Management and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated Funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated Funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated Funds comprises the greatest amount and percentage of revenue we derive from payments made by the Funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in various Funds offered through this and other variable life insurance and annuity contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue from the Funds, including but not limited to expense payments and non-cash compensation, for various purposes:
•	Training and educating sales representatives who sell the policies.
•	Granting access to our employees whose job it is to promote sales of the policies by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.
•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the policies including promoting the Funds available under the policies to policy Owners, authorized selling firms and sales representatives.
•	Providing sub-transfer agency and shareholder servicing to policy Owners.
•	Promoting, including and/or retaining the Fund’s investment portfolios as underlying investment options in the policies.
•	Furnishing personal services to policy Owners, including education of policy Owners regarding the Funds, answering routine inquiries regarding a Fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
•	Subaccounting services, transaction processing, recordkeeping and administration.
Sources of revenue received from affiliated Funds: The affiliated Funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated Funds, or from the Funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the Fund’s adviser, subadviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
Sources of revenue received from unaffiliated Funds: The unaffiliated Funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated Funds, or the Funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the Fund’s adviser, subadviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We receive this revenue in the form of a cash payment.

24    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

You can direct your Net Premiums and transfers to any or all of the Subaccounts of the Variable Account that invest in shares of the Funds listed in the table below. From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, changes may take some period of time to complete. As a result it is possible you may receive various forms, reports and confirmations that reflect a Fund’s prior name.
Investing In	Investment Objective and Policies	Investment Adviser
AB VPS Large Cap Growth Portfolio (Class A)	Seeks long-term growth of capital	AllianceBernstein L.P.
ALPS | Alerian Energy Infrastructure Portfolio: Class I	The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the "Index").	ALPS Advisors, Inc.
American Century VP Value, Class I	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
BlackRock Global Allocation V.I. Fund (Class I)	Seeks high total investment return.	BlackRock Advisors, LLC
Columbia Variable Portfolio - Balanced Fund (Class 1)	Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Commodity Strategy Fund (Class 1)	Seeks to provide shareholders with total return.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Contrarian Core Fund (Class 1)	Seeks total return, consisting of long-term capital appreciation and current income.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Disciplined Core Fund (Class 1)	Seeks to provide shareholders with capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Dividend Opportunity Fund (Class 1)	Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Emerging Markets Bond Fund (Class 1)	Non-diversified fund that seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Emerging Markets Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Government Money Market Fund (Class 1)	Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - High Yield Bond Fund (Class 1)	Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Income Opportunities Fund (Class 1)	Seeks to provide shareholders with a high total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Intermediate Bond Fund (Class 1)	Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    25

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Large Cap Index Fund (Class 1)	Seeks to provide shareholders with long-term capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Limited Duration Credit Fund (Class 1)	Seeks to provide shareholders with a level of current income consistent with preservation of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Long Government/Credit Bond Fund (Class 1)	Seeks total return, consisting of current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 1)	Seeks to provide shareholders with growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Overseas Core Fund (Class 1)	Seeks to provide shareholders with capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select Large Cap Value Fund (Class 1)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select Mid Cap Value Fund (Class 1)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Strategic Income Fund (Class 1)	Seeks total return, consisting of current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)	Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Management Investment Advisers, LLC
CTIVP ® - American Century Diversified Bond Fund (Class 1)	Seeks to provide shareholders with a high level of current income.	Columbia Management Investment Advisers, LLC, adviser; American Century Investment Management, Inc., subadviser.
CTIVP ® - BlackRock Global Inflation-Protected Securities Fund (Class 1)	Non-diversified fund that seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser; BlackRock International Limited, sub-subadviser.
CTIVP ® - CenterSquare Real Estate Fund (Class 1)	Seeks to provide shareholders with current income and capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; CenterSquare Investment Management LLC, subadviser.
CTIVP ® - Loomis Sayles Growth Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Loomis, Sayles & Company, L.P., subadviser.
CTIVP ® - MFS® Value Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Massachusetts Financial Services Company, subadviser.

26    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
CTIVP ® - Morgan Stanley Advantage Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Morgan Stanley Investment Management Inc., subadviser.
CTIVP ® - T. Rowe Price Large Cap Value Fund (Class 1)	Seeks to provide shareholders with long-term growth of capital and income.	Columbia Management Investment Advisers, LLC, adviser; T. Rowe Price Associates, Inc., subadviser.
CTIVP ® - TCW Core Plus Bond Fund (Class 1)	Seeks to provide shareholders with total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; TCW Investment Management Company LLC, subadviser.
CTIVP ® - Victory Sycamore Established Value Fund (Class 1)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.
CTIVP ® - Wells Fargo Short Duration Government Fund (Class 1)	Seeks to provide shareholders with current income consistent with capital preservation.	Columbia Management Investment Advisers, LLC, adviser; Wells Capital Management Incorporated, subadviser.
CTIVP ® - Westfield Mid Cap Growth Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Westfield Capital Management Company, L.P., subadviser.
DWS Alternative Asset Allocation VIP, Class A	Seeks capital appreciation.	DWS Investment Management Americas Inc., adviser; RREEF America L.L.C., subadvisor.
Fidelity ® VIP Contrafund® Portfolio Initial Class	Seeks long-term capital appreciation. Normally invests primarily in common stocks. Invests in securities of companies whose value FMR believes is not fully recognized by the public. Invests in either "growth" stocks or "value" stocks or both. The fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager.
Fidelity ® VIP Mid Cap Portfolio Initial Class	Seeks long-term growth of capital. Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations. May invest in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. The Fund invests in either "growth" or "value" common stocks or both.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager.
Fidelity ® VIP Strategic Income Portfolio Initial Class	Seeks a high level of current income and may also seek capital appreciation.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager.
Franklin Income VIP Fund - Class 1	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of equity and debt securities.	Franklin Advisers, Inc.
Franklin Mutual Shares VIP Fund - Class 1	Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    27

Investing In	Investment Objective and Policies	Investment Adviser
Franklin Small Cap Value VIP Fund - Class 1	Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Mutual Advisers, LLC
Invesco V.I. Balanced-Risk Allocation Fund, Series I Shares	Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco Advisers, Inc.
Invesco V.I. Global Fund, Series I Shares (previously Invesco Oppenheimer V.I. Global Fund, Series I Shares)	Seeks capital appreciation.	Invesco Advisers, Inc.
Invesco V.I. Global Strategic Income Fund, Series I Shares (previously Invesco Oppenheimer V.I. Global Strategic Income Fund, Series I Shares)	Seeks total return.	Invesco Advisers, Inc.
Invesco V.I. Main Street Small Cap Fund®, Series I Shares (previously Invesco Oppenheimer V.I. Main Street Small Cap Fund®, Series I Shares)	Seeks capital appreciation.	Invesco Advisers, Inc.
Janus Henderson Balanced Portfolio: Institutional Shares	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC
Janus Henderson Flexible Bond Portfolio: Institutional Shares	Seeks to obtain maximum total return, consistent with preservation of capital.	Janus Capital Management LLC
Janus Henderson Research Portfolio: Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Lazard Retirement Global Dynamic Multi-Asset Portfolio - Investor Shares	Seeks long-term capital appreciation.	Lazard Asset Management, LLC
MFS ® Utilities Series - Initial Class	Seeks total return.	Massachusetts Financial Services Company
Morgan Stanley VIF Discovery Portfolio, Class I Shares (not available to new investors on or after April 5, 2021)	The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley Investment Management Inc.
Neuberger Berman AMT Sustainable Equity Portfolio (Class I)	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund's environmental, social and governance (ESG) criteria.	Neuberger Berman Investment Advisers LLC
PIMCO VIT All Asset Portfolio, Institutional Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Total Return Portfolio, Institutional Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)

28    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Templeton Global Bond VIP Fund - Class 1	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in debt securities of any maturity.	Franklin Advisers, Inc.
Variable Portfolio - Aggressive Portfolio (Class 1)	Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Conservative Portfolio (Class 1)	Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Conservative Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Growth Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderate Portfolio (Class 1)	Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Aggressive Portfolio (Class 1)	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Conservative Portfolio (Class 1)	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Partners Core Bond Fund (Class 1)	Seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and Wells Capital Management Incorporated, subadvisers.
Variable Portfolio - Partners Core Equity Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc., subadvisers.
Variable Portfolio - Partners International Core Equity Fund (Class 1)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Schroder Investment Management North America Inc. (SIMNA Inc.), together with its affiliate, Schroder Investment Management North America Limited (SIMNA Ltd. and together with SIMNA Inc., Schroders), subadviser.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    29

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio - Partners International Growth Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers LLC, adviser; William Blair Investment Management, LLC and Walter Scott & Partners Limited, subadvisers.
Variable Portfolio - Partners International Value Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Pzena Investment Management, LLC and Thompson, Siegel & Walmsley LLC, subadvisers.
Variable Portfolio - Partners Small Cap Growth Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Scout Investments, Inc. and Wells Capital Management Incorporated, subadvisers.
Variable Portfolio - Partners Small Cap Value Fund (Class 1)	Seeks to provide shareholders with long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC (William Blair), together with Investment Counselors of Maryland, LLC (ICM and together with William Blair, William Blair Subadvisers), subadvisers.
Variable Portfolio - U.S. Flexible Conservative Growth Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - U.S. Flexible Growth Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Wells Fargo VT Opportunity Fund - Class 1	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Wells Fargo VT Small Cap Growth Fund - Class 1	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Western Asset Variable Global High Yield Bond Portfolio - Class I	Seeks to maximize total return.	Legg Mason Partners Fund Adviser, LLC; Western Asset Management Company, LLC, Western Asset Management Company Limited & Western Asset Management Pte. Ltd., sub-advisors.
Please refer to the prospectuses for the Funds for more information. These prospectuses are available by contacting us at the address or telephone number shown on the first page of this prospectus.
Relationship Between Funds and Subaccounts
Each Subaccount buys shares of the appropriate Fund at net asset value without a sales charge. Dividends and capital gain distributions from a Fund are reinvested at net asset value without a sales charge and held by the Subaccount as an asset. Each Subaccount redeems Fund shares without a charge (unless the Fund imposes a redemption fee) to the extent necessary to make death benefit or other payments under the policy.

30    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Substitution of Investments
We may substitute the Funds in which the Subaccounts invest if:
•	laws or regulations change;
•	the existing Funds become unavailable; or
•	in our judgment, the Funds no longer are suitable (or are no longer the most suitable) for the Subaccounts.
If any of these situations occur, we have the right to substitute a Fund currently listed in this prospectus (existing Fund) for another Fund (new Fund). The new Fund may have higher fees and/or operating expenses than the existing Fund. Also, the new Fund may have investment objectives and policies and/or investment advisers which differ from the existing Fund.
We may also:
•	add new Subaccounts;
•	combine any two or more Subaccounts;
•	transfer assets to and from the Subaccounts or the Variable Account; and
•	eliminate or close any Subaccounts.
We will notify you of any substitution or change.
In the event of any such substitution or change, we may amend the policy and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.
Voting Rights
As a policy Owner with investments in the Subaccounts, you may vote on important Fund matters.  We calculate votes separately for each Subaccount.  We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which you are entitled.
We are the legal owner of all Fund shares and therefore hold all voting rights.  However, to the extent required by law, we will vote the shares of each Fund according to instructions we receive from policy Owners.  We will vote shares for which we have not received instructions and shares that we or our affiliates own in our own names in the same proportion as the votes for which we received instructions.  As a result of this proportional voting, in cases when a small number of policy Owners vote, their votes will have a greater impact and may even control the outcome.
Changes to the Variable Account
We reserve the right to do any of the following:
•	cease offering any Subaccount;
•	add or remove Variable Accounts;
•	combine the assets of the Variable Account with the assets of any of our other separate accounts;
•	register or deregister the Variable Account;
•	operate the Variable Account as a management investment company, unit investment trust, or any other form permitted under securities or other law;
•	run the Variable Account under the direction of a committee, board, or other group; or
•	make any changes required by the Investment Company Act of 1940, other federal securities laws or state insurance laws.
We will give you any required notice and receive any required regulatory approval before we make any of these changes.
The General Account
The general account includes all assets owned by RiverSource Life Insurance Co. of New York (“we”, “us”, “our” and “RiverSource Life of NY” refer to RiverSource Life Insurance Co. of New York), other than those in the Variable Account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your policy, including the death benefit. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance policies and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The Fixed Account and the Indexed Accounts are the options supported by our general account that we make available under the policy.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    31

Because of exemptive and exclusionary provisions, we have not registered interests in the Fixed Account or the Indexed Accounts as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor the Indexed Accounts nor any interests in the accounts are subject to the provisions of these Acts. With respect to the Indexed Accounts, RiverSource Life of NY represents that the Indexed Accounts offered under the policies are in substantial compliance with the conditions set forth in Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and the Consumer Protection Act. The policy complies with New York standard nonforfeiture compliance interest rate assumptions for life insurance.
These general account options have not been registered with the Securities and Exchange Commission (“SEC”). Disclosures regarding these options, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
The Fixed Account
You can allocate Net Premiums to the Fixed Account, transfer Policy Value from the Subaccounts to the Fixed Account, or allocate the Segment maturity value of an Indexed Account to the Fixed Account. Amounts allocated to the Fixed Account become part of our general account.
Placing Policy Value in the Fixed Account does not entitle you to share in the general account’s investment experience, nor does it expose you to the general account’s investment risk. Instead, we guarantee that the Policy Value you place in the Fixed Account will accrue interest at an effective annual rate of at least 1% (2% for policy applications signed prior to December 4, 2020), independent of the actual investment experience of the general account. Keep in mind that this guarantee is subject to the creditworthiness and continued claims-paying ability of RiverSource Life Insurance Co. of New York. We are not obligated to credit any interest in excess of the guaranteed rate of 1% (2% for policy applications signed prior to December 4, 2020), although we may do so at our sole discretion, or if required by state law. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings. We will not credit interest in excess of 1% (2% for policy applications signed prior to December 4, 2020) on any portion of Policy Value in the Fixed Account against which you have a policy loan outstanding.
Your statement will include the average interest rate currently earned on Policy Value in the Fixed Account as well as the interest rate that will be credited on any new money allocated to the Fixed Account. Interest is credited daily. For additional information on interest rates, contact your sales representative or RiverSource Life Insurance Co. of New York at the address or telephone number shown on the first page of this prospectus.
The Indexed Accounts
You can allocate Net Premiums to the Indexed Accounts, transfer Policy Value from the Subaccounts or the Fixed Account to the Indexed Accounts or allocate the Segment maturity value of an Indexed Account to the Indexed Accounts (with certain restrictions, explained in “Transfers Among the Fixed Account, Indexed Accounts and Subaccounts”). Amounts allocated to the Indexed Accounts become part of our general account.
Placing Policy Value in the Indexed Accounts does not entitle you to share in the general account’s investment experience, nor does it expose you to the general account’s investment risk. Instead, the Policy Value that you place in the Indexed Accounts is guaranteed an Indexed Interest Rate of 0% for the 1-Year Point-to-Point Indexed Account (considered a 0% “floor”), and 1% for the 2-Year Point-to-Point Indexed Account (considered a 1% “floor”), independent of the actual investment experience of the general account. Keep in mind that this guarantee is subject to the creditworthiness and continued claims-paying ability of RiverSource Life Insurance Co. of New York. We are not obligated to credit indexed interest at any rate higher than 0% for the 1-Year Point-to-Point Indexed Account (considered a 0% “floor”), and 1% for the 2-Year Point-to-Point Indexed Account (considered a 1% “floor”), although we may do so at our sole discretion. This means that you may never receive indexed interest on amounts invested in the 1-year Point-to-Point Indexed Account and you may receive only 1% for amounts invested in the 2-Year Point-to-Point Indexed Account. Also, if fees and charges under the policy are deducted from the Indexed Accounts, you could lose more than the premiums you’ve paid into the Indexed Account(s). For further discussion see “Order of Deductions from Policy Value.”
Indexed Interest Rates credited in excess of the guaranteed rate will be based on various factors including: 1) the return of the underlying index (currently the S&P 500 Index for both the 1-year and 2-Year Point-to-Point Indexed Accounts); the Segment Participation Rate (currently 100% for both the 1-year and 2-Year Point-to-Point Indexed Accounts); and 3) the cap and floor rates in effect at the start of each Segment. A Segment is the portion of an Indexed Account that is associated with a particular Segment Start Date. The Segment Participation Rate is the percentage of the Index Growth Rate that is used to calculate indexed interest. The cap rate is the maximum interest rate over an Indexed Interest Period (1-year or 2-year period). The cap rate will never be lower than 3% for the 1-Year Point-to-Point Indexed Account (considered a 3% “cap”), and 5% for the entire two years of the 2-Year Point-to-Point Indexed Account (considered a 5% “cap”).

32    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

When you apply for your policy you will receive an illustration showing the current Indexed Account cap and floor rates in effect at that time. Subsequently, your statement will include the current cap rate in effect for all Indexed Accounts. In addition, we will provide notification on your statement if a Segment’s cap or floor rate has decreased since your last statement.
The portion of Policy Value allocated to the Indexed Accounts earns interest based on a change in the value of the S&P 500 Index. An Indexed Account includes a corresponding Interim Account and one or more Segments. Any money allocated to an Indexed Account will first be deposited into the corresponding Interim Account. An Interim Account temporarily holds Net Premiums, loan repayments and other amounts you request to be allocated to an Indexed Account. An Interim Account earns interest at a fixed rate not less than the Fixed Account guaranteed interest rate shown in the Policy Data section of the policy.
On the 20th day of the calendar month, if the value of the Interim Account is $25 or greater, it will be transferred to a Segment of the corresponding Indexed Account. This will begin a new “Segment”, which is the portion of an Indexed Account created each time a transfer is made from the Interim Account to the Indexed Account. A Segment lasts for a 12- or 24-month term and is eligible for indexed interest at the Segment Maturity Date (the last day of the 12- or 24-month term). Once money is transferred to a Segment it cannot be transferred out of the Segment until the Segment Maturity Date, unless required to satisfy monthly deduction requirements or as required to make a loan or surrender. You may have Policy Value in multiple Segments at any given time.
Indexed interest is credited to the Segment at the end of the Segment Term and is equal to the Average Segment Value multiplied by the Indexed Interest Rate. For a given Segment, the Average Segment Value is the average of the values at the end of each Segment month over the Indexed Interest Period. A Segment month ends on the same day each month as the Segment Start Date. An Indexed Interest Period is the length of time a Segment in an Indexed Account is open. Currently, the Segment Term for an Indexed Account is equal to the Indexed Interest Period for that account.
Examples. The examples set forth below illustrate how indexed interest is calculated.
Assumptions
Segment Growth Cap:	12%
Segment Floor:	0%
Segment Participation Rate:	100%
Average Segment Value:	$5,000
Example 1 – Up-market:
This example shows the policy was credited with $600 for the Segment Term.
Starting S&P 500 Index value:	1,000
Ending S&P 500 Index value:	1,200
The Index Growth Rate is the ending S&P 500 Index value divided by the starting S&P 500 Index value minus 1:
(1200	–1)	=	20%
1000
The Indexed Interest Rate is equal to the lesser of a) the Index Growth Rate multiplied by the Segment Participation Rate or b) the Segment Growth Cap of 12%, but not less than the Segment Floor of 0%:
a)	20% (Index Growth Rate) x 100% (Segment Participation Rate) = 20%
b)	Segment Growth Cap of 12%, but not less than Segment Floor of 0%
Therefore, in this example the Indexed Interest Rate is capped at 12%.
The indexed interest credited is the Average Segment Value multiplied by the Indexed Interest Rate:
$5,000 x 12% = $600
Example 2 – Down-market:
This example shows the policy was credited with $0 for the Segment Term.
Starting S&P 500 Index value:	1,000
Ending S&P 500 Index value:	900
The Index Growth Rate is the ending S&P 500 Index value divided by the starting S&P 500 Index value minus 1:
(900	–1)	=	-10%
1000

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    33

The Indexed Interest Rate is equal to the lesser of a) the Index Growth Rate multiplied by the Segment Participation Rate or b) the Segment Growth Cap of 12%, but not less than the Segment Floor of 0%:
a)	-10% (Index Growth Rate) x 100% (Segment Participation Rate) = -10%
b)	Segment Growth Cap of 12%, but not less than Segment Floor of 0%
Therefore, in this example the Indexed Interest Rate is 0%.
The indexed interest credited is the Average Segment Value multiplied by the Indexed Interest Rate:
$5,000 x 0% = $0
Example 3 – Semi up-market:
This example shows the policy was credited with $450 for the Segment Term.
Starting S&P 500 Index value:	1,000
Ending S&P 500 Index value:	1,090
The Index Growth Rate is the ending S&P 500 Index value divided by the starting S&P 500 Index value minus 1:
(1090	–1)	=	9%
1000
The Indexed Interest Rate is equal to the lesser of a) the Index Growth Rate multiplied by the Segment Participation Rate or b) the Segment Growth Cap of 12%, but not less than the Segment Floor of 0%:
a)	9% (Index Growth Rate) x 100% (Segment Participation Rate) = 9%
b)	Segment Growth Cap of 12%, but not less than floor of 0%
Therefore, in this example the Indexed Interest Rate is 9%.
The indexed interest credited is the Average Segment Value multiplied by the Indexed Interest Rate:
$5,000 x 9% = $450
The Segment Growth Cap, Segment Floor and Segment Participation Rate are declared at the beginning of each Segment. At Segment maturity, the amount reallocated to the Indexed Account(s) along with any money in the Interim Account is combined to start a new Segment, the Segment Growth Cap is set and the process of crediting interest for that new Segment starts over again. The Segment Growth Cap is the limit on the index growth used in calculating the indexed interest. The Segment Floor provides protection when the performance of the index is less than the Segment Floor. The Segment Participation Rate reflects how much of the Index Growth Rate will be utilized in calculating the indexed interest. The guaranteed minimum Segment Growth Cap, Segment Floor and Segment Participation Rate is shown in the policy under Policy Data. Subsequent Segment Growth Caps, Segment Floors and Segment Participation Rates that we set may differ, but will never be less than the guaranteed minimum rates. Please contact your sales representative to determine the current Segment Growth Cap, Segment Floor and Segment Participation Rate for the Indexed Accounts available under the policy.
The indexed interest credited plus the Segment Value at the end of the Segment result in the Segment maturity value. The Segment maturity value is reallocated to the Fixed Account, Subaccounts, and/or Indexed Accounts according to the Segment maturity reallocation percentages you have selected. The amount reallocated to the Indexed Accounts along with any money in the Interim Account is then combined to start a new Segment. Each available Indexed Account has its own Segment reallocation percentages that can be selected when you apply for the policy.  You may change the Segment reallocation percentages at any time by written request or any other requests acceptable to us.  Any change to the Segment reallocation percentages will be effective for all Segments of an Indexed Account maturing after the receipt of the request.  In absence of a selection of the Segment reallocation percentages, Segment maturity value will be allocated to the same Indexed Account.
On the Insured’s Attained Insurance Age 119 anniversary, Segment reallocation percentages will be set to allocate any Segment maturity value to the Fixed Account and may not be changed.
Once benefit payments begin for any rider paying benefits due to chronic or terminal illness, the Segment maturity reallocation percentages will be set to allocate all amounts to the Fixed Account. The Segment reallocation percentages cannot be changed while on claim. Upon expiry of the claim, we must receive written instructions from you in order to change the Segment reallocation percentages.
The Indexed Account options available under the policy are shown in the Policy Data section of the policy. We reserve the right to add, remove or change one or more of the Indexed Account options. Also, we may substitute a comparable index if an index is discontinued, substantially changed or, at our sole discretion, we determine that an index should no longer be used. Any such substitution is subject to approval by the appropriate state insurance regulatory authorities. If

34    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

an index is discontinued or substantially changed, we may mature Segments early. If we mature a Segment early, we will notify you. If we substitute a comparable index, the new index will only apply to new Segments. We will notify you, and any assignee of record, before a substitute index is used. If no such comparable index is approved, or it would not be prudent to substitute such an index, we reserve the right to stop offering an Indexed Account. In this case, the value of the discontinued Indexed Account will be transferred to the Fixed Account.
It is not possible to invest directly in an index. An Indexed Account is indirectly impacted by the market since it is not directly invested in any stock or equity investments. Any indexed interest credited will be affected by changes in the corresponding index(es).
Changes to the Policies
We reserve the right to do any of the following:
•	make any changes necessary to maintain the status of the policy as life insurance under the Code;
•	make other changes required under federal or state law relating to life insurance;
•	suspend or discontinue sale of the policies; and
•	comply with applicable law.
We will give you any required notice and receive any regulatory approval before we make any of these changes.
Purchasing Your Policy
Application
Your sales representative will help you complete an application and send it along with your initial premium payment to our Service Center. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information, we reserve the right to refuse to issue your policy or take other steps we deem reasonable. When you apply, you:
•	select a Specified Amount of insurance;
•	select a death benefit option;
•	designate a Beneficiary; and
•	state how premiums are to be allocated among the Fixed Account, the Indexed Accounts and the Subaccounts.
Insurability: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.
Age limit: We generally will not issue a policy where the proposed Insured is over the Insurance Age of 85. We may, however, do so at our sole discretion.
Risk Classification: The Risk Classification is based on the Insured’s health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See “Loads, Fees and Charges.”)
When insurance coverage is in effect: Insurance coverage is in effect when we issue the policy, you have paid any premium necessary to keep the policy in force, the policy has been delivered to you and you have accepted the policy.  Conditional insurance coverage will be in effect prior to delivery of the policy only if certain conditions have been met, as stated in the application form.
Other conditions: In addition to proving insurability of the Insured, you and the Insured must meet certain conditions stated in the application form before coverage will become effective and your policy will be delivered to you. The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries or Assistant Secretaries.
Incontestability: We will have two years from the effective date of your policy or from reinstatement of your policy (see “Keeping the Policy in Force — Reinstatement”) to contest the truth of statements or representations in your application. After the policy has been in force during the Insured’s lifetime for two years from the Policy Date, we cannot contest the truth of statements or representations in your application.

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Householding and Delivery of Certain Documents
With your prior consent, RiverSource Life of NY and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper or electronic copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
Premiums
Payment of premiums: In applying for your policy, you decide how much you intend to pay and how often you will make payments. During the first several policy years until the Policy Value is sufficient to cover the Surrender Charge, we require that you pay the Minimum Initial Premium in effect in order to keep the policy in force.
The Scheduled Premium amount you pay is based on a number of factors including, but not limited to:
•	the Specified Amount;
•	the Insured’s gender (unless unisex rates are required by law);
•	the Insured’s issue age;
•	the Insured’s Risk Classification;
•	premium frequency; and
•	the death benefit option.
You may schedule payments annually, semiannually or quarterly. (We must approve payment at any other interval.) We show this premium schedule in your policy. You may also pay premiums by bank authorization on a monthly or quarterly basis under our current company practice. We reserve the right to change this practice.
The Scheduled Premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip Scheduled Premium payments at any time if your Cash Surrender Value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the NLG in effect.
You may also change the amount and frequency of Scheduled Premium payments by written request. We reserve the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.
Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the Policy Value, Cash Surrender Value and length of time your policy will remain in force, as well as affect whether the NLG remains in effect.
Premium limitations: You may make unscheduled premium payments at any time and in any amount of at least $25. We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the Insured's Attained Insurance Age 120.
Allocation of premiums: Until the Policy Date, we hold premiums, if any, in the Fixed Account and we credit interest on any Net Premiums (gross premiums minus premium expense charge) at the current Fixed Account rate. As of the Policy Date, we will allocate the Net Premiums plus accrued interest to the accounts you have selected in your application. At that time, we will begin to assess the monthly deduction and other charges.
When we receive Notice of Claim for any rider paying benefits due to chronic or terminal illness, the premium allocation percentages will be set to allocate all amounts to the Fixed Account. The premium allocation percentages cannot be changed while on claim. Upon expiry of the claim, you may change the premium allocation percentages by sending a written request to our Service Center.
On the Insured’s Attained Insurance Age 119 anniversary, the premium allocation percentages will be set to allocate all premium and loan repayments to the Fixed Account, and may not be changed.
Limitations on Use of the Policy
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a premium payment. We may also be required to block an Owner’s access to Policy Values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate government authority or a court of competent jurisdiction.

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Policy Value
The value of your policy is the sum of values in the Fixed Account, Indexed Account(s) and each Subaccount of the Variable Account. We value your accounts as follows:
Fixed Account
We value the amounts you allocate to the Fixed Account directly in dollars. The Fixed Account Value equals:
•	the sum of your Net Premiums, transfer amounts (including loan transfers), Segment maturity reallocations, and any applicable policy value credit allocated to the Fixed Account; plus
•	interest credited; minus
•	the sum of amounts surrendered (including any applicable Surrender Charges) and amounts transferred out of the Fixed Account (including loan transfers); minus
•	any portion of the monthly deduction for the coming month that is allocated to the Fixed Account.
Indexed Accounts
Amounts allocated to an Indexed Account will be held either in an Interim Account or the Indexed Account’s Segments. We value the amounts you allocate to an Indexed Account directly in dollars. An Indexed Account’s Value equals:
•	the sum of your Net Premiums, Segment maturity reallocations, and any applicable policy value credit allocated to the Indexed Account; plus
•	indexed interest credited; minus
•	the sum of amounts surrendered (including any applicable Surrender Charges) and amounts transferred out (due to loans taken and interest charged on Indebtedness), Segment maturity reallocations allocated to the Fixed Account, any Subaccounts, or another Indexed Account; minus
•	any portion of the monthly deduction for the coming month that is allocated to the Indexed Account.
Subaccounts
We convert amounts you allocate to the Subaccounts into Accumulation Units. Each time you allocate a Net Premium, transfer amounts into one of the Subaccounts from the Fixed Account or another Subaccount, or transfer amounts from the Indexed Accounts at Segment maturity, we credit a certain number of Accumulation Units to your policy for that Subaccount. Conversely, each time you take a partial surrender, transfer amounts out of a Subaccount, or we assess a charge, we subtract a certain number of Accumulation Units from your Policy Value.
Accumulation Units are the true measure of investment value in each Subaccount. They are related to, but not the same as, the net asset value of the Fund in which the Subaccount invests. The dollar value of each Accumulation Unit can rise or fall daily depending on the Variable Account expenses, performance of the Fund and on certain Fund expenses. Here is how we calculate Accumulation Unit values:
Number of units: To calculate the number of Accumulation Units for a particular Subaccount, we divide your investment by the current Accumulation Unit value.
Accumulation Unit value: The current Accumulation Unit value for each Subaccount equals the last value times the Subaccount’s current net investment factor.
We determine the net investment factor by:
•	adding the Fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends, to obtain a current adjusted net asset value per share; then
•	dividing that sum by the previous adjusted net asset value per share; and
•	subtracting the percentage factor representing the mortality and expense risk fee from the result.
Factors that affect Subaccount Accumulation Units: Accumulation Units may change in two ways — in number and in value. Here are the factors that influence those changes:
The number of Accumulation Units you own may fluctuate due to:
•	additional Net Premiums allocated to the Subaccounts;
•	any applicable policy value credit allocated to the Subaccounts;
•	transfers into or out of the Subaccounts;
•	amounts transferred from Indexed Accounts at Segment maturity;
•	partial surrenders and partial surrender fees;
•	Surrender Charges; and

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•	monthly deductions.
Accumulation Unit values will fluctuate due to:
•	changes in underlying Fund net asset value;
•	Fund dividends distributed to the Subaccounts;
•	Fund capital gains or losses; and
•	Fund operating expenses.
Order of Deductions from Policy Value
Any deductions from Policy Value will be taken from the Fixed Account, minus any Indebtedness, and the Subaccounts until exhausted.
When the Fixed Account, minus any Indebtedness, and the Subaccounts have been exhausted, any deductions from Policy Value will be taken in order from the following:
•	the Interim Accounts, proportionally, based on the Interim Account Values until exhausted; then
•	the Segments of the Indexed Accounts starting with the most recently opened Segment(s); then
•	the next most recently opened Segment(s), and will continue in this manner until the amount required to satisfy the deduction has been met.
For multiple Indexed Account Segments with the same start date, any deductions will be taken proportionally out of those Segments based on the values in those Segments.
Such deductions include monthly deductions, partial surrenders, partial surrender fees, loans, loan interest and any other adjustments to Policy Value as a result of exercising a policy provision or rider.
Keeping The Policy in Force
Minimum Initial Premium Guarantee
To allow you to purchase the policy for the lowest premium possible, you may choose to pay only the Minimum Initial Premium during the Minimum Initial Premium Period as long as the Policy Value minus Indebtedness equals or exceeds the monthly deduction. The policy will not enter the grace period during the Minimum Initial Premium Period as shown in your policy under “Policy Data,” if:
•	on a Monthly Date, the Policy Value minus Indebtedness equals or exceeds the monthly deduction for the policy month following such Monthly Date; and
•	the sum of all premiums paid, minus any partial surrenders, and minus any Indebtedness, equals or exceeds the Minimum Initial Premium, as shown in your policy under “Policy Data,” times the number of months since the Policy Date, including the current month.
The Minimum Initial Premium Guarantee Period is ten years.
No Lapse Guarantee
A feature of the policy guaranteeing the policy will remain in force even if the Cash Surrender Value is insufficient to pay the monthly deduction. This feature is sometimes referred to as a death benefit guarantee. Each policy has the following NLG option:
No Lapse Guarantee to Age 75 (NLG-75): This option guarantees the policy will not Lapse before the Insured’s Attained Insurance Age 75 (or 10 years, if later).
The NLG-75 will remain in effect as long as:
•	the sum of premiums paid; minus
•	partial surrenders; minus
•	outstanding Indebtedness; equals or exceeds
•	the NLG-75 Premiums due since the Policy Date.
The NLG-75 Premium is shown in the policy.
If, on a Monthly Date, you have not paid enough premiums to keep the NLG-75 in effect, the NLG-75 will terminate. Your policy will also enter the grace period if the Cash Surrender Value is less than the amount needed to pay the monthly deduction and the Minimum Initial Premium Guarantee is not in effect. The NLG-75 may be reinstated within two years of its termination if the policy is in force.

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Grace Period
If on a Monthly Date the Cash Surrender Value of your policy is less than the amount needed to pay the next monthly deduction and neither the NLG nor the minimum initial premium guarantee is in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will Lapse.
Approximately 15 days after the grace period begins, we will mail a notice to your last known address, requesting a payment sufficient to cover any past due premiums, any premiums falling due within the 61-day grace period, and the next scheduled monthly deduction. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any remaining balance to the Policy Value and allocate it in the same manner as other premium payments.  If the Insured dies during the grace period, we will deduct any overdue monthly deductions from the death benefit.
If you have the AdvanceSource Rider on your policy and the AdvanceSource Rider terminates at the end of the grace period while the Accelerated Benefit Insured is a Chronically Ill Individual, the rider may be reinstated provided that you submit a written request within five months after the date of termination and provided that certain other conditions are met. Those certain conditions are listed in the rider. The reinstated rider will not provide Monthly Benefit Payments during the period of Lapse to the date of reinstatement. The effective date of the reinstated rider will be the beginning of the policy month that coincides with or next follows the date we approve the Accelerated Benefit Insured’s request.
Reinstatement
Your policy may be reinstated within three years after it Lapses, unless you surrendered it for cash. To reinstate, we will require:
•	a written request;
•	evidence satisfactory to us that the Insured remains insurable;
•	payment of the premium we specify; and
•	payment or reinstatement of any Indebtedness.
The effective date of a reinstated policy will be the Monthly Date on or next following the day we accept your application for reinstatement. Surrender Charges will also be reinstated. The NLG cannot be reinstated.
We will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.
Exchange Right
Once during the first 18 months after the Policy Date, if it has not Lapsed or been surrendered in full, you have the right to exchange the policy for a flexible premium adjustable life policy that provides for benefits that do not vary with the investment return of the Subaccounts. This is done by transferring, without charge, the entire Policy Value to the Fixed Account.
You also have the right to exchange the policy for a flexible premium adjustable life policy that provides for benefits that do not vary with the investment return of the Subaccounts in the event of a material change in the investments of the Subaccounts. The option to exchange is exercisable within 60 days after (a) the effective date of such change in the investments, or (b) the receipt of the notice of the change in investments, whichever is later. The exchange is done by transferring, without charge, the entire Policy Value to the Fixed Account.
A transfer for these purposes will not count against the five transfers per policy year limit described in the Transfers Among the Subaccounts and the Fixed Account provision of the Subaccounts section of the policy. Also, we will waive the restrictions on transfers from the Subaccounts into the Fixed Account that are described in the Transfers Among the Subaccounts and the Fixed Account provision of the Subaccounts section of the policy.
Before you exercise the exchange right, be sure to ask your sales representative about all the options that are available to you. We may offer other Fixed Account policies with maximum fees and charges, and minimum guaranteed rates of interest, which differ from the maximum fees and charges and the minimum guaranteed rate of interest in the exchange policy. Other Fixed Account policies we offer require evidence that the Insured is insurable according to our underwriting rules.
Paid-Up Insurance Option
You may request that we use the Cash Surrender Value of the policy to purchase an amount of paid-up insurance prior to the Insured's Attained Insurance Age 120. You may make your request in writing during the 30 days before any Policy Anniversary. The paid-up insurance policy will take effect as of the Policy Anniversary and will mature on the original policy’s Insured's Attained Insurance Age 120. You will forfeit all rights to make future premium payments and all riders will terminate.

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The amount and Cash Surrender Value of the paid-up insurance policy will be based on the cost of insurance rates guaranteed in the policy and on the Fixed Account guaranteed interest rate. The paid-up insurance policy’s death benefit amount, minus its Cash Surrender Value, cannot be greater than your current policy’s death benefit, minus its Policy Value (both as of the date of the paid-up insurance policy’s purchase). The amount of paid-up insurance will remain level and will not be less than required by law.
Any Cash Surrender Value that is not used to purchase the paid-up insurance amount will be paid to you. At any time before the Insured’s death, you may surrender the paid-up insurance for its Cash Surrender Value.
Proceeds Payable Upon Death
If the Insured dies while the policy is in force, we will pay a benefit to the Beneficiary of the policy when the Insured dies. The amount payable is the death benefit amount minus any Indebtedness as of the Death Benefit Valuation Date.
Option 1 (level amount): Under the Option 1 death benefit, if death is prior to or on the Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
•	the Specified Amount; or
•	a percentage of the Policy Value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to Policy Value for your policy to qualify as life insurance.
Option 2 (variable amount): Under the Option 2 death benefit, if death is prior to or on the Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
•	the Policy Value plus the Specified Amount; or
•	a percentage of Policy Value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to Policy Value for your policy to qualify as life insurance.
Option 3 (return of premium, subject to a limit): Under the Option 3 death benefit, if death is prior to or on the Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
1.	the lesser of:
•	the Specified Amount plus premiums paid, less partial surrenders and any partial surrender fees; or
•	the Death Benefit Option 3 Limit shown under Policy Data; or
2.	a percentage of the Policy Value. The percentage is designed to ensure the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to the Policy Value for your policy to qualify as life insurance.

Example	Option 1	Option 2	Option 3
Specified Amount	$100,000	$100,000	$100,000
Policy Value	$ 5,000	$ 5,000	$ 5,000
Premiums paid	$ 4,000	$ 4,000	$ 4,000
Death benefit	$100,000	$105,000	$104,000
Policy Value increases to	$ 8,000	$ 8,000	$ 8,000
Death benefit	$100,000	$108,000	$104,000
Policy Value decreases to	$ 3,000	$ 3,000	$ 3,000
Death benefit	$100,000	$103,000	$104,000
If you want to have premium payments reflected in the form of an increasing death benefit, subject to a limit, you should consider Option 3. If you want your death benefit to include the policy Specified Amount and Policy Value, you should consider Option 2. If you are satisfied with the Specified Amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Policy Value, you should consider Option 1. Under Option 1, the cost of insurance is lower because our Net Amount at Risk is generally lower; for this reason, the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the Policy Value.
Under all death benefit options, if death is on or after the Insured’s Attained Insurance Age 120 anniversary, the death benefit amount will be the greater of: :
•	the death benefit on the Insured's Attained Insurance Age 120 anniversary, minus any partial surrenders and partial surrender fees occurring after the Insured's Attained Insurance Age 120 anniversary; or
•	the Policy Value on the date of death.

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If you have the AdvanceSource Rider on your policy: The Proceeds payable upon death of the Accelerated Benefit Insured on or after the Insured’s Attained Insurance Age 120 anniversary is reduced by each AdvanceSource Rider benefit paid.
Choice of Tax Test
When you apply for your policy, you need to select one of two life insurance qualification tests which will be used to determine whether your policy continues to qualify as life insurance, as outlined under Section 7702 of the Internal Revenue Code of 1986, as amended (Code).
The two tests are:
(1) the guideline premium test (GPT), or
(2) the cash value accumulation test (CVAT).
The test you choose cannot be changed after your policy is issued. If you do not choose a life insurance qualification test when you apply for your policy, the GPT will be applied to your policy. For policies with large amounts of planned premium, we may limit the choice to the GPT.
As mentioned in the Proceeds Payable Upon Death section, regardless of which death benefit option is in effect on the policy, there is always a minimum death benefit amount equal to a percentage of the Policy Value. These percentages, and thus the minimum death benefit amount, are defined under Section 7702 of the Code and differ based on the test selected. In general, the percentages under the CVAT are higher than the percentages under the GPT. A policy’s specific percentages are shown in the Death Benefit Percentage table under Policy Data.
In addition to defining a minimum death benefit amount, the Code also defines a limit to the amount of premium that can be paid under the GPT.
Considerations when choosing the life insurance qualification test for your policy:
Due to no premium limitations in the CVAT under the Code, the CVAT typically allows more flexibility in the amount and timing of premium that can be paid. Please note, under both tests, any premium paid which increases the Net Amount at Risk may be subject to underwriting and require an increase in the Specified Amount prior to us accepting the premium.
For the same premium, the GPT may result in a higher death benefit in early years due to the premium limitations for a given Specified Amount, while the CVAT may result in a higher death benefit long-term due to higher death benefit percentages. Monthly cost of insurance charges that are based on the Net Amount at Risk may be greater on policies using the test that has the higher death benefit at any given time.
Potential Distributions of Policy Value under the CVAT
Under the CVAT, if the death benefit less the Policy Value, ever exceeds three times the distribution threshold as defined below, we reserve the right to make a distribution from Policy Value. The distribution would be the amount needed to make the death benefit, less the Policy Value, equal to three times the distribution threshold.
The distribution threshold is equal to:
(a) + (b)
Where:
(a) is the initial Specified Amount; and
(b) is the amount of any increase in Specified Amount other than that resulting solely from a change in the death benefit option.
How We Handle Policies Under Unclaimed Property Laws
Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of one to five years from either 1) the policy’s maturity date (actual or deemed by statute) or 2) the date the death benefit is due and payable. Your policy’s deemed maturity date is the date the Insured’s Attained Insurance Age equals 120.  If we determine that the death benefit has become payable, we will use our best efforts to locate you or your designated Beneficiaries. If we are unable to locate a Beneficiary, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your Beneficiaries, it is important that your personal address and Beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each Beneficiary. Updates to your Beneficiary designations should be sent to our Service Center.

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Escheatment may also be required by law if a known Beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your Beneficiary steps forward (with the proper documentation) to claim escheated death benefit Proceeds, the state is obligated to pay any such Proceeds it is holding.
Change in Death Benefit Option
Prior to the Insured’s Attained Insurance Age 120 anniversary, you may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the Specified Amount. You do not need to provide additional evidence of insurability.
If you change from Option 1 to Option 2: The Specified Amount will decrease by an amount equal to the Policy Value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting Specified Amount would fall below the minimum amount shown in the policy.
If you change from Option 2 to Option 1: The Specified Amount will increase by an amount equal to the Policy Value on the effective date of the change.
If you change from Option 3 to Option 1: The Specified Amount will be the Option 3 death benefit on the effective date of the change.
You may not change from Option 1 or Option 2 to Option 3.
An increase or decrease in Specified Amount resulting from a change in the death benefit option will affect the following:
•	Monthly deduction because the cost of insurance charges depends upon the Specified Amount.
•	Minimum Initial Premium.
•	Charges for certain optional insurance benefits.
The Surrender Charge will not be affected.
We reserve the right to decline to make any death benefit option change that we determine would cause the policy to fail to qualify as life insurance under applicable tax laws.
If you have the AdvanceSource Rider on your policy: Neither Option 2 nor Option 3 is available.
Changes in Specified Amount
Subject to certain limitations, you may make a written request to increase or decrease the Specified Amount.
Increases: If you increase the Specified Amount, we may require additional evidence of insurability that is satisfactory to us.
The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000 and we will not permit an increase after the Insured’s Attained Insurance Age 85. We will have two years from the effective date of an increase in Specified Amount to contest the truth of statements or representations in the application for the increase in Specified Amount.
An increase in the Specified Amount will have the following effect on policy costs:
•	Your monthly deduction will increase because the cost of insurance charge depends upon the Specified Amount.
•	Charges for certain optional insurance benefits may increase.
•	The Minimum Initial Premium and the NLG premiums will increase.
•	The administrative charge will increase.
•	The Surrender Charge will increase. A new schedule of Surrender Charges will apply to the amount of any increase in the Specified Amount.
At the time of the increase in Specified Amount, the Cash Surrender Value of your policy must be sufficient to pay the monthly deduction on the next Monthly Date. The increased Surrender Charge will reduce the Cash Surrender Value. If the remaining Cash Surrender Value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will Lapse unless the NLG option or the Minimum Initial Premium guarantee is in effect.
Decreases: After the first policy year, you may decrease the Specified Amount,(1) subject to all the following limitations:
•	Only one decrease per policy year is allowed.
(1) If you have the AdvanceSource Rider on your policy and request a decrease in the policy Specified Amount, including decreases due to partial surrenders, you may impact the AdvanceSource Rider Specified Amount and the remaining amount to be accelerated. After a decrease in the policy Specified Amount, if the remaining amount to be accelerated divided by the new policy Specified Amount is greater than the maximum rider Specified Amount percent shown in the “Policy Data” section of the policy, then the rider Specified Amount and the remaining amount to be accelerated will be decreased. Any resulting decrease could cause a change in the maximum monthly benefit.

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•	We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Code.
•	After the decrease, the Specified Amount may not be less than the minimum amount shown in the policy.
•	In policy years 2-5, the Specified Amount remaining after the decrease may not be less than 75% of the initial Specified Amount.
•	In policy years 6 -10, the Specified Amount remaining after the decrease may not be less than 50% of the initial Specified Amount.
•	In policy years 11-15, the Specified Amount remaining after the decrease may not be less than 25% of the initial Specified Amount.
•	In policy years 16+, the Specified Amount remaining after the decrease must be at least $1,000.
•	The effective date of any decrease in Specified Amount is the Monthly Date on or next following the date we receive your request.
Each increase in Specified Amount is treated as a new policy for purposes of applying the limitations on decreases. Thus, the first policy year for an increase is measured from the effective date of the increase.
Example
This example assumes an initial Specified Amount of $100,000. In policy year 6, you increase the initial Specified Amount by $100,000. The current Specified Amount after this increase is $200,000. In policy year 10 (and 4 policy years after the effective date of the increase), you request a $125,000 decrease in the current Specified Amount. The maximum decrease permitted under these assumptions is limited to $75,000, and the Specified Amount after this decrease is $125,000, computed as follows:
Maximum reduction in initial Specified Amount in policy year 10:	$100,000 X .50 =	$ 50,000
Maximum reduction in increase in Specified Amount during the fourth policy year of increase:	$100,000 X .25 =	+25,000
Maximum permitted reduction in current Specified Amount:		$ 75,000
Current Specified Amount before reduction:		$ 200,000
Minus maximum permitted reduction in current Specified Amount:		–75,000
Specified Amount after reduction		$ 125,000
A decrease in Specified Amount will affect your costs as follows:
•	Your monthly deduction will decrease because the cost of insurance charge depends upon the Specified Amount.
•	Charges for certain optional insurance benefits may decrease.
•	The Minimum Initial Premium and the NLG premiums will decrease.
•	The administrative charge will not change.
•	The Surrender Charge will not change.
No Surrender Charge is imposed when you request a decrease in the Specified Amount.
We will deduct decreases in the Specified Amount from the current Specified Amount in this order:
•	First from the initial Specified Amount when the policy was issued, and
•	Then from the increases successively following the initial Specified Amount.
This procedure may affect the cost of insurance if we have applied different Risk Classifications to the current Specified Amount. We will eliminate the Risk Classification applicable to the most recent increase in the Specified Amount first, then the Risk Classification applicable to the next most recent increase, and so on.
Misstatement of Age or Sex
If the Insured’s age or sex has been misstated, the Proceeds payable upon death will be:
•	the Policy Value on the date of death; plus
•	the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus
•	the amount of any outstanding Indebtedness on the date of death.
Suicide
Suicide by the Insured within two years from the Policy Date is not covered by the policy. If suicide occurs, the only amount payable to the Beneficiary will be the premiums paid, minus any Indebtedness and partial surrenders.

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If the Insured commits suicide within two years from the effective date of an increase in Specified Amount, the amount payable for the additional Specified Amount will be limited to the monthly deductions for the Additional Specified Amount.
Beneficiary
Initially, the Beneficiary will be the person you designate in your application for the policy. You may change the Beneficiary by giving us written notice, subject to requirements and restrictions stated in the policy. If you do not designate a Beneficiary, or if the designated Beneficiary dies before the Insured, the Beneficiary will be you, if living. If you are not living, the Beneficiary will be your estate.
Transfers Among the Fixed Account, Indexed Accounts and Subaccounts
You may transfer Policy Value from one Subaccount to another or between Subaccounts and the Fixed Account or Indexed Accounts. Certain restrictions apply to transfers involving the Fixed Account and the Indexed Accounts. We will process your transfer on the Valuation Date we receive your request. If we receive your transfer request at our Service Center in Good Order before the Close of Business, we will process your transfer using the Accumulation Unit value we calculate on the Valuation Date we received your transfer request. If we receive your transfer request at our Service Center in Good Order at or after the Close of Business, we will process your transfer using the Accumulation Unit value we calculate on the next Valuation Date after we received your transfer request. Before making a transfer, you should consider the risks involved in changing investments. We may suspend or modify transfer privileges at any time.
If you have the AdvanceSource Rider on your policy, once benefit payments begin, any value in your Subaccounts will be transferred to the Fixed Account as well as all future premium payments. Transfers to the Subaccounts will not be allowed. At the end of the Period of Coverage, the portion of the Policy Value in excess of Indebtedness due to us will remain in the Fixed Account until written request is made to transfer to any Subaccounts. The request must be made within 30 days after the end of the Period of Coverage.
Restrictions on Transfers
Market timing can reduce the value of your investment in the policy. If market timing causes the returns of an underlying Fund to suffer, Policy Value you have allocated to a Subaccount that invests in that underlying Fund will be lower too. Market timing can cause you, any joint Owner of the policy and your Beneficiary(ies) under the policy a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a policy if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the Subaccounts within the policy. The underlying Funds in which the Subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying Funds may be more restrictive than the market timing policies and procedures we apply to transfers among the Subaccounts of the policy, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying Fund in which a Subaccount invests in several ways, including but not necessarily limited to:
•	diluting the value of an investment in an underlying Fund in which a Subaccount invests;
•	increasing the transaction costs and expenses of an underlying Fund in which a Subaccount invests; and
•	preventing the investment adviser(s) of an underlying Fund in which a Subaccount invests from fully investing the assets of the Fund in accordance with the Fund’s investment objectives.
Funds available as investment options under the policy that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying Funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

44    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

In order to help protect you and the underlying Fund from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of Policy Value among the Subaccounts of the Variable Account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging or an asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a policy Owner who makes more than three Subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your policy and the terms of your policy. These restrictions or modifications may include, but not be limited to:
•	requiring transfer requests to be submitted only by first-class U.S. mail;
•	not accepting hand-delivered transfer requests or requests made by overnight mail;
•	not accepting telephone or electronic transfer requests;
•	requiring a minimum time period between each transfer;
•	not accepting transfer requests of an agent acting under power of attorney;
•	limiting the dollar amount that you may transfer at any one time;
•	suspending the transfer privilege; or
•	modifying instructions under an automated transfer program to exclude a restricted Fund if you do not provide new instructions.
Subject to applicable state law and the terms of each policy, we will apply the transfer policy described above to all policy Owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to identify and restrict all market timing activity. In addition, state law and the terms of some policies may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying Funds and may result in lower Policy Values.
In addition to the market timing policy described above, which applies to transfers among the Subaccounts within your policy, you should carefully review the market timing policies and procedures of the underlying Funds. The market timing policies and procedures of the underlying Funds may be materially different than those we impose on transfers among the Subaccounts within your policy and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying Funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of Fund shares. This assistance may include, but not be limited to, providing the underlying Fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier and the details of your policy transactions involving the underlying Fund. An underlying Fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of Policy Value to or from the underlying Fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying Fund any redemption fee imposed by an underlying Fund. Market timing policies and procedures adopted by underlying Funds may affect your investment in the policy in several ways, including but not limited to:
•	Each Fund may restrict or refuse trading activity that the Fund determines, in its sole discretion, represents market timing.
•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the policy, it is possible that the underlying Fund’s market timing policies and procedures, including instructions we receive from a Fund, may require us to reject your transfer request. For example, while we will attempt to execute transfers permitted under any asset allocation, dollar-cost averaging or asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying Fund’s market timing policies and procedures will do so. Orders we place to purchase Fund shares for the Variable Account are subject to acceptance by the Fund. We reserve the right to reject without prior notice to you any transfer request if the Fund does not accept our order.
•	Each underlying Fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a Fund has adopted. As a result, a Fund’s returns might be adversely affected, and a Fund might terminate our right to offer its shares through the Variable Account.
•	Funds that are available as investment options under the policy may also be offered to other intermediaries who are eligible to purchase and hold shares of the Fund, including without limitation, separate accounts of other insurance

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companies and certain retirement plans. Even if we are able to implement a Fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same Fund’s shares will do so, and the returns of that Fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying Fund, and the risks that market timing pose to that Fund and to determine whether an underlying Fund has adopted a redemption fee, see that Fund’s prospectus.
Fixed Account Transfer Policies
•	You must make transfers from the Fixed Account during a 30-day period starting on a Policy Anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods. If the amount in the Fixed Account is less than $100, the entire amount can be transferred at any time.
•	If we receive your request to transfer amounts from the Fixed Account within 30 days before the Policy Anniversary, the transfer will become effective on the anniversary.
•	If we receive your request on or within 30 days after the Policy Anniversary, the transfer will be effective on the day we receive it.
•	We will not accept requests for transfers from the Fixed Account at any other time.
•	If you have made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary. We will waive this limitation once during the first two policy years if you exercise the policy’s right to exchange provision. (See “Exchange Right.”)
Minimum Transfer Amounts
From a Subaccount to another Subaccount, the Fixed Account or an Indexed Account:
•	For mail and telephone transfers — $250 or the entire Subaccount balance, whichever is less.
•	For automated transfers — $50.
From the Fixed Account to a Subaccount:
•	For mail and telephone transfers — $250 or the entire Fixed Account balance minus any outstanding Indebtedness, whichever is less.
•	For automated transfers — $50.
Maximum Transfer Amounts
The maximum amount that may be transferred from the Fixed Account to one or more of the Indexed Accounts is the Fixed Account Value minus any Indebtedness minus the value of a transfer to one or more of the Subaccounts occurring on the same day. The amount of any such transfer to an Indexed Account will be allocated to the corresponding Interim Account on the date it is received.
Transfer Restriction Period
A transfer restriction period is a 12-month period of time which begins on any date there is loan or withdrawal that is not part of a systematic distribution program from any Indexed Account, including the Interim Accounts. Any deduction from the Indexed Accounts due solely to an increase in Indebtedness from interest charged on a loan will not trigger the start of a transfer restriction period.
During this period, the following restrictions apply:
•	no transfers from the Fixed Account or Subaccounts to any Indexed Account will be allowed; and
•	Indexed Account premium allocation percentages will change to allocate all premium and loan repayments to the Fixed Account.
We reserve the right to shorten or eliminate the transfer restriction period.
Once the transfer restriction period has expired, you may submit a written or phone request to transfer any amount in the Fixed Account or Subaccounts to any Indexed Account or to change the premium allocation percentage.
Maximum Number of Transfers Per Year
You may make transfers by mail or telephone. We reserve the right to limit transfers of value from a Subaccount to one or more Subaccounts or to the Fixed Account to five per policy year. We may suspend or modify this transfer privilege at any time with the necessary approval of the Securities and Exchange Commission. In addition to transfers by mail or telephone, you may make automated transfers subject to the restrictions described below.

46    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Automated Transfers
In addition to written and telephone requests, you can arrange to have Policy Value transferred from one account to another automatically. Your sales representative can help you set up an automated transfer.
Automated transfer policies
•	Only one automated transfer arrangement can be in effect at any time.
•	You may transfer all or part of the value of a Subaccount to one or more of the other Subaccounts, one or more of the Indexed Accounts and/or to the Fixed Account.
•	You may transfer all or part of the Fixed Account Value, minus Indebtedness, to one or more of the Subaccounts and/or one or more of the Indexed Accounts.
•	Either the Fixed Account or one or more of the Subaccounts can be used as the source of Funds for any automated transfer arrangement. The Indexed Accounts may not be used as the source of Funds for any automated transfer arrangement.
•	You can start or stop this service by written or phone request. You must allow seven days for us to change any instructions that are currently in place.
•	The minimum transfer amount is $50.
•	You cannot make automated transfers from the Fixed Account to one or more Subaccounts in an amount that, if continued, would deplete the Fixed Account within 12 months. There is no such restriction on automated transfer arrangements that transfer value from the Fixed Account to one or more of the Indexed Accounts only.
•	If your policy has entered a transfer restriction period that will last for 12 months, during this period transfers from the Fixed Account or the Subaccounts to any Indexed Account will not be allowed. Any dollar cost averaging arrangement that moves money to an Indexed Account will be terminated. Premiums and loan repayments allocated to an Indexed Account during this period will be redirected to the Fixed Account.
•	If you made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary.
•	If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.
•	The balance in any account from which you make an automated transfer must be sufficient to satisfy your instructions. If not, we will stop the automated arrangement.
•	Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the Fixed Account and the Subaccounts. (Exception: The maximum number of transfers per year provision does not apply to automated transfers.)
•	You may make automated transfers by choosing a schedule we provide.
Transfers Not Allowed
Transfers of value are not allowed for the following conditions:
•	from an Indexed Account Segment prior to Segment maturity, except transfers due to policy loans taken or interest charged on Indebtedness;
•	from the Fixed Account or any Subaccount to any Indexed Account once payment of benefits begins for any rider paying benefits due to chronic or terminal illness;
•	from the Fixed Account or any Subaccount to any Indexed Account when the policy is in a transfer restriction period;
•	from the Fixed Account to any Subaccount or Indexed Account after the Insured’s Attained Insurance Age 120 anniversary.
Transfers at the Insured’s Attained Insurance Age 120 Anniversary
On the Insured’s Attained Insurance Age 120 anniversary, any Policy Value in the Subaccounts will be transferred to the Fixed Account and may not be transferred to any Indexed Account.
Automated Dollar-Cost Averaging
You can use automated transfers to take advantage of dollar-cost averaging — investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative Subaccount to a more aggressive one, or to several others.
This systematic approach can help you benefit from fluctuations in Accumulation Unit values caused by fluctuations in the market values of the underlying Fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit.

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How dollar-cost averaging works
By investing an equal number of dollars each month…		Month	Amount Invested	Accumulation Unit Value	Number of Units Purchased
		Jan	$ 100	$ 20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low…		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		June	100	18	5.56
		July	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You have paid an average price of only $17.91 per unit over the ten months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any Subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.
You may make dollar-cost averaging transfers by choosing a schedule we provide.
Asset Rebalancing
Subject to availability, you can contact us in writing or by phone to reallocate the variable Subaccount portion of your Policy Value according to the percentages (in whole percentage amounts) that you choose. The Policy Value must be at least $2,000 at the time the rebalance is set up. Asset rebalancing does not apply to the Fixed Account. We automatically will rebalance the variable Subaccount portion of your Policy Value either quarterly, semiannually or annually. The period you select will start to run on the date you specify. On the first Valuation Date of each of these periods, we automatically will rebalance your Policy Value so that the value in each Subaccount matches your current Subaccount percentage allocations. We rebalance by transferring Policy Value between Subaccounts. Transfers for this purpose are not subject to the maximum number of transfers provisions above.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing or by phone. We will restart the rebalancing period you selected as of the date you specify. You may discontinue auto rebalancing at any time by sending us a written request or by other methods agreed to by us. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.
Policy Loans
You may borrow against your policy by written or telephone request. (See “Two Ways to Request a Transfer, Loan or Surrender” for the address and telephone numbers for your requests.) Generally, we will process your loan within seven days after we receive your request in Good Order at our Service Center (for exceptions — see “Deferral of Payments,” under “Payment of Policy Proceeds”). We will mail loan payments to you by regular mail. If you request express mail delivery or an electronic fund transfer to your bank, we will charge a fee. For instructions, please contact your sales representative.
Minimum Loan Amounts
$500 or the remaining loan value, whichever is less.
Maximum Loan Amounts
•	90% of the Policy Value minus Surrender Charges.
•	For phone requests, if loan Proceeds are being sent to your address of record the maximum loan amount is $100,000.

48    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

The amount available at any time for a new loan is the maximum loan value less any existing Indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next Policy Anniversary and monthly deductions that we will take until the next Policy Anniversary.
Allocation of Loans to Accounts
Unless you specify otherwise, we will make the loan from the Fixed Account and the Subaccounts on a Pro Rata Basis. In determining these proportions, we first subtract the amount of any outstanding Indebtedness from the Fixed Account Value.
We redeem Accumulation Units to make loan amounts from the Subaccounts. When the FIxed Account, minus any Indebtedness, and the Subaccounts are exhausted, the loan will be taken from the Indexed Accounts. (See “Order of Deductions from Policy Value” for further discussion.) The amount of any loan or loan interest taken from the Subaccounts and Indexed Accounts will be transferred from the Subaccounts and Indexed Accounts to the Fixed Account.
Repayments
We will allocate loan repayments to Subaccounts, Indexed Accounts and/or the Fixed Account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.
Overdue Interest
If you do not pay accrued interest when it is due, we will increase the amount of Indebtedness in the Fixed Account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take that interest from the Fixed Account and the Subaccounts with value on a Pro Rata Basis. When the Fixed Account, minus any Indebtedness, and the Subaccounts are exhausted, the additional loan interest will be taken from the Indexed Accounts. See “Order of Deductions from Policy Value” for further discussion.
If you do not pay accrued interest when it is due, we will increase the amount of Indebtedness in the Fixed Account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take that interest from the Fixed Account and the Subaccounts with value on a Pro-Rata Basis. If the value in the Fixed Account or any Subaccount is not enough to pay the interest allocated, we will take all of the interest from all of the accounts in proportion to their value, minus Indebtedness.
Effect of Policy Loans
A policy loan, whether or not repaid, affects cash value over time because the loan amount is subtracted from the Fixed Account, Subaccounts and/or Indexed Accounts as collateral. The loan collateral does not participate in the investment performance of the Subaccounts, nor does it receive indexed interest. The loan collateral earns interest at the minimum guaranteed rate of the Fixed Account (See “The Fixed Account”). Payment of this interest is subject to the creditworthiness and continued claims-paying ability of RiverSource Life Insurance Co. of New York. Starting in year 11 of the policy, the interest rate charged on the loan will be equal to the interest rate credited on the loan collateral. We reserve the right to change the interest rate charged on the loan; however, it will never exceed the maximum stated in the Periodic Charges Other than Fund Operating Expenses section of this prospectus. A loan reduces the policy surrender value. If the loan causes the Cash Surrender Value to drop to zero, the policy will Lapse. The death benefit is reduced by loan Indebtedness. A loan may also cause the NLG or minimum initial guarantee to terminate.
If you have the AdvanceSource Rider on your policy, upon Notice of Claim, additional policy loans are not permitted. This does not include policy loans taken to pay for interest due on an existing policy loan. If there is an outstanding policy loan at the time of an AdvanceSource Rider Monthly Benefit Payment, that benefit payment will be reduced to repay a portion of the policy loan.
Policy Surrenders
You may take a full or a partial surrender by written request. We may, but are not required to, accept a full or partial surrender request from you by phone. (See “Two Ways to Request a Transfer, Loan or Surrender” for address and telephone numbers for your requests.) We will process your surrender request on the Valuation Date we receive it. If we receive your surrender request at our Service Center in Good Order before the Close of Business, we will process your surrender using the Accumulation Unit value we calculate on the Valuation Date we received your surrender request. If we receive your surrender request at our Service Center in Good Order at or after the Close of Business, we will process your surrender using the Accumulation Unit value we calculate on the next Valuation Date after we received your surrender request. We may require you to return your policy. Generally, we will process your payment within seven days (for exceptions — see “Deferral of Payments” under “Payment of Policy Loans, Surrenders and Death Benefit

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Proceeds”). We will mail surrender payments to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will charge a fee if you request an electronic funds transfer to your bank. For instructions, please contact your sales representative.
Total Surrenders
If you surrender your policy, you receive its Cash Surrender Value, which is the Policy Value minus outstanding Indebtedness and applicable Surrender Charges. (See “Loads, Fees and Charges.”)
Partial Surrenders
After the first policy year, you may take a partial surrender of any amount from $500 up to 90% of the policy’s Cash Surrender Value. Partial surrenders by telephone are limited to $100,000, provided that surrender Proceeds are sent to your address of record. Unless you specify otherwise, we will make partial surrenders from the Fixed Account and Subaccounts on a Pro Rata Basis. When the Fixed Account, minus any Indebtedness, and the Subaccounts are exhausted, the partial surrender will be made from the Indexed Accounts. See “Order of Deductions from Policy Value” for further discussion.
Effect of partial surrenders
•	A partial surrender will reduce the Policy Value by the amount of the partial surrender and the partial Surrender Charge. (See “Fee Tables” and “Loads, Fees and Charges.”)
•	A partial surrender will reduce the death benefit by the amount of the partial surrender and charge, or, if the death benefit is based on the applicable percentage of Policy Value, by an amount equal to the applicable percentage times the amount of the partial surrender.
•	A partial surrender may terminate the minimum initial premium guarantee and/or the NLG. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the minimum initial premium guarantee and/or the NLG in effect.
•	If Option 1 is in effect, a partial surrender will reduce the Specified Amount by the amount of the partial surrender and charge. This may cause the policy to become a Modified Endowment Contract. We will deduct this decrease from the current Specified Amount in this order:
First from the initial Specified Amount when the policy was issued;
Then from the increases successively following the initial Specified Amount.
Because they reduce the Specified Amount, partial surrenders may affect the cost of insurance. We will not allow a partial surrender if it would reduce the Specified Amount below the required minimum. (See “Decreases” under “Proceeds Payable Upon Death.”)
•	If Option 2 is in effect, a partial surrender does not affect the Specified Amount.
Two Ways to Request a Transfer, Loan or Surrender
You can request a transfer, loan or surrender by mail or by phone. You will be required to provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer, loan or partial surrender. Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory income tax withholding on the taxable portion of the distribution.
1 1 By mail
To request a transfer, loan or surrender by mail, please call us at the number below or contact your sales representative to obtain the required request form. Mail the completed request form to:
RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center
Minneapolis, MN 55474
2 2 By phone
1-800-541-2251
•	We answer telephone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

50    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

•	We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and recording calls. As long as these procedures are followed, neither we nor our affiliates will be liable for any loss resulting from fraudulent requests.
•	We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write and tell us.
DELIVERY OPTIONS FOR LOAN OR SURRENDER PROCEEDS
1 1 By regular or express mail
•	payable to you;
•	mailed to your address of record.
NOTE: We will charge you a fee if you request express mail delivery. (See “Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds”.)
2 2 By wire or other form of electronic payment
•	request that payment be wired to your bank account;
•	pre-authorization required.
NOTE: We will charge you a fee if you request electronic fund transfer. (See “Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds”.)
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional Good Order requirements that must be met prior to processing requests to make any payments to a party other than the policy Owner or to an address other than the address of record. These requirements will be designed to ensure policy Owner instructions are genuine and to prevent fraud.
Cybersecurity and Systems Integrity
Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
•	the corruption or destruction of data;
•	theft, misuse or dissemination of data to the public, including your information we hold; and
•	denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your policy, your privacy, your ability to conduct transactions on your policy, or your ability to receive timely service from us. There can be no assurance that we, the underlying Funds in your policy, or our other business partners will avoid losses affecting your policy due to any successful cyber-attacks or information security breaches.
Payment of Policy Loans, Surrenders and Death Benefit Proceeds
We will pay policy Proceeds when:
•	you surrender the policy; or
•	you take a policy loan; or
•	the Insured dies.
We pay all death benefit Proceeds by check (unless the Beneficiary has chosen to have death benefit Proceeds directly deposited into another Ameriprise Financial, Inc. account). We will compute the amount of the death benefit and pay it in a lump sum unless you select one of the payment options below. We will pay interest at a rate not less than 1% per year on lump sum death benefit Proceeds from the date of the Insured’s death to the settlement date (the date on which we pay Proceeds in a lump sum or we first place them under a payment option).

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Payment Options
During the Insured’s lifetime, you may request in writing that we pay policy Proceeds under one or more of the three payment options below. The Beneficiary may also select a payment option, unless you say that he or she cannot. You decide how much of the Proceeds will be placed under each option (minimum: $5,000). We will transfer any such amount to our general investment account. You may also make a written request to change a prior choice of payment option or, if we agree, to elect a payment option other than the three listed below. Unless we agree otherwise, payments under all options must be made to a natural person.
Option A — Interest Payments: We will pay interest on any Proceeds placed under this option at a rate 1% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw Proceeds in amounts of at least $100. At any time, you may withdraw all of the Proceeds that remain or you may place them under a different payment option approved by us.
Option B — Payments for a specified period: We will make fixed monthly payments for the number of years you specify. We will furnish monthly amounts for payment periods at your request, without charge.
Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 5, 10 or 15 years. We will furnish settlement rates for any year, age, or any combination of year, age and sex at your request, without charge.
Deferral of Payments
Normally, we will send a payment within seven days after receiving your request in Good Order. However, we reserve the right to postpone payments of Cash Surrender Value, policy loans or variable death benefit Proceeds in excess of the Specified Amount if:
•	the NYSE is closed, except for normal holiday and weekend closings;
•	trading on the NYSE is restricted according to SEC rules;
•	an emergency, as defined by SEC rules, makes it impractical to sell securities or to value the net assets of the accounts; or
•	the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total surrender amount until cleared from the originating financial institution.
We may delay payment of any loans or surrenders from the Fixed Account for up to six months from the date we receive the request in Good Order. If we postpone the payment of the surrender Proceeds by more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 1% for the period of postponement.
Federal Taxes
The following is a general discussion of the policy’s federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of current federal income tax laws and of how the IRS currently interprets them. Both the laws and their interpretation may change.
You should make the decision as to who the Owner and the Beneficiary will be after consultation with your tax and legal advisors. These decisions may significantly affect the amount due for federal and state income tax, gift tax and estate or inheritance tax and also your ownership rights to the policy.
The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. We reserve the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.
Income tax reporting and withholding: If any amounts are (or are deemed to be) taxable distributions to the policy Owner, such amounts will generally be subject to federal income tax and possibly a tax penalty, and may be subject to federal withholding pursuant to the Code. (See “Taxation of Policy Proceeds.”) Such amounts will also be subject to tax reporting. Reporting may also be required in the event of a policy exchange or other distributions from the policy even if no amounts are currently subject to tax. State income tax reporting and withholding may also apply.
Diversification and investor control: A variable life insurance policy must meet a diversification test under Section 817(h) of the Code and is subject to an investor control rule. Failure to meet either of these tests means that a life insurance policy fails to qualify as a life insurance policy for federal income tax purposes. The diversification test requires the underlying Funds to be invested in a diversified portfolio of assets based on IRS rules. The investor control rule has been established in a number of published rulings issued by the IRS. According to the IRS, determining

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whether the policy Owner has sufficient incidents of ownership over assets invested in the Subaccounts to be considered the owner of those assets depends on all of the relevant facts and circumstances. The IRS has provided guidance on several factors that, if present, would suggest investor control exists, or, alternatively, would indicate that investor control does not exist. The IRS has to date not yet ruled on several other issues. We reserve the right to modify the policy, as necessary, so that the Owner will not be subject to current taxation as the owner of the Subaccounts’ assets.
RiverSource Life of NY’s Tax Status
We are taxed as a life insurance company under the Code. For federal income tax purposes, the Subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the Fund in which the Subaccount invests and becomes part of the Subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance policies or in our tax status as we then understand it. The company includes in its taxable income the net investment income derived from the investment of assets held in its Subaccounts because the company is considered the owner of these assets under federal income tax law.  The company may claim certain tax benefits associated with this investment income. These benefits, which may include foreign tax credits and the corporate dividend received deduction, are not passed on to you since the company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Taxation of Policy Proceeds
Death benefit Proceeds: The death benefit paid to the Beneficiary generally is not considered income to the Beneficiary and is not subject to federal income taxes. When the Proceeds are paid on or after the Insured’s Attained Insurance Age 120, if the amount received plus any Indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income.
Death benefit Proceeds under Payment Option A: The death benefit Proceeds generally are not subject to income tax, but payments of interest are taxable and may be reported to the IRS and a state, if applicable.
Death benefit Proceeds under Payment Options B and C: A portion of each payment will be taxed as ordinary income and a portion will be considered a return of the Beneficiary’s investment in the policy and will not be taxed. The Beneficiary’s investment in the policy is generally the death benefit Proceeds applied to the payment options. Under Option C only, all payments made after the investment in the policy is fully recovered will be subject to tax. Any taxable earnings may be reported to the IRS and a state, if applicable.
Pre-death Proceeds (See the following table.): Generally, part or all of any pre-death Proceeds received through full surrender, Lapse, partial surrender, or payment options may be subject to federal (and state, if applicable) income tax as ordinary income to the extent of any earnings in the policy. Depending on the situation, these rules may also apply to policy loans and an assignment of the policy as collateral. It is possible that the amount of taxable income generated at the Lapse or surrender of a policy with a loan may exceed the actual amount of cash received. In some cases, the tax liability depends on whether the policy is a modified endowment contract (explained in the following table). The taxable amount may also be subject to an additional 10% IRS penalty tax if the policy is a modified endowment contract and you are younger than age 59½. (See “Penalty tax” under “Modified Endowment Contracts.”)
Source of Proceeds	Taxable Portion of Pre-death Proceeds
Non-Modified Endowment Contracts:	Taxable portion of pre-death Proceeds:
Full surrender:	You will be taxed on the amount received, plus any Indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of full surrender — these earnings may be part of the policy cash value or part of loans previously taken. It could be the case that a policy with a relatively small existing Cash Surrender Value could have significant earnings that will be taxed upon surrender of the policy.
Lapse:	You will be taxed on any Indebtedness minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of Lapse — these earnings may be part of the policy cash value or part of loans previously taken. It could be the case that a policy with a relatively small existing Cash Surrender Value could have significant earnings that will be taxed upon Lapse of the policy.

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Source of Proceeds	Taxable Portion of Pre-death Proceeds
Partial Surrenders:	Generally, if the amount received is greater than your investment in the policy,(1) the amount in excess of your investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial surrender results in or is necessitated by a reduction in benefits.
Policy loans and assignments and pledges:	None. (2)

Modified Endowment Contracts:(3)	Taxable portion of pre-death Proceeds:
Full surrender:	You will be taxed on the amount received, plus any Indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of full surrender — these earnings may be part of the policy cash value or part of loans previously taken. Please note, for modified endowment contracts, it is likely that any earnings taken in previous policy loans were taxable and would be included in the investment in the policy.
Lapse:	You will be taxed on any Indebtedness minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of Lapse — these earning may be part of the policy cash value or part of loans previously taken.
Partial Surrenders:	You will be taxed on the lesser of:
• the amount received; or
• Policy Value minus your investment in the policy.(1)
Policy loans and assignments and pledges:	You will be taxed on the lesser of:
• the amount of the loan/assignment; or
• Policy Value minus your investment in the policy.(1)

Payment Options: Pre-death Proceeds (applicable to non-modified endowment contracts and modified endowment contracts):	Option A: Treated as a full surrender; earnings are taxed and may be subject to an additional 10% penalty tax for modified endowment contracts. Interest is taxed (but not subject to an additional 10% IRS penalty tax).
Options B and C: A portion of each payment is taxed and a portion is considered a return on investment in the policy(1) and not taxed. Any Indebtedness at the time the option is elected is treated as a partial surrender and earnings are taxed (and may be subject to an additional 10% penalty tax for modified endowment contracts). Payments made after the investment in the policy(1) is fully recovered are taxed (and may be subject to an additional 10% penalty tax for modified endowment contracts).

(1)	Investment in the policy is generally equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus taxable portion of any previous policy loans. (for non-modified endowment contracts, it is unlikely that any previous policy loans were taxable).
(2)	However, should the policy later be surrendered or Lapse with outstanding Indebtedness, see discussion related to “full surrender” or “Lapse” under “Source of Proceeds” in the “Non-Modified Endowment Contracts” section shown above for the explanation of tax treatment.
(3)	Any taxable portion of pre-death Proceeds may be subject to a 10% IRS penalty tax (exceptions apply — see “Penalty tax” under “Modified Endowment Contracts.”)

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Modified Endowment Contracts
Your policy is a modified endowment contract if the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.
If you exchanged a policy that is a modified endowment contract under section 1035 of the Code, your new policy also will be a modified endowment contract. If you exchanged a policy that is a non-modified endowment contract, your new policy may become a modified endowment contract.
We have procedures for monitoring whether your policy becomes a modified endowment contract. We calculate modified endowment contract limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the Risk Classification, sex and age of the Insured. We recalculate these limits later if certain increases or reductions in benefits occur.
If you pay a premium that causes your policy to become a modified endowment contract under the Code, we will notify you in writing. If you do not want your policy to remain a modified endowment contract, you can choose one of the following options within the time period stated in the notice:
•	ask us to refund the excess premium that caused the policy to become a modified endowment contract, plus interest; or
•	ask us to apply the excess premium to your policy at a later date when it would not cause the policy to become a modified endowment contract.
You do not have to choose either of these options. If you do not choose one of these options, your policy will remain a modified endowment contract for the life of the policy. (See “Modified Endowment Contracts” in the table under “Taxation of Policy Proceeds.”)
Increases in benefits: We recalculate limits when an increase is a “material change.” Almost any increase you request, such as an increase in Specified Amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the “Proceeds Payable upon Death” section or an increase in Policy Value growth under Option 2, generally is not a material change. A policy becomes a modified endowment contract if premiums you pay in the first seven years following a material change exceed the recalculated limits.
Reductions in benefits: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had been in effect for the entire applicable seven-year period. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment contract limits. If the premiums you have already paid exceed the recalculated limits, the policy will become a modified endowment contract with applicable tax implications even if you do not pay any further premiums.
Distributions affected: Modified endowment contract rules apply to distributions in the year the policy becomes a modified endowment contract and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment contract because the IRS presumes that you took a distribution in anticipation of that event.
Serial purchase of modified endowment contracts: The IRS treats all modified endowment contracts issued by the same insurer (or possibly affiliated companies of the insurer) to the same Owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.
Penalty tax: If a policy is a modified endowment contract, the taxable portion of pre-death Proceeds from a full surrender, Lapse, partial surrender, policy loan or assignment of Policy Value or certain payment options may be subject to a 10% penalty tax unless:
•	the distribution occurs on or after the date that the Owner attains age 59½;
•	the distribution is attributable to the Owner becoming disabled (within the meaning of Section 72(m)(7) of the Code); or
•	the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the Owner or over the joint lives (or life expectancies) of the Owner and the Owner’s Beneficiary.
(See “Taxation of Policy Proceeds”, “Pre-death Proceeds” and accompanying table.)
Other Tax Considerations
Interest paid on policy loans: Generally, no deduction is allowed for interest paid or accrued on any Indebtedness with respect to life insurance policies. However, a deduction is allowed under Section 264(e) of the Code for interest (subject to certain interest rate limitations) on policy loans of a business with respect to certain key person insurance. The aggregate amount of Indebtedness that can be borrowed on that key individual (who must be an officer or 20-percent

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owner of the business) may not exceed $50,000. The amount of key persons is limited to a maximum of 20 with respect to any controlled group of companies. A business that falls within the exception of Section 264(e) and is allowed a deduction for interest with respect to key-person insurance up to $50,000 nonetheless must also not fall within either of the prohibitions of Sections 264(a)(2) (with respect to certain single premium policies), and (a)(3) (Indebtedness incurred or continued to purchase or carry a life insurance contract pursuant to a plan of purchase which contemplates the systematic borrowing of part or all of the increases in the cash value).
Policy changes: Changing ownership, exchanging or assigning the policy may have income, gift and/or estate tax consequences, depending on the circumstances.
1035 exchanges: See “Exchange/Replacement Risk” under “Policy Risk” for potential risks associated with 1035 exchanges. Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old policy or contract. If the life insurance policy has an outstanding loan, there may be tax consequences. Currently, partial exchanges of life insurance policies are not allowed by the company because there is no guidance from the IRS.
Other taxes: Federal estate tax, state and local estate or inheritance tax, federal or state gift tax and other tax consequences of ownership or receipt of policy Proceeds will also depend on the circumstances. All of these laws are subject to change.
Qualified Tax-deferred retirement plans: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant, tax advisor and legal advisor prior to purchasing a policy in conjunction with a retirement plan, and consider, without limitation, (i) the deductibility to the employer and the inclusion in gross income to the participant of amounts used to purchase insurance in conjunction with a qualified retirement plan, (ii) the taxation of insurance Proceeds upon death for insurance in conjunction with a qualified retirement plan, (iii) any limitation on the amount of life insurance that is allowed to be purchased within a qualified plan in order for a plan to maintain its qualified status, and (iv) the tax treatment of the policy should the policy be distributed from a qualified plan to a participant in the qualified plan. The policy will not provide any necessary or additional tax deferral if it is used to fund a tax-deferred retirement plan.
On July 6, 1983, the Supreme Court held in Norris v. Arizona Governing Committee that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy’s cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with their legal advisors before purchasing the policy for any employment-related insurance or benefit program.
Employer-owned life insurance: The Pension Protection Act (PPA) of 2006 amended Section 101 of the Code by adding a new Section 101(j) that addresses the tax treatment of “employer-owned life insurance” (EOLI). Unless one of four specified conditions is met and the notice and consent requirements are met, any death benefits in excess of the premiums paid are taxed. In general, an EOLI contract is any life insurance contract owned by a person engaged in a trade or business and under which such person or any related person is directly or indirectly a Beneficiary under the contract and that covers the life of an employee of the employer (or certain related persons). Additionally, an applicable policyholder owning 1 or more employer-owned life insurance contracts is required to file a Form 8925 with the IRS. The applicable policyholder is required to keep records necessary to determine whether the requirements of the reporting rule and the income inclusion rule are met.
The four specified conditions are:
•	The Insured was an employee at any time during the 12-month period before the Insured’s death;
•	The Insured is, at the time the contract is issued a director, a highly compensated employee as defined by reference to the qualified plan rules in Section 414(q) or one of the 35% most highly compensated individuals within the meaning of self-insured health plans;

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•	The death benefits are paid to a member of the family of the Insured, any individual who is the designated Beneficiary of the Insured under the contract (other than the employer), a trust established for the benefit of any such member of the family or designated Beneficiary, or the estate of the Insured; or
•	The amount is used to purchase an equity (or capital or profits) interest in the employer from a family member of the Insured, an individual who is a designated Beneficiary, a trust established for the benefit of a family member or designated Beneficiary, or the estate of the Insured.
The notice and consent requirements are met if, before the issuance of the policy, the employee:
•	Is notified in writing that the applicable policyholder intends to insure the employee’s life and of the maximum face amount for which the employee could be Insured at the time the contract was issued;
•	Provides written consent to being Insured under the contract and that such coverage may continue after the Insured terminates employment; and
•	Is informed in writing that an applicable policyholder will be a Beneficiary of any Proceeds payable upon the death of the employee.
AdvanceSource Rider: This rider is intended to be federally tax-qualified long-term care insurance under Section 7702B(b) of the Code, as adopted by the Health Insurance Portability and Accountability Act of 1996 — Public Law 104-191. Benefits received under the rider are intended to qualify for exclusion from federal income tax within the limits of the Code. Receipt of benefits in excess of those limits may be taxable. For this purpose, benefits under other contracts paying long-term care benefits are included in determining whether benefits exceed the limits imposed by the Code. Any charges for this rider that are deducted from the cash value of the life insurance contract will not be included in taxable income. The investment in the contract, however, is reduced (but not below zero) by the amount of the charge.
Split Dollar Arrangements
The following is a general discussion of the federal income tax implications of a split dollar arrangement entered into or materially modified after Sept. 17, 2003. You should consult your legal and tax advisors before developing or entering into a split dollar arrangement.
A typical split-dollar life insurance agreement is an arrangement under which two parties agree to share the costs and benefits of a permanent life insurance contract which provides both a death benefit and cash values. The arrangement divides or “splits” between two parties the death benefit and the cash value of the policy or other economic benefits under the contract. The objective of a split dollar arrangement is to join together the life insurance needs of one party with the premium paying ability of another. The typical split dollar arrangement is between an employer and an employee, but the arrangement may be used in other relationships, such as between a corporation-shareholder, a parent and a child, or a donor and a charity.
Traditionally, there have been two types of split dollar arrangements. In the “endorsement” system, the employer owns the policy and is responsible for the payment of the annual premiums. The employee is then required to reimburse the employer for his or her share, if any, of the premiums. The “collateral assignment system” is described as a system in which the employee in form owns the policy and pays the entire premium. The employer in form makes annual loans (sometimes without interest or below the fair rate of interest), to the employee of amounts equal to the yearly increases in the Cash Surrender Value, but not exceeding the annual premiums. The employee executes an assignment of the policy to the employer as collateral security for the loans. The loans are generally payable at the termination of employment or the death of the employee. In a reverse split dollar plan, the payor of the premiums retains the life insurance protection and another party owns the rights to the cash value of the policy.
The Treasury regulations define a split dollar life insurance arrangement as any arrangement between an Owner of a life insurance contract and a non-owner of the contract under which either party to the arrangement pays all or part of the premiums, and one of the parties paying the premiums is entitled to recover (either conditionally or unconditionally) all or any portion of those premiums and such recovery is to be made from, or is secured by, the Proceeds of the contract. The definition is not intended to include life insurance plans where only one party has all the rights to the policy such as group-term plans (Section 79 of the Code), executive bonus arrangements or key-person plans.
Under a special rule, any arrangement between an Owner and a non-owner of a life insurance contract is treated as a split-dollar life insurance arrangement (regardless of whether the criteria set forth above are satisfied) if the arrangement is entered into in connection with the performance of services and is not part of a group-term life insurance plan described in Section 79, the employer or service recipient pays, directly or indirectly, all or any portion of the premiums; and either (1) the Beneficiary of all or any portion of the death benefit is designated by the employee or service provider or is any person whom the employee or service provider would reasonably be expected to designate as the Beneficiary; or (2) the employee or service provider has any interest in the policy cash value of the life insurance

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contract. For example, in a compensatory context in which the employer owns the contract, the employee must include in gross income the value of any interest in the Cash Surrender Value of the contract provided to the employee during a taxable year.
Another special rule provides that an arrangement is a split-dollar arrangement (regardless of whether the criteria set forth above are satisfied) if the arrangement is entered into between a corporation and another person in that person’s capacity as a shareholder in the corporation; the corporation pays, directly or indirectly, all or any portion of the premiums; and either (1) the Beneficiary of all or any portion of the death benefit is designated by the shareholder or is any person whom the shareholder would reasonably be expected to designate as the Beneficiary; or (2) the shareholder has any interest in the policy cash value of the life insurance contract.
Mutually Exclusive Regimes
The regulations provide for two mutually exclusive regimes for taxing split-dollar life insurance arrangements. The regulations apply for purposes of income tax, gift tax, FICA, FUTA, RRTA, SECA, and wage withholding. The regulations require both the Owner and non-owner of a life insurance contract to fully account for all amounts under the arrangement under the rules that apply to the regime under which the arrangement is taxed.
•	Economic Benefit Split Dollar: As a general rule for split-dollar life insurance arrangements that are taxed under the economic benefit regime, the Owner of the life insurance contract is treated as providing economic benefits to the non-owner of the contract. The economic benefit regime generally will govern the taxation of endorsement arrangements. Also, a special rule requires the economic benefit regime to apply (and the loan regime not to apply) to any split-dollar life insurance arrangement if: (i) the arrangement is entered into in connection with the performance of services, and the employee or service provider is not the Owner of the life insurance contract; or (ii) the arrangement is entered into between a donor and a donee (for example, a life insurance trust) and the donee is not the Owner of the life insurance contract.
The value of the economic benefits, reduced by any consideration paid by the non-owner to the Owner, is treated as transferred from the Owner to the non-owner. The possible economic benefits provided to the non-owner can include the value of current life insurance coverage, any portion of the Cash Surrender Value available to the non-owner, and any other economic benefit. The tax consequences of that transfer will depend on the relationship between the Owner and the non-owner. Thus, the transfer may constitute a payment of compensation, a dividend distribution, a gift, or a transfer having a different tax character. Further, depending on the relationship between or among a non-owner and one or more other persons (including a non-owner or non-owners), the economic benefits may be treated as provided from the Owner to the non-owner and as separately provided from the non-owner to such other person or persons (for example, as a payment of compensation from an employer to an employee and as a gift from the employee to the employee’s child).
•	Loan (Collateral Assignment) Split Dollar: Under loan regime, the non-owner of the life insurance contract is treated as loaning premium payments to the Owner of the contract. Except for specified arrangements, the loan regime applies to any split-dollar loan. A payment made pursuant to a split-dollar life insurance arrangement is a split-dollar loan and the Owner and non-owner are treated, respectively, as borrower and lender if (i) the payment is made either directly or indirectly by the non-owner to the Owner; (ii) the payment is a loan under general principles of Federal tax law or, if not a loan under general principles of Federal tax law, a reasonable person would expect the payment to be repaid in full to the non-owner (whether with or without interest); and (iii) the repayment is to be made from, or is secured by, either the policy’s death benefit Proceeds or its Cash Surrender Value, or both. A borrower generally may not deduct any interest on a split-dollar. If the split-dollar loan provides for sufficient interest, then the loan generally is subject to the general rules for debt instruments.
If a split-dollar loan is a below-market loan, then, in general, the loan is recharacterized as a loan with interest at the applicable Federal rate (AFR), coupled with an imputed transfer by the lender to the borrower. The timing, amount, and characterization of the imputed transfers between the lender and borrower of the loan will depend upon the relationship between the lender and the borrower (for example, the imputed transfer is generally characterized as a compensation payment if the lender is the borrower’s employer), and whether the loan is a demand loan or a term loan.
EOLI Requirements May Apply
A contract that is subject to a split dollar arrangement is an employer-owned life insurance contract if the contract is owned by a person engaged in a trade or business and is otherwise described in Section 101(j) of the Code. However, the general rule of Section 101(j) does not apply to the extent any amount received by reason of the death of the Insured is paid to a family member of the Insured, an individual who is a designated Beneficiary, a trust established for the benefit of a family member or designated Beneficiary. Notice 2008-42 provides guidance regarding the application of Sections 101(j) to life insurance contracts that are subject to split-dollar life insurance arrangements.

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Taxation — Determined by Policy Ownership
The regulations provide rules for determining the Owner and the non-owner of the life insurance contract. The general rule is that the Owner is the person named as the policy Owner. If two or more persons are designated as the policy Owner, the first-named person generally is treated as the Owner of the entire contract, however, if two or more persons are named as the policy Owner and each such person has at all times, all the incidents of ownership with respect to an undivided interest in the contract, those persons are treated as Owner of separate contracts. The general rule that the person named as the policy Owner is treated as the Owner of the life insurance contract is subject to two exceptions involving situations in which the only benefit available under the split-dollar life insurance arrangement is the value of current life insurance protection (that is, non-equity arrangements).
The regulations add attribution rules to determine the Owner of a policy. Under these rules, if a split-dollar life insurance arrangement is entered into in connection with the performance of services, the employer or service recipient is treated as the Owner of the life insurance contract if the Owner under the split-dollar life insurance arrangement is: (a) a trust described in Section 402(b); (b) A grantor trust that is treated as owned by either the employer or the service recipient; (c) a welfare benefit fund within the meaning of Section 419(e)(1); or (d) certain related parties.
If you are considering a split dollar arrangement, you should consult your legal and tax advisor.
Section 409A
The Section 409A regulations explain that a split-dollar life insurance arrangement may provide for deferred compensation, as determined through application of the general rules defining deferred compensation and a nonqualified deferred compensation plan. Notice 2007-34 was issued concurrently with the regulations under Section 409A to provide guidance regarding the application of Section 409A to split-dollar life insurance arrangements. The Notice confirms that many split-dollar arrangements are not subject to Section 409A and provides that certain modifications of these arrangements necessary to comply with, or avoid application of, Section 409A will not be treated as material modifications under the split dollar rules. The Notice further clarifies that a split-dollar arrangement generally provides for deferred compensation if the service provider has a legally binding right during a taxable year to compensation that is payable to or on behalf of the provider in a later year. In addition, the regulations under Section 409A provide additional categories of plans for purposes of the aggregation rules, including a separate category for split-dollar arrangements.
Distribution of the Policy
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the policy. Its office is located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Policy
•	Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the policy.
•	The policies are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the policies to the public. We agree to pay the selling firm (or an affiliated insurance agency) for policies its sales representatives sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when policies are returned under the free look period.
Payments to the Selling Firms
•	We may use compensation plans which vary by selling firm. In general, we pay selling firms a commission of up to 90% of the initial target premium when the policy is sold, plus up to 2.50% of all premiums in excess of the target premium. We determine the target premium, which varies by age, gender, and Risk Classification of the Insured at the time of issue as well as by the Specified Amount of the policy. Each year we also pay up to 1.00% of the Policy Value, less Indebtedness, for servicing the policy, depending on the compensation option chosen by the selling firm. We pay additional commissions to selling firms if an increase in coverage occurs. We do not pay or withhold payment of commissions based on how you choose to allocate your premiums to the Subaccounts.
•	In addition to commissions, we may, in order to promote sales of the policies, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
—	sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for sales representatives, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

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—	marketing support related to sales of the policy including for example, the creation of marketing materials, advertising and newsletters;
—	providing services to policy Owners; and
—	funding other events sponsored by a selling firm that may encourage the selling firm’s sales representatives to sell the policy.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the policy, and/or may be a fixed dollar amount. As noted below, this additional compensation may cause the selling firm and its sales representatives to favor the policies.
Sources of Payments to Selling Firms
•	We pay the commissions and other compensation described above from our assets.
•	Our assets may include:
—	revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the policy (see “Fee Tables”);
—	compensation we or an affiliate receive from a Fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The Funds”); and
—	revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.
•	You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the policy. However, you may pay part or all of the commissions and other compensation described above indirectly through:
—	fees and expenses we collect from policy Owners, including Surrender Charges; and
—	fees and expenses charged by the underlying Funds in which the Subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the Funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements with selling firms can potentially:
•	give selling firms a heightened financial incentive to sell the policy offered in this prospectus over another investment with lower compensation to the selling firm.
•	cause selling firms to encourage their sales representatives to sell you the policy offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•	cause a selling firm to grant us access to its sales representatives to promote sales of the policy offered in this prospectus, while denying that access to other firms offering similar policies or other alternative investments which may pay lower compensation to the selling firm.
Payments to Sales Representatives
•	The selling firm pays its sales representatives. The selling firm decides the compensation and benefits it will pay its sales representatives.
•	To inform yourself of any potential conflicts of interest, ask your sales representative before you buy how the selling firm and its sales representatives are being compensated and the amount of the compensation that each will receive if you buy the policy.
Legal Proceedings
Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. RiverSource Life of NY has cooperated and will continue to cooperate with the applicable regulators.
RiverSource Life of NY is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a material adverse effect on its financial condition, results of operations or liquidity. Notwithstanding the foregoing, it is possible that the outcome of any such current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

60    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of RiverSource Life or the insurance industry generally.

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    61

Key Terms
These terms can help you understand details about your policy.
1-Year Point-to-Point Indexed Account:  An Indexed Account option under the policy that credits interest based on the percentage change in value of one or more designated index(es) between two points in time over a one-year period (subject to a Segment Growth Cap, Segment Floor and Segment Participation Rate).
2-Year Point-to-Point Indexed Account:  An Indexed Account option under the policy that credits interest based on the percentage change in value of one or more designated index(es) between two points in time over a two-year period (subject to a Segment Growth Cap, Segment Floor and Segment Participation Rate).
Accelerated Benefit Insured: This person is the Insured of the policy to which the AdvanceSource Rider is attached.
Accumulation Unit: An accounting unit used to calculate the Policy Value of the Subaccounts prior to the Insured’s death.
Adult Day Care: A program that provides a protective environment and preventive, remedial and restorative services for part of the 24-hour day.
Adult Day Care Center: A place that is licensed to provide Adult Day Care by the state. If not licensed, it must meet certain criteria listed in the AdvanceSource Rider.
AdvanceSource Rider: In this prospectus, “AdvanceSource Rider” refers to the AdvanceSource Accelerated Benefit Rider for Chronic Illness.
AdvanceSource Rider Specified Amount: The maximum death benefit amount that may be accelerated under the AdvanceSource Rider. This amount is chosen in your application for the rider and is shown in the “Policy Data” section of the policy.
Assisted Living Facility: A facility that provides ongoing care and related services to inpatients in one location.
Attained Insurance Age: The Insured’s Insurance Age plus the number of policy anniversaries since the Policy Date. Attained Insurance Age changes only on a Policy Anniversary.
Average Segment Value: For a given Segment, the average of the values at the end of each Segment month over the Indexed Interest Period. A Segment month ends on the same day each month as the Segment Start Date.
Beneficiary: The person(s) or entity(ies) designated to receive the death benefit Proceeds.
Cash Surrender Value: Proceeds received if you surrender the policy in full, or the amount payable if the Insured’s death occurs on or after the Insured has Attained Insurance Age 120. The Cash Surrender Value equals the Policy Value minus Indebtedness and any applicable Surrender Charges.
Chronically Ill Individual: An individual who has been certified by a Licensed Health Care Practitioner as being unable to perform (without substantial assistance from another person) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or requiring Substantial Supervision to protect such individual from threats to health and safety due to Cognitive Impairment.
Close of Business: The time the New York Stock Exchange (NYSE) closes, 4 p.m. Eastern time unless the NYSE closes earlier.
Code: The Internal Revenue Code of 1986, as amended.
Cognitive Impairment: A deficiency in a person’s short-term memory; orientation as to person, place, and time; deductive or abstract reasoning; or judgment as it relates to safety awareness.
Cumulative Guaranteed Indexed Interest Rate: The Segment guaranteed annual interest rate compounded annually for the number of years of the Indexed Interest Period.
Death Benefit Valuation Date: The date of the Insured’s death when death occurs on a Valuation Date. If the Insured does not die on a Valuation Date, then the Death Benefit Valuation Date is the next Valuation Date following the date of the Insured’s death.
Duration: The number of years a policy is in force. For example, Duration 1 is the first year the policy is in force and Duration 15 is the 15th year the policy is in force.
Eligibility for the Payment of Benefits Conditions: Eligibility requirements for claim payments include the following: 1) A current written eligibility certification from a Licensed Health Care Practitioner that certifies the Accelerated Benefit Insured is a Chronically Ill Individual; and 2) Proof that the Accelerated Benefit Insured received or is receiving Qualified Long-term Care Services pursuant to a Plan of Care; and 3) Proof that the Elimination Period has been satisfied; and 4) Written Notice of Claim and Proof of Loss, as described in the “Claim Provisions” section of the rider.
Elimination Period: The number of days of Qualified Long-term Care Services that are required while the AdvanceSource Rider is in force before any benefit is available under the rider. The Elimination Period is shown in the “Policy Data” section of the policy. The dates of service need not be continuous; however, the Elimination Period must be satisfied within a period of 730 consecutive days. The Elimination Period must be satisfied only once while this rider is in force. Once all conditions for eligibility for the payment of benefits have been met, benefits will be payable for services used to satisfy the Elimination Period.
Fixed Account: The portion of the Policy Value that earns interest at a fixed rate not less than the guaranteed interest rate as shown under Policy Data.

62    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Fixed Account Value: The portion of the Policy Value that you allocate to the Fixed Account, including Indebtedness.
Funds: Mutual funds or portfolios, each with a different investment objective. (See “The Variable Account and the Funds.”) Each of the Subaccounts of the Variable Account invests in a specific one of these Funds.
Good Order: We cannot process your transaction request relating to the policy until we have received the request in Good Order at our Service Center. “Good Order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “Good Order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the policy number; the transaction amount (in dollars); the names of and allocations to and/or from the Subaccounts, the Indexed Accounts and the Fixed Account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all policy Owners for the request to be in Good Order. With respect to purchase requests, “Good Order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Home Health Care: Personal assistance and care provided by a Home Health Care Provider in a private home or by an Adult Day Care Center.
Home Health Care Provider: An agency or person who provides Home Health Care.
Hospital: A place which, by law, provides care and treatment for sick or injured persons as resident bed patients.
Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.
Indexed Account: The portion of the Policy Value that earns interest based on a change in the value of one or more designated indexes.
Indexed Account Value: The sum of the values of the Segments of an Indexed Account plus the value of the Indexed Account’s corresponding Interim Account.
Index Growth Rate: The Index Growth Rate is calculated as (B divided by A) minus 1, where:
A = the final value of the index as of the day before the beginning of the Indexed Interest Period; and
B = the final value of the index as of the day before the end of the Indexed Interest Period.
The final value of an index used in calculating the Index Growth Rate is the value determined by that index's provider as the index's final value on a business day. A business day is a day on which the New York Stock Exchange is open for business. If we need to determine the final value on any day that is not a business day, we will use the final value for the next business day following that day. If no final value is determined for any index as of a business day, we will use the final value for the most recent preceding business day for which a final value was determined for that index.
The Index Growth Rate does not include gains in the index that come from dividends.
Indexed Interest Rate: The Indexed Interest Rate reflects any growth in the value of the index, subject to the Segment Growth Cap and Segment Floor. The Indexed Interest Rate is equal to the lesser of (a x b) – (d) or (c – d), but will never be less than (e), where:
(a) is the Index Growth Rate;
(b) is the Segment Participation Rate;
(c) is the Segment Growth Cap;
(d) is the Cumulative Guaranteed Indexed Interest Rate; and
(e) is the Segment Floor.
Insurance Age: The age of the Insured, based upon his or her nearest birthday on the date of the application.
Insured: The person whose life is insured by the policy.
Interim Account: An Interim Account corresponds to an Indexed Account. The Interim Account temporarily holds Net Premiums, loan repayments and other amounts you request to be allocated or transferred to its corresponding Indexed Account.
Interim Account Value: On the 20th day of the calendar month, if the value of the Interim Account is $25 or greater, the value in the Interim Account will be transferred to a Segment of the corresponding Indexed Account.  The Interim Account value will then equal zero.  If the value of the Interim Account is less than $25, the value will remain in the Interim Account.  On any subsequent date, the Interim Account value equals:
1.	the Interim Account Value as of the prior day, plus
2. any interest earned since the prior day, plus
3.	Net Premiums allocated to the corresponding Indexed Account and received since the prior day, plus
4. any portion of the Segment maturity values of any Indexed Account reallocated to the Indexed Account since the prior day, plus
5. the amount of any transfers from the Fixed Account and the Subaccounts to the Indexed Account, including loan repayment transfers, since the prior day, minus
6. the amount of any transfers from the Interim Account to the Fixed Account due to loans taken or loan interest charged since the prior day, minus
7. the amount of any partial surrender and partial surrender fees taken from the Interim Account since the prior day, minus,

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    63

8.	if the date is a Monthly Date, the portion of the monthly deduction taken from the Interim Account.
Lapse: The policy ends without value and no death benefit is paid.
Licensed Health Care Practitioner: A physician, a registered nurse, a licensed social worker, or any other individual who meets the requirements as may be prescribed by the U.S. Secretary of the Treasury.
Long-term Care Facility: A facility, other than the acute care unit of a Hospital, that provides skilled nursing care, intermediate care, or custodial care, and is licensed by the appropriate state licensing agency or if not licensed maintains a registered nurse or licensed practical nurse on duty at all times to supervise a 24-hour nursing service, a doctor to supervise the operation of the facility, a planned program of policies and procedures that were developed with the advice of a professional group including at least one doctor or nurse, and a doctor available to furnish emergency medical care. Please see your AdvanceSource Rider for further details.
Minimum Initial Premium: The premium required to keep the Minimum Initial Premium Period in effect. We show the Minimum Initial Premium in your policy.
Minimum Initial Premium Period: A period of time during the first policy year when the policy will not Lapse even if the Cash Surrender Value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.
Monthly Benefit Payment: The amount paid to the Owner, or to any individual authorized to act on behalf of the Owner, for a calendar month of Qualified Long-term Care Services received by the Accelerated Benefit Insured.
Monthly Benefit Percent: The percentage (1%, 2% or 3%) which is elected at issue and shown in the “Policy Data” section of the policy.
Monthly Date: The same day each month as the Policy Date. If there is no Monthly Date in a calendar month, the Monthly Date is the first day of the next calendar month.
Net Amount at Risk: A portion of the death benefit, equal to the total current death benefit minus the Policy Value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.
Net Premium: The premium paid minus the premium expense charge.
No Lapse Guarantee (NLG): A feature of the policy guaranteeing the policy will remain in force even if the Cash Surrender Value is insufficient to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.
•	No Lapse Guarantee to Age 75 (NLG-75): Guarantees the policy will not Lapse before the Insured’s Attained Insurance Age 75 (or 10 policy years, if later).
•	NLG-75 Premium: The premium required to keep the NLG-75 in effect. The NLG-75 Premium is shown in your policy. It depends on the Insured’s Insurance Age, Duration, sex (unless unisex rates are required by law), Risk Classification, optional insurance benefits added by rider and the initial Specified Amount.
Notice of Claim: The written notice required to be submitted in order to start a claim.
Owner: The entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. The Owner is authorized to make changes to the policy and request transactions involving Policy Value. In the prospectus “you” and “your” refer to the Owner.
Period of Coverage: The period of time during which the Accelerated Benefit Insured receives services that are covered under AdvanceSource Rider.
Plan of Care: A written plan for Long-term Care Services designed especially for the Accelerated Benefit Insured.
Policy Anniversary: The same day and month as the Policy Date each year the policy remains in force.
Policy Date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.
Policy Value: The sum of the Fixed Account Value plus the Variable Account Value.
Proceeds: The amount payable under the policy as follows:
•	Upon death of the Insured prior to the date the Insured has Attained Insurance Age 120, Proceeds will be the death benefit in effect as of the date of the Insured’s death, minus any Indebtedness.
•	Upon death of the Insured on or after the Insured has Attained Insurance Age 120, Proceeds will be the greater of:
— the Policy Value on the date of the Insured’s death minus any Indebtedness on the date of the Insured’s death; or
— the Policy Value at the Insured’s Attained Insurance Age 120 minus any Indebtedness on the date of the Insured’s death.
•	On surrender of the policy, the Proceeds will be the Cash Surrender Value.
Proof of Loss: A signed form with a written statement and additional documentation needed by us in order to pay benefits under the AdvanceSource Rider to the Owner.
Pro Rata Basis: Method for allocating amounts to the Fixed Account and to each of the Subaccounts. It is proportional to the value (minus Indebtedness in the Fixed Account) that each bears to the total Policy Value (minus Indebtedness and minus the values of the Indexed Accounts).

64    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Qualified Long-term Care Services: Necessary diagnostic, preventive, therapeutic, curing, treating, mitigating and rehabilitative services, and maintenance or personal care services, which are:
1. required for treatment of a Chronically Ill Individual; and
2. provided pursuant to a Plan of Care prescribed by a Licensed Health Care Practitioner; and
3. provided in a Long-term Care Facility, an Assisted Living Facility, an Adult Day Care Center, or by a Home Health Care Provider.
Risk Classification: A group of Insureds that RiverSource Life of NY expects will have similar mortality experience.
RiverSource Life of NY: In this prospectus, “we,” “us,” “our” and “RiverSource Life of NY” refer to RiverSource Life Insurance Co. of New York.
Scheduled Premium: A premium you select at the time of application, of a level amount, at a fixed interval of time.
Segment: A Segment is the portion of an Indexed Account that is associated with a particular Segment Start Date.
Segment Floor: The minimum total Interest Rate for a Segment over the Indexed Interest Period, including both the Segment guaranteed annual interest rate and the Indexed Interest Rate.
Segment Growth Cap: The maximum total interest rate for a Segment over the Indexed Interest Period, including both the Segment guaranteed annual interest rate and the Indexed Interest Rate.
Segment Maturity Date: The last day of a Segment Term.
Segment Participation Rate: The percentage of the Index Growth Rate that is used to calculate indexed interest.
Segment Start Date: The date on which amounts are transferred or reallocated to an Indexed Account. Segment months, Segment years and Segment Terms are all measured from this date.
Segment Term: The length of time a Segment is open. Each Segment begins on its Segment Start Date and ends on its Segment Maturity Date, which is determined by the Segment Term. The Segment Term for each Indexed Account is shown in the policy under Policy Data. Currently, the Segment Term for an Indexed Account is equal to the Indexed Interest Period for that account.
Segment Value: The value of a Segment on the Segment Start Date equals the amount transferred to the Segment from the Interim Account on the Sweep Date, plus any amounts reallocated to that Indexed Account from any Segment maturing on the same date. On any subsequent date, the Segment Value equals:
1.	the Segment Value as of the prior day, plus
2.	any Segment guaranteed interest earned since the prior day, plus
3.	any indexed interest credited since the prior day, minus
4.	the amount of any transfers from the Segment to the Fixed Account due to loans taken or loan interest charged since the prior day, minus
5.	the amount of any partial surrender and partial surrender fees taken from the Segment since the prior day, minus,
6.	if the date is a Monthly Date, the amount of any monthly deduction taken from the Segment.
Service Center: Our department that processes all transaction and service requests for the policies. We consider all transaction and service requests received when they arrive in Good Order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Specified Amount: An amount we use to determine the death benefit and the Proceeds payable upon death of the Insured prior to the Insured’s Attained Insurance Age 120. We show the initial Specified Amount in your policy.
Subaccounts: Each Subaccount is a separate investment division of the Variable Account and invests in a particular portfolio or Fund.
Substantial Supervision: Continual supervision (which may include cuing by verbal prompting, gestures, or other demonstrations) by another person that is necessary to protect the severely cognitively impaired individual from threats to his or her health or safety (such as may result from wandering).
Surrender Charge: A charge we assess against the Policy Value at the time of surrender, or if the policy Lapses, during the first ten years of the policy and for ten years after an increase in coverage.
Sweep Dates: The dates on which amounts in the Interim Account are transferred into a new Segment of the corresponding Indexed Account. The initial Sweep Dates as of the issue date of the policy are shown under Policy Data. We reserve the right to change the day and frequency of the Sweep Dates; however, Sweep Dates will not occur less frequently than once per calendar quarter.
Valuation Date: Any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the time it closes, generally 4:00 PM Eastern Time. At the NYSE close, the next Valuation Date begins. We calculate the Accumulation Unit value of each Subaccount on each Valuation Date. If we receive your transaction request at our Service Center before the Close of Business, we will process your transaction using the Accumulation Unit value we calculate on the Valuation Date we received your transaction request in Good Order. On the other hand, if we receive your transaction request in Good Order at our Service Center

RiverSource Variable Universal Life 6 Insurance New York — Prospectus    65

at or after the Close of Business, we will process your transaction using the Accumulation Unit value we calculate on the next Valuation Date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the Close of Business in order for us to process it using the Accumulation Unit value we calculate on that Valuation Date. If you were not able to complete your transaction before the Close of Business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the Accumulation Unit value we calculate on the next Valuation Date.
Valuation Period: The interval that commences at the Close of Business on each Valuation Date and goes up to the Close of Business on the next Valuation Date.
Variable Account: RiverSource of New York Account 8 consisting of Subaccounts, each of which invests in a particular Fund. The Policy Value in each Subaccount depends on the performance of the particular Fund.
Variable Account Value: The sum of the values that you allocate to the Subaccounts of the Variable Account.
Financial Statements
You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of Subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statement date.

66    RiverSource Variable Universal Life 6 Insurance New York — Prospectus

Appendix A: S&P Disclaimer
The S&P 500 Index (the “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by RiverSource Life Insurance Co. of New York (“RiverSource Life of NY”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by RiverSource Life of NY. It is not possible to invest directly in an index. RiverSource Life of NY’s indexed accounts (collectively, the “Indexed Accounts”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of an Indexed Account or any member of the public regarding the advisability of investing in securities generally or in Indexed Accounts particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to RiverSource Life of NY with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to RiverSource Life of NY or the Indexed Accounts. S&P Dow Jones Indices has no obligation to take the needs of RiverSource Life of NY or the owners of the Index Accounts into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Indexed Accounts or the timing of the issuance or sale of the Index Accounts or in the determination or calculation of the equation by which the Indexed Accounts are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Indexed Accounts. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment or tax advisor.  A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY RIVERSOURCE LIFE OF NY, OWNERS OF THE INDEXED ACCOUNTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND RIVERSOURCE LIFE OF NY, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

    67

Additional information about RiverSource of New York Account 8 (Registrant) is included in the SAI. The SAI and personal illustrations of death benefits, Cash Surrender Values, and Policy Values are available, without charge, upon request. To request the SAI or a personal illustration, or for other inquiries about the policies, contact your sales representative or RiverSource Life Insurance Co. of New York at the telephone number and address listed below. The SAI dated the same date as this prospectus, is incorporated by reference into this prospectus.
You may review and copy information about the Registrant, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Registrant are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F St. N.E., Washington, D.C. 20549-8629.
Investment Company Act File #811-5213
RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Co. of New York, Albany, New York. Affiliated with Ameriprise Financial Services, LLC.
© 2008-2021 RiverSource Life Insurance Company. All rights reserved.
RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-541-2251
S-6705 CH (5/21)

STATEMENT OF ADDITIONAL INFORMATION

FOR

RIVERSOURCE® VARIABLE UNIVERSAL LIFE 6 INSURANCE

(VUL 6 – NY)

May 1, 2021

Issued by:	RiverSource Life Insurance Co. of New York

20 Madison Avenue Extension

Albany, NY 12203

Telephone: 1-800-541-2251

(Home Office)

Website address: riversource.com/lifeinsurance

RiverSource of New York Account 8

RiverSource of New York Account 8 is a separate account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained by writing or calling us at the address and telephone number above.

S-6337 CH (5/21)

2	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Information about RiverSource Life of NY

We are a stock life insurance company organized in 1972 under the laws of the state of New York and are located at 20 Madison Avenue Extension, Albany, NY 12203. Our mailing address is: 70500 Ameriprise Financial Center, Minneapolis, MN 55474.

We conduct a conventional life insurance business in the state of New York. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

OWNERSHIP

RiverSource Life of NY, a New York corporation is a wholly-owned subsidiary of RiverSource Life Insurance Company, a Minnesota Corporation which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Ameriprise Financial family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.

STATE REGULATION

We are subject to the laws of New York governing insurance companies and to regulation by the New York State Department of Financial Services (the Department). We file an annual statement in a prescribed form with the Department. Our books and accounts are subject to review by the Department at all times and a full examination of our operations is conducted periodically.

REPORTS

At least once a year we will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

RATING AGENCIES

Generally, RiverSource Life of NY does not receive individual ratings from rating agencies but receives the same ratings as its parent, RiverSource Life Insurance Company. Rating agencies evaluate the creditworthiness and claims-paying ability of insurance companies on a number of different factors. These ratings reflect each agency’s estimation of our ability to meet our contractual obligations such as paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the subaccounts. This information generally does not relate to the management or performance of the subaccounts.

For detailed information on the agency rating given to us, see “Investor Relations — Financial Information — Credit Ratings” on our website at ameriprise.com or contact your sales representative. You also may view our current ratings by visiting the agency websites directly at:

A.M. Best	www.ambest.com

Moody’s	www.moodys.com

Standard & Poor’s	www.standardandpoors.com

A.M. Best — Rates insurance companies for their financial strength.

Moody’s — Rates insurance companies for their financial strength.

Standard & Poor’s — Rates insurance companies for their financial strength.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	3

Principal Underwriter

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as principal underwriter for the policy, which is offered on a continuous basis. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The policies are offered to the public through certain securities broker-dealers that have entered into sales agreements with us and RiverSource Distributors and whose personnel are legally authorized to sell life insurance products. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

The aggregate dollar amount of underwriting commissions paid to RiverSource Distributors by RiverSource Life of NY for the variable accounts in 2020 was $24,231,296, in 2019 was $26,589,422 and in 2018 was $27,593,528. RiverSource Distributors retains no underwriting commissions from the sale of the policy.

Service Providers

Our Service Center performs certain administrative services on the contracts and policies we issue. The address and telephone number of our Service Center are listed on the first page of the prospectus.

We also have entered into agreements with certain entities to provide the identified services in connection with the contracts and policies we issue. The entities engaged by RiverSource Life of NY may change over time. Entities that provided a significant amount of services to RiverSource Life of NY, the compensation paid, and the basis for remuneration are listed below. Ameriprise Financial, Inc. and RiverSource Life Insurance Company are affiliated with RiverSource Life of NY.

Name of Service Provider	Services Provided	Principal Business Address	Basis for Remuneration
Ameriprise Financial, Inc. (“AFI”)	Business affairs management and administrative support related to new business and servicing of existing contracts and policies	707 Second Avenue South Minneapolis MN 55402 USA	Expense allocation based primarily on policies in force, secondarily on policies issued or cash sales (for acquisition expenses).

RiverSource Life Insurance Company	Business affairs management and administrative support related to new business and servicing of existing contracts and policies	707 Second Avenue South Minneapolis MN 55402 USA	Expense allocation based primarily on policies in force, secondarily on policies issued or cash sales (for acquisition expenses).

The aggregate dollar amount paid to AFI by RiverSource Life of NY for the services provided in 2020 was $1,057,563, in 2019 was $952,039 and in 2018 was $943,444.

The aggregate dollar amount paid to RiverSource Life Insurance Company by RiverSource Life of NY for the services provided in 2020 was $6,125,075, in 2019 was $6,439,319 and in 2018 was $6,445,669.

Custodian

RiverSource Life of NY is the custodian of the assets of RiverSource of New York Account 8. RiverSource Life of NY holds these assets for safekeeping, maintains records and accounts relating to the variable account including purchase and redemption transactions, and is responsible for administration of the policies. RiverSource Life of NY’s principal offices are located at 20 Madison Avenue Extension, Albany NY 12203.

The Variable Account

We established the variable account on Sept. 12, 1985, under New York law. It is registered as a single unit investment trust under the Investment Company Act of 1940. This registration does not involve any SEC supervision of the variable account’s management or investment practices or policies.

The variable account meets the definition of a separate account under federal securities laws. Other variable life insurance policies that are not described in this statement of additional information also invest in subaccounts of the variable account.

4	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Additional Information about the Operation of the Policies

ADDITIONAL INFORMATION ON PAYMENT OPTIONS FOR VUL 6 – NY

VUL 6 – NY

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	8.44

15	5.66

20	4.27

25	3.44

30	2.88

We will furnish monthly amounts for other payment periods at your request, without charge.

Option C — Lifetime income: We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

		Life Income per $1,000 with Payments Guaranteed for

Age Payee	Beginning in Year	5 Years		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2020	$3.67	$3.27	$3.61	$3.25	$3.50	$3.19

	2025	3.60	3.21	3.55	3.19	3.44	3.14

	2030	3.53	3.16	3.48	3.14	3.39	3.09

	2035	3.46	3.10	3.42	3.08	3.34	3.05

	2040	3.40	3.05	3.37	3.04	3.29	3.00

70	2020	4.44	3.93	4.30	3.86	4.05	3.73

	2025	4.34	3.84	4.21	3.79	3.99	3.67
	2030	4.25	3.77	4.13	3.72	3.92	3.61

	2035	4.16	3.69	4.05	3.65	3.87	3.55

	2040	4.08	3.63	3.98	3.59	3.81	3.50

75	2020	5.46	4.85	5.13	4.68	4.63	4.36

	2025	5.33	4.74	5.03	4.58	4.57	4.30

	2030	5.20	4.63	4.93	4.49	4.51	4.23

	2035	5.08	4.53	4.84	4.40	4.45	4.17

	2040	4.97	4.43	4.75	4.32	4.39	4.11

85	2020	8.61	7.99	7.07	6.81	5.54	5.47

	2025	8.40	7.77	6.98	6.70	5.52	5.44

	2030	8.20	7.57	6.90	6.60	5.50	5.41

	2035	8.02	7.37	6.81	6.50	5.47	5.38

	2040	7.84	7.19	6.72	6.40	5.45	5.36
The table above is based on the “Annuity 2000 Mortality Table” with 100% Projection Scale G at 0.50% annual effective interest rate. Settlement rates for any combination of year, age and sex not shown above will be calculated on the same basis as those rates shown in the table above. We will furnish such rates upon request.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	5

Independent Registered Public Accounting Firm

The financial statements of RiverSource Life Insurance Co. of New York as of December 31, 2020 and December 31, 2019 and for each of the three years in the period ended December 31, 2020 and the financial statements of each of the divisions of RiverSource of New York Account 8 as of December 31, 2020 and for the period then ended and the statement of changes in net assets for the period ended December 31, 2019 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides accounting and auditing services to RiverSource Life of NY and the variable account. PricewaterhouseCoopers LLP’s principal business address is 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402.

6	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK AND

POLICY OWNERS OF RIVERSOURCE OF NEW YORK ACCOUNT 8

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of RiverSource of New York Account 8, as indicated in Note 1, sponsored by RiverSource Life Insurance Co. of New York as of December 31, 2020, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of RiverSource of New York Account 8 as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the RiverSource Life Insurance Co. of New York management. Our responsibility is to express an opinion on the financial statements of each of the divisions of the RiverSource of New York Account 8 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of the RiverSource of New York Account 8 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agent and investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 21, 2021

We have served as the auditor of one or more of the divisions of RiverSource of New York Account 8 since 2010.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	7

Statement of Assets and Liabilities

December 31, 2020	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl A	AB VPS Lg Cap Gro, Cl B
Assets
Investments, at fair value(1),(2)	$483	$2,330,607	$2,626,427	$45,529	$2,021,964
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	58	—	—
Receivable for share redemptions	—	3,985	2,120	—	742
Total assets	483	2,334,592	2,628,605	45,529	2,022,706

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	930	1,047	—	742
Contract terminations	—	3,055	1,073	—	—
Payable for investments purchased	—	—	58	—	—
Total liabilities	—	3,985	2,178	—	742
Net assets applicable to Variable Life contracts in accumulation period	—	2,330,607	2,626,427	45,529	2,021,964
Net assets applicable to seed money	483	—	—	—	—
Total net assets	$483	$2,330,607	$2,626,427	$45,529	$2,021,964
(1) Investment shares	35	81,977	183,154	591	28,275
(2) Investments, at cost	$426	$2,358,842	$2,585,617	$34,937	$1,565,942

December 31, 2020 (continued)	ALPS Alerian Engy Infr, Class I	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I
Assets
Investments, at fair value(1),(2)	$202	$432,183	$855,977	$880,731	$3,444,793
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	129	14,895	618	5,198
Total assets	202	432,312	870,872	881,349	3,449,991

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	129	523	310	2,063
Contract terminations	—	—	14,372	308	3,135
Payable for investments purchased	—	—	—	—	—
Total liabilities	—	129	14,895	618	5,198
Net assets applicable to Variable Life contracts in accumulation period	71	432,094	855,977	880,731	3,444,793
Net assets applicable to seed money	131	89	—	—	—
Total net assets	$202	$432,183	$855,977	$880,731	$3,444,793
(1) Investment shares	31	66,184	60,708	62,596	308,397
(2) Investments, at cost	$197	$522,874	$546,525	$676,370	$2,455,822

See accompanying notes to financial statements.

8	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2020 (continued)	AC VP Val, Cl II	BlackRock Global Alloc, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 1
Assets
Investments, at fair value(1),(2)	$2,098,850	$25,309	$501,968	$1,827,201	$386,031
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	10,923	—	—	145	—
Receivable for share redemptions	3,938	—	223	854	—
Total assets	2,113,711	25,309	502,191	1,828,200	386,031

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	704	—	223	783	—
Contract terminations	3,234	—	—	71	—
Payable for investments purchased	10,923	—	—	145	—
Total liabilities	14,861	—	223	999	—
Net assets applicable to Variable Life contracts in accumulation period	2,098,850	25,309	501,857	1,827,201	386,031
Net assets applicable to seed money	—	—	111	—	—
Total net assets	$2,098,850	$25,309	$501,968	$1,827,201	$386,031
(1) Investment shares	187,565	1,299	30,815	725,080	10,516
(2) Investments, at cost	$1,844,372	$24,164	$450,646	$1,712,961	$371,648

December 31, 2020 (continued)	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 1	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 1	Col VP Contrarian Core, Cl 2
Assets
Investments, at fair value(1),(2)	$17,720,935	$10,899	$18,886	$30,737	$119,986
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	12,365	—	—	—	—
Receivable for share redemptions	11,816	—	—	—	—
Total assets	17,745,116	10,899	18,886	30,737	119,986

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	11,816	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	12,365	—	—	—	—
Total liabilities	24,181	—	—	—	—
Net assets applicable to Variable Life contracts in accumulation period	17,720,935	10,823	18,886	30,737	119,986
Net assets applicable to seed money	—	76	—	—	—
Total net assets	$17,720,935	$10,899	$18,886	$30,737	$119,986
(1) Investment shares	486,304	2,517	4,413	939	3,744
(2) Investments, at cost	$9,071,524	$10,585	$22,473	$24,527	$81,261

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	9

Statement of Assets and Liabilities

December 31, 2020 (continued)	Col VP Disciplined Core, Cl 1	Col VP Disciplined Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 1	Col VP Divd Opp, Cl 2
Assets
Investments, at fair value(1),(2)	$460	$332,912	$27,200,573	$10,926	$87,830
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	14	—	—	—
Receivable for share redemptions	—	—	38,226	—	—
Total assets	460	332,926	27,238,799	10,926	87,830

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	19,040	—	—
Contract terminations	—	—	19,186	—	—
Payable for investments purchased	—	14	—	—	—
Total liabilities	—	14	38,226	—	—
Net assets applicable to Variable Life contracts in accumulation period	428	332,912	27,200,573	10,926	87,830
Net assets applicable to seed money	32	—	—	—	—
Total net assets	$460	$332,912	$27,200,573	$10,926	$87,830
(1) Investment shares	7	5,119	413,006	365	3,016
(2) Investments, at cost	$405	$216,746	$9,532,808	$9,830	$72,849

December 31, 2020 (continued)	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 1	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 1	Col VP Emer Mkts, Cl 2
Assets
Investments, at fair value(1),(2)	$11,063,703	$429	$11,475	$48,135	$461,317
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	23,584	—	—	—	14
Receivable for share redemptions	5,374	—	—	—	—
Total assets	11,092,661	429	11,475	48,135	461,331

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	5,374	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	23,584	—	—	—	14
Total liabilities	28,958	—	—	—	14
Net assets applicable to Variable Life contracts in accumulation period	11,063,703	344	11,475	48,135	461,317
Net assets applicable to seed money	—	85	—	—	—
Total net assets	$11,063,703	$429	$11,475	$48,135	$461,317
(1) Investment shares	374,787	43	1,152	2,198	21,298
(2) Investments, at cost	$6,848,192	$406	$11,176	$39,301	$362,651

See accompanying notes to financial statements.

10	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2020 (continued)	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 1	Col VP Govt Money Mkt, Cl 2
Assets
Investments, at fair value(1),(2)	$3,231,263	$93,144	$1,377,347	$5,281	$387,422
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	3,218	—	2,230	—	7
Receivable for share redemptions	2,431	—	23,510	—	—
Total assets	3,236,912	93,144	1,403,087	5,281	387,429

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,577	—	663	—	—
Contract terminations	854	—	22,847	—	—
Payable for investments purchased	3,218	—	2,230	—	7
Total liabilities	5,649	—	25,740	—	7
Net assets applicable to Variable Life contracts in accumulation period	3,231,263	93,144	1,377,347	3,244	387,422
Net assets applicable to seed money	—	—	—	2,037	—
Total net assets	$3,231,263	$93,144	$1,377,347	$5,281	$387,422
(1) Investment shares	148,223	10,513	153,893	5,281	387,422
(2) Investments, at cost	$2,415,931	$92,120	$1,502,818	$5,281	$387,421

December 31, 2020 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 1	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 1
Assets
Investments, at fair value(1),(2)	$3,636,920	$11,014	$289,640	$2,797,897	$17,416
Dividends receivable	1	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	2,233	—	14	5,159	—
Receivable for share redemptions	1,806	—	—	1,341	—
Total assets	3,640,960	11,014	289,654	2,804,397	17,416

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,607	—	—	1,316	—
Contract terminations	199	—	—	25	—
Payable for investments purchased	2,233	—	14	5,159	—
Total liabilities	4,039	—	14	6,500	—
Net assets applicable to Variable Life contracts in accumulation period	3,634,860	10,926	289,640	2,797,897	17,416
Net assets applicable to seed money	2,061	88	—	—	—
Total net assets	$3,636,921	$11,014	$289,640	$2,797,897	$17,416
(1) Investment shares	3,636,920	1,603	42,657	408,452	2,259
(2) Investments, at cost	$3,636,913	$10,921	$284,034	$2,760,481	$16,625

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	11

Statement of Assets and Liabilities

December 31, 2020 (continued)	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 1	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3
Assets
Investments, at fair value(1),(2)	$36,085	$1,180,620	$29,268	$64,873	$7,335,995
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	59	—	—	9,496
Receivable for share redemptions	—	6,909	—	—	8,144
Total assets	36,085	1,187,588	29,268	64,873	7,353,635

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	570	—	—	3,891
Contract terminations	—	6,339	—	—	4,253
Payable for investments purchased	—	59	—	—	9,496
Total liabilities	—	6,968	—	—	17,640
Net assets applicable to Variable Life contracts in accumulation period	36,085	1,180,620	29,177	64,873	7,335,995
Net assets applicable to seed money	—	—	91	—	—
Total net assets	$36,085	$1,180,620	$29,268	$64,873	$7,335,995
(1) Investment shares	4,711	152,338	2,538	5,651	635,701
(2) Investments, at cost	$35,106	$1,201,429	$29,107	$60,149	$6,718,150

December 31, 2020 (continued)	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 1	Col VP Lg Cap Index, Cl 3
Assets
Investments, at fair value(1),(2)	$93,651	$261,127	$3,407,004	$361,028	$11,530,368
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	12,239	—	795
Receivable for share redemptions	—	—	6,486	—	5,230
Total assets	93,651	261,127	3,425,729	361,028	11,536,393

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	1,731	—	5,086
Contract terminations	—	—	4,755	—	144
Payable for investments purchased	—	—	12,239	—	795
Total liabilities	—	—	18,725	—	6,025
Net assets applicable to Variable Life contracts in accumulation period	93,651	261,127	3,407,004	361,028	11,530,368
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$93,651	$261,127	$3,407,004	$361,028	$11,530,368
(1) Investment shares	3,177	9,095	116,999	11,810	381,421
(2) Investments, at cost	$83,652	$180,010	$1,501,081	$285,536	$6,320,063

See accompanying notes to financial statements.

12	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2020 (continued)	Col VP Limited Duration Cr, Cl 1	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 1	Col VP Long Govt/ Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 1
Assets
Investments, at fair value(1),(2)	$84	$616,779	$1,115	$9,513	$81,679
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	338	—	—	—
Total assets	84	617,117	1,115	9,513	81,679

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	338	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	—	338	—	—	—
Net assets applicable to Variable Life contracts in accumulation period	—	616,692	1,013	9,513	81,679
Net assets applicable to seed money	84	87	102	—	—
Total net assets	$84	$616,779	$1,115	$9,513	$81,679
(1) Investment shares	8	61,616	90	771	1,817
(2) Investments, at cost	$79	$589,591	$1,078	$9,211	$58,840

December 31, 2020 (continued)	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 1	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3
Assets
Investments, at fair value(1),(2)	$89,800	$1,121,589	$91	$131,620	$5,231,577
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	1,393	3,447
Receivable for share redemptions	—	1,125	—	—	3,694
Total assets	89,800	1,122,714	91	133,013	5,238,718

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	511	—	—	3,694
Contract terminations	—	614	—	—	—
Payable for investments purchased	—	—	—	1,393	3,447
Total liabilities	—	1,125	—	1,393	7,141
Net assets applicable to Variable Life contracts in accumulation period	89,800	1,121,589	—	131,620	5,231,577
Net assets applicable to seed money	—	—	91	—	—
Total net assets	$89,800	$1,121,589	$91	$131,620	$5,231,577
(1) Investment shares	2,049	25,278	6	9,341	369,723
(2) Investments, at cost	$54,392	$591,504	$89	$122,730	$4,072,457

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	13

Statement of Assets and Liabilities

December 31, 2020 (continued)	Col VP Select Lg Cap Val, Cl 1	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 1	Col VP Select Mid Cap Val, Cl 2
Assets
Investments, at fair value(1),(2)	$4,638	$80,784	$709,597	$4,547	$83,922
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	390	—	—	—
Receivable for share redemptions	—	—	3,857	—	688
Total assets	4,638	81,174	713,454	4,547	84,610

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	374	—	—
Contract terminations	—	—	3,483	—	688
Payable for investments purchased	—	390	—	—	—
Total liabilities	—	390	3,857	—	688
Net assets applicable to Variable Life contracts in accumulation period	4,614	80,784	709,597	4,523	83,922
Net assets applicable to seed money	24	—	—	24	—
Total net assets	$4,638	$80,784	$709,597	$4,547	$83,922
(1) Investment shares	157	2,798	24,285	163	3,084
(2) Investments, at cost	$3,940	$61,695	$535,402	$3,990	$65,427

December 31, 2020 (continued)	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 1	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 1
Assets
Investments, at fair value(1),(2)	$726,461	$6,502	$81,614	$1,182,146	$65,329
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	4	—
Receivable for share redemptions	276	—	1,095	805	—
Total assets	726,737	6,502	82,709	1,182,955	65,329

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	273	—	—	583	—
Contract terminations	3	—	1,095	222	—
Payable for investments purchased	—	—	—	4	—
Total liabilities	276	—	1,095	809	—
Net assets applicable to Variable Life contracts in accumulation period	726,461	6,502	81,614	1,182,146	65,329
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$726,461	$6,502	$81,614	$1,182,146	$65,329
(1) Investment shares	26,378	238	3,066	43,816	14,848
(2) Investments, at cost	$528,187	$5,235	$66,718	$812,577	$58,682

See accompanying notes to financial statements.

14	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2020 (continued)	Col VP Strategic Inc, Cl 2	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return
Assets
Investments, at fair value(1),(2)	$153,780	$1,916	$5,639	$1,435,270	$295,770
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	7,248	411
Receivable for share redemptions	—	—	—	701	173
Total assets	153,780	1,916	5,639	1,443,219	296,354

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	701	152
Contract terminations	—	—	—	—	21
Payable for investments purchased	—	—	—	7,248	411
Total liabilities	—	—	—	7,949	584
Net assets applicable to Variable Life contracts in accumulation period	153,780	1,833	5,639	1,435,270	295,770
Net assets applicable to seed money	—	83	—	—	—
Total net assets	$153,780	$1,916	$5,639	$1,435,270	$295,770
(1) Investment shares	35,271	177	522	132,527	87,506
(2) Investments, at cost	$147,555	$1,927	$5,446	$1,383,694	$393,072

December 31, 2020 (continued)	CTIVP AC Div Bond, Cl 1	CTIVP AC Div Bond, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3
Assets
Investments, at fair value(1),(2)	$2,643	$676	$7,638	$21,049	$682,453
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	55
Receivable for share redemptions	—	—	—	—	5,839
Total assets	2,643	676	7,638	21,049	688,347

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	314
Contract terminations	—	—	—	—	5,525
Payable for investments purchased	—	—	—	—	55
Total liabilities	—	—	—	—	5,894
Net assets applicable to Variable Life contracts in accumulation period	2,556	579	7,638	21,049	682,453
Net assets applicable to seed money	87	97	—	—	—
Total net assets	$2,643	$676	$7,638	$21,049	$682,453
(1) Investment shares	226	58	1,265	3,574	113,742
(2) Investments, at cost	$2,573	$639	$7,212	$20,032	$692,244

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	15

Statement of Assets and Liabilities

December 31, 2020 (continued)	CTIVP CenterSquare Real Est, Cl 1	CTIVP CenterSquare Real Est, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 1	CTIVP Lazard Intl Eq Adv, Cl 2	CTIVP Loomis Sayles Gro, Cl 1
Assets
Investments, at fair value(1),(2)	$17,382	$145,689	$34,982	$71,146	$2,071
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	7	—	—	—
Receivable for share redemptions	—	—	—	—	—
Total assets	17,382	145,696	34,982	71,146	2,071

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	7	—	—	—
Total liabilities	—	7	—	—	—
Net assets applicable to Variable Life contracts in accumulation period	17,382	145,689	34,982	71,146	2,040
Net assets applicable to seed money	—	—	—	—	31
Total net assets	$17,382	$145,689	$34,982	$71,146	$2,071
(1) Investment shares	2,189	18,488	3,031	6,181	42
(2) Investments, at cost	$16,232	$158,571	$30,919	$65,494	$1,990

December 31, 2020 (continued)	CTIVP Loomis Sayles Gro, Cl 2	CTIVP LA Capital Lg Cap Gro, Cl 1	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Val, Cl 1	CTIVP MFS Val, Cl 2
Assets
Investments, at fair value(1),(2)	$64,597	$2,274	$25,858	$29,419	$153,186
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	—	—	—	—
Total assets	64,597	2,274	25,858	29,419	153,186

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	—	—	—	—	—
Net assets applicable to Variable Life contracts in accumulation period	64,597	2,235	25,858	29,419	153,186
Net assets applicable to seed money	—	39	—	—	—
Total net assets	$64,597	$2,274	$25,858	$29,419	$153,186
(1) Investment shares	1,339	48	555	974	5,205
(2) Investments, at cost	$37,498	$2,120	$18,940	$26,469	$119,750

See accompanying notes to financial statements.

16	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2020 (continued)	CTIVP MS Adv, Cl 1	CTIVP MS Adv, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 1	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 1
Assets
Investments, at fair value(1),(2)	$8,504	$59,252	$14,021	$56,605	$48,463
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	—	—	—	—
Total assets	8,504	59,252	14,021	56,605	48,463

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	—	—	—	—	—
Net assets applicable to Variable Life contracts in accumulation period	8,465	59,252	14,021	56,605	48,463
Net assets applicable to seed money	39	—	—	—	—
Total net assets	$8,504	$59,252	$14,021	$56,605	$48,463
(1) Investment shares	136	972	521	2,162	4,207
(2) Investments, at cost	$8,080	$38,944	$12,254	$47,827	$47,495

December 31, 2020 (continued)	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 1
Assets
Investments, at fair value(1),(2)	$23,144	$22,956	$342,599	$918,540	$561
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	—	—	2,809	—
Total assets	23,144	22,956	342,599	921,349	561

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	428	—
Contract terminations	—	—	—	2,381	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	—	—	—	2,809	—
Net assets applicable to Variable Life contracts in accumulation period	23,144	22,956	342,599	918,540	481
Net assets applicable to seed money	—	—	—	—	80
Total net assets	$23,144	$22,956	$342,599	$918,540	$561
(1) Investment shares	2,018	701	10,733	28,394	54
(2) Investments, at cost	$22,204	$19,752	$269,221	$701,396	$562

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	17

Statement of Assets and Liabilities

December 31, 2020 (continued)	CTIVP WF Short Duration Govt, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 1	CTIVP Westfield Mid Cap Gro, Cl 2	DWS Alt Asset Alloc VIP, Cl A	DWS Alt Asset Alloc VIP, Cl B
Assets
Investments, at fair value(1),(2)	$9,819	$2,325	$60,570	$503	$233,319
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	14
Receivable for share redemptions	—	—	—	—	29
Total assets	9,819	2,325	60,570	503	233,362

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	29
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	14
Total liabilities	—	—	—	—	43
Net assets applicable to Variable Life contracts in accumulation period	9,819	2,294	60,570	418	233,237
Net assets applicable to seed money	—	31	—	85	82
Total net assets	$9,819	$2,325	$60,570	$503	$233,319
(1) Investment shares	956	57	1,518	37	17,055
(2) Investments, at cost	$9,706	$2,005	$44,912	$463	$221,085

December 31, 2020 (continued)	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2
Assets
Investments, at fair value(1),(2)	$1,276,266	$95,206	$5,735,955	$4,071,485	$1,780,170
Dividends receivable	3,183	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	1,729	—	9,887	3,892	—
Receivable for share redemptions	615	—	2,648	2,557	3,621
Total assets	1,281,793	95,206	5,748,490	4,077,934	1,783,791

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	579	—	2,648	2,273	612
Contract terminations	37	—	—	284	3,009
Payable for investments purchased	4,911	—	9,887	3,892	—
Total liabilities	5,527	—	12,535	6,449	3,621
Net assets applicable to Variable Life contracts in accumulation period	1,276,266	95,206	5,735,955	4,071,485	1,780,170
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$1,276,266	$95,206	$5,735,955	$4,071,485	$1,780,170
(1) Investment shares	141,336	1,976	122,747	184,064	81,960
(2) Investments, at cost	$1,297,558	$82,872	$3,967,041	$3,069,748	$1,580,938

See accompanying notes to financial statements.

18	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2020 (continued)	Fid VIP Mid Cap, Init Cl	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2
Assets
Investments, at fair value(1),(2)	$72,531	$5,875,136	$5,083,385	$1,591,335	$977,027
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	1,962	—	—	325
Receivable for share redemptions	—	9,922	7,229	6,331	353
Total assets	72,531	5,887,020	5,090,614	1,597,666	977,705

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	3,473	1,690	942	353
Contract terminations	—	6,449	5,539	5,389	—
Payable for investments purchased	—	1,962	—	—	325
Total liabilities	—	11,884	7,229	6,331	678
Net assets applicable to Variable Life contracts in accumulation period	72,531	5,875,136	5,083,385	1,591,335	977,027
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$72,531	$5,875,136	$5,083,385	$1,591,335	$977,027
(1) Investment shares	1,873	153,478	136,320	60,278	37,220
(2) Investments, at cost	$63,504	$4,761,396	$4,480,186	$1,120,660	$747,282

December 31, 2020 (continued)	Fid VIP Strategic Inc, Init Cl	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 1	Frank Inc, Cl 2
Assets
Investments, at fair value(1),(2)	$13,927	$31,922	$2,127,311	$81	$308,714
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	2,468	—	—
Receivable for share redemptions	—	—	1,054	—	158
Total assets	13,927	31,922	2,130,833	81	308,872

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	967	—	158
Contract terminations	—	—	87	—	—
Payable for investments purchased	—	—	2,468	—	—
Total liabilities	—	—	3,522	—	158
Net assets applicable to Variable Life contracts in accumulation period	13,841	31,922	2,127,311	—	308,622
Net assets applicable to seed money	86	—	—	81	92
Total net assets	$13,927	$31,922	$2,127,311	$81	$308,714
(1) Investment shares	1,179	2,733	149,705	5	20,526
(2) Investments, at cost	$14,330	$30,782	$2,267,831	$85	$305,917

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	19

Statement of Assets and Liabilities

December 31, 2020 (continued)	Frank Mutual Shares, Cl 1	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 1	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst
Assets
Investments, at fair value(1),(2)	$22,969	$1,607,135	$19,179	$2,456,341	$5,803,758
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	3,138	—	19	571
Receivable for share redemptions	—	708	—	2,676	3,001
Total assets	22,969	1,610,981	19,179	2,459,036	5,807,330

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	627	—	1,062	2,759
Contract terminations	—	81	—	1,614	242
Payable for investments purchased	—	3,138	—	19	571
Total liabilities	—	3,846	—	2,695	3,572
Net assets applicable to Variable Life contracts in accumulation period	22,969	1,607,135	19,179	2,456,341	5,803,758
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$22,969	$1,607,135	$19,179	$2,456,341	$5,803,758
(1) Investment shares	1,357	96,874	1,262	169,403	336,840
(2) Investments, at cost	$21,925	$1,856,865	$18,544	$2,767,194	$5,300,827

December 31, 2020 (continued)	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Inv Opp VI Dis Mid Cap Gro, Ser I	Invesco Opp VI Global, Ser I
Assets
Investments, at fair value(1),(2)	$40,499	$515,157	$2,716,847	$961,051	$25,070
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	3,726	1,313	73	—
Receivable for share redemptions	16	290	1,218	437	—
Total assets	40,515	519,173	2,719,378	961,561	25,070

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	16	290	1,218	437	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	3,726	1,313	73	—
Total liabilities	16	4,016	2,531	510	—
Net assets applicable to Variable Life contracts in accumulation period	40,266	515,157	2,716,847	961,051	25,070
Net assets applicable to seed money	233	—	—	—	—
Total net assets	$40,499	$515,157	$2,716,847	$961,051	$25,070
(1) Investment shares	4,299	38,132	135,301	8,988	481
(2) Investments, at cost	$39,549	$472,489	$2,277,268	$707,290	$22,305
See accompanying notes to financial statements.

20	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2020 (continued)	Invesco Opp VI Global, Ser II	Inves Opp VI Gbl Strat Inc, Ser I	Inves Opp VI Gbl Strat Inc, Ser II	Inves Opp VI Mn St Sm Cap, Ser I	Inves Opp VI Mn St Sm Cap, Ser II
Assets
Investments, at fair value(1),(2)	$2,338,414	$1,679	$1,835,192	$54,385	$1,566,446
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	52	—	6,879	—	14
Receivable for share redemptions	2,287	—	843	—	3,199
Total assets	2,340,753	1,679	1,842,914	54,385	1,569,659

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,056	—	793	—	548
Contract terminations	1,231	—	50	—	2,651
Payable for investments purchased	52	—	6,879	—	14
Total liabilities	2,339	—	7,722	—	3,213
Net assets applicable to Variable Life contracts in accumulation period	2,338,414	1,597	1,835,192	54,385	1,566,446
Net assets applicable to seed money	—	82	—	—	—
Total net assets	$2,338,414	$1,679	$1,835,192	$54,385	$1,566,446
(1) Investment shares	45,530	347	367,038	1,983	58,211
(2) Investments, at cost	$1,833,746	$1,672	$1,900,066	$45,074	$1,336,533

December 31, 2020 (continued)	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser I	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II
Assets
Investments, at fair value(1),(2)	$736,992	$925,559	$12,212	$280,359	$297,153
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	5	—	—	—	—
Receivable for share redemptions	425	423	—	131	184
Total assets	737,422	925,982	12,212	280,490	297,337

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	425	423	—	131	177
Contract terminations	—	—	—	—	7
Payable for investments purchased	5	—	—	—	—
Total liabilities	430	423	—	131	184
Net assets applicable to Variable Life contracts in accumulation period	736,992	925,559	12,123	280,258	297,153
Net assets applicable to seed money	—	—	89	101	—
Total net assets	$736,992	$925,559	$12,212	$280,359	$297,153
(1) Investment shares	8,272	10,978	1,165	27,246	18,491
(2) Investments, at cost	$462,792	$630,451	$12,041	$287,127	$296,744

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	21

Statement of Assets and Liabilities

December 31, 2020 (continued)	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy, Cl II
Assets
Investments, at fair value(1),(2)	$10,146,027	$1,031,090	$1,239,821	$1,184,496	$123,519
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	1,816	841	11,139	1,566	—
Receivable for share redemptions	7,293	462	579	695	52
Total assets	10,155,136	1,032,393	1,251,539	1,186,757	123,571

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	7,293	449	579	630	52
Contract terminations	—	13	—	65	—
Payable for investments purchased	1,816	841	11,139	1,566	—
Total liabilities	9,109	1,303	11,718	2,261	52
Net assets applicable to Variable Life contracts in accumulation period	10,146,027	1,031,090	1,239,821	1,184,496	123,324
Net assets applicable to seed money	—	—	—	—	195
Total net assets	$10,146,027	$1,031,090	$1,239,821	$1,184,496	$123,519
(1) Investment shares	333,422	40,089	29,604	32,408	11,829
(2) Investments, at cost	$9,677,350	$973,228	$1,001,785	$797,072	$111,307

December 31, 2020 (continued)	Janus Henderson VIT Bal, Inst	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Inst	Janus Henderson VIT Flex Bd, Serv
Assets
Investments, at fair value(1),(2)	$392,127	$46,005	$834,883	$1,218	$5,864
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	—	708	—	—
Total assets	392,127	46,005	835,591	1,218	5,864

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	386	—	—
Contract terminations	—	—	322	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	—	—	708	—	—
Net assets applicable to Variable Life contracts in accumulation period	392,127	46,005	834,883	1,129	5,864
Net assets applicable to seed money	—	—	—	89	—
Total net assets	$392,127	$46,005	$834,883	$1,218	$5,864
(1) Investment shares	8,998	998	9,546	96	419
(2) Investments, at cost	$380,712	$39,412	$510,380	$1,193	$5,684

See accompanying notes to financial statements.

22	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2020 (continued)	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Inst	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Inv
Assets
Investments, at fair value(1),(2)	$2,770,254	$1,854,940	$281	$611,904	$83
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	295	—	—	27	—
Receivable for share redemptions	1,300	7,435	—	391	—
Total assets	2,771,849	1,862,375	281	612,322	83

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,233	935	—	326	—
Contract terminations	67	6,500	—	65	—
Payable for investments purchased	295	—	—	27	—
Total liabilities	1,595	7,435	—	418	—
Net assets applicable to Variable Life contracts in accumulation period	2,770,254	1,854,940	44	611,904	—
Net assets applicable to seed money	—	—	237	—	83
Total net assets	$2,770,254	$1,854,940	$281	$611,904	$83
(1) Investment shares	135,134	50,709	6	12,807	6
(2) Investments, at cost	$1,482,008	$1,703,438	$232	$417,837	$77

December 31, 2020 (continued)	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Init Cl	MFS Utilities, Serv Cl
Assets
Investments, at fair value(1),(2)	$40,157	$2,916,629	$2,823,453	$19,378	$1,083,496
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	2,596	—	—	938
Receivable for share redemptions	23	1,593	15,145	—	466
Total assets	40,180	2,920,818	2,838,598	19,378	1,084,900

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	23	1,458	1,273	—	466
Contract terminations	—	135	13,872	—	—
Payable for investments purchased	—	2,596	—	—	938
Total liabilities	23	4,189	15,145	—	1,404
Net assets applicable to Variable Life contracts in accumulation period	39,844	2,916,629	2,823,453	19,378	1,083,496
Net assets applicable to seed money	313	—	—	—	—
Total net assets	$40,157	$2,916,629	$2,823,453	$19,378	$1,083,496
(1) Investment shares	2,968	118,226	119,587	548	31,234
(2) Investments, at cost	$38,037	$2,203,389	$2,069,499	$18,982	$930,365

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	23

Statement of Assets and Liabilities

December 31, 2020 (continued)	MS VIF Dis, Cl I	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT Sus Eq, Cl I	NB AMT Sus Eq, Cl S
Assets
Investments, at fair value(1),(2)	$7,836	$2,293,053	$335,041	$1,004	$10,578
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	—	1,411	599	—	—
Total assets	7,836	2,294,464	335,640	1,004	10,578

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	1,220	166	—	—
Contract terminations	—	191	433	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	—	1,411	599	—	—
Net assets applicable to Variable Life contracts in accumulation period	7,621	2,293,053	335,041	869	10,578
Net assets applicable to seed money	215	—	—	135	—
Total net assets	$7,836	$2,293,053	$335,041	$1,004	$10,578
(1) Investment shares	266	80,741	39,140	33	344
(2) Investments, at cost	$7,623	$1,243,477	$382,537	$963	$9,734

December 31, 2020 (continued)	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset, Inst Cl	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl
Assets
Investments, at fair value(1),(2)	$18,843	$1,123,497	$86	$5,604	$296,820
Dividends receivable	—	—	—	—	474
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	15	—	—	—
Receivable for share redemptions	4	673	—	—	207
Total assets	18,847	1,124,185	86	5,604	297,501

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	4	616	—	—	167
Contract terminations	—	57	—	—	40
Payable for investments purchased	—	15	—	—	474
Total liabilities	4	688	—	—	681
Net assets applicable to Variable Life contracts in accumulation period	18,501	1,123,497	—	5,604	291,812
Net assets applicable to seed money	342	—	86	—	5,008
Total net assets	$18,843	$1,123,497	$86	$5,604	$296,820
(1) Investment shares	1,828	100,223	8	424	25,610
(2) Investments, at cost	$17,658	$1,061,028	$81	$4,981	$279,823

See accompanying notes to financial statements.

24	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2020 (continued)	PIMCO VIT Tot Return, Inst Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA
Assets
Investments, at fair value(1),(2)	$23,708	$1,243,252	$428,879	$173,275	$12,946,023
Dividends receivable	26	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	5,924	650	—
Receivable for share redemptions	—	646	265	74	9,968
Total assets	23,734	1,243,898	435,068	173,999	12,955,991

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	581	265	74	9,308
Contract terminations	—	65	—	—	660
Payable for investments purchased	26	—	5,924	650	—
Total liabilities	26	646	6,189	724	9,968
Net assets applicable to Variable Life contracts in accumulation period	21,409	1,243,252	428,879	173,275	12,946,023
Net assets applicable to seed money	2,299	—	—	—	—
Total net assets	$23,708	$1,243,252	$428,879	$173,275	$12,946,023
(1) Investment shares	2,046	71,989	68,841	10,514	282,850
(2) Investments, at cost	$23,495	$1,111,564	$440,383	$146,600	$8,101,327

December 31, 2020 (continued)	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 1	Temp Global Bond, Cl 2	Third Ave VST FFI Strat
Assets
Investments, at fair value(1),(2)	$122,631	$2,010,262	$15,848	$199,638	$1,718,296
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	5,429
Receivable for share redemptions	48	16,308	—	5,149	1,727
Total assets	122,679	2,026,570	15,848	204,787	1,725,452

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	48	1,184	—	87	984
Contract terminations	—	15,124	—	5,062	743
Payable for investments purchased	—	—	—	—	5,429
Total liabilities	48	16,308	—	5,149	7,156
Net assets applicable to Variable Life contracts in accumulation period	122,631	2,010,262	15,777	199,566	1,718,296
Net assets applicable to seed money	—	—	71	72	—
Total net assets	$122,631	$2,010,262	$15,848	$199,638	$1,718,296
(1) Investment shares	2,769	168,788	1,094	14,446	112,528
(2) Investments, at cost	$93,067	$1,757,233	$15,830	$221,093	$1,733,845

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	25

Statement of Assets and Liabilities

December 31, 2020 (continued)	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 1	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 1
Assets
Investments, at fair value(1),(2)	$141,901	$128,497	$21,679,137	$23,319,543	$23
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	960	1,454	364	—
Receivable for share redemptions	49	—	6,748	10,023	—
Total assets	141,950	129,457	21,687,339	23,329,930	23

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	49	—	6,748	9,856	—
Contract terminations	—	—	—	167	—
Payable for investments purchased	—	960	1,454	364	—
Total liabilities	49	960	8,202	10,387	—
Net assets applicable to Variable Life contracts in accumulation period	141,696	128,497	21,679,137	23,319,543	—
Net assets applicable to seed money	205	—	—	—	23
Total net assets	$141,901	$128,497	$21,679,137	$23,319,543	$23
(1) Investment shares	12,149	5,061	856,206	919,540	1
(2) Investments, at cost	$105,900	$116,855	$15,008,664	$15,515,873	$20

December 31, 2020 (continued)	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 1	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 1
Assets
Investments, at fair value(1),(2)	$875,562	$600,761	$23	$116,846	$24
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	666	319	—	49	—
Total assets	876,228	601,080	23	116,895	24

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	525	319	—	49	—
Contract terminations	141	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	666	319	—	49	—
Net assets applicable to Variable Life contracts in accumulation period	875,516	600,761	—	116,768	—
Net assets applicable to seed money	46	—	23	78	24
Total net assets	$875,562	$600,761	$23	$116,846	$24
(1) Investment shares	53,617	36,811	2	8,523	2
(2) Investments, at cost	$757,461	$485,112	$20	$107,571	$20

See accompanying notes to financial statements.

26	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2020 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 1	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 1	VP Man Vol Mod Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$162,798	$37,364	$2,035,394	$37,669	$1,765,255
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	77	—	525	519	500
Total assets	162,875	37,364	2,035,919	38,188	1,765,755

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	77	—	525	—	500
Contract terminations	—	—	—	519	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	77	—	525	519	500
Net assets applicable to Variable Life contracts in accumulation period	162,746	37,364	2,035,366	37,669	1,765,200
Net assets applicable to seed money	52	—	28	—	55
Total net assets	$162,798	$37,364	$2,035,394	$37,669	$1,765,255
(1) Investment shares	11,097	2,239	122,246	2,193	103,051
(2) Investments, at cost	$147,193	$32,818	$1,638,192	$36,009	$1,440,776

December 31, 2020 (continued)	VP Mod, Cl 1	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 1	VP Mod Aggr, Cl 2
Assets
Investments, at fair value(1),(2)	$72,694	$28,331,476	$37,193,595	$669,094	$40,777,419
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	457	53	—	10,548
Receivable for share redemptions	—	15,003	21,638	—	17,154
Total assets	72,694	28,346,936	37,215,286	669,094	40,805,121

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	14,821	16,480	—	17,127
Contract terminations	—	182	5,158	—	27
Payable for investments purchased	—	457	53	—	10,548
Total liabilities	—	15,460	21,691	—	27,702
Net assets applicable to Variable Life contracts in accumulation period	72,694	28,331,476	37,193,595	669,094	40,777,419
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$72,694	$28,331,476	$37,193,595	$669,094	$40,777,419
(1) Investment shares	3,470	1,356,871	1,779,598	28,903	1,766,786
(2) Investments, at cost	$65,670	$19,671,112	$25,814,525	$600,226	$28,705,305

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	27

Statement of Assets and Liabilities

December 31, 2020 (continued)	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 1	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 1
Assets
Investments, at fair value(1),(2)	$62,979,014	$368,940	$2,378,069	$4,183,549	$641
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	2,408	—	170	2,354	—
Receivable for share redemptions	26,822	—	17,056	1,739	—
Total assets	63,008,244	368,940	2,395,295	4,187,642	641

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	26,059	—	1,425	1,739	—
Contract terminations	763	—	15,631	—	—
Payable for investments purchased	2,408	—	170	2,354	—
Total liabilities	29,230	—	17,226	4,093	—
Net assets applicable to Variable Life contracts in accumulation period	62,979,014	368,940	2,378,069	4,183,549	554
Net assets applicable to seed money	—	—	—	—	87
Total net assets	$62,979,014	$368,940	$2,378,069	$4,183,549	$641
(1) Investment shares	2,725,185	19,900	128,823	226,260	55
(2) Investments, at cost	$42,683,419	$338,413	$1,807,820	$3,270,140	$621

December 31, 2020 (continued)	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 1	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Intl Core Eq, Cl 1
Assets
Investments, at fair value(1),(2)	$3,447	$267	$731	$438,159	$4,705
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	640	—
Receivable for share redemptions	—	—	—	589	—
Total assets	3,447	267	731	439,388	4,705

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	193	—
Contract terminations	—	—	—	396	—
Payable for investments purchased	—	—	—	640	—
Total liabilities	—	—	—	1,229	—
Net assets applicable to Variable Life contracts in accumulation period	3,352	234	705	438,159	4,615
Net assets applicable to seed money	95	33	26	—	90
Total net assets	$3,447	$267	$731	$438,159	$4,705
(1) Investment shares	296	10	27	15,910	386
(2) Investments, at cost	$3,260	$233	$561	$295,414	$3,783

See accompanying notes to financial statements.

28	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2020 (continued)	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 1	VP Ptnrs Intl Gro, Cl 2	VP Ptnrs Intl Val, Cl 1	VP Ptnrs Intl Val, Cl 2
Assets
Investments, at fair value(1),(2)	$40,678	$92,145	$214,804	$6,080	$76,480
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	7	—	—
Receivable for share redemptions	—	—	—	—	—
Total assets	40,678	92,145	214,811	6,080	76,480

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	7	—	—
Total liabilities	—	—	7	—	—
Net assets applicable to Variable Life contracts in accumulation period	40,678	92,145	214,804	6,080	76,480
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$40,678	$92,145	$214,804	$6,080	$76,480
(1) Investment shares	3,365	6,648	15,599	657	8,304
(2) Investments, at cost	$36,814	$62,416	$178,521	$5,853	$79,890

December 31, 2020 (continued)	VP Ptnrs Sm Cap Gro, Cl 1	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 1	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3
Assets
Investments, at fair value(1),(2)	$979	$61,651	$281	$5,120	$609,650
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	141
Receivable for share redemptions	—	—	—	—	254
Total assets	979	61,651	281	5,120	610,045

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	—	254
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	141
Total liabilities	—	—	—	—	395
Net assets applicable to Variable Life contracts in accumulation period	835	61,651	147	5,101	609,650
Net assets applicable to seed money	144	—	134	19	—
Total net assets	$979	$61,651	$281	$5,120	$609,650
(1) Investment shares	28	1,798	9	174	20,424
(2) Investments, at cost	$736	$42,345	$233	$4,611	$460,509

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	29

Statement of Assets and Liabilities

December 31, 2020 (continued)	VP US Flex Conserv Gro, Cl 1	VP US Flex Gro, Cl 1	VP US Flex Mod Gro, Cl 1	Wanger Intl	Wanger USA
Assets
Investments, at fair value(1),(2)	$191	$8,986	$9,144	$5,226,508	$7,196,336
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	1,906	866
Receivable for share redemptions	—	—	—	3,267	9,829
Total assets	191	8,986	9,144	5,231,681	7,207,031

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	—	—	—	2,387	3,359
Contract terminations	—	—	—	880	6,470
Payable for investments purchased	—	—	—	1,906	866
Total liabilities	—	—	—	5,173	10,695
Net assets applicable to Variable Life contracts in accumulation period	168	8,986	9,144	5,226,508	7,196,336
Net assets applicable to seed money	23	—	—	—	—
Total net assets	$191	$8,986	$9,144	$5,226,508	$7,196,336
(1) Investment shares	14	603	645	186,461	292,178
(2) Investments, at cost	$180	$8,685	$8,500	$5,079,274	$7,482,779

December 31, 2020 (continued)	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 1	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 1
Assets
Investments, at fair value(1),(2)	$616,964	$1,054,145	$1,172	$1,290,793	$22,109
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	167	—	56	—
Receivable for share redemptions	206	576	—	471	—
Total assets	617,170	1,054,888	1,172	1,291,320	22,109

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	206	575	—	471	—
Contract terminations	—	1	—	—	—
Payable for investments purchased	—	167	—	56	—
Total liabilities	206	743	—	527	—
Net assets applicable to Variable Life contracts in accumulation period	616,964	1,054,145	1,031	1,290,793	21,983
Net assets applicable to seed money	—	—	141	—	126
Total net assets	$616,964	$1,054,145	$1,172	$1,290,793	$22,109
(1) Investment shares	28,198	549,034	40	43,564	1,440
(2) Investments, at cost	$551,473	$1,620,477	$987	$1,086,612	$20,375

See accompanying notes to financial statements.

30	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Assets and Liabilities

December 31, 2020 (continued)	WF VT Sm Cap Gro, Cl 2	WA Var Global Hi Yd Bond, Cl I	WA Var Global Hi Yd Bond, Cl II
Assets
Investments, at fair value(1),(2)	$1,836,982	$602	$4,603
Dividends receivable	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—
Receivable for share redemptions	936	—	—
Total assets	1,837,918	602	4,603

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	550	—	—
Contract terminations	386	—	—
Payable for investments purchased	—	—	—
Total liabilities	936	—	—
Net assets applicable to Variable Life contracts in accumulation period	1,836,982	515	4,501
Net assets applicable to seed money	—	87	102
Total net assets	$1,836,982	$602	$4,603
(1) Investment shares	124,795	81	599
(2) Investments, at cost	$1,256,422	$581	$4,426

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	31

Statement of Operations

Year ended December 31, 2020	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl A	AB VPS Lg Cap Gro, Cl B
Investment income
Dividend income	$7	$27,088	$35,769	$—	$—
Variable account expenses	1	9,595	10,758	—	7,066
Investment income (loss) — net	6	17,493	25,011	—	(7,066)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	311	209,563	263,967	607	120,839
Cost of investments sold	352	227,899	308,584	515	103,213
Net realized gain (loss) on sales of investments	(41)	(18,336)	(44,617)	92	17,626
Distributions from capital gains	—	110,961	—	2,641	132,625
Net change in unrealized appreciation or depreciation of investments	12	(71,351)	46,950	9,210	352,437
Net gain (loss) on investments	(29)	21,274	2,333	11,943	502,688
Net increase (decrease) in net assets resulting from operations	$(23)	$38,767	$27,344	$11,943	$495,622

Year ended December 31, 2020 (continued)	ALPS Alerian Engy Infr, Class I	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I
Investment income
Dividend income	$7	$8,035	$3,469	$2,932	$71,480
Variable account expenses	—	1,450	5,145	3,429	21,645
Investment income (loss) — net	7	6,585	(1,676)	(497)	49,835

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	—	109,459	70,373	211,180	405,365
Cost of investments sold	—	144,288	52,470	177,954	327,454
Net realized gain (loss) on sales of investments	—	(34,829)	17,903	33,226	77,911
Distributions from capital gains	—	—	10,462	11,306	82,940
Net change in unrealized appreciation or depreciation of investments	5	(80,558)	146,802	135,486	(242,646)
Net gain (loss) on investments	5	(115,387)	175,167	180,018	(81,795)
Net increase (decrease) in net assets resulting from operations	$12	$(108,802)	$173,491	$179,521	$(31,960)

Year ended December 31, 2020 (continued)	AC VP Val, Cl II	BlackRock Global Alloc, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 1
Investment income
Dividend income	$40,434	$291	$5,742	$20,081	$—
Variable account expenses	7,446	—	2,143	4,608	—
Investment income (loss) — net	32,988	291	3,599	15,473	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	250,203	241	41,523	66,574	285
Cost of investments sold	249,679	229	40,110	66,354	268
Net realized gain (loss) on sales of investments	524	12	1,413	220	17
Distributions from capital gains	48,953	1,060	27,619	41,437	—
Net change in unrealized appreciation or depreciation of investments	(92,185)	1,141	49,866	79,197	14,380
Net gain (loss) on investments	(42,708)	2,213	78,898	120,854	14,397
Net increase (decrease) in net assets resulting from operations	$(9,720)	$2,504	$82,497	$136,327	$14,397

See accompanying notes to financial statements.

32	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Operations

Year ended December 31, 2020 (continued)	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 1	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 1	Col VP Contrarian Core, Cl 2
Investment income
Dividend income	$—	$14	$3,375	$—	$—
Variable account expenses	125,625	—	—	—	—
Investment income (loss) — net	(125,625)	14	3,375	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,233,205	—	3,099	646	16,108
Cost of investments sold	1,172,859	—	3,563	572	12,139
Net realized gain (loss) on sales of investments	1,060,346	—	(464)	74	3,969
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,532,555	314	(3,228)	6,206	18,837
Net gain (loss) on investments	2,592,901	314	(3,692)	6,280	22,806
Net increase (decrease) in net assets resulting from operations	$2,467,276	$328	$(317)	$6,280	$22,806

Year ended December 31, 2020 (continued)	Col VP Disciplined Core, Cl 1	Col VP Disciplined Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 1	Col VP Divd Opp, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	—	204,338	—	—
Investment income (loss) — net	—	—	(204,338)	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	9	10,683	2,589,609	92	7,977
Cost of investments sold	8	7,858	1,022,990	88	7,502
Net realized gain (loss) on sales of investments	1	2,825	1,566,619	4	475
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	53	37,285	1,750,851	1,091	742
Net gain (loss) on investments	54	40,110	3,317,470	1,095	1,217
Net increase (decrease) in net assets resulting from operations	$54	$40,110	$3,113,132	$1,095	$1,217

Year ended December 31, 2020 (continued)	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 1	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 1	Col VP Emer Mkts, Cl 2
Investment income
Dividend income	$—	$9	$328	$58	$1,415
Variable account expenses	58,915	—	—	—	—
Investment income (loss) — net	(58,915)	9	328	58	1,415

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,229,276	8	72	388	36,318
Cost of investments sold	844,799	8	76	395	36,016
Net realized gain (loss) on sales of investments	384,477	—	(4)	(7)	302
Distributions from capital gains	—	—	—	1,719	40,734
Net change in unrealized appreciation or depreciation of investments	(360,147)	23	451	7,997	69,204
Net gain (loss) on investments	24,330	23	447	9,709	110,240
Net increase (decrease) in net assets resulting from operations	$(34,585)	$32	$775	$9,767	$111,655
See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	33

Statement of Operations

Year ended December 31, 2020 (continued)	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 1	Col VP Govt Money Mkt, Cl 2
Investment income
Dividend income	$14,644	$4,175	$73,417	$10	$293
Variable account expenses	15,265	—	7,950	—	—
Investment income (loss) — net	(621)	4,175	65,467	10	293

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	539,732	1,927	245,797	784	30,552
Cost of investments sold	490,527	1,992	283,882	784	30,552
Net realized gain (loss) on sales of investments	49,205	(65)	(38,085)	—	—
Distributions from capital gains	320,274	—	—	2	155
Net change in unrealized appreciation or depreciation of investments	433,864	23	28,573	—	1
Net gain (loss) on investments	803,343	(42)	(9,512)	2	156
Net increase (decrease) in net assets resulting from operations	$802,722	$4,133	$55,955	$12	$449

Year ended December 31, 2020 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 1	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 1
Investment income
Dividend income	$6,589	$15	$14,470	$157,417	$4
Variable account expenses	15,679	—	—	15,387	—
Investment income (loss) — net	(9,090)	15	14,470	142,030	4

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,211,178	8	16,235	389,680	263
Cost of investments sold	1,211,173	8	16,925	401,008	261
Net realized gain (loss) on sales of investments	5	—	(690)	(11,328)	2
Distributions from capital gains	1,099	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(5)	91	2,917	23,805	788
Net gain (loss) on investments	1,099	91	2,227	12,477	790
Net increase (decrease) in net assets resulting from operations	$(7,991)	$106	$16,697	$154,507	$794

Year ended December 31, 2020 (continued)	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 1	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3
Investment income
Dividend income	$1,339	$54,808	$26	$1,375	$195,657
Variable account expenses	—	6,818	—	—	44,875
Investment income (loss) — net	1,339	47,990	26	1,375	150,782

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	360	232,178	162	8,122	1,065,342
Cost of investments sold	369	248,602	163	7,795	1,015,870
Net realized gain (loss) on sales of investments	(9)	(16,424)	(1)	327	49,472
Distributions from capital gains	—	—	10	605	82,337
Net change in unrealized appreciation or depreciation of investments	701	27,542	159	3,919	500,723
Net gain (loss) on investments	692	11,118	168	4,851	632,532
Net increase (decrease) in net assets resulting from operations	$2,031	$59,108	$194	$6,226	$783,314

See accompanying notes to financial statements.

34	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Operations

Year ended December 31, 2020 (continued)	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 1	Col VP Lg Cap Index, Cl 3
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	—	17,502	—	52,463
Investment income (loss) — net	—	—	(17,502)	—	(52,463)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	14,248	12,725	295,152	9,701	1,129,355
Cost of investments sold	13,488	9,516	141,181	9,227	729,628
Net realized gain (loss) on sales of investments	760	3,209	153,971	474	399,727
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	9,994	58,407	719,877	74,775	1,327,701
Net gain (loss) on investments	10,754	61,616	873,848	75,249	1,727,428
Net increase (decrease) in net assets resulting from operations	$10,754	$61,616	$856,346	$75,249	$1,674,965

Year ended December 31, 2020 (continued)	Col VP Limited Duration Cr, Cl 1	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 1	Col VP Long Govt/ Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 1
Investment income
Dividend income	$2	$14,386	$10	$156	$—
Variable account expenses	—	3,970	—	—	—
Investment income (loss) — net	2	10,416	10	156	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	—	134,536	44	302	902
Cost of investments sold	—	130,602	42	294	699
Net realized gain (loss) on sales of investments	—	3,934	2	8	203
Distributions from capital gains	—	—	6	95	—
Net change in unrealized appreciation or depreciation of investments	3	13,795	27	323	22,836
Net gain (loss) on investments	3	17,729	35	426	23,039
Net increase (decrease) in net assets resulting from operations	$5	$28,145	$45	$582	$23,039

Year ended December 31, 2020 (continued)	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 1	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3
Investment income
Dividend income	$—	$—	$1	$1,491	$72,882
Variable account expenses	—	5,135	—	—	38,710
Investment income (loss) — net	—	(5,135)	1	1,491	34,172

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	8,944	245,729	—	5,418	618,888
Cost of investments sold	6,623	150,489	—	6,466	564,831
Net realized gain (loss) on sales of investments	2,321	95,240	—	(1,048)	54,057
Distributions from capital gains	—	—	1	1,251	56,892
Net change in unrealized appreciation or depreciation of investments	21,139	199,481	6	10,455	199,079
Net gain (loss) on investments	23,460	294,721	7	10,658	310,028
Net increase (decrease) in net assets resulting from operations	$23,460	$289,586	$8	$12,149	$344,200

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	35

Statement of Operations

Year ended December 31, 2020 (continued)	Col VP Select Lg Cap Val, Cl 1	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 1	Col VP Select Mid Cap Val, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	—	3,750	—	—
Investment income (loss) — net	—	—	(3,750)	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	338	7,958	98,809	698	4,519
Cost of investments sold	339	7,917	87,750	784	4,062
Net realized gain (loss) on sales of investments	(1)	41	11,059	(86)	457
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	696	4,702	28,523	469	7,830
Net gain (loss) on investments	695	4,743	39,582	383	8,287
Net increase (decrease) in net assets resulting from operations	$695	$4,743	$35,832	$383	$8,287

Year ended December 31, 2020 (continued)	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 1	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 1
Investment income
Dividend income	$—	$—	$—	$—	$1,769
Variable account expenses	2,803	—	—	5,855	—
Investment income (loss) — net	(2,803)	—	—	(5,855)	1,769

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	104,626	314	20,003	173,575	715
Cost of investments sold	87,455	299	18,665	155,293	657
Net realized gain (loss) on sales of investments	17,171	15	1,338	18,282	58
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	26,611	1,267	9,204	56,649	6,645
Net gain (loss) on investments	43,782	1,282	10,542	74,931	6,703
Net increase (decrease) in net assets resulting from operations	$40,979	$1,282	$10,542	$69,076	$8,472

Year ended December 31, 2020 (continued)	Col VP Strategic Inc, Cl 2	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return
Investment income
Dividend income	$4,589	$51	$127	$33,795	$15,771
Variable account expenses	—	—	—	8,319	1,771
Investment income (loss) — net	4,589	51	127	25,476	14,000

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	58,011	110	852	207,984	84,059
Cost of investments sold	58,542	111	830	200,173	136,709
Net realized gain (loss) on sales of investments	(531)	(1)	22	7,811	(52,650)
Distributions from capital gains	—	7	19	4,886	—
Net change in unrealized appreciation or depreciation of investments	5,030	(13)	66	20,444	29,701
Net gain (loss) on investments	4,499	(7)	107	33,141	(22,949)
Net increase (decrease) in net assets resulting from operations	$9,088	$44	$234	$58,617	$(8,949)

See accompanying notes to financial statements.

36	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Operations

Year ended December 31, 2020 (continued)	CTIVP AC Div Bond, Cl 1	CTIVP AC Div Bond, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3
Investment income
Dividend income	$5	$43	$49	$90	$3,898
Variable account expenses	—	—	—	—	3,849
Investment income (loss) — net	5	43	49	90	49

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	225	1,947	—	7,085	162,726
Cost of investments sold	222	1,859	—	6,965	180,055
Net realized gain (loss) on sales of investments	3	88	—	120	(17,329)
Distributions from capital gains	—	—	130	362	12,558
Net change in unrealized appreciation or depreciation of investments	69	30	458	1,169	61,725
Net gain (loss) on investments	72	118	588	1,651	56,954
Net increase (decrease) in net assets resulting from operations	$77	$161	$637	$1,741	$57,003

Year ended December 31, 2020 (continued)	CTIVP CenterSquare Real Est, Cl 1	CTIVP CenterSquare Real Est, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 1	CTIVP Lazard Intl Eq Adv, Cl 2	CTIVP Loomis Sayles Gro, Cl 1
Investment income
Dividend income	$32	$5,609	$—	$91	$—
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	32	5,609	—	91	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	254	9,429	79	29,478	—
Cost of investments sold	261	10,552	74	29,925	—
Net realized gain (loss) on sales of investments	(7)	(1,123)	5	(447)	—
Distributions from capital gains	77	14,425	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,143	(25,950)	4,053	4,626	78
Net gain (loss) on investments	1,213	(12,648)	4,058	4,179	78
Net increase (decrease) in net assets resulting from operations	$1,245	$(7,039)	$4,058	$4,270	$78

Year ended December 31, 2020 (continued)	CTIVP Loomis Sayles Gro, Cl 2	CTIVP LA Capital Lg Cap Gro, Cl 1	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Val, Cl 1	CTIVP MFS Val, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	—	—	—	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	5,281	—	9,353	483	56,006
Cost of investments sold	3,628	—	6,687	476	46,011
Net realized gain (loss) on sales of investments	1,653	—	2,666	7	9,995
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	13,647	150	3,225	1,345	(4,011)
Net gain (loss) on investments	15,300	150	5,891	1,352	5,984
Net increase (decrease) in net assets resulting from operations	$15,300	$150	$5,891	$1,352	$5,984

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	37

Statement of Operations

Year ended December 31, 2020 (continued)	CTIVP MS Adv, Cl 1	CTIVP MS Adv, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 1	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 1
Investment income
Dividend income	$—	$—	$—	$—	$1,059
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	—	—	—	—	1,059

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	74	4,055	143	225	749
Cost of investments sold	58	2,973	135	225	737
Net realized gain (loss) on sales of investments	16	1,082	8	—	12
Distributions from capital gains	—	—	—	—	749
Net change in unrealized appreciation or depreciation of investments	421	16,685	1,764	3,868	965
Net gain (loss) on investments	437	17,767	1,772	3,868	1,726
Net increase (decrease) in net assets resulting from operations	$437	$17,767	$1,772	$3,868	$2,785

Year ended December 31, 2020 (continued)	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 1
Investment income
Dividend income	$459	$—	$—	$—	$12
Variable account expenses	—	—	—	4,301	—
Investment income (loss) — net	459	—	—	(4,301)	12

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	417	1,429	7,385	129,888	—
Cost of investments sold	400	1,530	6,616	109,332	—
Net realized gain (loss) on sales of investments	17	(101)	769	20,556	—
Distributions from capital gains	360	—	—	—	1
Net change in unrealized appreciation or depreciation of investments	639	2,265	34,075	51,371	(2)
Net gain (loss) on investments	1,016	2,164	34,844	71,927	(1)
Net increase (decrease) in net assets resulting from operations	$1,475	$2,164	$34,844	$67,626	$11

Year ended December 31, 2020 (continued)	CTIVP WF Short Duration Govt, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 1	CTIVP Westfield Mid Cap Gro, Cl 2	DWS Alt Asset Alloc VIP, Cl A	DWS Alt Asset Alloc VIP, Cl B
Investment income
Dividend income	$157	$—	$—	$2	$4,826
Variable account expenses	—	—	—	—	308
Investment income (loss) — net	157	—	—	2	4,518

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	44	—	14,570	8	8,431
Cost of investments sold	43	—	11,306	8	8,862
Net realized gain (loss) on sales of investments	1	—	3,264	—	(431)
Distributions from capital gains	19	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	30	304	8,218	38	8,004
Net gain (loss) on investments	50	304	11,482	38	7,573
Net increase (decrease) in net assets resulting from operations	$207	$304	$11,482	$40	$12,091

See accompanying notes to financial statements.

38	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Operations

Year ended December 31, 2020 (continued)	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2
Investment income
Dividend income	$42,804	$120	$3,973	$73,642	$30,600
Variable account expenses	7,125	—	28,204	23,334	6,456
Investment income (loss) — net	35,679	120	(24,231)	50,308	24,144

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	305,645	37	946,241	378,048	198,626
Cost of investments sold	334,447	33	741,693	323,625	204,969
Net realized gain (loss) on sales of investments	(28,802)	4	204,548	54,423	(6,343)
Distributions from capital gains	—	146	26,985	185,613	83,332
Net change in unrealized appreciation or depreciation of investments	(9,860)	10,566	1,173,656	(38,229)	19,880
Net gain (loss) on investments	(38,662)	10,716	1,405,189	201,807	96,869
Net increase (decrease) in net assets resulting from operations	$(2,983)	$10,836	$1,380,958	$252,115	$121,013

Year ended December 31, 2020 (continued)	Fid VIP Mid Cap, Init Cl	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2
Investment income
Dividend income	$231	$27,201	$17,042	$4,905	$1,893
Variable account expenses	—	33,727	16,914	9,345	4,033
Investment income (loss) — net	231	(6,526)	128	(4,440)	(2,140)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	371	483,950	722,839	119,880	229,775
Cost of investments sold	349	485,468	778,048	99,000	201,693
Net realized gain (loss) on sales of investments	22	(1,518)	(55,209)	20,880	28,082
Distributions from capital gains	—	—	—	5,946	4,187
Net change in unrealized appreciation or depreciation of investments	9,002	853,233	800,050	175,013	97,034
Net gain (loss) on investments	9,024	851,715	744,841	201,839	129,303
Net increase (decrease) in net assets resulting from operations	$9,255	$845,189	$744,969	$197,399	$127,163

Year ended December 31, 2020 (continued)	Fid VIP Strategic Inc, Init Cl	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 1	Frank Inc, Cl 2
Investment income
Dividend income	$437	$937	$64,621	$5	$17,069
Variable account expenses	—	—	10,784	—	1,844
Investment income (loss) — net	437	937	53,837	5	15,225

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	350	9,534	226,999	—	61,933
Cost of investments sold	341	9,441	254,588	—	67,845
Net realized gain (loss) on sales of investments	9	93	(27,589)	—	(5,912)
Distributions from capital gains	117	294	207,596	—	242
Net change in unrealized appreciation or depreciation of investments	(405)	986	(393,457)	(5)	(3,882)
Net gain (loss) on investments	(279)	1,373	(213,450)	(5)	(9,552)
Net increase (decrease) in net assets resulting from operations	$158	$2,310	$(159,613)	$—	$5,673

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	39

Statement of Operations

Year ended December 31, 2020 (continued)	Frank Mutual Shares, Cl 1	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 1	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst
Investment income
Dividend income	$317	$41,277	$44	$30,305	$32,371
Variable account expenses	—	6,756	—	10,540	29,101
Investment income (loss) — net	317	34,521	44	19,765	3,270

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	25	186,536	251	245,327	823,309
Cost of investments sold	27	237,085	270	338,922	866,958
Net realized gain (loss) on sales of investments	(2)	(50,549)	(19)	(93,595)	(43,649)
Distributions from capital gains	397	57,386	156	128,895	82,227
Net change in unrealized appreciation or depreciation of investments	235	(150,666)	560	30,055	335,463
Net gain (loss) on investments	630	(143,829)	697	65,355	374,041
Net increase (decrease) in net assets resulting from operations	$947	$(109,308)	$741	$85,120	$377,311

Year ended December 31, 2020 (continued)	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Inv Opp VI Dis Mid Cap Gro, Ser I(1)	Invesco Opp VI Global, Ser I
Investment income
Dividend income	$682	$975	$21,094	$282	$126
Variable account expenses	182	2,860	13,284	2,927	—
Investment income (loss) — net	500	(1,885)	7,810	(2,645)	126

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	9,835	55,938	287,759	65,623	682
Cost of investments sold	10,147	62,907	254,826	58,954	687
Net realized gain (loss) on sales of investments	(312)	(6,969)	32,933	6,669	(5)
Distributions from capital gains	—	6,061	105,973	58,877	656
Net change in unrealized appreciation or depreciation of investments	2,080	38,650	250,434	253,761	2,694
Net gain (loss) on investments	1,768	37,742	389,340	319,307	3,345
Net increase (decrease) in net assets resulting from operations	$2,268	$35,857	$397,150	$316,662	$3,471

(1) For the period April 24, 2020 (commencement of operations) to December 31, 2020.

Year ended December 31, 2020 (continued)	Invesco Opp VI Global, Ser II	Inves Opp VI Gbl Strat Inc, Ser I	Inves Opp VI Gbl Strat Inc, Ser II	Inves Opp VI Mn St Sm Cap, Ser I	Inves Opp VI Mn St Sm Cap, Ser II
Investment income
Dividend income	$8,699	$93	$98,699	$266	$4,539
Variable account expenses	10,354	—	9,527	—	5,175
Investment income (loss) — net	(1,655)	93	89,172	266	(636)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	202,652	58	371,183	182	184,994
Cost of investments sold	181,797	59	402,222	185	190,544
Net realized gain (loss) on sales of investments	20,855	(1)	(31,039)	(3)	(5,550)
Distributions from capital gains	72,136	—	—	602	18,102
Net change in unrealized appreciation or depreciation of investments	407,177	6	(29,100)	8,502	247,236
Net gain (loss) on investments	500,168	5	(60,139)	9,101	259,788
Net increase (decrease) in net assets resulting from operations	$498,513	$98	$29,033	$9,367	$259,152

See accompanying notes to financial statements.

40	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Operations

Year ended December 31, 2020 (continued)	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser I	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II
Investment income
Dividend income	$459	$—	$112	$19,744	$5,684
Variable account expenses	4,239	4,241	—	1,292	1,967
Investment income (loss) — net	(3,780)	(4,241)	112	18,452	3,717

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	118,326	102,895	46	34,397	72,847
Cost of investments sold	81,742	76,381	48	34,249	80,500
Net realized gain (loss) on sales of investments	36,584	26,514	(2)	148	(7,653)
Distributions from capital gains	47,880	59,822	72	13,189	7,067
Net change in unrealized appreciation or depreciation of investments	149,783	202,636	165	(6,513)	(440)
Net gain (loss) on investments	234,247	288,972	235	6,824	(1,026)
Net increase (decrease) in net assets resulting from operations	$230,467	$284,731	$347	$25,276	$2,691

Year ended December 31, 2020 (continued)	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy, Cl II
Investment income
Dividend income	$123,615	$29,544	$24,270	$—	$2,244
Variable account expenses	77,804	5,470	6,325	6,027	581
Investment income (loss) — net	45,811	24,074	17,945	(6,027)	1,663

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	833,786	333,196	242,608	196,996	36,507
Cost of investments sold	754,361	330,416	221,888	131,168	41,045
Net realized gain (loss) on sales of investments	79,425	2,780	20,720	65,828	(4,538)
Distributions from capital gains	2,132,428	24,570	26,455	86,097	1,833
Net change in unrealized appreciation or depreciation of investments	(1,095,455)	(62,257)	75,417	226,300	10,662
Net gain (loss) on investments	1,116,398	(34,907)	122,592	378,225	7,957
Net increase (decrease) in net assets resulting from operations	$1,162,209	$(10,833)	$140,537	$372,198	$9,620

Year ended December 31, 2020 (continued)	Janus Henderson VIT Bal, Inst	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Inst	Janus Henderson VIT Flex Bd, Serv
Investment income
Dividend income	$2,888	$603	$—	$21	$78
Variable account expenses	—	—	4,054	—	—
Investment income (loss) — net	2,888	603	(4,054)	21	78

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,318	644	72,123	135	201
Cost of investments sold	3,432	625	49,507	129	194
Net realized gain (loss) on sales of investments	(114)	19	22,616	6	7
Distributions from capital gains	68	578	55,180	—	—
Net change in unrealized appreciation or depreciation of investments	11,397	5,528	59,916	22	138
Net gain (loss) on investments	11,351	6,125	137,712	28	145
Net increase (decrease) in net assets resulting from operations	$14,239	$6,728	$133,658	$49	$223

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	41

Statement of Operations

Year ended December 31, 2020 (continued)	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Inst	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Inv
Investment income
Dividend income	$—	$19,361	$1	$1,133	$1
Variable account expenses	11,877	9,444	—	3,324	—
Investment income (loss) — net	(11,877)	9,917	1	(2,191)	1

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	374,854	239,436	31	79,940	—
Cost of investments sold	216,334	270,965	26	64,065	—
Net realized gain (loss) on sales of investments	158,520	(31,529)	5	15,875	—
Distributions from capital gains	196,493	—	16	43,140	1
Net change in unrealized appreciation or depreciation of investments	584,951	258,464	38	91,204	(1)
Net gain (loss) on investments	939,964	226,935	59	150,219	—
Net increase (decrease) in net assets resulting from operations	$928,087	$236,852	$60	$148,028	$1

Year ended December 31, 2020 (continued)	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Init Cl	MFS Utilities, Serv Cl
Investment income
Dividend income	$274	$5,590	$—	$180	$22,648
Variable account expenses	327	15,133	11,197	—	5,607
Investment income (loss) — net	(53)	(9,543)	(11,197)	180	17,041

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	33,684	367,882	269,547	63	250,715
Cost of investments sold	34,815	303,734	235,977	68	227,109
Net realized gain (loss) on sales of investments	(1,131)	64,148	33,570	(5)	23,606
Distributions from capital gains	476	245,777	216,963	187	26,798
Net change in unrealized appreciation or depreciation of investments	(1,576)	215,835	628,972	256	(27,236)
Net gain (loss) on investments	(2,231)	525,760	879,505	438	23,168
Net increase (decrease) in net assets resulting from operations	$(2,284)	$516,217	$868,308	$618	$40,209

Year ended December 31, 2020 (continued)	MS VIF Dis, Cl I	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT Sus Eq, Cl I	NB AMT Sus Eq, Cl S
Investment income
Dividend income	$—	$—	$13,564	$1	$18
Variable account expenses	—	8,676	1,814	—	—
Investment income (loss) — net	—	(8,676)	11,750	1	18

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	198	219,107	43,148	—	8,913
Cost of investments sold	171	148,822	49,004	—	8,196
Net realized gain (loss) on sales of investments	27	70,285	(5,856)	—	717
Distributions from capital gains	15	144,845	6,397	5	196
Net change in unrealized appreciation or depreciation of investments	215	1,012,771	(70,342)	34	329
Net gain (loss) on investments	257	1,227,901	(69,801)	39	1,242
Net increase (decrease) in net assets resulting from operations	$257	$1,219,225	$(58,051)	$40	$1,260

See accompanying notes to financial statements.

42	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Operations

Year ended December 31, 2020 (continued)	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset, Inst Cl	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl
Investment income
Dividend income	$144	$48,566	$4	$374	$6,110
Variable account expenses	38	6,530	—	—	2,016
Investment income (loss) — net	106	42,036	4	374	4,094

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	5,987	134,857	—	203	142,678
Cost of investments sold	6,274	144,875	—	202	136,175
Net realized gain (loss) on sales of investments	(287)	(10,018)	—	1	6,503
Distributions from capital gains	1,185	—	—	96	3,425
Net change in unrealized appreciation or depreciation of investments	455	38,407	2	375	12,471
Net gain (loss) on investments	1,353	28,389	2	472	22,399
Net increase (decrease) in net assets resulting from operations	$1,459	$70,425	$6	$846	$26,493

Year ended December 31, 2020 (continued)	PIMCO VIT Tot Return, Inst Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA
Investment income
Dividend income	$81	$5,076	$23,327	$2,371	$69,954
Variable account expenses	—	6,208	3,002	744	95,245
Investment income (loss) — net	81	(1,132)	20,325	1,627	(25,291)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	248	213,986	38,384	10,773	988,021
Cost of investments sold	237	214,724	42,309	10,703	693,369
Net realized gain (loss) on sales of investments	11	(738)	(3,925)	70	294,652
Distributions from capital gains	31	95,658	—	—	928,675
Net change in unrealized appreciation or depreciation of investments	149	69,540	806	15,891	1,694,517
Net gain (loss) on investments	191	164,460	(3,119)	15,961	2,917,844
Net increase (decrease) in net assets resulting from operations	$272	$163,328	$17,206	$17,588	$2,892,553

Year ended December 31, 2020 (continued)	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 1	Temp Global Bond, Cl 2	Third Ave VST FFI Strat
Investment income
Dividend income	$447	$—	$6	$17,170	$38,336
Variable account expenses	511	11,407	—	1,283	9,332
Investment income (loss) — net	(64)	(11,407)	6	15,887	29,004

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	31,305	347,198	—	78,727	132,630
Cost of investments sold	25,519	394,341	—	90,642	161,605
Net realized gain (loss) on sales of investments	5,786	(47,143)	—	(11,915)	(28,975)
Distributions from capital gains	9,355	25,931	—	—	10,355
Net change in unrealized appreciation or depreciation of investments	15,268	396,654	23	(15,898)	(59,304)
Net gain (loss) on investments	30,409	375,442	23	(27,813)	(77,924)
Net increase (decrease) in net assets resulting from operations	$30,345	$364,035	$29	$(11,926)	$(48,920)

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	43

Statement of Operations

Year ended December 31, 2020 (continued)	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 1	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 1
Investment income
Dividend income	$3,029	$—	$—	$—	$—
Variable account expenses	776	—	70,421	101,689	—
Investment income (loss) — net	2,253	—	(70,421)	(101,689)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	180,032	611	2,374,470	1,787,216	—
Cost of investments sold	123,090	567	1,731,340	1,189,257	—
Net realized gain (loss) on sales of investments	56,942	44	643,130	597,959	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	7,228	11,625	2,225,717	2,415,206	2
Net gain (loss) on investments	64,170	11,669	2,868,847	3,013,165	2
Net increase (decrease) in net assets resulting from operations	$66,423	$11,669	$2,798,426	$2,911,476	$2

Year ended December 31, 2020 (continued)	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 1	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 1
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	5,921	3,650	—	505	—
Investment income (loss) — net	(5,921)	(3,650)	—	(505)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	349,429	436,040	—	36,751	—
Cost of investments sold	317,269	413,054	—	34,857	—
Net realized gain (loss) on sales of investments	32,160	22,986	—	1,894	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	38,629	29,855	1	7,480	2
Net gain (loss) on investments	70,789	52,841	1	9,374	2
Net increase (decrease) in net assets resulting from operations	$64,868	$49,191	$1	$8,869	$2

Year ended December 31, 2020 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 1	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 1	VP Man Vol Mod Gro, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	678	—	5,646	—	5,597
Investment income (loss) — net	(678)	—	(5,646)	—	(5,597)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	21,250	2,760	42,885	2,279	268,164
Cost of investments sold	19,700	2,660	38,137	2,204	238,364
Net realized gain (loss) on sales of investments	1,550	100	4,748	75	29,800
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	10,823	4,431	201,141	1,569	131,882
Net gain (loss) on investments	12,373	4,531	205,889	1,644	161,682
Net increase (decrease) in net assets resulting from operations	$11,695	$4,531	$200,243	$1,644	$156,085
See accompanying notes to financial statements.

44	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Operations

Year ended December 31, 2020 (continued)	VP Mod, Cl 1	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 1	VP Mod Aggr, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	167,120	183,635	—	195,938
Investment income (loss) — net	—	(167,120)	(183,635)	—	(195,938)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,671	3,766,482	4,685,339	10,556	7,282,697
Cost of investments sold	2,622	2,768,752	3,496,311	10,017	5,100,205
Net realized gain (loss) on sales of investments	49	997,730	1,189,028	539	2,182,492
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	7,022	2,281,082	2,974,842	66,656	2,823,309
Net gain (loss) on investments	7,071	3,278,812	4,163,870	67,195	5,005,801
Net increase (decrease) in net assets resulting from operations	$7,071	$3,111,692	$3,980,235	$67,195	$4,809,863

Year ended December 31, 2020 (continued)	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 1	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 1
Investment income
Dividend income	$—	$—	$—	$—	$15
Variable account expenses	280,387	—	15,818	20,603	—
Investment income (loss) — net	(280,387)	—	(15,818)	(20,603)	15

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	6,739,636	7,144	471,159	1,290,797	225
Cost of investments sold	4,892,050	7,137	373,206	1,086,520	221
Net realized gain (loss) on sales of investments	1,847,586	7	97,953	204,277	4
Distributions from capital gains	—	—	—	—	7
Net change in unrealized appreciation or depreciation of investments	5,912,697	30,525	135,165	264,721	16
Net gain (loss) on investments	7,760,283	30,532	233,118	468,998	27
Net increase (decrease) in net assets resulting from operations	$7,479,896	$30,532	$217,300	$448,395	$42

Year ended December 31, 2020 (continued)	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 1	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Intl Core Eq, Cl 1
Investment income
Dividend income	$92	$—	$—	$—	$—
Variable account expenses	—	—	—	1,951	—
Investment income (loss) — net	92	—	—	(1,951)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,304	9	—	84,018	225
Cost of investments sold	2,168	8	—	53,340	208
Net realized gain (loss) on sales of investments	136	1	—	30,678	17
Distributions from capital gains	45	—	—	—	13
Net change in unrealized appreciation or depreciation of investments	92	31	106	34,546	919
Net gain (loss) on investments	273	32	106	65,224	949
Net increase (decrease) in net assets resulting from operations	$365	$32	$106	$63,273	$949

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	45

Statement of Operations

Year ended December 31, 2020 (continued)	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 1	VP Ptnrs Intl Gro, Cl 2	VP Ptnrs Intl Val, Cl 1	VP Ptnrs Intl Val, Cl 2
Investment income
Dividend income	$64	$1	$141	$29	$580
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	64	1	141	29	580

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	784	907	39,553	761	18,237
Cost of investments sold	857	731	40,215	882	22,488
Net realized gain (loss) on sales of investments	(73)	176	(662)	(121)	(4,251)
Distributions from capital gains	97	819	1,755	—	—
Net change in unrealized appreciation or depreciation of investments	4,043	29,711	33,729	204	850
Net gain (loss) on investments	4,067	30,706	34,822	83	(3,401)
Net increase (decrease) in net assets resulting from operations	$4,131	$30,707	$34,963	$112	$(2,821)

Year ended December 31, 2020 (continued)	VP Ptnrs Sm Cap Gro, Cl 1	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 1	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	—	—	—	2,441
Investment income (loss) — net	—	—	—	—	(2,441)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	132	838	39	68	56,607
Cost of investments sold	115	762	40	87	54,669
Net realized gain (loss) on sales of investments	17	76	(1)	(19)	1,938
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	239	16,704	44	322	20,324
Net gain (loss) on investments	256	16,780	43	303	22,262
Net increase (decrease) in net assets resulting from operations	$256	$16,780	$43	$303	$19,821

Year ended December 31, 2020 (continued)	VP US Flex Conserv Gro, Cl 1	VP US Flex Gro, Cl 1	VP US Flex Mod Gro, Cl 1	Wanger Intl	Wanger USA
Investment income
Dividend income	$—	$—	$—	$88,723	$—
Variable account expenses	—	—	—	23,877	33,042
Investment income (loss) — net	—	—	—	64,846	(33,042)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4	1,112	21	484,878	831,787
Cost of investments sold	4	1,168	22	565,824	1,075,819
Net realized gain (loss) on sales of investments	—	(56)	(1)	(80,946)	(244,032)
Distributions from capital gains	—	—	—	158,350	644,555
Net change in unrealized appreciation or depreciation of investments	9	299	642	471,220	984,451
Net gain (loss) on investments	9	243	641	548,624	1,384,974
Net increase (decrease) in net assets resulting from operations	$9	$243	$641	$613,470	$1,351,932

See accompanying notes to financial statements.

46	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Operations

Year ended December 31, 2020 (continued)	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 1	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 1
Investment income
Dividend income	$4,577	$23,016	$5	$4,950	$—
Variable account expenses	2,307	5,854	—	5,149	—
Investment income (loss) — net	2,270	17,162	5	(199)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	72,284	108,567	13	283,582	553
Cost of investments sold	63,742	207,377	12	290,643	583
Net realized gain (loss) on sales of investments	8,542	(98,810)	1	(7,061)	(30)
Distributions from capital gains	43,885	—	52	85,576	144
Net change in unrealized appreciation or depreciation of investments	30,813	121,210	179	122,962	1,730
Net gain (loss) on investments	83,240	22,400	232	201,477	1,844
Net increase (decrease) in net assets resulting from operations	$85,510	$39,562	$237	$201,278	$1,844

Year ended December 31, 2020 (continued)			WF VT Sm Cap Gro, Cl 2	WA Var Global Hi Yd Bond, Cl I	WA Var Global Hi Yd Bond, Cl II
Investment income
Dividend income			$—	$23	$159
Variable account expenses			5,353	—	—
Investment income (loss) — net			(5,353)	23	159

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales			427,441	—	27
Cost of investments sold			367,207	—	26
Net realized gain (loss) on sales of investments			60,234	—	1
Distributions from capital gains			82,118	—	—
Net change in unrealized appreciation or depreciation of investments			572,275	23	169
Net gain (loss) on investments			714,627	23	170
Net increase (decrease) in net assets resulting from operations			$709,274	$46	$329

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	47

Statement of Changes in Net Assets

Year ended December 31, 2020	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl A	AB VPS Lg Cap Gro, Cl B
Operations
Investment income (loss) — net	$6	$17,493	$25,011	$—	$(7,066)
Net realized gain (loss) on sales of investments	(41)	(18,336)	(44,617)	92	17,626
Distributions from capital gains	—	110,961	—	2,641	132,625
Net change in unrealized appreciation or depreciation of investments	12	(71,351)	46,950	9,210	352,437
Net increase (decrease) in net assets resulting from operations	(23)	38,767	27,344	11,943	495,622

Contract transactions
Contract purchase payments	—	62,304	186,337	8,357	132,364
Net transfers(1)	44	8,517	(147,655)	7,236	164,963
Transfers for policy loans	—	(2,846)	(13,624)	—	(2,417)
Policy charges	—	(59,951)	(84,424)	(1,580)	(34,063)
Contract terminations:
Surrender benefits	—	(52,968)	(53,006)	—	(16,723)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	44	(44,944)	(112,372)	14,013	244,124
Net assets at beginning of year	462	2,336,784	2,711,455	19,573	1,282,218
Net assets at end of year	$483	$2,330,607	$2,626,427	$45,529	$2,021,964

Accumulation unit activity
Units outstanding at beginning of year	—	783,013	1,608,005	16,488	357,299
Contract purchase payments	—	22,344	129,608	7,655	35,335
Net transfers(1)	—	2,325	(97,504)	5,330	29,186
Transfers for policy loans	—	(3,157)	(14,173)	—	(339)
Policy charges	—	(25,272)	(61,643)	(1,164)	(8,647)
Contract terminations:
Surrender benefits	—	(18,660)	(33,874)	—	(3,046)
Death benefits	—	—	—	—	—
Units outstanding at end of year	—	760,593	1,530,419	28,309	409,788

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

48	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	ALPS Alerian Engy Infr, Class I	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I
Operations
Investment income (loss) — net	$7	$6,585	$(1,676)	$(497)	$49,835
Net realized gain (loss) on sales of investments	—	(34,829)	17,903	33,226	77,911
Distributions from capital gains	—	—	10,462	11,306	82,940
Net change in unrealized appreciation or depreciation of investments	5	(80,558)	146,802	135,486	(242,646)
Net increase (decrease) in net assets resulting from operations	12	(108,802)	173,491	179,521	(31,960)

Contract transactions
Contract purchase payments	156	27,758	23,300	33,985	114,925
Net transfers(1)	21	96,410	(15,226)	(85,848)	(66,273)
Transfers for policy loans	—	1,923	1,112	(509)	15,705
Policy charges	(64)	(3,586)	(23,720)	(16,572)	(128,712)
Contract terminations:
Surrender benefits	—	(12,539)	(23,644)	(3,767)	(196,132)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	113	109,966	(38,178)	(72,711)	(260,487)
Net assets at beginning of year	77	431,019	720,664	773,921	3,737,240
Net assets at end of year	$202	$432,183	$855,977	$880,731	$3,444,793

Accumulation unit activity
Units outstanding at beginning of year	—	525,596	375,552	535,712	1,013,597
Contract purchase payments	155	43,884	11,468	23,090	37,680
Net transfers(1)	31	158,611	(9,874)	(37,461)	(15,137)
Transfers for policy loans	—	3,956	437	(307)	5,399
Policy charges	(93)	(5,786)	(12,052)	(11,998)	(41,017)
Contract terminations:
Surrender benefits	—	(17,476)	(10,960)	(2,508)	(60,178)
Death benefits	—	—	—	—	—
Units outstanding at end of year	93	708,785	354,571	506,528	940,344

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	49

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	AC VP Val, Cl II	BlackRock Global Alloc, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 1
Operations
Investment income (loss) — net	$32,988	$291	$3,599	$15,473	$—
Net realized gain (loss) on sales of investments	524	12	1,413	220	17
Distributions from capital gains	48,953	1,060	27,619	41,437	—
Net change in unrealized appreciation or depreciation of investments	(92,185)	1,141	49,866	79,197	14,380
Net increase (decrease) in net assets resulting from operations	(9,720)	2,504	82,497	136,327	14,397

Contract transactions
Contract purchase payments	92,172	1,752	24,002	84,051	2,987
Net transfers(1)	(89,718)	22,157	16,153	1,179,291	369,639
Transfers for policy loans	11,828	—	731	29,830	—
Policy charges	(46,808)	(1,129)	(7,725)	(26,789)	(989)
Contract terminations:
Surrender benefits	(72,542)	(78)	(13,361)	(58,150)	(26)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(105,068)	22,702	19,800	1,208,233	371,611
Net assets at beginning of year	2,213,638	103	399,671	482,641	23
Net assets at end of year	$2,098,850	$25,309	$501,968	$1,827,201	$386,031

Accumulation unit activity
Units outstanding at beginning of year	1,270,817	18	318,989	207,608	—
Contract purchase payments	59,938	1,475	17,748	28,351	2,344
Net transfers(1)	(55,469)	18,367	13,459	477,843	285,529
Transfers for policy loans	7,508	—	589	10,693	—
Policy charges	(32,040)	(954)	(6,002)	(11,107)	(796)
Contract terminations:
Surrender benefits	(44,484)	—	(10,831)	(22,679)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	1,206,270	18,906	333,952	690,709	287,077

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

50	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 1	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 1	Col VP Contrarian Core, Cl 2
Operations
Investment income (loss) — net	$(125,625)	$14	$3,375	$—	$—
Net realized gain (loss) on sales of investments	1,060,346	—	(464)	74	3,969
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,532,555	314	(3,228)	6,206	18,837
Net increase (decrease) in net assets resulting from operations	2,467,276	328	(317)	6,280	22,806

Contract transactions
Contract purchase payments	702,121	83	2,908	1,444	21,834
Net transfers(1)	1,009,890	10,455	—	24,364	(12,226)
Transfers for policy loans	(125,743)	—	(1,942)	—	(1,829)
Policy charges	(930,179)	(43)	(352)	(1,353)	(2,774)
Contract terminations:
Surrender benefits	(1,010,104)	—	—	(22)	—
Death benefits	(34,411)	—	—	—	—
Increase (decrease) from contract transactions	(388,426)	10,495	614	24,433	5,005
Net assets at beginning of year	15,642,085	76	18,589	24	92,175
Net assets at end of year	$17,720,935	$10,899	$18,886	$30,737	$119,986

Accumulation unit activity
Units outstanding at beginning of year	6,989,898	—	29,650	—	45,687
Contract purchase payments	304,227	87	5,020	1,121	11,009
Net transfers(1)	228,640	10,831	—	21,074	(5,794)
Transfers for policy loans	(35,585)	—	(3,440)	—	(785)
Policy charges	(416,136)	(45)	(631)	(1,081)	(1,371)
Contract terminations:
Surrender benefits	(429,936)	—	—	—	—
Death benefits	(14,142)	—	—	—	—
Units outstanding at end of year	6,626,966	10,873	30,599	21,114	48,746

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	51

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Disciplined Core, Cl 1	Col VP Disciplined Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 1	Col VP Divd Opp, Cl 2
Operations
Investment income (loss) — net	$—	$—	$(204,338)	$—	$—
Net realized gain (loss) on sales of investments	1	2,825	1,566,619	4	475
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	53	37,285	1,750,851	1,091	742
Net increase (decrease) in net assets resulting from operations	54	40,110	3,113,132	1,095	1,217

Contract transactions
Contract purchase payments	393	25,931	1,002,986	1,839	9,965
Net transfers(1)	121	5,955	(531,688)	8,868	(151)
Transfers for policy loans	—	(165)	41,345	—	—
Policy charges	(130)	(12,689)	(1,331,000)	(985)	(2,285)
Contract terminations:
Surrender benefits	—	—	(1,281,098)	(18)	—
Death benefits	—	—	(38,753)	—	—
Increase (decrease) from contract transactions	384	19,032	(2,138,208)	9,704	7,529
Net assets at beginning of year	22	273,770	26,225,649	127	79,084
Net assets at end of year	$460	$332,912	$27,200,573	$10,926	$87,830

Accumulation unit activity
Units outstanding at beginning of year	—	113,521	11,866,269	93	39,159
Contract purchase payments	336	10,623	468,007	1,782	5,302
Net transfers(1)	113	2,563	(247,486)	8,771	(98)
Transfers for policy loans	—	(65)	20,847	—	—
Policy charges	(113)	(5,367)	(641,627)	(965)	(1,262)
Contract terminations:
Surrender benefits	—	—	(595,897)	—	—
Death benefits	—	—	(18,239)	—	—
Units outstanding at end of year	336	121,275	10,851,874	9,681	43,101

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

52	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 1	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 1	Col VP Emer Mkts, Cl 2
Operations
Investment income (loss) — net	$(58,915)	$9	$328	$58	$1,415
Net realized gain (loss) on sales of investments	384,477	—	(4)	(7)	302
Distributions from capital gains	—	—	—	1,719	40,734
Net change in unrealized appreciation or depreciation of investments	(360,147)	23	451	7,997	69,204
Net increase (decrease) in net assets resulting from operations	(34,585)	32	775	9,767	111,655

Contract transactions
Contract purchase payments	454,290	282	1,366	2,374	47,960
Net transfers(1)	(459,348)	101	135	28,465	(15,085)
Transfers for policy loans	(55,388)	—	—	—	(284)
Policy charges	(421,573)	(65)	(157)	(1,069)	(16,374)
Contract terminations:
Surrender benefits	(284,345)	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(766,364)	318	1,344	29,770	16,217
Net assets at beginning of year	11,864,652	79	9,356	8,598	333,445
Net assets at end of year	$11,063,703	$429	$11,475	$48,135	$461,317

Accumulation unit activity
Units outstanding at beginning of year	3,919,233	—	7,225	7,290	225,948
Contract purchase payments	170,870	263	1,065	1,859	32,077
Net transfers(1)	(182,094)	100	102	22,302	(11,710)
Transfers for policy loans	(26,004)	—	—	—	(472)
Policy charges	(159,818)	(61)	(123)	(890)	(11,108)
Contract terminations:
Surrender benefits	(91,772)	—	—	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	3,630,415	302	8,269	30,561	234,735

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	53

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 1	Col VP Govt Money Mkt, Cl 2
Operations
Investment income (loss) — net	$(621)	$4,175	$65,467	$10	$293
Net realized gain (loss) on sales of investments	49,205	(65)	(38,085)	—	—
Distributions from capital gains	320,274	—	—	2	155
Net change in unrealized appreciation or depreciation of investments	433,864	23	28,573	—	1
Net increase (decrease) in net assets resulting from operations	802,722	4,133	55,955	12	449

Contract transactions
Contract purchase payments	187,190	6,830	71,749	211	93,778
Net transfers(1)	(373,435)	—	(85,242)	3,940	177,633
Transfers for policy loans	10,554	(35)	(181)	—	(392)
Policy charges	(76,329)	(2,668)	(62,214)	(913)	(19,355)
Contract terminations:
Surrender benefits	(71,247)	—	(80,279)	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(323,267)	4,127	(156,167)	3,238	251,664
Net assets at beginning of year	2,751,808	84,884	1,477,559	2,031	135,309
Net assets at end of year	$3,231,263	$93,144	$1,377,347	$5,281	$387,422

Accumulation unit activity
Units outstanding at beginning of year	944,713	88,891	1,131,453	—	131,211
Contract purchase payments	67,625	7,251	57,418	207	90,753
Net transfers(1)	(134,058)	—	(60,062)	3,874	171,921
Transfers for policy loans	571	(36)	(81)	—	(379)
Policy charges	(24,810)	(2,842)	(47,954)	(897)	(18,730)
Contract terminations:
Surrender benefits	(21,235)	—	(57,757)	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	832,806	93,264	1,023,017	3,184	374,776

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

54	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 1	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 1
Operations
Investment income (loss) — net	$(9,090)	$15	$14,470	$142,030	$4
Net realized gain (loss) on sales of investments	5	—	(690)	(11,328)	2
Distributions from capital gains	1,099	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(5)	91	2,917	23,805	788
Net increase (decrease) in net assets resulting from operations	(7,991)	106	16,697	154,507	794

Contract transactions
Contract purchase payments	258,847	380	31,450	88,998	—
Net transfers(1)	1,453,465	10,557	(7,566)	(104,293)	16,849
Transfers for policy loans	(106,609)	—	(72)	4,194	—
Policy charges	(241,493)	(111)	(12,278)	(105,167)	(226)
Contract terminations:
Surrender benefits	(539,778)	—	—	(97,087)	(83)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	824,432	10,826	11,534	(213,355)	16,540
Net assets at beginning of year	2,820,480	82	261,409	2,856,745	82
Net assets at end of year	$3,636,921	$11,014	$289,640	$2,797,897	$17,416

Accumulation unit activity
Units outstanding at beginning of year	2,793,521	—	177,701	1,154,473	—
Contract purchase payments	256,236	339	21,631	37,385	—
Net transfers(1)	1,449,662	9,081	(5,571)	(24,847)	15,201
Transfers for policy loans	(100,644)	—	(48)	3,190	—
Policy charges	(237,076)	(99)	(8,502)	(44,902)	(203)
Contract terminations:
Surrender benefits	(539,508)	—	—	(34,047)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	3,622,191	9,321	185,211	1,091,252	14,998

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	55

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 1	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3
Operations
Investment income (loss) — net	$1,339	$47,990	$26	$1,375	$150,782
Net realized gain (loss) on sales of investments	(9)	(16,424)	(1)	327	49,472
Distributions from capital gains	—	—	10	605	82,337
Net change in unrealized appreciation or depreciation of investments	701	27,542	159	3,919	500,723
Net increase (decrease) in net assets resulting from operations	2,031	59,108	194	6,226	783,314

Contract transactions
Contract purchase payments	5,990	25,807	1,598	19,043	270,341
Net transfers(1)	781	(101,816)	27,989	5,667	179,875
Transfers for policy loans	—	5,962	—	—	1,575
Policy charges	(635)	(29,250)	(593)	(2,091)	(349,271)
Contract terminations:
Surrender benefits	—	(27,110)	—	—	(384,954)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	6,136	(126,407)	28,994	22,619	(282,434)
Net assets at beginning of year	27,918	1,247,919	80	36,028	6,835,115
Net assets at end of year	$36,085	$1,180,620	$29,268	$64,873	$7,335,995

Accumulation unit activity
Units outstanding at beginning of year	19,312	625,745	—	29,624	3,986,557
Contract purchase payments	4,229	12,382	1,340	15,227	148,773
Net transfers(1)	529	(46,600)	23,311	4,275	123,971
Transfers for policy loans	—	3,216	—	—	(2,677)
Policy charges	(449)	(13,644)	(505)	(1,616)	(191,538)
Contract terminations:
Surrender benefits	—	(11,459)	—	—	(205,664)
Death benefits	—	—	—	—	—
Units outstanding at end of year	23,621	569,640	24,146	47,510	3,859,422

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

56	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 1	Col VP Lg Cap Index, Cl 3
Operations
Investment income (loss) — net	$—	$—	$(17,502)	$—	$(52,463)
Net realized gain (loss) on sales of investments	760	3,209	153,971	474	399,727
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	9,994	58,407	719,877	74,775	1,327,701
Net increase (decrease) in net assets resulting from operations	10,754	61,616	856,346	75,249	1,674,965

Contract transactions
Contract purchase payments	14,206	75,557	78,154	109,336	339,129
Net transfers(1)	70,984	5,263	(290)	180,653	(263,459)
Transfers for policy loans	—	(6,341)	2,241	—	(100,926)
Policy charges	(2,354)	(6,404)	(77,999)	(14,254)	(229,675)
Contract terminations:
Surrender benefits	(30)	—	(63,174)	—	(142,330)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	82,806	68,075	(61,068)	275,735	(397,261)
Net assets at beginning of year	91	131,436	2,611,726	10,044	10,252,664
Net assets at end of year	$93,651	$261,127	$3,407,004	$361,028	$11,530,368

Accumulation unit activity
Units outstanding at beginning of year	56	49,356	982,062	8,555	3,291,874
Contract purchase payments	10,281	25,730	28,340	89,204	111,509
Net transfers(1)	49,452	1,927	(24,344)	174,469	(106,841)
Transfers for policy loans	—	(1,879)	(1,397)	—	(32,041)
Policy charges	(1,686)	(2,184)	(28,691)	(11,702)	(73,449)
Contract terminations:
Surrender benefits	—	—	(28,137)	—	(47,063)
Death benefits	—	—	—	—	—
Units outstanding at end of year	58,103	72,950	927,833	260,526	3,143,989

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	57

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Limited Duration Cr, Cl 1	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 1	Col VP Long Govt/ Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 1
Operations
Investment income (loss) — net	$2	$10,416	$10	$156	$—
Net realized gain (loss) on sales of investments	—	3,934	2	8	203
Distributions from capital gains	—	—	6	95	—
Net change in unrealized appreciation or depreciation of investments	3	13,795	27	323	22,836
Net increase (decrease) in net assets resulting from operations	5	28,145	45	582	23,039

Contract transactions
Contract purchase payments	—	8,434	691	4,483	416
Net transfers(1)	—	56,654	280	2,520	59,420
Transfers for policy loans	—	(31)	—	—	—
Policy charges	—	(8,896)	(44)	(287)	(1,217)
Contract terminations:
Surrender benefits	—	(27,986)	—	(115)	(22)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	—	28,175	927	6,601	58,597
Net assets at beginning of year	79	560,459	143	2,330	43
Net assets at end of year	$84	$616,779	$1,115	$9,513	$81,679

Accumulation unit activity
Units outstanding at beginning of year	—	543,230	48	1,652	17
Contract purchase payments	—	7,788	510	2,885	327
Net transfers(1)	—	53,626	215	1,675	52,435
Transfers for policy loans	—	(35)	—	—	—
Policy charges	—	(8,431)	(33)	(190)	(929)
Contract terminations:
Surrender benefits	—	(27,488)	—	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	—	568,690	740	6,022	51,850

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

58	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 1	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3
Operations
Investment income (loss) — net	$—	$(5,135)	$1	$1,491	$34,172
Net realized gain (loss) on sales of investments	2,321	95,240	—	(1,048)	54,057
Distributions from capital gains	—	—	1	1,251	56,892
Net change in unrealized appreciation or depreciation of investments	21,139	199,481	6	10,455	199,079
Net increase (decrease) in net assets resulting from operations	23,460	289,586	8	12,149	344,200

Contract transactions
Contract purchase payments	8,909	29,269	—	19,562	277,020
Net transfers(1)	(4,504)	2,443	—	4,416	(206,618)
Transfers for policy loans	616	(3,088)	—	1,225	24,947
Policy charges	(2,723)	(22,354)	—	(4,688)	(255,463)
Contract terminations:
Surrender benefits	(2,648)	(87,523)	—	—	(213,572)
Death benefits	—	—	—	—	(5,367)
Increase (decrease) from contract transactions	(350)	(81,253)	—	20,515	(379,053)
Net assets at beginning of year	66,690	913,256	83	98,956	5,266,430
Net assets at end of year	$89,800	$1,121,589	$91	$131,620	$5,231,577

Accumulation unit activity
Units outstanding at beginning of year	28,391	246,091	—	65,644	4,209,208
Contract purchase payments	3,510	6,508	—	14,522	245,548
Net transfers(1)	(1,867)	15,018	—	2,655	(166,322)
Transfers for policy loans	267	(569)	—	821	21,052
Policy charges	(1,095)	(5,347)	—	(3,411)	(230,564)
Contract terminations:
Surrender benefits	(905)	(17,958)	—	—	(194,891)
Death benefits	—	—	—	—	(4,598)
Units outstanding at end of year	28,301	243,743	—	80,231	3,879,433

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	59

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Select Lg Cap Val, Cl 1	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 1	Col VP Select Mid Cap Val, Cl 2
Operations
Investment income (loss) — net	$—	$—	$(3,750)	$—	$—
Net realized gain (loss) on sales of investments	(1)	41	11,059	(86)	457
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	696	4,702	28,523	469	7,830
Net increase (decrease) in net assets resulting from operations	695	4,743	35,832	383	8,287

Contract transactions
Contract purchase payments	653	11,836	11,602	1,439	16,440
Net transfers(1)	3,729	(571)	(22,602)	1,207	60
Transfers for policy loans	—	2,099	5,207	—	1,207
Policy charges	(481)	(3,208)	(10,782)	(778)	(3,438)
Contract terminations:
Surrender benefits	—	—	(3,848)	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	3,901	10,156	(20,423)	1,868	14,269
Net assets at beginning of year	42	65,885	694,188	2,296	61,366
Net assets at end of year	$4,638	$80,784	$709,597	$4,547	$83,922

Accumulation unit activity
Units outstanding at beginning of year	18	27,885	270,464	2,023	27,840
Contract purchase payments	612	5,562	4,419	1,449	8,602
Net transfers(1)	3,673	(843)	(7,272)	1,072	263
Transfers for policy loans	—	943	1,965	—	597
Policy charges	(468)	(1,535)	(4,117)	(799)	(1,803)
Contract terminations:
Surrender benefits	—	—	(1,217)	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	3,835	32,012	264,242	3,745	35,499

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

60	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 1	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 1
Operations
Investment income (loss) — net	$(2,803)	$—	$—	$(5,855)	$1,769
Net realized gain (loss) on sales of investments	17,171	15	1,338	18,282	58
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	26,611	1,267	9,204	56,649	6,645
Net increase (decrease) in net assets resulting from operations	40,979	1,282	10,542	69,076	8,472

Contract transactions
Contract purchase payments	25,098	2,200	19,906	36,575	289
Net transfers(1)	(42,203)	3,656	(11,842)	(115,437)	57,471
Transfers for policy loans	3,574	—	(221)	45,371	—
Policy charges	(18,494)	(636)	(3,614)	(30,147)	(908)
Contract terminations:
Surrender benefits	(6,754)	(20)	—	(25,666)	(75)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(38,779)	5,200	4,229	(89,304)	56,777
Net assets at beginning of year	724,261	20	66,843	1,202,374	80
Net assets at end of year	$726,461	$6,502	$81,614	$1,182,146	$65,329

Accumulation unit activity
Units outstanding at beginning of year	244,021	—	32,742	359,376	—
Contract purchase payments	10,131	2,366	11,383	11,708	260
Net transfers(1)	(15,038)	4,234	(5,341)	(35,656)	57,792
Transfers for policy loans	1,180	—	(28)	12,452	—
Policy charges	(7,550)	(708)	(2,053)	(10,058)	(850)
Contract terminations:
Surrender benefits	(3,488)	—	—	(9,659)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	229,256	5,892	36,703	328,163	57,202

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	61

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Strategic Inc, Cl 2	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return
Operations
Investment income (loss) — net	$4,589	$51	$127	$25,476	$14,000
Net realized gain (loss) on sales of investments	(531)	(1)	22	7,811	(52,650)
Distributions from capital gains	—	7	19	4,886	—
Net change in unrealized appreciation or depreciation of investments	5,030	(13)	66	20,444	29,701
Net increase (decrease) in net assets resulting from operations	9,088	44	234	58,617	(8,949)

Contract transactions
Contract purchase payments	47,070	—	519	64,905	21,323
Net transfers(1)	75,456	1,922	(134)	35,407	(20,048)
Transfers for policy loans	—	—	—	1,507	3,948
Policy charges	(78,534)	(129)	(122)	(83,766)	(7,314)
Contract terminations:
Surrender benefits	—	—	—	(54,350)	(10,598)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	43,992	1,793	263	(36,297)	(12,689)
Net assets at beginning of year	100,700	79	5,142	1,412,950	317,408
Net assets at end of year	$153,780	$1,916	$5,639	$1,435,270	$295,770

Accumulation unit activity
Units outstanding at beginning of year	77,330	—	4,294	1,066,180	553,050
Contract purchase payments	36,366	—	422	47,859	41,556
Net transfers(1)	57,730	1,767	(126)	24,211	(63,755)
Transfers for policy loans	—	—	—	922	10,706
Policy charges	(60,670)	(117)	(99)	(60,748)	(13,960)
Contract terminations:
Surrender benefits	—	—	—	(38,878)	(17,477)
Death benefits	—	—	—	—	—
Units outstanding at end of year	110,756	1,650	4,491	1,039,546	510,120

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

62	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	CTIVP AC Div Bond, Cl 1	CTIVP AC Div Bond, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3
Operations
Investment income (loss) — net	$5	$43	$49	$90	$49
Net realized gain (loss) on sales of investments	3	88	—	120	(17,329)
Distributions from capital gains	—	—	130	362	12,558
Net change in unrealized appreciation or depreciation of investments	69	30	458	1,169	61,725
Net increase (decrease) in net assets resulting from operations	77	161	637	1,741	57,003

Contract transactions
Contract purchase payments	1,261	504	734	4,498	26,040
Net transfers(1)	1,456	(1,947)	—	(6,534)	(52,545)
Transfers for policy loans	—	—	—	—	(2,429)
Policy charges	(269)	(49)	(358)	(1,053)	(28,353)
Contract terminations:
Surrender benefits	—	—	—	—	(9,644)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	2,448	(1,492)	376	(3,089)	(66,931)
Net assets at beginning of year	118	2,007	6,625	22,397	692,381
Net assets at end of year	$2,643	$676	$7,638	$21,049	$682,453

Accumulation unit activity
Units outstanding at beginning of year	35	1,595	6,254	18,409	469,804
Contract purchase payments	1,108	408	663	3,541	16,946
Net transfers(1)	1,286	(1,517)	—	(5,245)	(31,892)
Transfers for policy loans	—	—	—	—	(1,450)
Policy charges	(235)	(41)	(325)	(827)	(18,132)
Contract terminations:
Surrender benefits	—	—	—	—	(6,219)
Death benefits	—	—	—	—	—
Units outstanding at end of year	2,194	445	6,592	15,878	429,057

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	63

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	CTIVP CenterSquare Real Est, Cl 1	CTIVP CenterSquare Real Est, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 1	CTIVP Lazard Intl Eq Adv, Cl 2	CTIVP Loomis Sayles Gro, Cl 1
Operations
Investment income (loss) — net	$32	$5,609	$—	$91	$—
Net realized gain (loss) on sales of investments	(7)	(1,123)	5	(447)	—
Distributions from capital gains	77	14,425	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,143	(25,950)	4,053	4,626	78
Net increase (decrease) in net assets resulting from operations	1,245	(7,039)	4,058	4,270	78

Contract transactions
Contract purchase payments	1,361	17,684	965	12,899	96
Net transfers(1)	14,954	625	29,952	(16,432)	1,949
Transfers for policy loans	—	756	—	—	—
Policy charges	(309)	(5,640)	(130)	(898)	(75)
Contract terminations:
Surrender benefits	(79)	(28)	(78)	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	15,927	13,397	30,709	(4,431)	1,970
Net assets at beginning of year	210	139,331	215	71,307	23
Net assets at end of year	$17,382	$145,689	$34,982	$71,146	$2,071

Accumulation unit activity
Units outstanding at beginning of year	113	86,487	126	57,432	—
Contract purchase payments	1,387	12,608	967	11,577	62
Net transfers(1)	15,236	(280)	30,374	(13,199)	1,304
Transfers for policy loans	—	580	—	—	—
Policy charges	(317)	(4,016)	(134)	(803)	(49)
Contract terminations:
Surrender benefits	—	—	—	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	16,419	95,379	31,333	55,007	1,317

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

64	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	CTIVP Loomis Sayles Gro, Cl 2	CTIVP LA Capital Lg Cap Gro, Cl 1	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Val, Cl 1	CTIVP MFS Val, Cl 2
Operations
Investment income (loss) — net	$—	$—	$—	$—	$—
Net realized gain (loss) on sales of investments	1,653	—	2,666	7	9,995
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	13,647	150	3,225	1,345	(4,011)
Net increase (decrease) in net assets resulting from operations	15,300	150	5,891	1,352	5,984

Contract transactions
Contract purchase payments	8,303	228	8,473	3,827	18,058
Net transfers(1)	—	1,947	—	2,251	(44,405)
Transfers for policy loans	(3,018)	—	—	—	(1,542)
Policy charges	(3,447)	(75)	(2,247)	(1,785)	(2,331)
Contract terminations:
Surrender benefits	—	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	1,838	2,100	6,226	4,293	(30,220)
Net assets at beginning of year	47,459	24	13,741	23,774	177,422
Net assets at end of year	$64,597	$2,274	$25,858	$29,419	$153,186

Accumulation unit activity
Units outstanding at beginning of year	16,889	—	5,293	20,505	78,120
Contract purchase payments	2,738	144	2,772	3,528	8,857
Net transfers(1)	—	1,280	—	2,140	(19,882)
Transfers for policy loans	(1,035)	—	—	—	(688)
Policy charges	(1,124)	(48)	(788)	(1,674)	(1,135)
Contract terminations:
Surrender benefits	—	—	—	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	17,468	1,376	7,277	24,499	65,272

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	65

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	CTIVP MS Adv, Cl 1	CTIVP MS Adv, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 1	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 1
Operations
Investment income (loss) — net	$—	$—	$—	$—	$1,059
Net realized gain (loss) on sales of investments	16	1,082	8	—	12
Distributions from capital gains	—	—	—	—	749
Net change in unrealized appreciation or depreciation of investments	421	16,685	1,764	3,868	965
Net increase (decrease) in net assets resulting from operations	437	17,767	1,772	3,868	2,785

Contract transactions
Contract purchase payments	1,488	10,322	10,605	20,457	571
Net transfers(1)	6,516	16,642	2,025	6,634	45,938
Transfers for policy loans	—	(3,161)	—	—	—
Policy charges	(81)	(1,073)	(382)	(423)	(954)
Contract terminations:
Surrender benefits	—	—	(22)	—	(84)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	7,923	22,730	12,226	26,668	45,471
Net assets at beginning of year	144	18,755	23	26,069	207
Net assets at end of year	$8,504	$59,252	$14,021	$56,605	$48,463

Accumulation unit activity
Units outstanding at beginning of year	109	7,206	—	13,728	118
Contract purchase payments	795	2,847	10,494	11,067	502
Net transfers(1)	3,462	4,351	1,824	4,565	41,635
Transfers for policy loans	—	(1,110)	—	—	—
Policy charges	(46)	(322)	(372)	(258)	(834)
Contract terminations:
Surrender benefits	—	—	—	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	4,320	12,972	11,946	29,102	41,421

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

66	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 1
Operations
Investment income (loss) — net	$459	$—	$—	$(4,301)	$12
Net realized gain (loss) on sales of investments	17	(101)	769	20,556	—
Distributions from capital gains	360	—	—	—	1
Net change in unrealized appreciation or depreciation of investments	639	2,265	34,075	51,371	(2)
Net increase (decrease) in net assets resulting from operations	1,475	2,164	34,844	67,626	11

Contract transactions
Contract purchase payments	2,523	6,055	54,600	28,868	476
Net transfers(1)	12,657	329	6,348	69,794	—
Transfers for policy loans	—	—	(1,590)	1,017	—
Policy charges	(714)	(1,794)	(5,140)	(13,830)	(130)
Contract terminations:
Surrender benefits	—	—	—	(52,300)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	14,466	4,590	54,218	33,549	346
Net assets at beginning of year	7,203	16,202	253,537	817,365	204
Net assets at end of year	$23,144	$22,956	$342,599	$918,540	$561

Accumulation unit activity
Units outstanding at beginning of year	6,166	14,342	103,351	260,496	123
Contract purchase payments	2,059	5,859	25,909	8,694	450
Net transfers(1)	10,584	387	3,271	19,131	—
Transfers for policy loans	—	—	(631)	514	—
Policy charges	(577)	(1,781)	(2,351)	(4,789)	(123)
Contract terminations:
Surrender benefits	—	—	—	(17,148)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	18,232	18,807	129,549	266,898	450

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	67

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	CTIVP WF Short Duration Govt, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 1	CTIVP Westfield Mid Cap Gro, Cl 2	DWS Alt Asset Alloc VIP, Cl A	DWS Alt Asset Alloc VIP, Cl B
Operations
Investment income (loss) — net	$157	$—	$—	$2	$4,518
Net realized gain (loss) on sales of investments	1	—	3,264	—	(431)
Distributions from capital gains	19	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	30	304	8,218	38	8,004
Net increase (decrease) in net assets resulting from operations	207	304	11,482	40	12,091

Contract transactions
Contract purchase payments	278	1,243	10,162	346	22,303
Net transfers(1)	3,835	1,049	14,334	102	1,611
Transfers for policy loans	—	—	—	—	(39)
Policy charges	(79)	(434)	(341)	(65)	(9,272)
Contract terminations:
Surrender benefits	—	—	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	4,034	1,858	24,155	383	14,603
Net assets at beginning of year	5,578	163	24,933	80	206,625
Net assets at end of year	$9,819	$2,325	$60,570	$503	$233,319

Accumulation unit activity
Units outstanding at beginning of year	5,279	115	10,631	—	185,743
Contract purchase payments	257	964	3,990	330	20,513
Net transfers(1)	3,525	755	5,830	101	1,646
Transfers for policy loans	—	—	—	—	(32)
Policy charges	(73)	(343)	(145)	(62)	(8,690)
Contract terminations:
Surrender benefits	—	—	—	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	8,988	1,491	20,306	369	199,180

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

68	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2
Operations
Investment income (loss) — net	$35,679	$120	$(24,231)	$50,308	$24,144
Net realized gain (loss) on sales of investments	(28,802)	4	204,548	54,423	(6,343)
Distributions from capital gains	—	146	26,985	185,613	83,332
Net change in unrealized appreciation or depreciation of investments	(9,860)	10,566	1,173,656	(38,229)	19,880
Net increase (decrease) in net assets resulting from operations	(2,983)	10,836	1,380,958	252,115	121,013

Contract transactions
Contract purchase payments	29,587	20,924	171,099	133,495	53,618
Net transfers(1)	(150,426)	44,053	(304,593)	(85,096)	(72,482)
Transfers for policy loans	(4,162)	—	(20,514)	43,462	4,054
Policy charges	(23,415)	(2,948)	(109,062)	(159,698)	(44,024)
Contract terminations:
Surrender benefits	(64,421)	—	(181,824)	(117,273)	(30,792)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(212,837)	62,029	(444,894)	(185,110)	(89,626)
Net assets at beginning of year	1,492,086	22,341	4,799,891	4,004,480	1,748,783
Net assets at end of year	$1,276,266	$95,206	$5,735,955	$4,071,485	$1,780,170

Accumulation unit activity
Units outstanding at beginning of year	1,031,952	19,142	1,818,512	1,207,242	967,191
Contract purchase payments	21,387	14,903	58,838	45,878	32,477
Net transfers(1)	(93,870)	30,707	(137,063)	(26,481)	(35,811)
Transfers for policy loans	(2,297)	—	(7,448)	17,193	2,498
Policy charges	(15,279)	(2,275)	(36,505)	(57,086)	(26,776)
Contract terminations:
Surrender benefits	(46,846)	—	(54,453)	(40,150)	(15,849)
Death benefits	—	—	—	—	—
Units outstanding at end of year	895,047	62,477	1,641,881	1,146,596	923,730

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	69

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Fid VIP Mid Cap, Init Cl	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2
Operations
Investment income (loss) — net	$231	$(6,526)	$128	$(4,440)	$(2,140)
Net realized gain (loss) on sales of investments	22	(1,518)	(55,209)	20,880	28,082
Distributions from capital gains	—	—	—	5,946	4,187
Net change in unrealized appreciation or depreciation of investments	9,002	853,233	800,050	175,013	97,034
Net increase (decrease) in net assets resulting from operations	9,255	845,189	744,969	197,399	127,163

Contract transactions
Contract purchase payments	17,996	154,804	218,973	56,021	39,923
Net transfers(1)	46,351	(133,601)	(397,790)	56,194	(136,483)
Transfers for policy loans	—	9,395	(16,351)	(13,287)	3,320
Policy charges	(1,350)	(193,856)	(106,019)	(45,710)	(19,260)
Contract terminations:
Surrender benefits	(146)	(156,418)	(71,855)	(29,999)	(47,503)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	62,851	(319,676)	(373,042)	23,219	(160,003)
Net assets at beginning of year	425	5,349,623	4,711,458	1,370,717	1,009,867
Net assets at end of year	$72,531	$5,875,136	$5,083,385	$1,591,335	$977,027

Accumulation unit activity
Units outstanding at beginning of year	273	1,282,931	2,874,081	661,933	713,896
Contract purchase payments	16,644	40,765	137,986	27,932	29,241
Net transfers(1)	41,899	(29,688)	(221,420)	17,357	(99,954)
Transfers for policy loans	—	1,753	(12,022)	(6,774)	2,209
Policy charges	(1,329)	(49,745)	(71,195)	(23,682)	(14,133)
Contract terminations:
Surrender benefits	—	(40,880)	(43,142)	(13,641)	(30,957)
Death benefits	—	—	—	—	—
Units outstanding at end of year	57,487	1,205,136	2,664,288	663,125	600,302

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

70	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Fid VIP Strategic Inc, Init Cl	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 1	Frank Inc, Cl 2
Operations
Investment income (loss) — net	$437	$937	$53,837	$5	$15,225
Net realized gain (loss) on sales of investments	9	93	(27,589)	—	(5,912)
Distributions from capital gains	117	294	207,596	—	242
Net change in unrealized appreciation or depreciation of investments	(405)	986	(393,457)	(5)	(3,882)
Net increase (decrease) in net assets resulting from operations	158	2,310	(159,613)	—	5,673

Contract transactions
Contract purchase payments	133	7,499	101,797	—	12,256
Net transfers(1)	14,025	(3,561)	(93,533)	—	55,253
Transfers for policy loans	—	(1,892)	4,378	—	630
Policy charges	(469)	(1,695)	(79,012)	—	(7,194)
Contract terminations:
Surrender benefits	—	—	(56,516)	—	(3,231)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	13,689	351	(122,886)	—	57,714
Net assets at beginning of year	80	29,261	2,409,810	81	245,327
Net assets at end of year	$13,927	$31,922	$2,127,311	$81	$308,714

Accumulation unit activity
Units outstanding at beginning of year	—	22,820	947,176	—	204,973
Contract purchase payments	117	5,936	46,810	—	10,735
Net transfers(1)	12,407	(2,773)	(41,155)	—	45,312
Transfers for policy loans	—	(1,425)	4,127	—	572
Policy charges	(428)	(1,325)	(36,517)	—	(6,616)
Contract terminations:
Surrender benefits	—	—	(22,101)	—	(2,719)
Death benefits	—	—	—	—	—
Units outstanding at end of year	12,096	23,233	898,340	—	252,257

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	71

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Frank Mutual Shares, Cl 1	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 1	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst
Operations
Investment income (loss) — net	$317	$34,521	$44	$19,765	$3,270
Net realized gain (loss) on sales of investments	(2)	(50,549)	(19)	(93,595)	(43,649)
Distributions from capital gains	397	57,386	156	128,895	82,227
Net change in unrealized appreciation or depreciation of investments	235	(150,666)	560	30,055	335,463
Net increase (decrease) in net assets resulting from operations	947	(109,308)	741	85,120	377,311

Contract transactions
Contract purchase payments	11,206	81,494	2,214	109,844	178,711
Net transfers(1)	25	(84,406)	14,438	(71,895)	(415,187)
Transfers for policy loans	—	(249)	—	(17,370)	(24,741)
Policy charges	(680)	(31,659)	(725)	(63,016)	(155,680)
Contract terminations:
Surrender benefits	—	(44,439)	(82)	(27,131)	(158,342)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	10,551	(79,259)	15,845	(69,568)	(575,239)
Net assets at beginning of year	11,471	1,795,702	2,593	2,440,789	6,001,686
Net assets at end of year	$22,969	$1,607,135	$19,179	$2,456,341	$5,803,758

Accumulation unit activity
Units outstanding at beginning of year	10,318	733,291	2,285	699,602	1,720,797
Contract purchase payments	12,102	41,874	2,312	42,246	57,280
Net transfers(1)	29	(33,940)	12,729	(22,723)	(115,169)
Transfers for policy loans	—	(3,280)	—	(5,500)	(12,676)
Policy charges	(736)	(15,339)	(757)	(22,552)	(47,613)
Contract terminations:
Surrender benefits	—	(18,018)	—	(8,426)	(38,887)
Death benefits	—	—	—	—	—
Units outstanding at end of year	21,713	704,588	16,569	682,647	1,563,732

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

72	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Inv Opp VI Dis Mid Cap Gro, Ser I(2)	Invesco Opp VI Global, Ser I
Operations
Investment income (loss) — net	$500	$(1,885)	$7,810	$(2,645)	$126
Net realized gain (loss) on sales of investments	(312)	(6,969)	32,933	6,669	(5)
Distributions from capital gains	—	6,061	105,973	58,877	656
Net change in unrealized appreciation or depreciation of investments	2,080	38,650	250,434	253,761	2,694
Net increase (decrease) in net assets resulting from operations	2,268	35,857	397,150	316,662	3,471

Contract transactions
Contract purchase payments	2,525	14,529	69,308	17,506	2,194
Net transfers(1)	(3,814)	(4,246)	(74,737)	640,928	17,462
Transfers for policy loans	(30)	5,428	(60,975)	5,826	—
Policy charges	(423)	(14,164)	(66,963)	(14,325)	(287)
Contract terminations:
Surrender benefits	(1)	(24,723)	(55,730)	(5,546)	(237)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(1,743)	(23,176)	(189,097)	644,389	19,132
Net assets at beginning of year	39,974	502,476	2,508,794	—	2,467
Net assets at end of year	$40,499	$515,157	$2,716,847	$961,051	$25,070

Accumulation unit activity
Units outstanding at beginning of year	41,627	126,609	741,017	—	1,964
Contract purchase payments	2,642	4,208	20,039	13,742	1,619
Net transfers(1)	(4,163)	(493)	(22,267)	633,667	13,672
Transfers for policy loans	(32)	1,425	(14,207)	4,473	—
Policy charges	(447)	(4,088)	(20,532)	(11,473)	(236)
Contract terminations:
Surrender benefits	(1)	(6,371)	(18,671)	(4,109)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	39,626	121,290	685,379	636,300	17,019

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period April 24, 2020 (commencement of operations) to December 31, 2020.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	73

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Invesco Opp VI Global, Ser II	Inves Opp VI Gbl Strat Inc, Ser I	Inves Opp VI Gbl Strat Inc, Ser II	Inves Opp VI Mn St Sm Cap, Ser I	Inves Opp VI Mn St Sm Cap, Ser II
Operations
Investment income (loss) — net	$(1,655)	$93	$89,172	$266	$(636)
Net realized gain (loss) on sales of investments	20,855	(1)	(31,039)	(3)	(5,550)
Distributions from capital gains	72,136	—	—	602	18,102
Net change in unrealized appreciation or depreciation of investments	407,177	6	(29,100)	8,502	247,236
Net increase (decrease) in net assets resulting from operations	498,513	98	29,033	9,367	259,152

Contract transactions
Contract purchase payments	98,161	336	63,303	13,761	84,479
Net transfers(1)	49,443	1,393	(168,271)	21,012	(27,000)
Transfers for policy loans	912	—	1,600	—	4,255
Policy charges	(27,978)	(227)	(62,881)	(899)	(27,827)
Contract terminations:
Surrender benefits	(43,227)	—	(57,294)	—	(12,078)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	77,311	1,502	(223,543)	33,874	21,829
Net assets at beginning of year	1,762,590	79	2,029,702	11,144	1,285,465
Net assets at end of year	$2,338,414	$1,679	$1,835,192	$54,385	$1,566,446

Accumulation unit activity
Units outstanding at beginning of year	691,476	—	1,284,574	10,357	518,534
Contract purchase payments	43,341	324	41,493	12,803	36,116
Net transfers(1)	25,971	1,351	(103,276)	19,892	(21,393)
Transfers for policy loans	1,634	—	1,862	—	3,078
Policy charges	(11,494)	(219)	(40,926)	(907)	(11,585)
Contract terminations:
Surrender benefits	(16,723)	—	(33,936)	—	(3,742)
Death benefits	—	—	—	—	—
Units outstanding at end of year	734,205	1,456	1,149,791	42,145	521,008

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

74	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser I	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II
Operations
Investment income (loss) — net	$(3,780)	$(4,241)	$112	$18,452	$3,717
Net realized gain (loss) on sales of investments	36,584	26,514	(2)	148	(7,653)
Distributions from capital gains	47,880	59,822	72	13,189	7,067
Net change in unrealized appreciation or depreciation of investments	149,783	202,636	165	(6,513)	(440)
Net increase (decrease) in net assets resulting from operations	230,467	284,731	347	25,276	2,691

Contract transactions
Contract purchase payments	12,670	27,761	83	10,329	8,509
Net transfers(1)	(35,735)	(81,438)	11,803	5,011	(22,226)
Transfers for policy loans	4,829	2,250	—	2,941	(325)
Policy charges	(23,664)	(18,607)	(102)	(1,777)	(4,187)
Contract terminations:
Surrender benefits	(28,234)	(1,714)	—	—	(427)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(70,134)	(71,748)	11,784	16,504	(18,656)
Net assets at beginning of year	576,659	712,576	81	238,579	313,118
Net assets at end of year	$736,992	$925,559	$12,212	$280,359	$297,153

Accumulation unit activity
Units outstanding at beginning of year	227,067	317,642	—	191,924	136,967
Contract purchase payments	4,475	11,228	72	8,214	4,077
Net transfers(1)	(9,263)	(30,213)	10,208	5,920	(10,312)
Transfers for policy loans	2,261	1,002	—	2,600	65
Policy charges	(8,409)	(7,543)	(89)	(1,419)	(2,156)
Contract terminations:
Surrender benefits	(11,122)	(1,003)	—	—	(111)
Death benefits	—	—	—	—	—
Units outstanding at end of year	205,009	291,113	10,191	207,239	128,530

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	75

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy, Cl II
Operations
Investment income (loss) — net	$45,811	$24,074	$17,945	$(6,027)	$1,663
Net realized gain (loss) on sales of investments	79,425	2,780	20,720	65,828	(4,538)
Distributions from capital gains	2,132,428	24,570	26,455	86,097	1,833
Net change in unrealized appreciation or depreciation of investments	(1,095,455)	(62,257)	75,417	226,300	10,662
Net increase (decrease) in net assets resulting from operations	1,162,209	(10,833)	140,537	372,198	9,620

Contract transactions
Contract purchase payments	378,768	22,337	44,102	21,686	8,208
Net transfers(1)	(151,129)	(22,969)	(115,416)	90,995	(34,834)
Transfers for policy loans	(25,432)	(226)	5,156	(12)	—
Policy charges	(437,781)	(17,298)	(25,973)	(22,661)	(789)
Contract terminations:
Surrender benefits	(244,833)	(44,220)	(40,963)	(12,608)	(428)
Death benefits	(5,833)	—	—	—	—
Increase (decrease) from contract transactions	(486,240)	(62,376)	(133,094)	77,400	(27,843)
Net assets at beginning of year	9,470,058	1,104,299	1,232,378	734,898	141,742
Net assets at end of year	$10,146,027	$1,031,090	$1,239,821	$1,184,496	$123,519

Accumulation unit activity
Units outstanding at beginning of year	2,557,895	496,399	617,471	172,445	123,005
Contract purchase payments	104,068	11,193	21,784	4,189	7,286
Net transfers(1)	(41,973)	11,740	(60,274)	18,407	(35,097)
Transfers for policy loans	(7,368)	840	5,027	151	—
Policy charges	(120,683)	(8,860)	(14,854)	(4,491)	(666)
Contract terminations:
Surrender benefits	(63,819)	(21,123)	(19,535)	(2,251)	(382)
Death benefits	(1,402)	—	—	—	—
Units outstanding at end of year	2,426,718	490,189	549,619	188,450	94,146

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

76	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Janus Henderson VIT Bal, Inst	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Inst	Janus Henderson VIT Flex Bd, Serv
Operations
Investment income (loss) — net	$2,888	$603	$(4,054)	$21	$78
Net realized gain (loss) on sales of investments	(114)	19	22,616	6	7
Distributions from capital gains	68	578	55,180	—	—
Net change in unrealized appreciation or depreciation of investments	11,397	5,528	59,916	22	138
Net increase (decrease) in net assets resulting from operations	14,239	6,728	133,658	49	223

Contract transactions
Contract purchase payments	1,969	10,785	14,041	691	3,820
Net transfers(1)	376,736	15,026	(1,762)	356	756
Transfers for policy loans	—	—	2,153	—	—
Policy charges	(1,180)	(855)	(17,836)	(43)	(149)
Contract terminations:
Surrender benefits	(186)	—	(47,593)	—	(98)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	377,339	24,956	(50,997)	1,004	4,329
Net assets at beginning of year	549	14,321	752,222	165	1,312
Net assets at end of year	$392,127	$46,005	$834,883	$1,218	$5,864

Accumulation unit activity
Units outstanding at beginning of year	329	11,747	161,407	78	1,018
Contract purchase payments	1,655	9,199	3,005	582	2,946
Net transfers(1)	298,532	12,865	(202)	322	579
Transfers for policy loans	—	—	394	—	—
Policy charges	(969)	(718)	(4,560)	(37)	(115)
Contract terminations:
Surrender benefits	—	—	(15,037)	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	299,547	33,093	145,007	945	4,428

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	77

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Inst	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Inv
Operations
Investment income (loss) — net	$(11,877)	$9,917	$1	$(2,191)	$1
Net realized gain (loss) on sales of investments	158,520	(31,529)	5	15,875	—
Distributions from capital gains	196,493	—	16	43,140	1
Net change in unrealized appreciation or depreciation of investments	584,951	258,464	38	91,204	(1)
Net increase (decrease) in net assets resulting from operations	928,087	236,852	60	148,028	1

Contract transactions
Contract purchase payments	52,878	97,074	—	27,018	—
Net transfers(1)	(18,727)	(126,778)	50	(16,362)	—
Transfers for policy loans	(32,597)	(3,314)	—	(6,671)	—
Policy charges	(42,566)	(61,241)	(7)	(13,245)	—
Contract terminations:
Surrender benefits	(49,787)	(58,257)	—	(8,210)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(90,799)	(152,516)	43	(17,470)	—
Net assets at beginning of year	1,932,966	1,770,604	178	481,346	82
Net assets at end of year	$2,770,254	$1,854,940	$281	$611,904	$83

Accumulation unit activity
Units outstanding at beginning of year	486,112	936,754	—	157,468	—
Contract purchase payments	9,199	54,118	—	8,285	—
Net transfers(1)	(27,131)	(66,738)	33	(6,589)	—
Transfers for policy loans	(5,455)	(7,392)	—	(1,479)	—
Policy charges	(8,936)	(36,220)	(5)	(4,189)	—
Contract terminations:
Surrender benefits	(7,340)	(31,543)	—	(1,939)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	446,449	848,979	28	151,557	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

78	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Init Cl	MFS Utilities, Serv Cl
Operations
Investment income (loss) — net	$(53)	$(9,543)	$(11,197)	$180	$17,041
Net realized gain (loss) on sales of investments	(1,131)	64,148	33,570	(5)	23,606
Distributions from capital gains	476	245,777	216,963	187	26,798
Net change in unrealized appreciation or depreciation of investments	(1,576)	215,835	628,972	256	(27,236)
Net increase (decrease) in net assets resulting from operations	(2,284)	516,217	868,308	618	40,209

Contract transactions
Contract purchase payments	560	60,905	61,547	959	65,967
Net transfers(1)	(12,364)	(26,664)	63,936	11,562	(93,747)
Transfers for policy loans	(117)	(10,977)	46,069	—	(157)
Policy charges	(714)	(66,793)	(55,394)	(551)	(49,507)
Contract terminations:
Surrender benefits	(12,976)	(49,054)	(48,877)	—	(54,412)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(25,611)	(92,583)	67,281	11,970	(131,856)
Net assets at beginning of year	68,052	2,492,995	1,887,864	6,790	1,175,143
Net assets at end of year	$40,157	$2,916,629	$2,823,453	$19,378	$1,083,496

Accumulation unit activity
Units outstanding at beginning of year	51,600	1,371,066	488,596	5,915	354,932
Contract purchase payments	369	33,384	11,871	872	26,326
Net transfers(1)	(10,644)	(16,716)	11,164	9,656	(9,146)
Transfers for policy loans	(89)	(5,145)	6,784	—	(364)
Policy charges	(593)	(36,451)	(13,458)	(503)	(18,347)
Contract terminations:
Surrender benefits	(10,410)	(27,415)	(11,503)	—	(13,225)
Death benefits	—	—	—	—	—
Units outstanding at end of year	30,233	1,318,723	493,454	15,940	340,176

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	79

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	MS VIF Dis, Cl I	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT Sus Eq, Cl I	NB AMT Sus Eq, Cl S
Operations
Investment income (loss) — net	$—	$(8,676)	$11,750	$1	$18
Net realized gain (loss) on sales of investments	27	70,285	(5,856)	—	717
Distributions from capital gains	15	144,845	6,397	5	196
Net change in unrealized appreciation or depreciation of investments	215	1,012,771	(70,342)	34	329
Net increase (decrease) in net assets resulting from operations	257	1,219,225	(58,051)	40	1,260

Contract transactions
Contract purchase payments	1,363	43,736	11,971	—	3,803
Net transfers(1)	6,192	428,797	(2,909)	864	—
Transfers for policy loans	—	(6,725)	3,402	—	1,396
Policy charges	(61)	(30,308)	(9,905)	(13)	(656)
Contract terminations:
Surrender benefits	—	(31,032)	(1,344)	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	7,494	404,468	1,215	851	4,543
Net assets at beginning of year	85	669,360	391,877	113	4,775
Net assets at end of year	$7,836	$2,293,053	$335,041	$1,004	$10,578

Accumulation unit activity
Units outstanding at beginning of year	—	204,275	235,495	—	2,089
Contract purchase payments	523	8,977	8,743	—	1,539
Net transfers(1)	2,162	65,329	(10,568)	655	—
Transfers for policy loans	—	(1,778)	5,596	—	544
Policy charges	(26)	(6,154)	(8,026)	(10)	(294)
Contract terminations:
Surrender benefits	—	(4,894)	(817)	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	2,659	265,755	230,423	645	3,878

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

80	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset, Inst Cl	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl
Operations
Investment income (loss) — net	$106	$42,036	$4	$374	$4,094
Net realized gain (loss) on sales of investments	(287)	(10,018)	—	1	6,503
Distributions from capital gains	1,185	—	—	96	3,425
Net change in unrealized appreciation or depreciation of investments	455	38,407	2	375	12,471
Net increase (decrease) in net assets resulting from operations	1,459	70,425	6	846	26,493

Contract transactions
Contract purchase payments	2,511	56,032	—	552	2,352
Net transfers(1)	9,261	(21,929)	—	—	29,388
Transfers for policy loans	—	(1,060)	—	—	(296)
Policy charges	(786)	(25,535)	—	(100)	(7,307)
Contract terminations:
Surrender benefits	(4,412)	(37,621)	—	(103)	(10,303)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	6,574	(30,113)	—	349	13,834
Net assets at beginning of year	10,810	1,083,185	80	4,409	256,493
Net assets at end of year	$18,843	$1,123,497	$86	$5,604	$296,820

Accumulation unit activity
Units outstanding at beginning of year	9,792	666,593	—	3,410	221,396
Contract purchase payments	2,561	37,664	—	471	1,945
Net transfers(1)	9,227	(14,494)	—	—	29,048
Transfers for policy loans	—	434	—	—	(255)
Policy charges	(773)	(16,721)	—	(85)	(6,129)
Contract terminations:
Surrender benefits	(4,605)	(24,425)	—	—	(8,627)
Death benefits	—	—	—	—	—
Units outstanding at end of year	16,202	649,051	—	3,796	237,378

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	81

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	PIMCO VIT Tot Return, Inst Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA
Operations
Investment income (loss) — net	$81	$(1,132)	$20,325	$1,627	$(25,291)
Net realized gain (loss) on sales of investments	11	(738)	(3,925)	70	294,652
Distributions from capital gains	31	95,658	—	—	928,675
Net change in unrealized appreciation or depreciation of investments	149	69,540	806	15,891	1,694,517
Net increase (decrease) in net assets resulting from operations	272	163,328	17,206	17,588	2,892,553

Contract transactions
Contract purchase payments	167	29,075	13,409	4,883	278,237
Net transfers(1)	21,513	49,138	1,507	(3,708)	(87,034)
Transfers for policy loans	—	(264)	(14)	(98)	(15,135)
Policy charges	(357)	(21,703)	(14,583)	(3,749)	(377,486)
Contract terminations:
Surrender benefits	—	(31,804)	(20,276)	(1,730)	(427,829)
Death benefits	—	—	—	—	(9,127)
Increase (decrease) from contract transactions	21,323	24,442	(19,957)	(4,402)	(638,374)
Net assets at beginning of year	2,113	1,055,482	431,630	160,089	10,691,844
Net assets at end of year	$23,708	$1,243,252	$428,879	$173,275	$12,946,023

Accumulation unit activity
Units outstanding at beginning of year	—	288,612	154,485	81,937	2,376,225
Contract purchase payments	144	8,062	4,934	2,475	59,000
Net transfers(1)	18,600	21,941	175	(1,728)	(17,992)
Transfers for policy loans	—	(71)	(14)	(38)	(2,254)
Policy charges	(316)	(5,706)	(5,345)	(1,931)	(80,138)
Contract terminations:
Surrender benefits	—	(8,210)	(7,732)	(847)	(85,356)
Death benefits	—	—	—	—	(1,666)
Units outstanding at end of year	18,428	304,628	146,503	79,868	2,247,819

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

82	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 1	Temp Global Bond, Cl 2	Third Ave VST FFI Strat
Operations
Investment income (loss) — net	$(64)	$(11,407)	$6	$15,887	$29,004
Net realized gain (loss) on sales of investments	5,786	(47,143)	—	(11,915)	(28,975)
Distributions from capital gains	9,355	25,931	—	—	10,355
Net change in unrealized appreciation or depreciation of investments	15,268	396,654	23	(15,898)	(59,304)
Net increase (decrease) in net assets resulting from operations	30,345	364,035	29	(11,926)	(48,920)

Contract transactions
Contract purchase payments	1,726	67,333	125	13,987	88,855
Net transfers(1)	(15,032)	(123,154)	15,683	8,255	(17,074)
Transfers for policy loans	(149)	(33,150)	—	(3,037)	32,924
Policy charges	(3,371)	(79,294)	(64)	(5,021)	(65,623)
Contract terminations:
Surrender benefits	(2)	(116,031)	—	(3,164)	(35,659)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(16,828)	(284,296)	15,744	11,020	3,423
Net assets at beginning of year	109,114	1,930,523	75	200,544	1,763,793
Net assets at end of year	$122,631	$2,010,262	$15,848	$199,638	$1,718,296

Accumulation unit activity
Units outstanding at beginning of year	32,638	615,532	—	200,120	757,358
Contract purchase payments	478	23,990	133	13,781	49,657
Net transfers(1)	(4,556)	(43,789)	16,699	6,547	(11,547)
Transfers for policy loans	(66)	(11,003)	—	(2,999)	19,501
Policy charges	(956)	(27,399)	(69)	(5,207)	(36,424)
Contract terminations:
Surrender benefits	(1)	(38,171)	—	(3,366)	(20,236)
Death benefits	—	—	—	—	—
Units outstanding at end of year	27,537	519,160	16,763	208,876	758,309

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	83

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 1	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 1
Operations
Investment income (loss) — net	$2,253	$—	$(70,421)	$(101,689)	$—
Net realized gain (loss) on sales of investments	56,942	44	643,130	597,959	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	7,228	11,625	2,225,717	2,415,206	2
Net increase (decrease) in net assets resulting from operations	66,423	11,669	2,798,426	2,911,476	2

Contract transactions
Contract purchase payments	6,758	26,944	1,397,864	766,900	—
Net transfers(1)	(141,352)	96,982	28,374	(125,411)	—
Transfers for policy loans	1,699	—	80,265	(124,651)	—
Policy charges	(1,631)	(7,641)	(409,668)	(414,186)	—
Contract terminations:
Surrender benefits	—	(23)	(47,112)	(109,082)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(134,526)	116,262	1,049,723	(6,430)	—
Net assets at beginning of year	210,004	566	17,830,988	20,414,497	21
Net assets at end of year	$141,901	$128,497	$21,679,137	$23,319,543	$23

Accumulation unit activity
Units outstanding at beginning of year	189,961	490	9,514,060	10,708,203	—
Contract purchase payments	5,273	24,212	766,636	401,853	—
Net transfers(1)	(103,359)	82,446	61,643	(65,094)	—
Transfers for policy loans	1,689	—	43,321	(70,694)	—
Policy charges	(1,301)	(6,791)	(222,501)	(226,331)	—
Contract terminations:
Surrender benefits	—	—	(23,730)	(52,859)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	92,263	100,357	10,139,429	10,695,078	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

84	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 1	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 1
Operations
Investment income (loss) — net	$(5,921)	$(3,650)	$—	$(505)	$—
Net realized gain (loss) on sales of investments	32,160	22,986	—	1,894	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	38,629	29,855	1	7,480	2
Net increase (decrease) in net assets resulting from operations	64,868	49,191	1	8,869	2

Contract transactions
Contract purchase payments	68,230	29,895	—	—	—
Net transfers(1)	321,083	40,267	—	84,979	—
Transfers for policy loans	(1,971)	47	—	(36)	—
Policy charges	(46,391)	(35,652)	—	(1,614)	—
Contract terminations:
Surrender benefits	(158,556)	(381,403)	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	182,395	(346,846)	—	83,329	—
Net assets at beginning of year	628,299	898,416	22	24,648	22
Net assets at end of year	$875,562	$600,761	$23	$116,846	$24

Accumulation unit activity
Units outstanding at beginning of year	457,148	668,246	—	20,988	—
Contract purchase payments	48,777	20,556	—	—	—
Net transfers(1)	217,897	29,221	—	72,202	—
Transfers for policy loans	(1,345)	31	—	(28)	—
Policy charges	(32,905)	(24,764)	—	(1,318)	—
Contract terminations:
Surrender benefits	(110,563)	(297,938)	—	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	579,009	395,352	—	91,844	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	85

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 1	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 1	VP Man Vol Mod Gro, Cl 2
Operations
Investment income (loss) — net	$(678)	$—	$(5,646)	$—	$(5,597)
Net realized gain (loss) on sales of investments	1,550	100	4,748	75	29,800
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	10,823	4,431	201,141	1,569	131,882
Net increase (decrease) in net assets resulting from operations	11,695	4,531	200,243	1,644	156,085

Contract transactions
Contract purchase payments	1,119	6,282	52,320	2,705	57,211
Net transfers(1)	104,492	22,297	(4,241)	32,494	(18,224)
Transfers for policy loans	(750)	—	(21,296)	—	(2,275)
Policy charges	(2,065)	(4,080)	(17,960)	(3,654)	(62,116)
Contract terminations:
Surrender benefits	—	—	(508)	(21)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	102,796	24,499	8,315	31,524	(25,404)
Net assets at beginning of year	48,307	8,334	1,826,836	4,501	1,634,574
Net assets at end of year	$162,798	$37,364	$2,035,394	$37,669	$1,765,255

Accumulation unit activity
Units outstanding at beginning of year	40,476	7,599	1,433,691	4,098	1,303,916
Contract purchase payments	926	5,599	40,939	2,406	44,814
Net transfers(1)	85,186	21,048	(4,392)	27,935	(19,019)
Transfers for policy loans	(711)	—	(16,440)	—	(1,707)
Policy charges	(1,641)	(3,710)	(14,357)	(3,282)	(49,309)
Contract terminations:
Surrender benefits	—	—	(401)	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	124,236	30,536	1,439,040	31,157	1,278,695

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

86	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Mod, Cl 1	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 1	VP Mod Aggr, Cl 2
Operations
Investment income (loss) — net	$—	$(167,120)	$(183,635)	$—	$(195,938)
Net realized gain (loss) on sales of investments	49	997,730	1,189,028	539	2,182,492
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	7,022	2,281,082	2,974,842	66,656	2,823,309
Net increase (decrease) in net assets resulting from operations	7,071	3,111,692	3,980,235	67,195	4,809,863

Contract transactions
Contract purchase payments	19,588	1,295,909	1,539,891	307,601	2,460,285
Net transfers(1)	50,051	(1,249,869)	(1,241,545)	275,257	(374,482)
Transfers for policy loans	—	147,856	(234,019)	—	123,408
Policy charges	(4,016)	(925,746)	(1,442,392)	(39,664)	(996,767)
Contract terminations:
Surrender benefits	(22)	(613,917)	(976,421)	—	(1,162,921)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	65,601	(1,345,767)	(2,354,486)	543,194	49,523
Net assets at beginning of year	22	26,565,551	35,567,846	58,705	35,918,033
Net assets at end of year	$72,694	$28,331,476	$37,193,595	$669,094	$40,777,419

Accumulation unit activity
Units outstanding at beginning of year	—	15,836,018	21,370,179	53,343	20,092,212
Contract purchase payments	17,092	774,203	931,791	267,401	1,408,608
Net transfers(1)	45,283	(721,962)	(853,863)	246,282	(33,944)
Transfers for policy loans	—	81,925	(178,572)	—	94,601
Policy charges	(3,560)	(547,335)	(851,410)	(34,931)	(568,602)
Contract terminations:
Surrender benefits	—	(376,167)	(554,720)	—	(651,084)
Death benefits	—	—	—	—	—
Units outstanding at end of year	58,815	15,046,682	19,863,405	532,095	20,341,791

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	87

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 1	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 1
Operations
Investment income (loss) — net	$(280,387)	$—	$(15,818)	$(20,603)	$15
Net realized gain (loss) on sales of investments	1,847,586	7	97,953	204,277	4
Distributions from capital gains	—	—	—	—	7
Net change in unrealized appreciation or depreciation of investments	5,912,697	30,525	135,165	264,721	16
Net increase (decrease) in net assets resulting from operations	7,479,896	30,532	217,300	448,395	42

Contract transactions
Contract purchase payments	2,290,211	342,730	168,679	177,789	—
Net transfers(1)	(1,419,026)	3,458	127,234	(225,736)	744
Transfers for policy loans	(387,545)	—	18,426	(12,323)	—
Policy charges	(1,362,482)	(7,780)	(162,352)	(216,888)	(272)
Contract terminations:
Surrender benefits	(3,469,617)	(22)	(68,497)	(277,720)	—
Death benefits	(19,268)	—	—	—	—
Increase (decrease) from contract transactions	(4,367,727)	338,386	83,490	(554,878)	472
Net assets at beginning of year	59,866,845	22	2,077,279	4,290,032	127
Net assets at end of year	$62,979,014	$368,940	$2,378,069	$4,183,549	$641

Accumulation unit activity
Units outstanding at beginning of year	33,208,338	—	1,356,810	2,780,360	43
Contract purchase payments	1,287,486	309,727	107,064	118,115	—
Net transfers(1)	(811,398)	3,177	68,037	(31,399)	674
Transfers for policy loans	(189,413)	—	11,400	(6,599)	—
Policy charges	(755,403)	(7,045)	(104,474)	(140,321)	(240)
Contract terminations:
Surrender benefits	(1,967,690)	—	(42,907)	(202,099)	—
Death benefits	(9,282)	—	—	—	—
Units outstanding at end of year	30,762,638	305,859	1,395,930	2,518,057	477

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

88	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 1	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Intl Core Eq, Cl 1
Operations
Investment income (loss) — net	$92	$—	$—	$(1,951)	$—
Net realized gain (loss) on sales of investments	136	1	—	30,678	17
Distributions from capital gains	45	—	—	—	13
Net change in unrealized appreciation or depreciation of investments	92	31	106	34,546	919
Net increase (decrease) in net assets resulting from operations	365	32	106	63,273	949

Contract transactions
Contract purchase payments	579	184	125	8,686	73
Net transfers(1)	(1,523)	151	—	30,155	3,902
Transfers for policy loans	—	—	—	(296)	—
Policy charges	(441)	(123)	—	(5,633)	(300)
Contract terminations:
Surrender benefits	—	—	—	(1,262)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(1,385)	212	125	31,650	3,675
Net assets at beginning of year	4,467	23	500	343,236	81
Net assets at end of year	$3,447	$267	$731	$438,159	$4,705

Accumulation unit activity
Units outstanding at beginning of year	3,714	—	221	131,872	—
Contract purchase payments	471	152	58	3,296	67
Net transfers(1)	(1,195)	130	—	7,301	4,044
Transfers for policy loans	—	—	—	537	—
Policy charges	(357)	(104)	—	(2,392)	(288)
Contract terminations:
Surrender benefits	—	—	—	(341)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	2,633	178	279	140,273	3,823

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	89

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 1	VP Ptnrs Intl Gro, Cl 2	VP Ptnrs Intl Val, Cl 1	VP Ptnrs Intl Val, Cl 2
Operations
Investment income (loss) — net	$64	$1	$141	$29	$580
Net realized gain (loss) on sales of investments	(73)	176	(662)	(121)	(4,251)
Distributions from capital gains	97	819	1,755	—	—
Net change in unrealized appreciation or depreciation of investments	4,043	29,711	33,729	204	850
Net increase (decrease) in net assets resulting from operations	4,131	30,707	34,963	112	(2,821)

Contract transactions
Contract purchase payments	5,549	1,073	36,078	2,310	16,953
Net transfers(1)	—	61,518	(9,682)	2,563	(7,658)
Transfers for policy loans	—	—	(2,522)	—	—
Policy charges	(1,441)	(1,301)	(6,700)	(1,261)	(1,358)
Contract terminations:
Surrender benefits	—	(75)	—	(71)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	4,108	61,215	17,174	3,541	7,937
Net assets at beginning of year	32,439	223	162,667	2,427	71,364
Net assets at end of year	$40,678	$92,145	$214,804	$6,080	$76,480

Accumulation unit activity
Units outstanding at beginning of year	23,735	120	110,040	2,241	52,763
Contract purchase payments	4,232	890	23,673	2,716	13,533
Net transfers(1)	—	65,698	(8,865)	2,541	(6,066)
Transfers for policy loans	—	—	(1,509)	—	—
Policy charges	(1,143)	(1,126)	(4,525)	(1,468)	(1,245)
Contract terminations:
Surrender benefits	—	—	—	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	26,824	65,582	118,814	6,030	58,985

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

90	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Ptnrs Sm Cap Gro, Cl 1	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 1	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3
Operations
Investment income (loss) — net	$—	$—	$—	$—	$(2,441)
Net realized gain (loss) on sales of investments	17	76	(1)	(19)	1,938
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	239	16,704	44	322	20,324
Net increase (decrease) in net assets resulting from operations	256	16,780	43	303	19,821

Contract transactions
Contract purchase payments	781	12,513	156	579	20,831
Net transfers(1)	14	3,561	15	(33)	(24,033)
Transfers for policy loans	—	—	—	—	2,422
Policy charges	(176)	(1,047)	(62)	(106)	(13,040)
Contract terminations:
Surrender benefits	—	—	—	—	(1,948)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	619	15,027	109	440	(15,768)
Net assets at beginning of year	104	29,844	129	4,377	605,597
Net assets at end of year	$979	$61,651	$281	$5,120	$609,650

Accumulation unit activity
Units outstanding at beginning of year	—	15,964	—	2,458	208,094
Contract purchase payments	726	6,519	196	403	8,046
Net transfers(1)	12	1,890	16	(25)	(9,375)
Transfers for policy loans	—	—	—	—	2,334
Policy charges	(152)	(551)	(73)	(70)	(5,129)
Contract terminations:
Surrender benefits	—	—	—	—	(660)
Death benefits	—	—	—	—	—
Units outstanding at end of year	586	23,822	139	2,766	203,310

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	91

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP US Flex Conserv Gro, Cl 1	VP US Flex Gro, Cl 1	VP US Flex Mod Gro, Cl 1	Wanger Intl	Wanger USA
Operations
Investment income (loss) — net	$—	$—	$—	$64,846	$(33,042)
Net realized gain (loss) on sales of investments	—	(56)	(1)	(80,946)	(244,032)
Distributions from capital gains	—	—	—	158,350	644,555
Net change in unrealized appreciation or depreciation of investments	9	299	642	471,220	984,451
Net increase (decrease) in net assets resulting from operations	9	243	641	613,470	1,351,932

Contract transactions
Contract purchase payments	141	3,976	342	186,644	189,635
Net transfers(1)	51	6,175	8,472	(231,524)	(394,613)
Transfers for policy loans	—	—	—	14,019	(5,634)
Policy charges	(32)	(1,407)	(312)	(130,572)	(172,504)
Contract terminations:
Surrender benefits	—	(23)	(21)	(106,959)	(283,625)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	160	8,721	8,481	(268,392)	(666,741)
Net assets at beginning of year	22	22	22	4,881,430	6,511,145
Net assets at end of year	$191	$8,986	$9,144	$5,226,508	$7,196,336

Accumulation unit activity
Units outstanding at beginning of year	—	—	—	1,828,505	1,499,358
Contract purchase payments	126	3,485	316	76,921	46,566
Net transfers(1)	45	5,423	7,753	(99,206)	(87,869)
Transfers for policy loans	—	—	—	(826)	(5,037)
Policy charges	(28)	(1,284)	(285)	(52,072)	(43,198)
Contract terminations:
Surrender benefits	—	—	—	(34,627)	(55,841)
Death benefits	—	—	—	—	—
Units outstanding at end of year	143	7,624	7,784	1,718,695	1,353,979

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

92	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 1	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 1
Operations
Investment income (loss) — net	$2,270	$17,162	$5	$(199)	$—
Net realized gain (loss) on sales of investments	8,542	(98,810)	1	(7,061)	(30)
Distributions from capital gains	43,885	—	52	85,576	144
Net change in unrealized appreciation or depreciation of investments	30,813	121,210	179	122,962	1,730
Net increase (decrease) in net assets resulting from operations	85,510	39,562	237	201,278	1,844

Contract transactions
Contract purchase payments	20,760	41,787	282	57,106	1,252
Net transfers(1)	1,695	(35,520)	497	(172,653)	19,725
Transfers for policy loans	(4,757)	4,427	—	(15,295)	—
Policy charges	(13,523)	(26,779)	(74)	(29,090)	(930)
Contract terminations:
Surrender benefits	(152)	(16,234)	—	(26,866)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	4,023	(32,319)	705	(186,798)	20,047
Net assets at beginning of year	527,431	1,046,902	230	1,276,313	218
Net assets at end of year	$616,964	$1,054,145	$1,172	$1,290,793	$22,109

Accumulation unit activity
Units outstanding at beginning of year	297,466	532,388	98	354,195	130
Contract purchase payments	11,006	24,656	232	18,305	916
Net transfers(1)	10,035	(22,130)	462	(40,342)	12,814
Transfers for policy loans	(2,351)	3,851	—	(17,633)	—
Policy charges	(7,541)	(15,763)	(60)	(8,905)	(776)
Contract terminations:
Surrender benefits	(80)	(9,149)	—	(5,665)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	308,535	513,853	732	299,955	13,084

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	93

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	WF VT Sm Cap Gro, Cl 2	WA Var Global Hi Yd Bond, Cl I	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$(5,353)	$23	$159
Net realized gain (loss) on sales of investments	60,234	—	1
Distributions from capital gains	82,118	—	—
Net change in unrealized appreciation or depreciation of investments	572,275	23	169
Net increase (decrease) in net assets resulting from operations	709,274	46	329

Contract transactions
Contract purchase payments	96,046	475	966
Net transfers(1)	(163,178)	—	—
Transfers for policy loans	(16,330)	—	—
Policy charges	(27,910)	(130)	(78)
Contract terminations:
Surrender benefits	(10,141)	—	—
Death benefits	—	—	—
Increase (decrease) from contract transactions	(121,513)	345	888
Net assets at beginning of year	1,249,221	211	3,386
Net assets at end of year	$1,836,982	$602	$4,603

Accumulation unit activity
Units outstanding at beginning of year	380,893	121	2,537
Contract purchase payments	32,471	445	763
Net transfers(1)	(17,628)	—	—
Transfers for policy loans	(5,033)	—	—
Policy charges	(8,190)	(121)	(61)
Contract terminations:
Surrender benefits	(2,129)	—	—
Death benefits	—	—	—
Units outstanding at end of year	380,384	445	3,239

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

94	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2019	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl A(2)	AB VPS Lg Cap Gro, Cl B
Operations
Investment income (loss) — net	$7	$12,549	$8,633	$—	$(5,435)
Net realized gain (loss) on sales of investments	—	6,520	(33,557)	18	6,082
Distributions from capital gains	1	243,810	—	30	153,501
Net change in unrealized appreciation or depreciation of investments	53	195,328	415,636	1,382	138,257
Net increase (decrease) in net assets resulting from operations	61	458,207	390,712	1,430	292,405

Contract transactions
Contract purchase payments	—	88,786	168,731	2,823	96,346
Net transfers(1)	(1)	(43,905)	(71,630)	15,826	188,886
Transfers for policy loans	—	(56,129)	26,228	—	(15,904)
Policy charges	—	(64,359)	(87,694)	(241)	(28,480)
Contract terminations:
Surrender benefits	—	(87,625)	(183,510)	(265)	(31,131)
Death benefits	—	—	(2,221)	—	—
Increase (decrease) from contract transactions	(1)	(163,232)	(150,096)	18,143	209,717
Net assets at beginning of year	402	2,041,809	2,470,839	—	780,096
Net assets at end of year	$462	$2,336,784	$2,711,455	$19,573	$1,282,218

Accumulation unit activity
Units outstanding at beginning of year	—	820,952	1,729,100	—	292,172
Contract purchase payments	—	28,719	108,745	2,279	31,769
Net transfers(1)	—	15,023	(42,399)	14,422	57,021
Transfers for policy loans	—	(32,325)	(6,267)	—	(5,178)
Policy charges	—	(25,153)	(58,820)	(213)	(9,126)
Contract terminations:
Surrender benefits	—	(24,203)	(121,073)	—	(9,359)
Death benefits	—	—	(1,281)	—	—
Units outstanding at end of year	—	783,013	1,608,005	16,488	357,299

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	95

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	ALPS Alerian Engy Infr, Class I(2)	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I
Operations
Investment income (loss) — net	$2	$4,327	$1,181	$2,121	$50,954
Net realized gain (loss) on sales of investments	—	(4,620)	24,411	(1,394)	169,031
Distributions from capital gains	—	—	38,543	39,288	215,838
Net change in unrealized appreciation or depreciation of investments	—	78,357	108,583	134,779	399,707
Net increase (decrease) in net assets resulting from operations	2	78,064	172,718	174,794	835,530

Contract transactions
Contract purchase payments	75	30,069	28,455	46,497	137,450
Net transfers(1)	—	(50,371)	(72,879)	(2,269)	(263,697)
Transfers for policy loans	—	(14,435)	(33,961)	(1,680)	(39,802)
Policy charges	—	(4,643)	(25,362)	(16,739)	(140,662)
Contract terminations:
Surrender benefits	—	(5,136)	(24,412)	(84,299)	(211,699)
Death benefits	—	—	—	—	(2)
Increase (decrease) from contract transactions	75	(44,516)	(128,159)	(58,490)	(518,412)
Net assets at beginning of year	—	397,471	676,105	657,617	3,420,122
Net assets at end of year	$77	$431,019	$720,664	$773,921	$3,737,240

Accumulation unit activity
Units outstanding at beginning of year	—	581,408	450,766	585,105	1,159,261
Contract purchase payments	—	35,936	16,478	33,081	41,398
Net transfers(1)	—	(61,800)	(38,576)	341	(71,507)
Transfers for policy loans	—	(18,635)	(23,328)	(1,434)	(10,423)
Policy charges	—	(5,549)	(14,086)	(13,564)	(41,995)
Contract terminations:
Surrender benefits	—	(5,764)	(15,702)	(67,817)	(63,136)
Death benefits	—	—	—	—	(1)
Units outstanding at end of year	—	525,596	375,552	535,712	1,013,597

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

96	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	AC VP Val, Cl II	BlackRock Global Alloc, Cl I(2)	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 1(2)
Operations
Investment income (loss) — net	$32,826	$1	$3,108	$4,570	$—
Net realized gain (loss) on sales of investments	53,694	—	(17,119)	3,179	—
Distributions from capital gains	124,377	3	14,344	16,156	—
Net change in unrealized appreciation or depreciation of investments	279,314	4	56,255	47,150	3
Net increase (decrease) in net assets resulting from operations	490,211	8	56,588	71,055	3

Contract transactions
Contract purchase payments	122,037	75	26,502	16,524	20
Net transfers(1)	(68,808)	27	28,526	93,005	—
Transfers for policy loans	(67,506)	—	(9,618)	18,021	—
Policy charges	(48,992)	(7)	(6,866)	(15,217)	—
Contract terminations:
Surrender benefits	(183,795)	—	(163,569)	(18,981)	—
Death benefits	—	—	—	(2)	—
Increase (decrease) from contract transactions	(247,064)	95	(125,025)	93,350	20
Net assets at beginning of year	1,970,491	—	468,108	318,236	—
Net assets at end of year	$2,213,638	$103	$399,671	$482,641	$23

Accumulation unit activity
Units outstanding at beginning of year	1,397,234	—	434,676	170,635	—
Contract purchase payments	73,909	—	21,699	7,447	—
Net transfers(1)	(7,277)	24	27,477	37,745	—
Transfers for policy loans	(43,317)	—	(8,772)	6,352	—
Policy charges	(31,760)	(6)	(5,836)	(7,238)	—
Contract terminations:
Surrender benefits	(117,972)	—	(150,255)	(7,332)	—
Death benefits	—	—	—	(1)	—
Units outstanding at end of year	1,270,817	18	318,989	207,608	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	97

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 1(2)	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 1(2)	Col VP Contrarian Core, Cl 2
Operations
Investment income (loss) — net	$(124,363)	$1	$143	$—	$—
Net realized gain (loss) on sales of investments	861,389	—	(538)	—	1,271
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	2,160,082	—	1,351	4	18,673
Net increase (decrease) in net assets resulting from operations	2,897,108	1	956	4	19,944

Contract transactions
Contract purchase payments	689,804	75	2,813	20	20,417
Net transfers(1)	(152,975)	—	—	—	2,351
Transfers for policy loans	(41,730)	—	2,849	—	585
Policy charges	(947,681)	—	(503)	—	(2,183)
Contract terminations:
Surrender benefits	(698,380)	—	93	—	(3,677)
Death benefits	(9,831)	—	—	—	—
Increase (decrease) from contract transactions	(1,160,793)	75	5,252	20	17,493
Net assets at beginning of year	13,905,770	—	12,381	—	54,738
Net assets at end of year	$15,642,085	$76	$18,589	$24	$92,175

Accumulation unit activity
Units outstanding at beginning of year	7,598,146	—	21,210	—	36,031
Contract purchase payments	338,192	—	4,612	—	11,492
Net transfers(1)	(106,874)	—	—	—	1,019
Transfers for policy loans	(23,320)	—	4,656	—	330
Policy charges	(469,823)	—	(826)	—	(1,229)
Contract terminations:
Surrender benefits	(341,487)	—	(2)	—	(1,956)
Death benefits	(4,936)	—	—	—	—
Units outstanding at end of year	6,989,898	—	29,650	—	45,687

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

98	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Disciplined Core, Cl 1(2)	Col VP Disciplined Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 1(2)	Col VP Divd Opp, Cl 2
Operations
Investment income (loss) — net	$—	$—	$(210,701)	$—	$—
Net realized gain (loss) on sales of investments	—	6,839	1,573,008	—	198
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	2	47,870	3,900,117	5	12,105
Net increase (decrease) in net assets resulting from operations	2	54,709	5,262,424	5	12,303

Contract transactions
Contract purchase payments	20	22,841	1,015,082	20	6,443
Net transfers(1)	—	(15,762)	(713,091)	102	16,623
Transfers for policy loans	—	(146)	(196,732)	—	—
Policy charges	—	(11,248)	(1,382,182)	—	(1,975)
Contract terminations:
Surrender benefits	—	(3,531)	(933,739)	—	—
Death benefits	—	—	(17,968)	—	—
Increase (decrease) from contract transactions	20	(7,846)	(2,228,630)	122	21,091
Net assets at beginning of year	—	226,907	23,191,855	—	45,690
Net assets at end of year	$22	$273,770	$26,225,649	$127	$79,084

Accumulation unit activity
Units outstanding at beginning of year	—	117,112	13,037,327	—	27,998
Contract purchase payments	—	10,367	507,047	—	3,390
Net transfers(1)	—	(7,180)	(379,430)	93	8,831
Transfers for policy loans	—	(65)	(104,666)	—	—
Policy charges	—	(5,093)	(709,212)	—	(1,060)
Contract terminations:
Surrender benefits	—	(1,620)	(475,257)	—	—
Death benefits	—	—	(9,540)	—	—
Units outstanding at end of year	—	113,521	11,866,269	93	39,159

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	99

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 1(2)	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 1(2)	Col VP Emer Mkts, Cl 2
Operations
Investment income (loss) — net	$(66,450)	$4	$384	$—	$390
Net realized gain (loss) on sales of investments	540,547	—	(20)	8	67
Distributions from capital gains	—	—	—	9	33,434
Net change in unrealized appreciation or depreciation of investments	1,888,946	—	478	837	41,684
Net increase (decrease) in net assets resulting from operations	2,363,043	4	842	854	75,575

Contract transactions
Contract purchase payments	486,815	75	1,484	1,339	53,557
Net transfers(1)	(204,034)	—	458	6,595	(8,785)
Transfers for policy loans	(114,999)	—	—	—	(43)
Policy charges	(436,049)	—	(171)	(103)	(14,136)
Contract terminations:
Surrender benefits	(870,005)	—	(90)	(87)	(2,827)
Death benefits	(11,254)	—	—	—	—
Increase (decrease) from contract transactions	(1,149,526)	75	1,681	7,744	27,766
Net assets at beginning of year	10,651,135	—	6,833	—	230,104
Net assets at end of year	$11,864,652	$79	$9,356	$8,598	$333,445

Accumulation unit activity
Units outstanding at beginning of year	4,358,585	—	5,842	—	204,683
Contract purchase payments	177,080	—	1,164	1,152	41,272
Net transfers(1)	(66,904)	—	355	6,232	(6,787)
Transfers for policy loans	(44,892)	—	—	—	(32)
Policy charges	(159,601)	—	(136)	(94)	(10,937)
Contract terminations:
Surrender benefits	(341,275)	—	—	—	(2,251)
Death benefits	(3,760)	—	—	—	—
Units outstanding at end of year	3,919,233	—	7,225	7,290	225,948

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

100	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 1(2)	Col VP Govt Money Mkt, Cl 2
Operations
Investment income (loss) — net	$(10,574)	$—	$(8,521)	$30	$1,949
Net realized gain (loss) on sales of investments	48,136	(118)	(41,174)	—	—
Distributions from capital gains	305,042	—	—	1	50
Net change in unrealized appreciation or depreciation of investments	344,970	8,062	194,813	—	—
Net increase (decrease) in net assets resulting from operations	687,574	7,944	145,118	31	1,999

Contract transactions
Contract purchase payments	175,489	12,596	76,617	2,000	24,887
Net transfers(1)	(226,351)	(4,520)	(38,938)	—	(1,197)
Transfers for policy loans	(50,217)	(37)	(13,147)	—	244
Policy charges	(76,705)	(2,580)	(66,272)	—	(13,290)
Contract terminations:
Surrender benefits	(168,758)	—	(98,271)	—	—
Death benefits	(1)	—	(2)	—	—
Increase (decrease) from contract transactions	(346,543)	5,459	(140,013)	2,000	10,644
Net assets at beginning of year	2,410,777	71,481	1,472,454	—	122,666
Net assets at end of year	$2,751,808	$84,884	$1,477,559	$2,031	$135,309

Accumulation unit activity
Units outstanding at beginning of year	1,095,353	82,904	1,222,301	—	120,906
Contract purchase payments	66,127	13,700	61,695	—	24,276
Net transfers(1)	(95,177)	(4,863)	(19,864)	—	(1,231)
Transfers for policy loans	(29,951)	(40)	(10,709)	—	239
Policy charges	(28,507)	(2,810)	(51,005)	—	(12,979)
Contract terminations:
Surrender benefits	(63,132)	—	(70,964)	—	—
Death benefits	—	—	(1)	—	—
Units outstanding at end of year	944,713	88,891	1,131,453	—	131,211

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	101

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 1(2)	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 1(2)
Operations
Investment income (loss) — net	$32,321	$5	$13,999	$144,146	$4
Net realized gain (loss) on sales of investments	5	—	(324)	(9,912)	—
Distributions from capital gains	1,090	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(5)	2	22,071	265,526	3
Net increase (decrease) in net assets resulting from operations	33,411	7	35,746	399,760	7

Contract transactions
Contract purchase payments	260,295	75	52,441	104,104	75
Net transfers(1)	175,765	—	(5,106)	55,470	—
Transfers for policy loans	28,629	—	(74)	32,935	—
Policy charges	(233,570)	—	(27,303)	(106,328)	—
Contract terminations:
Surrender benefits	(251,350)	—	(3,056)	(127,399)	—
Death benefits	(5,927)	—	—	(3)	—
Increase (decrease) from contract transactions	(26,158)	75	16,902	(41,221)	75
Net assets at beginning of year	2,813,227	—	208,761	2,498,206	—
Net assets at end of year	$2,820,480	$82	$261,409	$2,856,745	$82

Accumulation unit activity
Units outstanding at beginning of year	2,818,719	—	165,358	1,198,434	—
Contract purchase payments	258,262	—	37,875	44,995	—
Net transfers(1)	170,016	—	(3,694)	20,354	—
Transfers for policy loans	29,428	—	(51)	3,180	—
Policy charges	(230,101)	—	(19,577)	(46,257)	—
Contract terminations:
Surrender benefits	(246,800)	—	(2,210)	(66,232)	—
Death benefits	(6,003)	—	—	(1)	—
Units outstanding at end of year	2,793,521	—	177,701	1,154,473	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

102	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 1(2)	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3
Operations
Investment income (loss) — net	$1,122	$46,182	$3	$847	$160,648
Net realized gain (loss) on sales of investments	(44)	(26,483)	—	54	3,543
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	2,093	133,794	2	1,344	357,196
Net increase (decrease) in net assets resulting from operations	3,171	153,493	5	2,245	521,387

Contract transactions
Contract purchase payments	8,699	31,433	75	7,477	297,074
Net transfers(1)	(109)	190,597	—	3,897	510,132
Transfers for policy loans	—	(5,885)	—	—	(47,116)
Policy charges	(561)	(29,345)	—	(756)	(331,269)
Contract terminations:
Surrender benefits	—	(89,634)	—	(312)	(370,498)
Death benefits	—	(2,491)	—	—	(6,109)
Increase (decrease) from contract transactions	8,029	94,675	75	10,306	52,214
Net assets at beginning of year	16,718	999,751	—	23,477	6,261,514
Net assets at end of year	$27,918	$1,247,919	$80	$36,028	$6,835,115

Accumulation unit activity
Units outstanding at beginning of year	13,429	548,282	—	21,047	3,938,038
Contract purchase payments	6,383	15,725	—	6,384	175,711
Net transfers(1)	(90)	123,839	—	3,093	324,796
Transfers for policy loans	—	(2,542)	—	—	(25,539)
Policy charges	(410)	(13,913)	—	(642)	(195,344)
Contract terminations:
Surrender benefits	—	(44,559)	—	(258)	(227,252)
Death benefits	—	(1,087)	—	—	(3,853)
Units outstanding at end of year	19,312	625,745	—	29,624	3,986,557

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	103

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Lg Cap Gro, Cl 1(2)	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 1(2)	Col VP Lg Cap Index, Cl 3
Operations
Investment income (loss) — net	$—	$—	$(15,471)	$—	$(52,881)
Net realized gain (loss) on sales of investments	—	1,840	220,414	23	859,758
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	5	23,330	495,328	717	1,748,049
Net increase (decrease) in net assets resulting from operations	5	25,170	700,271	740	2,554,926

Contract transactions
Contract purchase payments	100	60,314	93,318	2,322	401,035
Net transfers(1)	81	(411)	14,384	7,853	(194,092)
Transfers for policy loans	—	(2,367)	(36,180)	—	206,878
Policy charges	(95)	(5,383)	(72,442)	(848)	(215,796)
Contract terminations:
Surrender benefits	—	12	(231,769)	(23)	(1,119,048)
Death benefits	—	—	—	—	(2,320)
Increase (decrease) from contract transactions	86	52,165	(232,689)	9,304	(923,343)
Net assets at beginning of year	—	54,101	2,144,144	—	8,621,081
Net assets at end of year	$91	$131,436	$2,611,726	$10,044	$10,252,664

Accumulation unit activity
Units outstanding at beginning of year	—	27,531	1,077,966	—	3,508,266
Contract purchase payments	68	25,211	42,840	2,032	151,500
Net transfers(1)	69	(26)	11,622	7,278	31,510
Transfers for policy loans	—	(1,073)	(20,646)	—	51,148
Policy charges	(81)	(2,286)	(33,898)	(755)	(77,161)
Contract terminations:
Surrender benefits	—	(1)	(95,822)	—	(372,762)
Death benefits	—	—	—	—	(627)
Units outstanding at end of year	56	49,356	982,062	8,555	3,291,874

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

104	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Limited Duration Cr, Cl 1(2)	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/ Cr Bond, Cl 1(2)	Col VP Long Govt/ Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 1(2)
Operations
Investment income (loss) — net	$2	$5,789	$2	$2	$—
Net realized gain (loss) on sales of investments	—	265	—	—	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	2	21,405	10	(18)	3
Net increase (decrease) in net assets resulting from operations	4	27,459	12	(16)	3

Contract transactions
Contract purchase payments	75	9,629	75	326	20
Net transfers(1)	—	184,843	56	2,005	27
Transfers for policy loans	—	(4,245)	—	—	—
Policy charges	—	(6,944)	—	(69)	(7)
Contract terminations:
Surrender benefits	—	(8,032)	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	75	175,251	131	2,262	40
Net assets at beginning of year	—	357,749	—	84	—
Net assets at end of year	$79	$560,459	$143	$2,330	$43

Accumulation unit activity
Units outstanding at beginning of year	—	369,593	—	—	—
Contract purchase payments	—	9,419	—	242	—
Net transfers(1)	—	183,199	48	1,461	23
Transfers for policy loans	—	(4,226)	—	—	—
Policy charges	—	(6,845)	—	(51)	(6)
Contract terminations:
Surrender benefits	—	(7,910)	—	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	—	543,230	48	1,652	17

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	105

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 1(2)	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3
Operations
Investment income (loss) — net	$—	$(4,561)	$2	$1,526	$56,741
Net realized gain (loss) on sales of investments	1,063	23,050	—	(582)	122,947
Distributions from capital gains	—	—	11	12,078	726,822
Net change in unrealized appreciation or depreciation of investments	14,601	191,892	(4)	4,919	178,781
Net increase (decrease) in net assets resulting from operations	15,664	210,381	9	17,941	1,085,291

Contract transactions
Contract purchase payments	9,504	28,334	74	21,668	257,653
Net transfers(1)	2,652	144,342	—	(732)	(230,047)
Transfers for policy loans	(1,024)	(5,080)	—	—	4,995
Policy charges	(2,132)	(21,883)	—	(4,455)	(269,407)
Contract terminations:
Surrender benefits	—	(39,360)	—	(1)	(276,503)
Death benefits	—	—	—	—	(2,473)
Increase (decrease) from contract transactions	9,000	106,353	74	16,480	(515,782)
Net assets at beginning of year	42,026	596,522	—	64,535	4,696,921
Net assets at end of year	$66,690	$913,256	$83	$98,956	$5,266,430

Accumulation unit activity
Units outstanding at beginning of year	24,122	217,008	—	53,575	4,685,338
Contract purchase payments	4,581	7,235	—	15,933	227,964
Net transfers(1)	1,205	41,807	—	(603)	(213,485)
Transfers for policy loans	(513)	(1,560)	—	—	4,191
Policy charges	(1,004)	(6,061)	—	(3,261)	(243,059)
Contract terminations:
Surrender benefits	—	(12,338)	—	—	(249,316)
Death benefits	—	—	—	—	(2,425)
Units outstanding at end of year	28,391	246,091	—	65,644	4,209,208

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

106	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Select Lg Cap Val, Cl 1(2)	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 1(2)	Col VP Select Mid Cap Val, Cl 2
Operations
Investment income (loss) — net	$—	$—	$(3,926)	$—	$—
Net realized gain (loss) on sales of investments	—	861	23,369	—	712
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	2	11,712	102,901	88	12,595
Net increase (decrease) in net assets resulting from operations	2	12,573	122,344	88	13,307

Contract transactions
Contract purchase payments	20	15,728	36,967	2,237	14,612
Net transfers(1)	27	(2,842)	147,299	—	(4,031)
Transfers for policy loans	—	883	(3,581)	—	—
Policy charges	(7)	(3,369)	(10,849)	(29)	(3,146)
Contract terminations:
Surrender benefits	—	—	(10,876)	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	40	10,400	158,960	2,208	7,435
Net assets at beginning of year	—	42,912	412,884	—	40,624
Net assets at end of year	$42	$65,885	$694,188	$2,296	$61,366

Accumulation unit activity
Units outstanding at beginning of year	—	22,961	187,156	—	24,188
Contract purchase payments	—	7,446	15,033	2,050	7,353
Net transfers(1)	24	(1,357)	76,304	—	(2,124)
Transfers for policy loans	—	421	(1,142)	—	—
Policy charges	(6)	(1,586)	(3,930)	(27)	(1,577)
Contract terminations:
Surrender benefits	—	—	(2,957)	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	18	27,885	270,464	2,023	27,840

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	107

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 1(2)	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 1(2)
Operations
Investment income (loss) — net	$(3,246)	$—	$—	$(7,197)	$3
Net realized gain (loss) on sales of investments	26,440	—	536	44,868	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	156,067	—	8,495	135,561	2
Net increase (decrease) in net assets resulting from operations	179,261	—	9,031	173,232	5

Contract transactions
Contract purchase payments	31,583	20	19,705	61,342	75
Net transfers(1)	(26,801)	—	(6,683)	(50,294)	—
Transfers for policy loans	(12,300)	—	588	94,658	—
Policy charges	(21,191)	—	(4,524)	(35,465)	—
Contract terminations:
Surrender benefits	(41,763)	—	—	(95,450)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(70,472)	20	9,086	(25,209)	75
Net assets at beginning of year	615,472	—	48,726	1,054,351	—
Net assets at end of year	$724,261	$20	$66,843	$1,202,374	$80

Accumulation unit activity
Units outstanding at beginning of year	265,072	—	28,031	370,775	—
Contract purchase payments	11,266	—	10,172	18,954	—
Net transfers(1)	(5,181)	—	(3,442)	(16,994)	—
Transfers for policy loans	(4,990)	—	302	23,682	—
Policy charges	(8,313)	—	(2,321)	(10,748)	—
Contract terminations:
Surrender benefits	(13,833)	—	—	(26,293)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	244,021	—	32,742	359,376	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

108	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Strategic Inc, Cl 2	Col VP US Govt Mtge, Cl 1(2)	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return
Operations
Investment income (loss) — net	$3,391	$2	$120	$28,791	$721
Net realized gain (loss) on sales of investments	5	—	—	2,057	(28,960)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	3,788	2	170	50,328	48,128
Net increase (decrease) in net assets resulting from operations	7,184	4	290	81,176	19,889

Contract transactions
Contract purchase payments	32,267	75	526	72,090	23,766
Net transfers(1)	40,855	—	396	73,038	(45,855)
Transfers for policy loans	—	—	—	7,009	(4,307)
Policy charges	(34,248)	—	(117)	(83,561)	(8,554)
Contract terminations:
Surrender benefits	—	—	(90)	(102,276)	(7,154)
Death benefits	—	—	—	(3,636)	(2,359)
Increase (decrease) from contract transactions	38,874	75	715	(37,336)	(44,463)
Net assets at beginning of year	54,642	—	4,137	1,369,110	341,982
Net assets at end of year	$100,700	$79	$5,142	$1,412,950	$317,408

Accumulation unit activity
Units outstanding at beginning of year	46,249	—	3,604	1,098,703	615,559
Contract purchase payments	25,722	—	450	55,582	41,733
Net transfers(1)	32,335	—	341	52,330	(64,897)
Transfers for policy loans	—	—	—	5,494	(8,574)
Policy charges	(26,976)	—	(101)	(63,434)	(14,740)
Contract terminations:
Surrender benefits	—	—	—	(79,620)	(12,749)
Death benefits	—	—	—	(2,875)	(3,282)
Units outstanding at end of year	77,330	—	4,294	1,066,180	553,050

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	109

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	CTIVP AC Div Bond, Cl 1(2)	CTIVP AC Div Bond, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 1(2)	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3
Operations
Investment income (loss) — net	$5	$75	$3	$569	$19,030
Net realized gain (loss) on sales of investments	—	—	—	(3)	(31,646)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1	35	(32)	681	65,191
Net increase (decrease) in net assets resulting from operations	6	110	(29)	1,247	52,575

Contract transactions
Contract purchase payments	75	939	229	8,560	30,355
Net transfers(1)	37	14	6,593	12	(26,667)
Transfers for policy loans	—	—	—	—	(1,036)
Policy charges	—	(73)	(88)	(1,069)	(28,139)
Contract terminations:
Surrender benefits	—	—	(80)	—	(79,556)
Death benefits	—	—	—	—	(2,522)
Increase (decrease) from contract transactions	112	880	6,654	7,503	(107,565)
Net assets at beginning of year	—	1,017	—	13,647	747,371
Net assets at end of year	$118	$2,007	$6,625	$22,397	$692,381

Accumulation unit activity
Units outstanding at beginning of year	—	851	—	12,073	537,124
Contract purchase payments	—	796	145	7,219	20,747
Net transfers(1)	35	11	6,192	11	(11,529)
Transfers for policy loans	—	—	—	—	(1,045)
Policy charges	—	(63)	(83)	(894)	(18,976)
Contract terminations:
Surrender benefits	—	—	—	—	(54,734)
Death benefits	—	—	—	—	(1,783)
Units outstanding at end of year	35	1,595	6,254	18,409	469,804

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

110	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	CTIVP CenterSquare Real Est, Cl 1(2)	CTIVP CenterSquare Real Est, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 1(2)	CTIVP Lazard Intl Eq Adv, Cl 2	CTIVP Loomis Sayles Gro, Cl 1(2)
Operations
Investment income (loss) — net	$1	$2,112	$3	$1,414	$—
Net realized gain (loss) on sales of investments	—	691	—	(271)	—
Distributions from capital gains	—	—	—	268	—
Net change in unrealized appreciation or depreciation of investments	7	25,084	10	6,966	3
Net increase (decrease) in net assets resulting from operations	8	27,887	13	8,377	3

Contract transactions
Contract purchase payments	154	22,231	154	25,077	20
Net transfers(1)	80	(8,525)	80	(2,797)	—
Transfers for policy loans	—	(42)	—	—	—
Policy charges	(32)	(5,573)	(32)	(1,102)	—
Contract terminations:
Surrender benefits	—	(1,612)	—	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	202	6,479	202	21,178	20
Net assets at beginning of year	—	104,965	—	41,752	—
Net assets at end of year	$210	$139,331	$215	$71,307	$23

Accumulation unit activity
Units outstanding at beginning of year	—	82,201	—	39,205	—
Contract purchase payments	71	14,580	76	21,589	—
Net transfers(1)	70	(5,567)	81	(2,406)	—
Transfers for policy loans	—	(25)	—	—	—
Policy charges	(28)	(3,657)	(31)	(956)	—
Contract terminations:
Surrender benefits	—	(1,045)	—	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	113	86,487	126	57,432	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	111

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	CTIVP Loomis Sayles Gro, Cl 2	CTIVP LA Capital Lg Cap Gro, Cl 1(2)	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Val, Cl 1(2)	CTIVP MFS Val, Cl 2
Operations
Investment income (loss) — net	$—	$—	$—	$—	$—
Net realized gain (loss) on sales of investments	407	—	2,877	2	1,878
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	10,396	4	1,629	1,605	35,524
Net increase (decrease) in net assets resulting from operations	10,803	4	4,506	1,607	37,402

Contract transactions
Contract purchase payments	5,465	20	4,651	2,701	33,163
Net transfers(1)	3,051	—	(9,964)	19,783	(7,972)
Transfers for policy loans	—	—	—	—	585
Policy charges	(3,053)	—	(2,740)	(294)	(2,467)
Contract terminations:
Surrender benefits	—	—	—	(23)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	5,463	20	(8,053)	22,167	23,309
Net assets at beginning of year	31,193	—	17,288	—	116,711
Net assets at end of year	$47,459	$24	$13,741	$23,774	$177,422

Accumulation unit activity
Units outstanding at beginning of year	14,590	—	8,808	—	66,555
Contract purchase payments	2,144	—	1,968	2,393	16,393
Net transfers(1)	1,360	—	(4,286)	18,377	(3,885)
Transfers for policy loans	—	—	—	—	288
Policy charges	(1,205)	—	(1,197)	(265)	(1,231)
Contract terminations:
Surrender benefits	—	—	—	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	16,889	—	5,293	20,505	78,120

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

112	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	CTIVP MS Adv, Cl 1(2)	CTIVP MS Adv, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 1(2)	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 1(2)
Operations
Investment income (loss) — net	$—	$—	$—	$—	$2
Net realized gain (loss) on sales of investments	—	139	—	338	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	3	3,025	3	4,846	3
Net increase (decrease) in net assets resulting from operations	3	3,164	3	5,184	5

Contract transactions
Contract purchase payments	20	1,450	20	4,153	154
Net transfers(1)	121	4,415	—	13,370	80
Transfers for policy loans	—	—	—	—	—
Policy charges	—	(871)	—	(366)	(32)
Contract terminations:
Surrender benefits	—	(24)	—	(17)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	141	4,970	20	17,140	202
Net assets at beginning of year	—	10,621	—	3,745	—
Net assets at end of year	$144	$18,755	$23	$26,069	$207

Accumulation unit activity
Units outstanding at beginning of year	—	5,166	—	2,480	—
Contract purchase payments	—	582	—	2,400	74
Net transfers(1)	109	1,808	—	9,061	74
Transfers for policy loans	—	—	—	—	—
Policy charges	—	(350)	—	(213)	(30)
Contract terminations:
Surrender benefits	—	—	—	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	109	7,206	—	13,728	118

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	113

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 1(2)	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 1(2)
Operations
Investment income (loss) — net	$273	$—	$—	$(4,611)	$1
Net realized gain (loss) on sales of investments	182	2	414	24,309	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	385	939	44,442	143,081	1
Net increase (decrease) in net assets resulting from operations	840	941	44,856	162,779	2

Contract transactions
Contract purchase payments	2,457	3,616	58,891	31,784	154
Net transfers(1)	(1,248)	11,871	17,851	112,917	80
Transfers for policy loans	—	—	585	(5,513)	—
Policy charges	(269)	(203)	(5,576)	(14,134)	(32)
Contract terminations:
Surrender benefits	(3,460)	(23)	—	(25,416)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(2,520)	15,261	71,751	99,638	202
Net assets at beginning of year	8,883	—	136,930	554,948	—
Net assets at end of year	$7,203	$16,202	$253,537	$817,365	$204

Accumulation unit activity
Units outstanding at beginning of year	8,257	—	71,362	209,872	—
Contract purchase payments	2,194	3,265	26,187	10,262	77
Net transfers(1)	(1,069)	11,263	8,048	53,541	77
Transfers for policy loans	—	—	263	(1,811)	—
Policy charges	(238)	(186)	(2,509)	(4,665)	(31)
Contract terminations:
Surrender benefits	(2,978)	—	—	(6,703)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	6,166	14,342	103,351	260,496	123

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

114	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	CTIVP WF Short Duration Govt, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 1(2)	CTIVP Westfield Mid Cap Gro, Cl 2	DWS Alt Asset Alloc VIP, Cl A(2)	DWS Alt Asset Alloc VIP, Cl B
Operations
Investment income (loss) — net	$44	$—	$—	$3	$6,323
Net realized gain (loss) on sales of investments	—	—	14	—	(299)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	87	16	6,282	2	18,939
Net increase (decrease) in net assets resulting from operations	131	16	6,296	5	24,963

Contract transactions
Contract purchase payments	269	99	2,869	75	26,144
Net transfers(1)	4,669	80	2,400	—	(6,957)
Transfers for policy loans	—	—	—	—	(964)
Policy charges	(42)	(32)	(317)	—	(7,660)
Contract terminations:
Surrender benefits	(78)	—	(1)	—	(2,857)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	4,818	147	4,951	75	7,706
Net assets at beginning of year	629	—	13,686	—	173,956
Net assets at end of year	$5,578	$163	$24,933	$80	$206,625

Accumulation unit activity
Units outstanding at beginning of year	540	—	8,275	—	179,313
Contract purchase payments	258	70	1,398	—	24,193
Net transfers(1)	4,521	73	1,113	—	(7,089)
Transfers for policy loans	—	—	—	—	(967)
Policy charges	(40)	(28)	(155)	—	(7,139)
Contract terminations:
Surrender benefits	—	—	—	—	(2,568)
Death benefits	—	—	—	—	—
Units outstanding at end of year	5,279	115	10,631	—	185,743

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	115

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Init Cl(2)	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2
Operations
Investment income (loss) — net	$49,589	$76	$(15,850)	$108,012	$53,181
Net realized gain (loss) on sales of investments	(2,942)	11	56,184	91,246	15,533
Distributions from capital gains	—	—	508,392	325,414	160,231
Net change in unrealized appreciation or depreciation of investments	37,611	1,768	608,452	425,507	222,604
Net increase (decrease) in net assets resulting from operations	84,258	1,855	1,157,178	950,179	451,549

Contract transactions
Contract purchase payments	32,234	903	155,262	143,353	71,193
Net transfers(1)	191,736	20,127	17,184	(125,990)	(194,418)
Transfers for policy loans	(15,867)	—	(18,243)	13,281	(38,317)
Policy charges	(27,412)	(399)	(102,805)	(157,788)	(44,326)
Contract terminations:
Surrender benefits	(60,614)	(145)	(241,512)	(257,497)	(180,635)
Death benefits	—	—	(2,273)	(2)	—
Increase (decrease) from contract transactions	120,077	20,486	(192,387)	(384,643)	(386,503)
Net assets at beginning of year	1,287,751	—	3,835,100	3,438,944	1,683,737
Net assets at end of year	$1,492,086	$22,341	$4,799,891	$4,004,480	$1,748,783

Accumulation unit activity
Units outstanding at beginning of year	906,460	—	1,895,495	1,340,558	1,195,453
Contract purchase payments	22,888	696	64,869	49,967	44,321
Net transfers(1)	169,755	18,805	11,977	(49,447)	(108,166)
Transfers for policy loans	(10,017)	—	(6,166)	4,651	(23,786)
Policy charges	(16,867)	(359)	(42,172)	(57,129)	(27,414)
Contract terminations:
Surrender benefits	(40,267)	—	(104,869)	(81,357)	(113,217)
Death benefits	—	—	(622)	(1)	—
Units outstanding at end of year	1,031,952	19,142	1,818,512	1,207,242	967,191

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

116	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Fid VIP Mid Cap, Init Cl(2)	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2
Operations
Investment income (loss) — net	$2	$4,147	$11,452	$12,003	$9,808
Net realized gain (loss) on sales of investments	—	222	(73,951)	19,298	21,328
Distributions from capital gains	—	570,937	535,446	45,284	37,608
Net change in unrealized appreciation or depreciation of investments	25	461,847	475,750	220,824	175,307
Net increase (decrease) in net assets resulting from operations	27	1,037,153	948,697	297,409	244,051

Contract transactions
Contract purchase payments	283	171,093	225,239	60,069	64,901
Net transfers(1)	185	(152,547)	(343,060)	(23,025)	(165,205)
Transfers for policy loans	—	(14,743)	(33,427)	(5,609)	(10,319)
Policy charges	(70)	(198,816)	(114,103)	(43,566)	(19,336)
Contract terminations:
Surrender benefits	—	(257,322)	(282,959)	(48,173)	(60,712)
Death benefits	—	(2)	—	—	—
Increase (decrease) from contract transactions	398	(452,337)	(548,310)	(60,304)	(190,671)
Net assets at beginning of year	—	4,764,807	4,311,071	1,133,612	956,487
Net assets at end of year	$425	$5,349,623	$4,711,458	$1,370,717	$1,009,867

Accumulation unit activity
Units outstanding at beginning of year	—	1,395,569	3,180,691	693,274	851,685
Contract purchase payments	154	43,900	142,341	31,997	50,390
Net transfers(1)	188	(36,661)	(165,769)	(8,894)	(115,285)
Transfers for policy loans	—	(3,281)	(23,128)	(4,113)	(8,641)
Policy charges	(69)	(50,009)	(75,175)	(24,182)	(15,213)
Contract terminations:
Surrender benefits	—	(66,587)	(184,879)	(26,149)	(49,040)
Death benefits	—	—	—	—	—
Units outstanding at end of year	273	1,282,931	2,874,081	661,933	713,896

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	117

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Fid VIP Strategic Inc, Init Cl(2)	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 1(2)	Frank Inc, Cl 2
Operations
Investment income (loss) — net	$3	$882	$47,511	$4	$8,667
Net realized gain (loss) on sales of investments	—	(145)	17,853	—	23
Distributions from capital gains	1	209	47,030	1	3,114
Net change in unrealized appreciation or depreciation of investments	2	1,291	327,116	1	14,825
Net increase (decrease) in net assets resulting from operations	6	2,237	439,510	6	26,629

Contract transactions
Contract purchase payments	74	6,734	103,682	75	11,797
Net transfers(1)	—	995	16,393	—	78,072
Transfers for policy loans	—	2,943	1,559	—	774
Policy charges	—	(1,627)	(83,981)	—	(5,508)
Contract terminations:
Surrender benefits	—	38	(118,119)	—	(23,676)
Death benefits	—	—	(2,596)	—	—
Increase (decrease) from contract transactions	74	9,083	(83,062)	75	61,459
Net assets at beginning of year	—	17,941	2,053,362	—	157,239
Net assets at end of year	$80	$29,261	$2,409,810	$81	$245,327

Accumulation unit activity
Units outstanding at beginning of year	—	15,483	969,100	—	151,750
Contract purchase payments	—	5,501	42,386	—	9,956
Net transfers(1)	—	789	15,809	—	67,707
Transfers for policy loans	—	2,363	(134)	—	671
Policy charges	—	(1,318)	(34,979)	—	(4,838)
Contract terminations:
Surrender benefits	—	2	(44,004)	—	(20,273)
Death benefits	—	—	(1,002)	—	—
Units outstanding at end of year	—	22,820	947,176	—	204,973

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

118	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Frank Mutual Shares, Cl 1(2)	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 1(2)	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst
Operations
Investment income (loss) — net	$2	$22,566	$1	$11,588	$12,637
Net realized gain (loss) on sales of investments	5	(10,007)	—	(61,939)	(19,837)
Distributions from capital gains	7	163,670	12	376,713	213,147
Net change in unrealized appreciation or depreciation of investments	809	157,676	75	185,625	1,291,350
Net increase (decrease) in net assets resulting from operations	823	333,905	88	511,987	1,497,297

Contract transactions
Contract purchase payments	321	83,806	2,439	96,283	203,208
Net transfers(1)	10,551	(24,183)	159	(46,114)	(209,911)
Transfers for policy loans	—	(60,079)	—	(8,964)	(31,111)
Policy charges	(141)	(34,865)	(93)	(65,077)	(164,010)
Contract terminations:
Surrender benefits	(83)	(79,704)	—	(104,107)	(302,017)
Death benefits	—	—	—	—	(2,367)
Increase (decrease) from contract transactions	10,648	(115,025)	2,505	(127,979)	(506,208)
Net assets at beginning of year	—	1,576,822	—	2,056,781	5,010,597
Net assets at end of year	$11,471	$1,795,702	$2,593	$2,440,789	$6,001,686

Accumulation unit activity
Units outstanding at beginning of year	—	787,957	—	745,636	1,877,909
Contract purchase payments	229	38,325	2,214	33,920	64,625
Net transfers(1)	10,221	(354)	159	(21,327)	(37,823)
Transfers for policy loans	—	(46,281)	—	(9,736)	(29,481)
Policy charges	(132)	(15,216)	(88)	(21,493)	(49,580)
Contract terminations:
Surrender benefits	—	(31,140)	—	(27,398)	(104,115)
Death benefits	—	—	—	—	(738)
Units outstanding at end of year	10,318	733,291	2,285	699,602	1,720,797

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	119

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco Opp VI Global, Ser I(2)	Invesco Opp VI Global, Ser II
Operations
Investment income (loss) — net	$784	$(820)	$17,302	$2	$415
Net realized gain (loss) on sales of investments	(289)	(1,445)	22,511	—	8,141
Distributions from capital gains	—	10,237	90,012	25	222,290
Net change in unrealized appreciation or depreciation of investments	2,620	91,598	409,893	71	172,514
Net increase (decrease) in net assets resulting from operations	3,115	99,570	539,718	98	403,360

Contract transactions
Contract purchase payments	2,520	14,467	80,231	2,398	117,657
Net transfers(1)	(2,712)	(3,809)	(133,105)	—	15,167
Transfers for policy loans	(724)	(3,557)	(34,606)	—	(18,093)
Policy charges	(586)	(14,448)	(73,718)	(29)	(26,403)
Contract terminations:
Surrender benefits	(1,656)	(9,573)	(146,867)	—	(36,366)
Death benefits	—	—	(2)	—	—
Increase (decrease) from contract transactions	(3,158)	(16,920)	(308,067)	2,369	51,962
Net assets at beginning of year	40,017	419,826	2,277,143	—	1,307,268
Net assets at end of year	$39,974	$502,476	$2,508,794	$2,467	$1,762,590

Accumulation unit activity
Units outstanding at beginning of year	45,069	131,437	846,219	—	658,215
Contract purchase payments	2,698	3,830	26,125	1,990	56,341
Net transfers(1)	(2,931)	(869)	(39,166)	—	12,956
Transfers for policy loans	(771)	(1,277)	(10,556)	—	(8,970)
Policy charges	(628)	(3,866)	(24,274)	(26)	(12,086)
Contract terminations:
Surrender benefits	(1,810)	(2,646)	(57,330)	—	(14,980)
Death benefits	—	—	(1)	—	—
Units outstanding at end of year	41,627	126,609	741,017	1,964	691,476

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

120	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Inves Opp VI Gbl Strat Inc, Ser I(2)	Inves Opp VI Gbl Strat Inc, Ser II	Inves Opp VI Mn St Sm Cap, Ser I(2)	Inves Opp VI Mn St Sm Cap, Ser II	Invesco VI Am Fran, Ser I
Operations
Investment income (loss) — net	$3	$54,136	$—	$(5,494)	$(3,588)
Net realized gain (loss) on sales of investments	—	(16,966)	8	(12,228)	25,493
Distributions from capital gains	—	—	9	114,972	75,899
Net change in unrealized appreciation or depreciation of investments	1	144,385	809	170,868	67,309
Net increase (decrease) in net assets resulting from operations	4	181,555	826	268,118	165,113

Contract transactions
Contract purchase payments	75	71,589	2,580	83,957	17,810
Net transfers(1)	—	140,015	8,020	(32,546)	(35,804)
Transfers for policy loans	—	(31,090)	—	(20,005)	(8,522)
Policy charges	—	(67,097)	(174)	(26,479)	(22,463)
Contract terminations:
Surrender benefits	—	(106,327)	(108)	(44,228)	(27,883)
Death benefits	—	(2,535)	—	—	—
Increase (decrease) from contract transactions	75	4,555	10,318	(39,301)	(76,862)
Net assets at beginning of year	—	1,843,592	—	1,056,648	488,408
Net assets at end of year	$79	$2,029,702	$11,144	$1,285,465	$576,659

Accumulation unit activity
Units outstanding at beginning of year	—	1,252,285	—	525,925	261,442
Contract purchase payments	—	45,793	2,396	37,742	8,106
Net transfers(1)	—	124,890	8,130	(7,140)	(15,864)
Transfers for policy loans	—	(21,227)	—	(11,349)	(4,028)
Policy charges	—	(42,576)	(169)	(11,094)	(10,040)
Contract terminations:
Surrender benefits	—	(73,069)	—	(15,550)	(12,549)
Death benefits	—	(1,522)	—	—	—
Units outstanding at end of year	—	1,284,574	10,357	518,534	227,067

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	121

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser I(2)	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I
Operations
Investment income (loss) — net	$(3,650)	$—	$(892)	$3,014	$7,665
Net realized gain (loss) on sales of investments	5,209	—	(1,949)	1,028	171,926
Distributions from capital gains	111,712	—	—	39,042	1,029,408
Net change in unrealized appreciation or depreciation of investments	95,238	6	25,493	17,377	950,746
Net increase (decrease) in net assets resulting from operations	208,509	6	22,652	60,461	2,159,745

Contract transactions
Contract purchase payments	34,882	75	14,981	8,089	367,854
Net transfers(1)	(19,600)	—	72,756	37,676	(214,801)
Transfers for policy loans	(7,918)	—	(14,329)	(4,147)	(5,292)
Policy charges	(19,145)	—	(1,210)	(5,397)	(456,779)
Contract terminations:
Surrender benefits	(110,822)	—	(6,837)	(18,976)	(405,330)
Death benefits	—	—	—	(2,265)	(1,721)
Increase (decrease) from contract transactions	(122,603)	75	65,361	14,980	(716,069)
Net assets at beginning of year	626,670	—	150,566	237,677	8,026,382
Net assets at end of year	$712,576	$81	$238,579	$313,118	$9,470,058

Accumulation unit activity
Units outstanding at beginning of year	380,294	—	137,964	127,634	2,771,408
Contract purchase payments	17,837	—	12,211	3,676	109,006
Net transfers(1)	(9,707)	—	60,338	21,814	(63,470)
Transfers for policy loans	(4,469)	—	(12,322)	(1,833)	(2,449)
Policy charges	(9,846)	—	(985)	(2,591)	(134,664)
Contract terminations:
Surrender benefits	(56,467)	—	(5,282)	(11,068)	(121,451)
Death benefits	—	—	—	(665)	(485)
Units outstanding at end of year	317,642	—	191,924	136,967	2,557,895

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

122	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy, Cl II	Janus Henderson VIT Bal, Inst(2)
Operations
Investment income (loss) — net	$23,990	$8,453	$(4,348)	$2,214	$5
Net realized gain (loss) on sales of investments	12,156	27,362	27,858	(740)	—
Distributions from capital gains	56,336	78,333	54,083	5,446	4
Net change in unrealized appreciation or depreciation of investments	128,370	168,513	114,469	14,592	18
Net increase (decrease) in net assets resulting from operations	220,852	282,661	192,062	21,512	27

Contract transactions
Contract purchase payments	31,427	49,227	30,718	7,987	150
Net transfers(1)	(5,050)	(43,722)	(4,703)	25,142	372
Transfers for policy loans	(6,978)	(3,516)	(2,600)	11,086	—
Policy charges	(16,956)	(27,199)	(17,258)	(1,062)	—
Contract terminations:
Surrender benefits	(61,600)	(68,125)	(15,349)	(11,851)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(59,157)	(93,335)	(9,192)	31,302	522
Net assets at beginning of year	942,604	1,043,052	552,028	88,928	—
Net assets at end of year	$1,104,299	$1,232,378	$734,898	$141,742	$549

Accumulation unit activity
Units outstanding at beginning of year	527,829	698,865	172,870	93,602	—
Contract purchase payments	15,302	25,686	7,884	7,138	—
Net transfers(1)	(3,674)	(44,333)	227	23,662	329
Transfers for policy loans	(4,669)	(1,143)	(532)	10,461	—
Policy charges	(8,336)	(16,279)	(4,422)	(954)	—
Contract terminations:
Surrender benefits	(30,053)	(45,325)	(3,582)	(10,904)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	496,399	617,471	172,445	123,005	329

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	123

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Inst(2)	Janus Henderson VIT Flex Bd, Serv	Janus Hend VIT Gbl Tech Innov, Srv
Operations
Investment income (loss) — net	$157	$(3,681)	$3	$33	$(10,100)
Net realized gain (loss) on sales of investments	20	21,132	—	(8)	121,296
Distributions from capital gains	153	42,756	—	—	126,358
Net change in unrealized appreciation or depreciation of investments	1,134	137,968	3	70	370,502
Net increase (decrease) in net assets resulting from operations	1,464	198,175	6	95	608,056

Contract transactions
Contract purchase payments	3,492	15,742	75	351	62,442
Net transfers(1)	6,030	(1,613)	84	—	52,818
Transfers for policy loans	—	(13,429)	—	—	(35,178)
Policy charges	(553)	(18,165)	—	(38)	(37,577)
Contract terminations:
Surrender benefits	—	(13,567)	—	—	(136,524)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	8,969	(31,032)	159	313	(94,019)
Net assets at beginning of year	3,888	585,079	—	904	1,418,929
Net assets at end of year	$14,321	$752,222	$165	$1,312	$1,932,966

Accumulation unit activity
Units outstanding at beginning of year	3,900	170,993	—	748	527,521
Contract purchase payments	3,116	3,897	—	303	14,487
Net transfers(1)	5,220	175	78	—	19,973
Transfers for policy loans	—	(4,431)	—	—	(14,203)
Policy charges	(489)	(4,885)	—	(33)	(10,817)
Contract terminations:
Surrender benefits	—	(4,342)	—	—	(50,849)
Death benefits	—	—	—	—	—
Units outstanding at end of year	11,747	161,407	78	1,018	486,112

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

124	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Inst(2)	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Inv(2)	Lazard Ret Global Dyn MA, Serv
Operations
Investment income (loss) — net	$20,386	$1	$(1,843)	$—	$(407)
Net realized gain (loss) on sales of investments	(49,088)	—	28,132	—	(1,107)
Distributions from capital gains	—	16	48,680	—	95
Net change in unrealized appreciation or depreciation of investments	412,363	11	60,093	7	15,469
Net increase (decrease) in net assets resulting from operations	383,661	28	135,062	7	14,050

Contract transactions
Contract purchase payments	84,754	150	16,178	75	609
Net transfers(1)	(91,043)	—	(15,968)	—	(20,391)
Transfers for policy loans	(18,184)	—	(2,397)	—	(1,122)
Policy charges	(59,587)	—	(13,044)	—	(413)
Contract terminations:
Surrender benefits	(104,559)	—	(57,401)	—	(7,449)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(188,619)	150	(72,632)	75	(28,766)
Net assets at beginning of year	1,575,562	—	418,916	—	82,768
Net assets at end of year	$1,770,604	$178	$481,346	$82	$68,052

Accumulation unit activity
Units outstanding at beginning of year	1,060,110	—	192,714	—	72,808
Contract purchase payments	51,338	—	5,747	—	462
Net transfers(1)	(51,512)	—	(10,151)	—	(14,522)
Transfers for policy loans	(18,509)	—	(937)	—	(927)
Policy charges	(36,551)	—	(5,029)	—	(331)
Contract terminations:
Surrender benefits	(68,122)	—	(24,876)	—	(5,890)
Death benefits	—	—	—	—	—
Units outstanding at end of year	936,754	—	157,468	—	51,600

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	125

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Init Cl(2)	MFS Utilities, Serv Cl	MS VIF Dis, Cl I(2)
Operations
Investment income (loss) — net	$(6,359)	$(9,873)	$5	$39,612	$—
Net realized gain (loss) on sales of investments	45,973	26,008	2	40,912	—
Distributions from capital gains	180,506	343,770	—	3,684	12
Net change in unrealized appreciation or depreciation of investments	495,178	189,688	140	182,177	(2)
Net increase (decrease) in net assets resulting from operations	715,298	549,593	147	266,385	10

Contract transactions
Contract purchase payments	59,118	66,614	279	71,538	75
Net transfers(1)	71,875	3,647	6,595	(139,850)	—
Transfers for policy loans	(53,036)	(4,558)	—	(11,381)	—
Policy charges	(60,262)	(49,590)	(88)	(56,346)	—
Contract terminations:
Surrender benefits	(126,606)	(33,024)	(143)	(142,809)	—
Death benefits	(1)	(2,299)	—	(2,568)	—
Increase (decrease) from contract transactions	(108,912)	(19,210)	6,643	(281,416)	75
Net assets at beginning of year	1,886,609	1,357,481	—	1,190,174	—
Net assets at end of year	$2,492,995	$1,887,864	$6,790	$1,175,143	$85

Accumulation unit activity
Units outstanding at beginning of year	1,440,131	474,306	—	460,156	—
Contract purchase payments	37,099	15,640	137	27,155	—
Net transfers(1)	42,593	22,318	5,857	(69,522)	—
Transfers for policy loans	(30,606)	(1,831)	—	(2,806)	—
Policy charges	(38,039)	(14,149)	(79)	(20,684)	—
Contract terminations:
Surrender benefits	(80,111)	(7,212)	—	(38,459)	—
Death benefits	(1)	(476)	—	(908)	—
Units outstanding at end of year	1,371,066	488,596	5,915	354,932	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

126	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT Sus Eq, Cl I(2)	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S
Operations
Investment income (loss) — net	$(4,070)	$6,786	$—	$13	$13
Net realized gain (loss) on sales of investments	3,877	6,849	—	128	(96)
Distributions from capital gains	85,565	17,121	6	248	—
Net change in unrealized appreciation or depreciation of investments	77,265	23,226	7	630	1,379
Net increase (decrease) in net assets resulting from operations	162,637	53,982	13	1,019	1,296

Contract transactions
Contract purchase payments	31,040	18,902	100	1,589	3,085
Net transfers(1)	82,279	37,999	—	(961)	(1,618)
Transfers for policy loans	(2,739)	(3,237)	—	—	(65)
Policy charges	(17,827)	(11,225)	—	(780)	(462)
Contract terminations:
Surrender benefits	(28,192)	(8,606)	—	—	(73)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	64,561	33,833	100	(152)	867
Net assets at beginning of year	442,162	304,062	—	3,908	8,647
Net assets at end of year	$669,360	$391,877	$113	$4,775	$10,810

Accumulation unit activity
Units outstanding at beginning of year	197,568	212,990	—	2,146	9,013
Contract purchase payments	10,604	10,955	—	771	3,056
Net transfers(1)	13,571	28,378	—	(450)	(1,745)
Transfers for policy loans	(302)	(2,659)	—	—	(72)
Policy charges	(5,950)	(7,670)	—	(378)	(460)
Contract terminations:
Surrender benefits	(11,216)	(6,499)	—	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	204,275	235,495	—	2,089	9,792

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	127

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset, Inst Cl(2)	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Tot Return, Inst Cl(2)
Operations
Investment income (loss) — net	$22,714	$2	$85	$4,363	$49
Net realized gain (loss) on sales of investments	(2,432)	—	1	305	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	91,300	3	512	7,903	64
Net increase (decrease) in net assets resulting from operations	111,582	5	598	12,571	113

Contract transactions
Contract purchase payments	107,633	75	552	2,815	2,000
Net transfers(1)	(92,960)	—	—	126,023	—
Transfers for policy loans	2,133	—	—	(5,139)	—
Policy charges	(34,848)	—	(92)	(3,355)	—
Contract terminations:
Surrender benefits	(65,843)	—	—	(8,814)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(83,885)	75	460	111,530	2,000
Net assets at beginning of year	1,055,488	—	3,351	132,392	—
Net assets at end of year	$1,083,185	$80	$4,409	$256,493	$2,113

Accumulation unit activity
Units outstanding at beginning of year	718,778	—	3,023	118,437	—
Contract purchase payments	71,651	—	465	2,479	—
Net transfers(1)	(59,386)	—	—	113,763	—
Transfers for policy loans	1,955	—	—	(4,659)	—
Policy charges	(22,534)	—	(78)	(2,997)	—
Contract terminations:
Surrender benefits	(43,871)	—	—	(5,627)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	666,593	—	3,410	221,396	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

128	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB
Operations
Investment income (loss) — net	$(5,820)	$21,718	$1,492	$(17,915)	$14
Net realized gain (loss) on sales of investments	(14,768)	(3,550)	(832)	257,552	2,998
Distributions from capital gains	44,130	—	298	1,375,886	16,389
Net change in unrealized appreciation or depreciation of investments	226,581	34,989	33,785	1,320,484	13,600
Net increase (decrease) in net assets resulting from operations	250,123	53,157	34,743	2,936,007	33,001

Contract transactions
Contract purchase payments	32,799	14,282	5,648	266,719	1,607
Net transfers(1)	(5,809)	(5,868)	(15,603)	(329,033)	(7,537)
Transfers for policy loans	(18,853)	3,080	(7,924)	(60,730)	(18,198)
Policy charges	(18,583)	(16,211)	(4,104)	(365,326)	(2,634)
Contract terminations:
Surrender benefits	(66,139)	(19,955)	(9,656)	(321,607)	(11,066)
Death benefits	—	—	—	(2,397)	—
Increase (decrease) from contract transactions	(76,585)	(24,672)	(31,639)	(812,374)	(37,828)
Net assets at beginning of year	881,944	403,145	156,985	8,568,211	113,941
Net assets at end of year	$1,055,482	$431,630	$160,089	$10,691,844	$109,114

Accumulation unit activity
Units outstanding at beginning of year	307,128	163,589	97,678	2,582,694	45,019
Contract purchase payments	10,680	5,335	2,940	66,948	520
Net transfers(1)	3,810	(2,420)	(7,530)	(84,088)	(1,438)
Transfers for policy loans	(5,857)	1,261	(4,062)	(15,487)	(6,948)
Policy charges	(5,744)	(6,079)	(2,157)	(91,544)	(888)
Contract terminations:
Surrender benefits	(21,405)	(7,201)	(4,932)	(81,726)	(3,627)
Death benefits	—	—	—	(572)	—
Units outstanding at end of year	288,612	154,485	81,937	2,376,225	32,638

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	129

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 1(2)	Temp Global Bond, Cl 2	Third Ave VST FFI Strat	VanEck VIP Global Gold, Cl S
Operations
Investment income (loss) — net	$(12,677)	$5	$11,694	$(6,650)	$(851)
Net realized gain (loss) on sales of investments	(17,571)	—	183	(773)	(882)
Distributions from capital gains	172,072	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	172,597	(5)	(10,004)	201,230	56,938
Net increase (decrease) in net assets resulting from operations	314,421	—	1,873	193,807	55,205

Contract transactions
Contract purchase payments	82,668	75	7,468	96,939	14,085
Net transfers(1)	(26,465)	—	28,557	(57,666)	(23,107)
Transfers for policy loans	(12,798)	—	(768)	12,036	(12,955)
Policy charges	(82,542)	—	(4,183)	(71,465)	(2,379)
Contract terminations:
Surrender benefits	(84,421)	—	(6,332)	(79,532)	(3,660)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(123,558)	75	24,742	(99,688)	(28,016)
Net assets at beginning of year	1,739,660	—	173,929	1,669,674	182,815
Net assets at end of year	$1,930,523	$75	$200,544	$1,763,793	$210,004

Accumulation unit activity
Units outstanding at beginning of year	657,810	—	176,151	801,946	228,582
Contract purchase payments	28,501	—	7,220	43,841	14,573
Net transfers(1)	(8,727)	—	28,163	(26,453)	(34,247)
Transfers for policy loans	(4,813)	—	(751)	5,715	(13,019)
Policy charges	(27,714)	—	(4,154)	(32,093)	(2,556)
Contract terminations:
Surrender benefits	(29,525)	—	(6,509)	(35,598)	(3,372)
Death benefits	—	—	—	—	—
Units outstanding at end of year	615,532	—	200,120	757,358	189,961

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

130	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	VP Aggr, Cl 1(2)	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 1(2)	VP Conserv, Cl 2
Operations
Investment income (loss) — net	$—	$(69,371)	$(103,989)	$—	$(4,460)
Net realized gain (loss) on sales of investments	—	420,310	841,736	—	11,788
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	17	2,712,503	2,864,821	1	42,686
Net increase (decrease) in net assets resulting from operations	17	3,063,442	3,602,568	1	50,014

Contract transactions
Contract purchase payments	769	1,371,621	850,403	20	76,207
Net transfers(1)	230	(771,814)	(138,541)	—	44,474
Transfers for policy loans	—	(20,771)	2,443	—	(21,814)
Policy charges	(450)	(384,984)	(436,936)	—	(46,270)
Contract terminations:
Surrender benefits	—	(131,925)	(721,980)	—	(22)
Death benefits	—	—	—	—	(2,492)
Increase (decrease) from contract transactions	549	62,127	(444,611)	20	50,083
Net assets at beginning of year	—	14,705,419	17,256,540	—	528,202
Net assets at end of year	$566	$17,830,988	$20,414,497	$21	$628,299

Accumulation unit activity
Units outstanding at beginning of year	—	9,421,879	10,946,249	—	422,036
Contract purchase payments	688	795,066	470,593	—	57,342
Net transfers(1)	219	(394,359)	(23,920)	—	30,620
Transfers for policy loans	—	(17,392)	2,701	—	(16,044)
Policy charges	(417)	(221,223)	(252,016)	—	(34,921)
Contract terminations:
Surrender benefits	—	(69,911)	(435,404)	—	(11)
Death benefits	—	—	—	—	(1,874)
Units outstanding at end of year	490	9,514,060	10,708,203	—	457,148

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	131

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 1(2)	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 1(2)	VP Man Vol Conserv Gro, Cl 2
Operations
Investment income (loss) — net	$(3,925)	$—	$(147)	$—	$(430)
Net realized gain (loss) on sales of investments	10,585	—	860	—	1,833
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	52,917	2	1,491	2	6,061
Net increase (decrease) in net assets resulting from operations	59,577	2	2,204	2	7,464

Contract transactions
Contract purchase payments	34,497	20	98	20	1,119
Net transfers(1)	334,489	—	8,888	—	—
Transfers for policy loans	(47)	—	(1,680)	—	—
Policy charges	(37,336)	—	(578)	—	(754)
Contract terminations:
Surrender benefits	(59,812)	—	—	—	(18,543)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	271,791	20	6,728	20	(18,178)
Net assets at beginning of year	567,048	—	15,716	—	59,021
Net assets at end of year	$898,416	$22	$24,648	$22	$48,307

Accumulation unit activity
Units outstanding at beginning of year	444,937	—	14,848	—	55,766
Contract purchase payments	25,090	—	91	—	983
Net transfers(1)	270,392	—	8,006	—	—
Transfers for policy loans	(48)	—	(1,448)	—	—
Policy charges	(27,754)	—	(509)	—	(658)
Contract terminations:
Surrender benefits	(44,371)	—	—	—	(15,615)
Death benefits	—	—	—	—	—
Units outstanding at end of year	668,246	—	20,988	—	40,476

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

132	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	VP Man Vol Gro, Cl 1(2)	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 1(2)	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 1(2)
Operations
Investment income (loss) — net	$—	$(5,247)	$—	$(5,468)	$—
Net realized gain (loss) on sales of investments	1	4,466	—	18,970	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	115	270,557	91	204,477	2
Net increase (decrease) in net assets resulting from operations	116	269,776	91	217,979	2

Contract transactions
Contract purchase payments	8,355	63,131	20	85,111	20
Net transfers(1)	—	37,181	4,547	185,493	—
Transfers for policy loans	—	(1,696)	—	(3,160)	—
Policy charges	(115)	(19,894)	(157)	(51,707)	—
Contract terminations:
Surrender benefits	(22)	(26)	—	(196,360)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	8,218	78,696	4,410	19,377	20
Net assets at beginning of year	—	1,478,364	—	1,397,218	—
Net assets at end of year	$8,334	$1,826,836	$4,501	$1,634,574	$22

Accumulation unit activity
Units outstanding at beginning of year	—	1,367,642	—	1,290,769	—
Contract purchase payments	7,707	52,341	—	71,106	—
Net transfers(1)	—	31,922	4,244	156,501	—
Transfers for policy loans	—	(1,497)	—	(2,580)	—
Policy charges	(108)	(16,717)	(146)	(43,509)	—
Contract terminations:
Surrender benefits	—	—	—	(168,371)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	7,599	1,433,691	4,098	1,303,916	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	133

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 1(2)	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4
Operations
Investment income (loss) — net	$(163,242)	$(199,908)	$—	$(194,293)	$(302,744)
Net realized gain (loss) on sales of investments	608,504	2,121,927	4	831,114	3,394,131
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	3,136,129	3,254,773	2,212	4,872,424	6,537,574
Net increase (decrease) in net assets resulting from operations	3,581,391	5,176,792	2,216	5,509,245	9,628,961

Contract transactions
Contract purchase payments	1,655,181	1,696,182	24,572	2,684,632	2,621,085
Net transfers(1)	876,732	(874,104)	33,602	(584,433)	(1,534,491)
Transfers for policy loans	(126,766)	(195,291)	—	(456,195)	63,260
Policy charges	(883,958)	(1,477,719)	(1,663)	(957,694)	(1,434,690)
Contract terminations:
Surrender benefits	(1,737,470)	(4,432,591)	(22)	(776,342)	(4,215,918)
Death benefits	(7,773)	—	—	—	(39,517)
Increase (decrease) from contract transactions	(224,054)	(5,283,523)	56,489	(90,032)	(4,540,271)
Net assets at beginning of year	23,208,214	35,674,577	—	30,498,820	54,778,155
Net assets at end of year	$26,565,551	$35,567,846	$58,705	$35,918,033	$59,866,845

Accumulation unit activity
Units outstanding at beginning of year	16,008,210	24,896,688	—	20,043,012	35,799,561
Contract purchase payments	1,066,192	1,092,107	22,941	1,625,410	1,571,782
Net transfers(1)	556,905	(568,996)	31,956	(308,160)	(679,434)
Transfers for policy loans	(84,553)	(108,943)	—	(252,135)	37,622
Policy charges	(557,451)	(927,921)	(1,554)	(576,666)	(842,450)
Contract terminations:
Surrender benefits	(1,148,435)	(3,012,756)	—	(439,249)	(2,656,492)
Death benefits	(4,850)	—	—	—	(22,251)
Units outstanding at end of year	15,836,018	21,370,179	53,343	20,092,212	33,208,338

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

134	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	VP Mod Conserv, Cl 1(2)	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 1(2)	VP Ptnrs Core Bond, Cl 2
Operations
Investment income (loss) — net	$—	$(15,539)	$(21,812)	$2	$68
Net realized gain (loss) on sales of investments	—	87,542	164,665	—	(3)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	2	182,621	364,293	4	176
Net increase (decrease) in net assets resulting from operations	2	254,624	507,146	6	241

Contract transactions
Contract purchase payments	20	142,865	344,568	75	810
Net transfers(1)	—	(207,771)	(4,403)	46	1,079
Transfers for policy loans	—	12,244	9,276	—	—
Policy charges	—	(151,129)	(314,248)	—	(413)
Contract terminations:
Surrender benefits	—	(141,662)	(363,810)	—	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	20	(345,453)	(328,617)	121	1,476
Net assets at beginning of year	—	2,168,108	4,111,503	—	2,750
Net assets at end of year	$22	$2,077,279	$4,290,032	$127	$4,467

Accumulation unit activity
Units outstanding at beginning of year	—	1,598,065	2,995,668	—	2,453
Contract purchase payments	—	99,837	230,380	—	707
Net transfers(1)	—	(149,481)	7,095	43	915
Transfers for policy loans	—	8,237	6,356	—	—
Policy charges	—	(103,487)	(214,095)	—	(361)
Contract terminations:
Surrender benefits	—	(96,361)	(245,044)	—	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	—	1,356,810	2,780,360	43	3,714

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	135

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	VP Ptnrs Core Eq, Cl 1(2)	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Intl Core Eq, Cl 1(2)	VP Ptnrs Intl Core Eq, Cl 2
Operations
Investment income (loss) — net	$—	$—	$(2,187)	$2	$679
Net realized gain (loss) on sales of investments	—	65	40,875	—	(49)
Distributions from capital gains	—	—	—	1	409
Net change in unrealized appreciation or depreciation of investments	3	57	39,444	3	3,453
Net increase (decrease) in net assets resulting from operations	3	122	78,132	6	4,492

Contract transactions
Contract purchase payments	20	281	10,218	75	7,583
Net transfers(1)	—	(499)	(1,609)	—	600
Transfers for policy loans	—	—	(3,066)	—	—
Policy charges	—	—	(5,989)	—	(1,463)
Contract terminations:
Surrender benefits	—	—	(56,853)	—	—
Death benefits	—	—	(2,292)	—	—
Increase (decrease) from contract transactions	20	(218)	(59,591)	75	6,720
Net assets at beginning of year	—	596	324,695	—	21,227
Net assets at end of year	$23	$500	$343,236	$81	$32,439

Accumulation unit activity
Units outstanding at beginning of year	—	338	171,128	—	18,391
Contract purchase payments	—	138	4,773	—	6,019
Net transfers(1)	—	(255)	(6,547)	—	475
Transfers for policy loans	—	—	(2,194)	—	—
Policy charges	—	—	(2,877)	—	(1,150)
Contract terminations:
Surrender benefits	—	—	(31,690)	—	—
Death benefits	—	—	(721)	—	—
Units outstanding at end of year	—	221	131,872	—	23,735

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

136	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	VP Ptnrs Intl Gro, Cl 1(2)	VP Ptnrs Intl Gro, Cl 2	VP Ptnrs Intl Val, Cl 1(2)	VP Ptnrs Intl Val, Cl 2	VP Ptnrs Sm Cap Gro, Cl 1(2)
Operations
Investment income (loss) — net	$1	$1,225	$12	$2,509	$—
Net realized gain (loss) on sales of investments	—	(911)	—	(1,328)	—
Distributions from capital gains	3	4,491	2	1,967	—
Net change in unrealized appreciation or depreciation of investments	18	26,843	23	5,337	4
Net increase (decrease) in net assets resulting from operations	22	31,648	37	8,485	4

Contract transactions
Contract purchase payments	154	22,657	2,372	7,758	100
Net transfers(1)	79	9,127	79	5,676	—
Transfers for policy loans	—	2,807	—	—	—
Policy charges	(32)	(5,764)	(61)	(1,090)	—
Contract terminations:
Surrender benefits	—	(1,227)	—	(3,086)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	201	27,600	2,390	9,258	100
Net assets at beginning of year	—	103,419	—	53,621	—
Net assets at end of year	$223	$162,667	$2,427	$71,364	$104

Accumulation unit activity
Units outstanding at beginning of year	—	88,403	—	44,876	—
Contract purchase payments	72	16,988	2,218	6,066	—
Net transfers(1)	78	7,923	83	5,011	—
Transfers for policy loans	—	2,084	—	—	—
Policy charges	(30)	(4,327)	(60)	(853)	—
Contract terminations:
Surrender benefits	—	(1,031)	—	(2,337)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	120	110,040	2,241	52,763	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	137

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 1(2)	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3	VP US Flex Conserv Gro, Cl 1(2)
Operations
Investment income (loss) — net	$—	$—	$—	$(3,096)	$—
Net realized gain (loss) on sales of investments	41	—	—	30,574	—
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	2,759	4	649	76,253	2
Net increase (decrease) in net assets resulting from operations	2,800	4	649	103,731	2

Contract transactions
Contract purchase payments	16,393	125	564	24,421	20
Net transfers(1)	2,400	—	—	15,810	—
Transfers for policy loans	—	—	—	(1,406)	—
Policy charges	(891)	—	(11)	(13,675)	—
Contract terminations:
Surrender benefits	—	—	—	(78,673)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	17,902	125	553	(53,523)	20
Net assets at beginning of year	9,142	—	3,175	555,389	—
Net assets at end of year	$29,844	$129	$4,377	$605,597	$22

Accumulation unit activity
Units outstanding at beginning of year	5,914	—	2,130	224,970	—
Contract purchase payments	9,206	—	335	8,127	—
Net transfers(1)	1,349	—	—	9,052	—
Transfers for policy loans	—	—	—	(337)	—
Policy charges	(505)	—	(7)	(4,630)	—
Contract terminations:
Surrender benefits	—	—	—	(29,088)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	15,964	—	2,458	208,094	—

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

138	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	VP US Flex Gro, Cl 1(2)	VP US Flex Mod Gro, Cl 1(2)	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2
Operations
Investment income (loss) — net	$—	$—	$11,601	$(18,755)	$3,150
Net realized gain (loss) on sales of investments	—	—	(143,934)	(235,391)	12,480
Distributions from capital gains	—	—	419,759	1,109,540	32,180
Net change in unrealized appreciation or depreciation of investments	2	2	874,364	764,493	41,560
Net increase (decrease) in net assets resulting from operations	2	2	1,161,790	1,619,887	89,370

Contract transactions
Contract purchase payments	20	20	231,299	203,561	18,221
Net transfers(1)	—	—	(146,044)	(150,917)	(8,213)
Transfers for policy loans	—	—	(63,610)	(81,670)	(28,165)
Policy charges	—	—	(130,117)	(180,304)	(12,485)
Contract terminations:
Surrender benefits	—	—	(332,186)	(473,459)	(13,715)
Death benefits	—	—	(1)	—	—
Increase (decrease) from contract transactions	20	20	(440,659)	(682,789)	(44,357)
Net assets at beginning of year	—	—	4,160,299	5,574,047	482,418
Net assets at end of year	$22	$22	$4,881,430	$6,511,145	$527,431

Accumulation unit activity
Units outstanding at beginning of year	—	—	1,983,030	1,685,545	314,878
Contract purchase payments	—	—	100,119	52,164	10,168
Net transfers(1)	—	—	(2,935)	(25,531)	3,714
Transfers for policy loans	—	—	(39,815)	(17,017)	(18,898)
Policy charges	—	—	(53,176)	(46,435)	(7,570)
Contract terminations:
Surrender benefits	—	—	(158,718)	(149,368)	(4,826)
Death benefits	—	—	—	—	—
Units outstanding at end of year	—	—	1,828,505	1,499,358	297,466

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	139

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 1(2)	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 1(2)	WF VT Sm Cap Gro, Cl 2
Operations
Investment income (loss) — net	$30,431	$1	$(2,224)	$—	$(4,847)
Net realized gain (loss) on sales of investments	(67,853)	—	10,699	—	8,681
Distributions from capital gains	412,977	12	132,087	12	196,896
Net change in unrealized appreciation or depreciation of investments	(239,940)	6	171,356	4	45,719
Net increase (decrease) in net assets resulting from operations	135,615	19	311,918	16	246,449

Contract transactions
Contract purchase payments	45,113	100	60,761	154	63,629
Net transfers(1)	41,536	111	(23,891)	80	70,409
Transfers for policy loans	(16,908)	—	(11,492)	—	(31,983)
Policy charges	(30,070)	—	(27,347)	(32)	(29,533)
Contract terminations:
Surrender benefits	(62,331)	—	(81,506)	—	(72,798)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(22,660)	211	(83,475)	202	(276)
Net assets at beginning of year	933,947	—	1,047,870	—	1,003,048
Net assets at end of year	$1,046,902	$230	$1,276,313	$218	$1,249,221

Accumulation unit activity
Units outstanding at beginning of year	545,864	—	378,651	—	367,524
Contract purchase payments	24,197	—	21,163	78	23,167
Net transfers(1)	22,353	98	(7,517)	84	35,670
Transfers for policy loans	(9,463)	—	(4,960)	—	(13,388)
Policy charges	(16,302)	—	(8,756)	(32)	(9,291)
Contract terminations:
Surrender benefits	(34,261)	—	(24,386)	—	(22,789)
Death benefits	—	—	—	—	—
Units outstanding at end of year	532,388	98	354,195	130	380,893

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

140	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	WA Var Global Hi Yd Bond, Cl I(2)	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$11	$161
Net realized gain (loss) on sales of investments	—	—
Distributions from capital gains	—	—
Net change in unrealized appreciation or depreciation of investments	(2)	194
Net increase (decrease) in net assets resulting from operations	9	355

Contract transactions
Contract purchase payments	154	856
Net transfers(1)	80	—
Transfers for policy loans	—	—
Policy charges	(32)	(90)
Contract terminations:
Surrender benefits	—	—
Death benefits	—	—
Increase (decrease) from contract transactions	202	766
Net assets at beginning of year	—	2,265
Net assets at end of year	$211	$3,386

Accumulation unit activity
Units outstanding at beginning of year	—	1,917
Contract purchase payments	75	693
Net transfers(1)	76	—
Transfers for policy loans	—	—
Policy charges	(30)	(73)
Contract terminations:
Surrender benefits	—	—
Death benefits	—	—
Units outstanding at end of year	121	2,537

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.

See accompanying notes to financial statements.

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	141

Notes to Financial Statements

1.  ORGANIZATION

RiverSource of New York Account 8 (the Account) was established under New York law as a segregated asset account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the New York State Department of Financial Services.

The Account is used as a funding vehicle for individual variable life insurance policies issued by RiverSource Life of NY. The following is a list of each variable life insurance product funded through the Account.

RiverSource Succession Select® Variable Life Insurance*

RiverSource® Variable Second-To-Die Life Insurance*

RiverSource® Variable Universal Life Insurance*

RiverSource® Variable Universal Life Insurance III*

RiverSource® Variable Universal Life IV*

RiverSource® Variable Universal Life IV – Estate Series*

RiverSource® Variable Universal Life 5*

RiverSource® Variable Universal Life 5 – Estate Series*

RiverSource® Variable Universal Life 6 Insurance

*

New contracts are no longer being issued for this product. As a result, an annual contract prospectus and statement of additional information are no longer distributed. An annual report for this product is distributed to all current contract holders.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable life insurance policies invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2020, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.

Division	Fund
AB VPS Dyn Asset Alloc, Cl B	AB VPS Dynamic Asset Allocation Portfolio (Class B)
AB VPS Gro & Inc, Cl B	AB VPS Growth and Income Portfolio (Class B)
AB VPS Intl Val, Cl B	AB VPS International Value Portfolio (Class B)
AB VPS Lg Cap Gro, Cl A	AB VPS Large Cap Growth Portfolio (Class A)(1)
AB VPS Lg Cap Gro, Cl B	AB VPS Large Cap Growth Portfolio (Class B)
ALPS Alerian Engy Infr, Class I	ALPS/Alerian Energy Infrastructure Portfolio: Class I(1)
ALPS Alerian Engy Infr, Class III	ALPS/Alerian Energy Infrastructure Portfolio: Class III
AC VP Intl, Cl I	American Century VP International, Class I
AC VP Intl, Cl II	American Century VP International, Class II
AC VP Val, Cl I	American Century VP Value, Class I
AC VP Val, Cl II	American Century VP Value, Class II
BlackRock Global Alloc, Cl I	BlackRock Global Allocation V.I. Fund (Class I)(1)
BlackRock Global Alloc, Cl III	BlackRock Global Allocation V.I. Fund (Class III)
Calvert VP SRI Bal, Cl I	Calvert VP SRI Balanced Portfolio – Class I
Col VP Bal, Cl 1	Columbia Variable Portfolio – Balanced Fund (Class 1)(1)
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Commodity Strategy, Cl 1	Columbia Variable Portfolio – Commodity Strategy Fund (Class 1)(1)
Col VP Commodity Strategy, Cl 2	Columbia Variable Portfolio – Commodity Strategy Fund (Class 2)
Col VP Contrarian Core, Cl 1	Columbia Variable Portfolio – Contrarian Core Fund (Class 1)(1)
Col VP Contrarian Core, Cl 2	Columbia Variable Portfolio – Contrarian Core Fund (Class 2)
Col VP Disciplined Core, Cl 1	Columbia Variable Portfolio – Disciplined Core Fund (Class 1)(1)
Col VP Disciplined Core, Cl 2	Columbia Variable Portfolio – Disciplined Core Fund (Class 2)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Divd Opp, Cl 1	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 1)(1)
Col VP Divd Opp, Cl 2	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 2)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Emerg Mkts Bond, Cl 1	Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 1)(1)
Col VP Emerg Mkts Bond, Cl 2	Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2)

142	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Division	Fund
Col VP Emer Mkts, Cl 1	Columbia Variable Portfolio – Emerging Markets Fund (Class 1)(1)
Col VP Emer Mkts, Cl 2	Columbia Variable Portfolio – Emerging Markets Fund (Class 2)
Col VP Emer Mkts, Cl 3	Columbia Variable Portfolio – Emerging Markets Fund (Class 3)
Col VP Global Strategic Inc, Cl 2	Columbia Variable Portfolio – Global Strategic Income Fund (Class 2)
Col VP Global Strategic Inc, Cl 3	Columbia Variable Portfolio – Global Strategic Income Fund (Class 3)
Col VP Govt Money Mkt, Cl 1	Columbia Variable Portfolio – Government Money Market Fund (Class 1)(1)
Col VP Govt Money Mkt, Cl 2	Columbia Variable Portfolio – Government Money Market Fund (Class 2)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Hi Yield Bond, Cl 1	Columbia Variable Portfolio – High Yield Bond Fund (Class 1)(1)
Col VP Hi Yield Bond, Cl 2	Columbia Variable Portfolio – High Yield Bond Fund (Class 2)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inc Opp, Cl 1	Columbia Variable Portfolio – Income Opportunities Fund (Class 1)(1)
Col VP Inc Opp, Cl 2	Columbia Variable Portfolio – Income Opportunities Fund (Class 2)
Col VP Inc Opp, Cl 3	Columbia Variable Portfolio – Income Opportunities Fund (Class 3)
Col VP Inter Bond, Cl 1	Columbia Variable Portfolio – Intermediate Bond Fund (Class 1)(1)
Col VP Inter Bond, Cl 2	Columbia Variable Portfolio – Intermediate Bond Fund (Class 2)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 1	Columbia Variable Portfolio – Large Cap Growth Fund (Class 1)(1)
Col VP Lg Cap Gro, Cl 2	Columbia Variable Portfolio – Large Cap Growth Fund (Class 2)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Cap Index, Cl 1	Columbia Variable Portfolio – Large Cap Index Fund (Class 1)(1)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP Limited Duration Cr, Cl 1	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 1)(1)
Col VP Limited Duration Cr, Cl 2	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2)
Col VP Long Govt/Cr Bond, Cl 1	Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 1)(1)
Col VP Long Govt/Cr Bond, Cl 2	Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2)
Col VP Mid Cap Gro, Cl 1	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 1)(1)
Col VP Mid Cap Gro, Cl 2	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)
Col VP Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3)
Col VP Overseas Core, Cl 1	Columbia Variable Portfolio – Overseas Core Fund (Class 1)(1)
Col VP Overseas Core, Cl 2	Columbia Variable Portfolio – Overseas Core Fund (Class 2)
Col VP Overseas Core, Cl 3	Columbia Variable Portfolio – Overseas Core Fund (Class 3)
Col VP Select Lg Cap Val, Cl 1	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 1)(1)
Col VP Select Lg Cap Val, Cl 2	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 2)
Col VP Select Lg Cap Val, Cl 3	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 3)
Col VP Select Mid Cap Val, Cl 1	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 1)(1)
Col VP Select Mid Cap Val, Cl 2	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 2)
Col VP Select Mid Cap Val, Cl 3	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 3)
Col VP Select Sm Cap Val, Cl 1	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 1)(1)
Col VP Select Sm Cap Val, Cl 2	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2)
Col VP Select Sm Cap Val, Cl 3	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 3)
Col VP Strategic Inc, Cl 1	Columbia Variable Portfolio – Strategic Income Fund (Class 1)(1)
Col VP Strategic Inc, Cl 2	Columbia Variable Portfolio – Strategic Income Fund (Class 2)
Col VP US Govt Mtge, Cl 1	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 1)(1)
Col VP US Govt Mtge, Cl 2	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 2)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
CS Commodity Return	Credit Suisse Trust – Commodity Return Strategy Portfolio
CTIVP AC Div Bond, Cl 1	CTIVP® – American Century Diversified Bond Fund (Class 1)(1)
CTIVP AC Div Bond, Cl 2	CTIVP® – American Century Diversified Bond Fund (Class 2)
CTIVP BR Gl Infl Prot Sec, Cl 1	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 1)(1)
CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 2)
CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 3)
CTIVP CenterSquare Real Est, Cl 1	CTIVP® – CenterSquare Real Estate Fund (Class 1)(1)
CTIVP CenterSquare Real Est, Cl 2	CTIVP® – CenterSquare Real Estate Fund (Class 2)
CTIVP Lazard Intl Eq Adv, Cl 1	CTIVP® – Lazard International Equity Advantage Fund (Class 1)(1),(2)
CTIVP Lazard Intl Eq Adv, Cl 2	CTIVP® – Lazard International Equity Advantage Fund (Class 2)(3)
CTIVP Loomis Sayles Gro, Cl 1	CTIVP® – Loomis Sayles Growth Fund (Class 1)(1)
CTIVP Loomis Sayles Gro, Cl 2	CTIVP® – Loomis Sayles Growth Fund (Class 2)
CTIVP LA Capital Lg Cap Gro, Cl 1	CTIVP® – Los Angeles Capital Large Cap Growth Fund (Class 1)(1),(4)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	143

Division	Fund
CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP® – Los Angeles Capital Large Cap Growth Fund (Class 2)(5)
CTIVP MFS Val, Cl 1	CTIVP® – MFS® Value Fund (Class 1)(1)
CTIVP MFS Val, Cl 2	CTIVP® – MFS® Value Fund (Class 2)
CTIVP MS Adv, Cl 1	CTIVP® – Morgan Stanley Advantage Fund (Class 1)(1)
CTIVP MS Adv, Cl 2	CTIVP® – Morgan Stanley Advantage Fund (Class 2)
CTIVP T Rowe Price LgCap Val, Cl 1	CTIVP® – T. Rowe Price Large Cap Value Fund (Class 1)(1)
CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP® – T. Rowe Price Large Cap Value Fund (Class 2)
CTIVP TCW Core Plus Bond, Cl 1	CTIVP® – TCW Core Plus Bond Fund (Class 1)(1)
CTIVP TCW Core Plus Bond, Cl 2	CTIVP® – TCW Core Plus Bond Fund (Class 2)
CTIVP Vty Sycamore Estb Val, Cl 1	CTIVP® – Victory Sycamore Established Value Fund (Class 1)(1)
CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP® – Victory Sycamore Established Value Fund (Class 2)
CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP® – Victory Sycamore Established Value Fund (Class 3)
CTIVP WF Short Duration Govt, Cl 1	CTIVP® – Wells Fargo Short Duration Government Fund (Class 1)(1)
CTIVP WF Short Duration Govt, Cl 2	CTIVP® – Wells Fargo Short Duration Government Fund (Class 2)
CTIVP Westfield Mid Cap Gro, Cl 1	CTIVP® – Westfield Mid Cap Growth Fund (Class 1)(1)
CTIVP Westfield Mid Cap Gro, Cl 2	CTIVP® – Westfield Mid Cap Growth Fund (Class 2)
DWS Alt Asset Alloc VIP, Cl A	DWS Alternative Asset Allocation VIP, Class A(1)
DWS Alt Asset Alloc VIP, Cl B	DWS Alternative Asset Allocation VIP, Class B
EV VT Floating-Rate Inc, Init Cl	Eaton Vance VT Floating-Rate Income Fund – Initial Class
Fid VIP Contrafund, Init Cl	Fidelity® VIP ContrafundSM Portfolio Initial Class(1)
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP ContrafundSM Portfolio Service Class 2
Fid VIP Gro & Inc, Serv Cl	Fidelity® VIP Growth & Income Portfolio Service Class
Fid VIP Gro & Inc, Serv Cl 2	Fidelity® VIP Growth & Income Portfolio Service Class 2
Fid VIP Mid Cap, Init Cl	Fidelity® VIP Mid Cap Portfolio Initial Class(1)
Fid VIP Mid Cap, Serv Cl	Fidelity® VIP Mid Cap Portfolio Service Class
Fid VIP Mid Cap, Serv Cl 2	Fidelity® VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl	Fidelity® VIP Overseas Portfolio Service Class
Fid VIP Overseas, Serv Cl 2	Fidelity® VIP Overseas Portfolio Service Class 2
Fid VIP Strategic Inc, Init Cl	Fidelity® VIP Strategic Income Portfolio Initial Class(1)
Fid VIP Strategic Inc, Serv Cl 2	Fidelity® VIP Strategic Income Portfolio Service Class 2
Frank Global Real Est, Cl 2	Franklin Global Real Estate VIP Fund – Class 2
Frank Inc, Cl 1	Franklin Income VIP Fund – Class 1(1)
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2
Frank Mutual Shares, Cl 1	Franklin Mutual Shares VIP Fund – Class 1(1)
Frank Mutual Shares, Cl 2	Franklin Mutual Shares VIP Fund – Class 2
Frank Sm Cap Val, Cl 1	Franklin Small Cap Value VIP Fund – Class 1(1)
Frank Sm Cap Val, Cl 2	Franklin Small Cap Value VIP Fund – Class 2
GS VIT Mid Cap Val, Inst	Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares
GS VIT Multi-Strategy Alt, Advisor	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares
GS VIT Sm Cap Eq Insights, Inst	Goldman Sachs VIT Small Cap Equity Insights Fund – Institutional Shares
GS VIT U.S. Eq Insights, Inst	Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares
Inv Opp VI Dis Mid Cap Gro, Ser I

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Series I Shares(6)
(effective on or about April 30, 2021, this Fund will be renamed to Invesco V.I. Discovery Mid Cap Growth Fund, Series I Shares)

Invesco Opp VI Global, Ser I	Invesco Oppenheimer V.I. Global Fund, Series I Shares(1) (effective on or about April 30, 2021, this Fund will be renamed to Invesco V.I. Global Fund, Series I Shares)
Invesco Opp VI Global, Ser II	Invesco Oppenheimer V.I. Global Fund, Series II Shares (effective on or about April 30, 2021, this Fund will be renamed to Invesco V.I. Global Fund, Series II Shares)
Inves Opp VI Gbl Strat Inc, Ser I	Invesco Oppenheimer V.I. Global Strategic Income Fund, Series I Shares(1) (effective on or about April 30, 2021, this Fund will be renamed to Invesco V.I. Global Strategic Income Fund, Series I Shares)
Inves Opp VI Gbl Strat Inc, Ser II	Invesco Oppenheimer V.I. Global Strategic Income Fund, Series II Shares (effective on or about April 30, 2021, this Fund will be renamed to Invesco V.I. Global Strategic Income Fund, Series II Shares)
Inves Opp VI Mn St Sm Cap, Ser I	Invesco Oppenheimer V.I. Main Street Small Cap Fund, Series I Shares(1) (effective on or about April 30, 2021, this Fund will be renamed to Invesco V.I. Main Street Small Cap Fund®, Series I Shares)

144	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Division	Fund
Inves Opp VI Mn St Sm Cap, Ser II	Invesco Oppenheimer V.I. Main Street Small Cap Fund, Series II Shares (effective on or about April 30, 2021, this Fund will be renamed to Invesco V.I. Main Street Small Cap Fund®, Series II Shares)
Invesco VI Am Fran, Ser I	Invesco V.I. American Franchise Fund, Series I Shares
Invesco VI Am Fran, Ser II	Invesco V.I. American Franchise Fund, Series II Shares
Invesco VI Bal Risk Alloc, Ser I	Invesco V.I. Balanced-Risk Allocation Fund, Series I Shares(1)
Invesco VI Bal Risk Alloc, Ser II	Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares
Invesco VI Comstock, Ser II	Invesco V.I. Comstock Fund, Series II Shares
Invesco VI Core Eq, Ser I	Invesco V.I. Core Equity Fund, Series I Shares
Invesco VI Div Divd, Ser I	Invesco V.I. Diversified Dividend Fund, Series I Shares
Invesco VI Intl Gro, Ser II	Invesco V.I. International Growth Fund, Series II Shares
Invesco VI Tech, Ser I	Invesco V.I. Technology Fund, Series I Shares
Ivy VIP Asset Strategy, Cl II	Ivy VIP Asset Strategy, Class II
Janus Henderson VIT Bal, Inst	Janus Henderson VIT Balanced Portfolio: Institutional Shares(1)
Janus Henderson VIT Bal, Serv	Janus Henderson VIT Balanced Portfolio: Service Shares
Janus Henderson VIT Enter, Serv	Janus Henderson VIT Enterprise Portfolio: Service Shares
Janus Henderson VIT Flex Bd, Inst	Janus Henderson VIT Flexible Bond Portfolio: Institutional Shares(1)
Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Flexible Bond Portfolio: Service Shares
Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Global Technology and Innovation Portfolio: Service Shares (previously Janus Henderson VIT Global Technology Portfolio: Service Shares)
Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Overseas Portfolio: Service Shares
Janus Henderson VIT Res, Inst	Janus Henderson VIT Research Portfolio: Institutional Shares(1)
Janus Henderson VIT Res, Serv	Janus Henderson VIT Research Portfolio: Service Shares
Lazard Ret Global Dyn MA, Inv	Lazard Retirement Global Dynamic Multi-Asset Portfolio – Investor Shares(1)
Lazard Ret Global Dyn MA, Serv	Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares
MFS Mass Inv Gro Stock, Serv Cl	MFS® Massachusetts Investors Growth Stock Portfolio – Service Class
MFS New Dis, Serv Cl	MFS® New Discovery Series – Service Class
MFS Utilities, Init Cl	MFS® Utilities Series – Initial Class(1)
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS VIF Dis, Cl I	Morgan Stanley VIF Discovery Portfolio, Class I Shares(1)
MS VIF Dis, Cl II	Morgan Stanley VIF Discovery Portfolio, Class II Shares
MS VIF Global Real Est, Cl II	Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares
NB AMT Sus Eq, Cl I	Neuberger Berman AMT Sustainable Equity Portfolio (Class I)(1)
NB AMT Sus Eq, Cl S	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)
NB AMT US Eq Index PW Strat, Cl S	Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class
PIMCO VIT All Asset, Inst Cl	PIMCO VIT All Asset Portfolio, Institutional Class(1)
PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Global Managed Asset Allocation Portfolio, Advisor Class
PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Total Return Portfolio, Advisor Class
PIMCO VIT Tot Return, Inst Cl	PIMCO VIT Total Return Portfolio, Institutional Class(1)
Put VT Global Hlth Care, Cl IB	Putnam VT Global Health Care Fund – Class IB Shares
Put VT Hi Yield, Cl IB	Putnam VT High Yield Fund – Class IB Shares
Put VT Intl Eq, Cl IB	Putnam VT International Equity Fund – Class IB Shares
Put VT Sus Leaders, Cl IA	Putnam VT Sustainable Leaders Fund – Class IA Shares
Put VT Sus Leaders, Cl IB	Putnam VT Sustainable Leaders Fund – Class IB Shares
Royce Micro-Cap, Invest Cl	Royce Capital Fund – Micro-Cap Portfolio, Investment Class
Temp Global Bond, Cl 1	Templeton Global Bond VIP Fund – Class 1(1)
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2
Third Ave VST FFI Strat	Third Avenue VST FFI Strategies Portfolio (previously Third Avenue Value Portfolio; effective on or about April 30, 2021, this Fund will be renamed to Third Avenue VST Third Avenue Value Portfolio)
VanEck VIP Global Gold, Cl S	VanEck VIP Global Gold Fund (Class S Shares)
VP Aggr, Cl 1	Variable Portfolio – Aggressive Portfolio (Class 1)(1)
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Aggr, Cl 4	Variable Portfolio – Aggressive Portfolio (Class 4)
VP Conserv, Cl 1	Variable Portfolio – Conservative Portfolio (Class 1)(1)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Conserv, Cl 4	Variable Portfolio – Conservative Portfolio (Class 4)
VP Man Vol Conserv, Cl 1	Variable Portfolio – Managed Volatility Conservative Fund (Class 1)(1)
VP Man Vol Conserv, Cl 2	Variable Portfolio – Managed Volatility Conservative Fund (Class 2)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	145

Division	Fund
VP Man Vol Conserv Gro, Cl 1	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 1)(1)
VP Man Vol Conserv Gro, Cl 2	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
VP Man Vol Gro, Cl 1	Variable Portfolio – Managed Volatility Growth Fund (Class 1)(1)
VP Man Vol Gro, Cl 2	Variable Portfolio – Managed Volatility Growth Fund (Class 2)
VP Man Vol Mod Gro, Cl 1	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 1)(1)
VP Man Vol Mod Gro, Cl 2	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
VP Mod, Cl 1	Variable Portfolio – Moderate Portfolio (Class 1)(1)
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod, Cl 4	Variable Portfolio – Moderate Portfolio (Class 4)
VP Mod Aggr, Cl 1	Variable Portfolio – Moderately Aggressive Portfolio (Class 1)(1)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Aggr, Cl 4	Variable Portfolio – Moderately Aggressive Portfolio (Class 4)
VP Mod Conserv, Cl 1	Variable Portfolio – Moderately Conservative Portfolio (Class 1)(1)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Mod Conserv, Cl 4	Variable Portfolio – Moderately Conservative Portfolio (Class 4)
VP Ptnrs Core Bond, Cl 1	Variable Portfolio – Partners Core Bond Fund (Class 1)(1)
VP Ptnrs Core Bond, Cl 2	Variable Portfolio – Partners Core Bond Fund (Class 2)
VP Ptnrs Core Eq, Cl 1	Variable Portfolio – Partners Core Equity Fund (Class 1)(1)
VP Ptnrs Core Eq, Cl 2	Variable Portfolio – Partners Core Equity Fund (Class 2)
VP Ptnrs Core Eq, Cl 3	Variable Portfolio – Partners Core Equity Fund (Class 3)
VP Ptnrs Intl Core Eq, Cl 1	Variable Portfolio – Partners International Core Equity Fund (Class 1)(1) (previously CTIVP® – AQR International Core Equity Fund (Class 1))
VP Ptnrs Intl Core Eq, Cl 2	Variable Portfolio – Partners International Core Equity Fund (Class 2) (previously CTIVP® – AQR International Core Equity Fund (Class 2))
VP Ptnrs Intl Gro, Cl 1	Variable Portfolio – Partners International Growth Fund (Class 1)(1) (previously CTIVP® – William Blair International Leaders Fund (Class 1))
VP Ptnrs Intl Gro, Cl 2	Variable Portfolio – Partners International Growth Fund (Class 2) (previously CTIVP® – William Blair International Leaders Fund (Class 2))
VP Ptnrs Intl Val, Cl 1	Variable Portfolio – Partners International Value Fund (Class 1)(1) (previously CTIVP® – DFA International Value Fund (Class 1))
VP Ptnrs Intl Val, Cl 2	Variable Portfolio – Partners International Value Fund (Class 2) (previously CTIVP® – DFA International Value Fund (Class 2))
VP Ptnrs Sm Cap Gro, Cl 1	Variable Portfolio – Partners Small Cap Growth Fund (Class 1)(1)
VP Ptnrs Sm Cap Gro, Cl 2	Variable Portfolio – Partners Small Cap Growth Fund (Class 2)
VP Ptnrs Sm Cap Val, Cl 1	Variable Portfolio – Partners Small Cap Value Fund (Class 1)(1)
VP Ptnrs Sm Cap Val, Cl 2	Variable Portfolio – Partners Small Cap Value Fund (Class 2)
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)
VP US Flex Conserv Gro, Cl 1	Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 1)(1)
VP US Flex Gro, Cl 1	Variable Portfolio – U.S. Flexible Growth Fund (Class 1)(1)
VP US Flex Mod Gro, Cl 1	Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 1)(1)
Wanger Intl	Wanger International
Wanger USA	Wanger USA
WF VT Index Asset Alloc, Cl 2	Wells Fargo VT Index Asset Allocation Fund – Class 2
WF VT Intl Eq, Cl 2	Wells Fargo VT International Equity Fund – Class 2
WF VT Opp, Cl 1	Wells Fargo VT Opportunity Fund – Class 1(1)
WF VT Opp, Cl 2	Wells Fargo VT Opportunity Fund – Class 2
WF VT Sm Cap Gro, Cl 1	Wells Fargo VT Small Cap Growth Fund – Class 1(1)
WF VT Sm Cap Gro, Cl 2	Wells Fargo VT Small Cap Growth Fund – Class 2
WA Var Global Hi Yd Bond, Cl I	Western Asset Variable Global High Yield Bond Portfolio – Class I(1)
WA Var Global Hi Yd Bond, Cl II	Western Asset Variable Global High Yield Bond Portfolio – Class II

(1)	For the period June 24, 2019 (commencement of operations) to December 31, 2019.
(2)	CTIVP® – Lazard International Equity Advantage Fund (Class 1) is scheduled to liquidate on or about April 23, 2021.
(3)	CTIVP® – Lazard International Equity Advantage Fund (Class 2) is scheduled to liquidate on or about April 23, 2021.
(4)	CTIVP® – Los Angeles Capital Large Cap Growth Fund (Class 1) is scheduled to liquidate on or about April 23, 2021.
(5)	CTIVP® – Los Angeles Capital Large Cap Growth Fund (Class 2) is scheduled to liquidate on or about April 23, 2021.
(6)	For the period April 24, 2020 (commencement of operations) to December 31, 2020.

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.

RiverSource Life of NY serves as issuer of the variable life insurance policies.

146	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy. There were no transfers between levels in the period ended December 31, 2020.

Federal Income Taxes

RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

Recent Accounting Pronouncement

Accounting Standards Update 2018-13 Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. The Account adopted the standard on January 1, 2020. There was no impact of the standard to the Account’s financials condition or results of operations.

3.  VARIABLE ACCOUNT EXPENSES

RiverSource Life of NY deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.00%, 0.20%, 0.30%, 0.45% or 0.90% of the average daily net assets of each subaccount depending on the product selected.

4.  POLICY CHARGES

A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	147

rates to the net amount at risk which RiverSource Life of NY is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

A policy fee is deducted each month to reimburse RiverSource Life of NY for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies.

RiverSource Life of NY deducts a premium expense charge from each premium payment. It partially compensates RiverSource Life of NY for expenses associated with administering and distributing the policy, including the agents’ compensation, advertising and printing the prospectus and sales literature. It also compensates RiverSource Life of NY for paying premium taxes imposed by the state of New York.

Each month RiverSource Life of NY deducts charges for any optional insurance benefits added to the policy by rider.

Some products may also charge a death benefit guarantee charge or a no lapse guarantee charge.

5.  SURRENDER CHARGES

RiverSource Life of NY may assess a surrender charge to help it recover certain expenses related to the issuance of the policy. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from surrender benefits paid by RiverSource Life of NY. Charges by RiverSource Life of NY for surrenders are not identified on an individual division basis.

6.  RELATED PARTY TRANSACTIONS

RiverSource Life of NY is a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

7.  INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended December 31, 2020 were as follows:

Division	Purchases
AB VPS Dyn Asset Alloc, Cl B	$361
AB VPS Gro & Inc, Cl B	293,073
AB VPS Intl Val, Cl B	176,606
AB VPS Lg Cap Gro, Cl A	17,261
AB VPS Lg Cap Gro, Cl B	490,522
ALPS Alerian Engy Infr, Class I	120
ALPS Alerian Engy Infr, Class III	226,010
AC VP Intl, Cl I	40,981
AC VP Intl, Cl II	149,278
AC VP Val, Cl I	277,653
AC VP Val, Cl II	227,076
BlackRock Global Alloc, Cl I	24,294
BlackRock Global Alloc, Cl III	92,541
Calvert VP SRI Bal, Cl I	1,331,717
Col VP Bal, Cl 1	371,896
Col VP Bal, Cl 3	1,719,154
Col VP Commodity Strategy, Cl 1	10,509
Col VP Commodity Strategy, Cl 2	7,088
Col VP Contrarian Core, Cl 1	25,079
Col VP Contrarian Core, Cl 2	21,113
Col VP Disciplined Core, Cl 1	393
Col VP Disciplined Core, Cl 2	29,715
Col VP Disciplined Core, Cl 3	247,063
Col VP Divd Opp, Cl 1	9,796

Division	Purchases
Col VP Divd Opp, Cl 2	$15,506
Col VP Divd Opp, Cl 3	403,997
Col VP Emerg Mkts Bond, Cl 1	335
Col VP Emerg Mkts Bond, Cl 2	1,744
Col VP Emer Mkts, Cl 1	31,935
Col VP Emer Mkts, Cl 2	94,684
Col VP Emer Mkts, Cl 3	536,118
Col VP Global Strategic Inc, Cl 2	10,229
Col VP Global Strategic Inc, Cl 3	155,097
Col VP Govt Money Mkt, Cl 1	4,034
Col VP Govt Money Mkt, Cl 2	282,668
Col VP Govt Money Mkt, Cl 3	2,027,706
Col VP Hi Yield Bond, Cl 1	10,849
Col VP Hi Yield Bond, Cl 2	42,239
Col VP Hi Yield Bond, Cl 3	318,355
Col VP Inc Opp, Cl 1	16,807
Col VP Inc Opp, Cl 2	7,835
Col VP Inc Opp, Cl 3	153,761
Col VP Inter Bond, Cl 1	29,192
Col VP Inter Bond, Cl 2	32,721
Col VP Inter Bond, Cl 3	1,016,027
Col VP Lg Cap Gro, Cl 1	97,054
Col VP Lg Cap Gro, Cl 2	80,800
Col VP Lg Cap Gro, Cl 3	216,582

148	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

Division	Purchases
Col VP Lg Cap Index, Cl 1	$285,436
Col VP Lg Cap Index, Cl 3	679,631
Col VP Limited Duration Cr, Cl 1	2
Col VP Limited Duration Cr, Cl 2	173,127
Col VP Long Govt/Cr Bond, Cl 1	987
Col VP Long Govt/Cr Bond, Cl 2	7,154
Col VP Mid Cap Gro, Cl 1	59,499
Col VP Mid Cap Gro, Cl 2	8,594
Col VP Mid Cap Gro, Cl 3	159,341
Col VP Overseas Core, Cl 1	2
Col VP Overseas Core, Cl 2	28,675
Col VP Overseas Core, Cl 3	330,899
Col VP Select Lg Cap Val, Cl 1	4,239
Col VP Select Lg Cap Val, Cl 2	18,114
Col VP Select Lg Cap Val, Cl 3	74,636
Col VP Select Mid Cap Val, Cl 1	2,566
Col VP Select Mid Cap Val, Cl 2	18,788
Col VP Select Mid Cap Val, Cl 3	63,044
Col VP Select Sm Cap Val, Cl 1	5,514
Col VP Select Sm Cap Val, Cl 2	24,232
Col VP Select Sm Cap Val, Cl 3	78,416
Col VP Strategic Inc, Cl 1	59,261
Col VP Strategic Inc, Cl 2	106,592
Col VP US Govt Mtge, Cl 1	1,961
Col VP US Govt Mtge, Cl 2	1,261
Col VP US Govt Mtge, Cl 3	202,049
CS Commodity Return	85,370
CTIVP AC Div Bond, Cl 1	2,678
CTIVP AC Div Bond, Cl 2	498
CTIVP BR Gl Infl Prot Sec, Cl 1	555
CTIVP BR Gl Infl Prot Sec, Cl 2	4,448
CTIVP BR Gl Infl Prot Sec, Cl 3	108,402
CTIVP CenterSquare Real Est, Cl 1	16,290
CTIVP CenterSquare Real Est, Cl 2	42,860
CTIVP Lazard Intl Eq Adv, Cl 1	30,788
CTIVP Lazard Intl Eq Adv, Cl 2	25,138
CTIVP Loomis Sayles Gro, Cl 1	1,970
CTIVP Loomis Sayles Gro, Cl 2	7,119
CTIVP LA Capital Lg Cap Gro, Cl 1	2,100
CTIVP LA Capital Lg Cap Gro, Cl 2	15,579
CTIVP MFS Val, Cl 1	4,776
CTIVP MFS Val, Cl 2	25,786
CTIVP MS Adv, Cl 1	7,997
CTIVP MS Adv, Cl 2	26,785
CTIVP T Rowe Price LgCap Val, Cl 1	12,369
CTIVP T Rowe Price LgCap Val, Cl 2	26,893
CTIVP TCW Core Plus Bond, Cl 1	48,028
CTIVP TCW Core Plus Bond, Cl 2	15,702
CTIVP Vty Sycamore Estb Val, Cl 1	6,019
CTIVP Vty Sycamore Estb Val, Cl 2	61,603
CTIVP Vty Sycamore Estb Val, Cl 3	159,136
CTIVP WF Short Duration Govt, Cl 1	359
CTIVP WF Short Duration Govt, Cl 2	4,254
CTIVP Westfield Mid Cap Gro, Cl 1	1,858
CTIVP Westfield Mid Cap Gro, Cl 2	38,725
DWS Alt Asset Alloc VIP, Cl A	393
DWS Alt Asset Alloc VIP, Cl B	27,552
EV VT Floating-Rate Inc, Init Cl	128,487
Fid VIP Contrafund, Init Cl	62,332

Division	Purchases
Fid VIP Contrafund, Serv Cl 2	$504,101
Fid VIP Gro & Inc, Serv Cl	428,859
Fid VIP Gro & Inc, Serv Cl 2	216,476
Fid VIP Mid Cap, Init Cl	63,453
Fid VIP Mid Cap, Serv Cl	157,748
Fid VIP Mid Cap, Serv Cl 2	349,925
Fid VIP Overseas, Serv Cl	144,605
Fid VIP Overseas, Serv Cl 2	71,819
Fid VIP Strategic Inc, Init Cl	14,593
Fid VIP Strategic Inc, Serv Cl 2	11,116
Frank Global Real Est, Cl 2	365,546
Frank Inc, Cl 1	5
Frank Inc, Cl 2	135,114
Frank Mutual Shares, Cl 1	11,290
Frank Mutual Shares, Cl 2	199,184
Frank Sm Cap Val, Cl 1	16,296
Frank Sm Cap Val, Cl 2	324,419
GS VIT Mid Cap Val, Inst	333,567
GS VIT Multi-Strategy Alt, Advisor	8,592
GS VIT Sm Cap Eq Insights, Inst	36,938
GS VIT U.S. Eq Insights, Inst	212,445
Inv Opp VI Dis Mid Cap Gro, Ser I	766,244
Invesco Opp VI Global, Ser I	20,596
Invesco Opp VI Global, Ser II	350,444
Inves Opp VI Gbl Strat Inc, Ser I	1,653
Inves Opp VI Gbl Strat Inc, Ser II	236,812
Inves Opp VI Mn St Sm Cap, Ser I	34,924
Inves Opp VI Mn St Sm Cap, Ser II	224,289
Invesco VI Am Fran, Ser I	92,292
Invesco VI Am Fran, Ser II	86,728
Invesco VI Bal Risk Alloc, Ser I	12,014
Invesco VI Bal Risk Alloc, Ser II	82,542
Invesco VI Comstock, Ser II	64,975
Invesco VI Core Eq, Ser I	2,525,785
Invesco VI Div Divd, Ser I	319,464
Invesco VI Intl Gro, Ser II	153,914
Invesco VI Tech, Ser I	354,466
Ivy VIP Asset Strategy, Cl II	12,160
Janus Henderson VIT Bal, Inst	383,613
Janus Henderson VIT Bal, Serv	26,781
Janus Henderson VIT Enter, Serv	72,252
Janus Henderson VIT Flex Bd, Inst	1,160
Janus Henderson VIT Flex Bd, Serv	4,608
Janus Hend VIT Gbl Tech Innov, Srv	468,671
Janus Henderson VIT Overseas, Serv	96,837
Janus Henderson VIT Res, Inst	91
Janus Henderson VIT Res, Serv	103,419
Lazard Ret Global Dyn MA, Inv	2
Lazard Ret Global Dyn MA, Serv	8,496
MFS Mass Inv Gro Stock, Serv Cl	511,533
MFS New Dis, Serv Cl	542,594
MFS Utilities, Init Cl	12,400
MFS Utilities, Serv Cl	162,698
MS VIF Dis, Cl I	7,707
MS VIF Dis, Cl II	759,744
MS VIF Global Real Est, Cl II	62,510
NB AMT Sus Eq, Cl I	857
NB AMT Sus Eq, Cl S	13,670
NB AMT US Eq Index PW Strat, Cl S	13,852

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	149

Division	Purchases
PIMCO VIT All Asset, Advisor Cl	$146,780
PIMCO VIT All Asset, Inst Cl	4
PIMCO VIT Glb Man As Alloc, Adv Cl	1,022
PIMCO VIT Tot Return, Advisor Cl	164,031
PIMCO VIT Tot Return, Inst Cl	21,683
Put VT Global Hlth Care, Cl IB	332,954
Put VT Hi Yield, Cl IB	38,752
Put VT Intl Eq, Cl IB	7,998
Put VT Sus Leaders, Cl IA	1,253,031
Put VT Sus Leaders, Cl IB	23,768
Royce Micro-Cap, Invest Cl	77,426
Temp Global Bond, Cl 1	15,750
Temp Global Bond, Cl 2	105,634
Third Ave VST FFI Strat	175,412
VanEck VIP Global Gold, Cl S	47,759
VP Aggr, Cl 1	116,873
VP Aggr, Cl 2	3,353,772
VP Aggr, Cl 4	1,679,097
VP Conserv, Cl 1	—
VP Conserv, Cl 2	525,903
VP Conserv, Cl 4	85,544
VP Man Vol Conserv, Cl 1	—
VP Man Vol Conserv, Cl 2	119,575
VP Man Vol Conserv Gro, Cl 1	—
VP Man Vol Conserv Gro, Cl 2	123,368
VP Man Vol Gro, Cl 1	27,259
VP Man Vol Gro, Cl 2	45,554
VP Man Vol Mod Gro, Cl 1	33,803
VP Man Vol Mod Gro, Cl 2	237,163
VP Mod, Cl 1	68,272
VP Mod, Cl 2	2,253,595
VP Mod, Cl 4	2,147,218
VP Mod Aggr, Cl 1	553,750
VP Mod Aggr, Cl 2	7,136,282

Division	Purchases
VP Mod Aggr, Cl 4	$2,091,522
VP Mod Conserv, Cl 1	345,530
VP Mod Conserv, Cl 2	538,831
VP Mod Conserv, Cl 4	715,316
VP Ptnrs Core Bond, Cl 1	719
VP Ptnrs Core Bond, Cl 2	1,056
VP Ptnrs Core Eq, Cl 1	221
VP Ptnrs Core Eq, Cl 2	125
VP Ptnrs Core Eq, Cl 3	113,717
VP Ptnrs Intl Core Eq, Cl 1	3,913
VP Ptnrs Intl Core Eq, Cl 2	5,053
VP Ptnrs Intl Gro, Cl 1	62,942
VP Ptnrs Intl Gro, Cl 2	58,623
VP Ptnrs Intl Val, Cl 1	4,331
VP Ptnrs Intl Val, Cl 2	26,754
VP Ptnrs Sm Cap Gro, Cl 1	751
VP Ptnrs Sm Cap Gro, Cl 2	15,865
VP Ptnrs Sm Cap Val, Cl 1	148
VP Ptnrs Sm Cap Val, Cl 2	508
VP Ptnrs Sm Cap Val, Cl 3	38,398
VP US Flex Conserv Gro, Cl 1	164
VP US Flex Gro, Cl 1	9,833
VP US Flex Mod Gro, Cl 1	8,502
Wanger Intl	439,682
Wanger USA	776,559
WF VT Index Asset Alloc, Cl 2	122,462
WF VT Intl Eq, Cl 2	93,410
WF VT Opp, Cl 1	775
WF VT Opp, Cl 2	182,161
WF VT Sm Cap Gro, Cl 1	20,744
WF VT Sm Cap Gro, Cl 2	382,693
WA Var Global Hi Yd Bond, Cl I	368
WA Var Global Hi Yd Bond, Cl II	1,074

8.  FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Dyn Asset Alloc, Cl B
2020	—	$1.41	to	$1.24	$0	1.45%	0.00%	to	0.90%	4.87%	to	3.92%
2019	—	$1.34	to	$1.19	$0	1.82%	0.00%	to	0.90%	15.24%	to	14.21%
2018	—	$1.16	to	$1.05	$0	1.60%	0.00%	to	0.90%	(7.35%)	to	(8.18%)
2017	—	$1.26	to	$1.14	$0	1.80%	0.00%	to	0.90%	14.32%	to	13.30%
2016	—	$1.10	to	$1.00	$0	0.59%	0.00%	to	0.90%	3.38%	to	2.44%
AB VPS Gro & Inc, Cl B
2020	761	$1.85	to	$3.21	$2,331	1.33%	0.30%	to	0.90%	2.17%	to	1.55%
2019	783	$1.81	to	$3.17	$2,337	1.03%	0.30%	to	0.90%	23.24%	to	22.50%
2018	821	$1.47	to	$2.58	$2,042	0.76%	0.30%	to	0.90%	(6.13%)	to	(6.69%)
2017	1,068	$1.56	to	$2.77	$2,629	1.26%	0.30%	to	0.90%	18.24%	to	17.54%
2016	1,099	$1.32	to	$2.36	$2,278	0.84%	0.30%	to	0.90%	10.74%	to	10.08%
AB VPS Intl Val, Cl B
2020	1,530	$1.19	to	$1.68	$2,626	1.55%	0.30%	to	0.90%	1.90%	to	1.30%
2019	1,608	$1.17	to	$1.66	$2,711	0.81%	0.30%	to	0.90%	16.44%	to	15.74%
2018	1,729	$1.01	to	$1.43	$2,471	1.09%	0.30%	to	0.90%	(23.21%)	to	(23.67%)
2017	1,792	$1.31	to	$1.88	$3,343	1.91%	0.30%	to	0.90%	24.72%	to	23.98%
2016	2,012	$1.05	to	$1.51	$3,061	1.11%	0.30%	to	0.90%	(1.09%)	to	(1.69%)

150	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Lg Cap Gro, Cl A
2020	28	$1.61	to	$1.61	$46	—	0.00%	to	0.00%	35.49%		to	35.49%
2019	16	$1.19	to	$1.19	$20	—	0.00%	to	0.00%	10.78	%(7)	to	10.78	%(7)
AB VPS Lg Cap Gro, Cl B
2020	410	$4.25	to	$4.17	$2,022	—	0.00%	to	0.90%	35.15%		to	33.94%
2019	357	$3.15	to	$3.11	$1,282	—	0.00%	to	0.90%	34.37%		to	33.16%
2018	292	$2.34	to	$2.34	$780	—	0.00%	to	0.90%	2.32%		to	1.40%
2017	261	$2.29	to	$2.31	$671	—	0.00%	to	0.90%	31.67%		to	30.50%
2016	136	$1.74	to	$1.77	$282	—	0.00%	to	0.90%	2.35%		to	1.44%
ALPS Alerian Engy Infr, Class I
2020	0	$0.76	to	$0.76	$0	5.30%	0.00%	to	0.00%	(24.85%)		to	(24.85%)
2019	—	$1.02	to	$1.02	$0	3.88%	0.00%	to	0.00%	0.35	%(7)	to	0.35	%(7)
ALPS Alerian Engy Infr, Class III
2020	709	$0.77	to	$0.59	$432	2.76%	0.00%	to	0.90%	(25.12%)		to	(25.80%)
2019	526	$1.02	to	$0.79	$431	1.51%	0.00%	to	0.90%	20.41%		to	19.33%
2018	581	$0.85	to	$0.66	$397	2.09%	0.00%	to	0.90%	(18.95%)		to	(19.68%)
2017	517	$1.05	to	$0.82	$437	1.93%	0.00%	to	0.90%	(0.84%)		to	(1.73%)
2016	568	$1.06	to	$0.84	$482	2.51%	0.00%	to	0.90%	40.79%		to	39.54%
AC VP Intl, Cl I
2020	355	$3.35	to	$2.00	$856	0.48%	0.45%	to	0.90%	25.32%		to	24.75%
2019	376	$2.68	to	$1.60	$721	0.89%	0.45%	to	0.90%	27.84%		to	27.27%
2018	451	$2.09	to	$1.26	$676	1.27%	0.45%	to	0.90%	(15.60%)		to	(15.98%)
2017	459	$2.48	to	$1.50	$824	0.86%	0.45%	to	0.90%	30.62%		to	30.03%
2016	489	$1.90	to	$1.15	$667	1.09%	0.45%	to	0.90%	(5.92%)		to	(6.34%)
AC VP Intl, Cl II
2020	507	$1.73	to	$3.23	$881	0.39%	0.30%	to	0.90%	25.28%		to	24.53%
2019	536	$1.38	to	$2.59	$774	0.73%	0.30%	to	0.90%	27.76%		to	26.99%
2018	585	$1.08	to	$2.04	$658	1.06%	0.30%	to	0.90%	(15.55%)		to	(16.06%)
2017	560	$1.28	to	$2.43	$768	0.73%	0.30%	to	0.90%	30.55%		to	29.76%
2016	505	$0.98	to	$1.87	$617	0.85%	0.30%	to	0.90%	(5.83%)		to	(6.40%)
AC VP Val, Cl I
2020	940	$1.15	to	$3.88	$3,445	2.31%	0.00%	to	0.90%	0.98%		to	0.07%
2019	1,014	$1.14	to	$3.88	$3,737	2.11%	0.00%	to	0.90%	12.02	%(7)	to	25.90%
2018	1,159	$2.79	to	$3.08	$3,420	1.64%	0.45%	to	0.90%	(9.56%)		to	(9.97%)
2017	1,310	$3.09	to	$3.42	$4,296	1.66%	0.45%	to	0.90%	8.26%		to	7.77%
2016	1,361	$2.85	to	$3.17	$4,138	1.75%	0.45%	to	0.90%	19.94%		to	19.40%
AC VP Val, Cl II
2020	1,206	$2.16	to	$3.24	$2,099	2.17%	0.00%	to	0.90%	0.83%		to	(0.07%)
2019	1,271	$2.14	to	$3.25	$2,214	1.97%	0.00%	to	0.90%	26.92%		to	25.78%
2018	1,397	$1.69	to	$2.58	$1,970	1.49%	0.00%	to	0.90%	(9.28%)		to	(10.09%)
2017	1,481	$1.86	to	$2.87	$2,383	1.51%	0.00%	to	0.90%	8.58%		to	7.61%
2016	1,289	$1.71	to	$2.67	$2,208	1.59%	0.00%	to	0.90%	20.28%		to	19.20%
BlackRock Global Alloc, Cl I
2020	19	$1.34	to	$1.34	$25	3.35%	0.00%	to	0.00%	21.01%		to	21.01%
2019	0	$1.11	to	$1.11	$0	2.95%	0.00%	to	0.00%	6.61	%(7)	to	6.61	%(7)
BlackRock Global Alloc, Cl III
2020	334	$1.80	to	$1.44	$502	1.40%	0.00%	to	0.90%	20.71%		to	19.63%
2019	319	$1.49	to	$1.20	$400	1.46%	0.00%	to	0.90%	17.75%		to	16.70%
2018	435	$1.27	to	$1.03	$468	0.86%	0.00%	to	0.90%	(7.58%)		to	(8.41%)
2017	471	$1.37	to	$1.12	$547	1.51%	0.00%	to	0.90%	13.71%		to	12.69%
2016	337	$1.21	to	$1.00	$347	0.67%	0.00%	to	0.90%	3.81%		to	2.88%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	151

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Calvert VP SRI Bal, Cl I
2020	691	$1.87	to	$2.30	$1,827	2.59%	0.30%	to	0.90%	14.91%		to	14.22%
2019	208	$1.63	to	$2.02	$483	2.01%	0.30%	to	0.90%	24.03%		to	23.29%
2018	171	$1.31	to	$1.64	$318	1.65%	0.30%	to	0.90%	(2.96%)		to	(3.55%)
2017	181	$1.35	to	$1.70	$356	1.77%	0.30%	to	0.90%	11.67%		to	10.99%
2016	215	$1.21	to	$1.53	$378	1.78%	0.30%	to	0.90%	7.54%		to	6.89%
Col VP Bal, Cl 1
2020	287	$1.34	to	$1.34	$386	—	0.00%	to	0.00%	17.77%		to	17.77%
2019	—	$1.14	to	$1.14	$0	—	0.00%	to	0.00%	7.86	%(7)	to	7.86	%(7)
Col VP Bal, Cl 3
2020	6,627	$2.24	to	$2.49	$17,721	—	0.00%	to	0.90%	17.59%		to	16.53%
2019	6,990	$1.90	to	$2.13	$15,642	—	0.00%	to	0.90%	22.78%		to	21.68%
2018	7,598	$1.55	to	$1.75	$13,906	—	0.00%	to	0.90%	(5.89%)		to	(6.74%)
2017	8,419	$1.65	to	$1.88	$16,544	—	0.00%	to	0.90%	14.52%		to	13.49%
2016	9,270	$1.44	to	$1.66	$15,984	—	0.00%	to	0.90%	6.41%		to	5.45%
Col VP Commodity Strategy, Cl 1
2020	11	$1.00	to	$1.00	$11	2.45%	0.00%	to	0.00%	(1.29%)		to	(1.29%)
2019	—	$1.01	to	$1.01	$0	2.30%	0.00%	to	0.00%	3.06	%(7)	to	3.06	%(7)
Col VP Commodity Strategy, Cl 2
2020	31	$0.62	to	$0.62	$19	19.21%	0.00%	to	0.00%	(1.55%)		to	(1.55%)
2019	30	$0.63	to	$0.63	$19	0.92%	0.00%	to	0.00%	7.78%		to	7.78%
2018	21	$0.58	to	$0.58	$12	—	0.00%	to	0.00%	(14.17%)		to	(14.17%)
2017	8	$0.68	to	$0.68	$5	5.10%	0.00%	to	0.00%	1.71%		to	1.71%
2016	10	$0.67	to	$0.67	$7	—	0.00%	to	0.00%	12.36%		to	12.36%
Col VP Contrarian Core, Cl 1
2020	21	$1.46	to	$1.46	$31	—	0.00%	to	0.00%	22.35%		to	22.35%
2019	—	$1.19	to	$1.19	$0	—	0.00%	to	0.00%	11.36	%(7)	to	11.36	%(7)
Col VP Contrarian Core, Cl 2
2020	49	$2.46	to	$2.46	$120	—	0.00%	to	0.00%	22.00%		to	22.00%
2019	46	$2.02	to	$2.02	$92	—	0.00%	to	0.00%	32.81%		to	32.81%
2018	36	$1.52	to	$1.52	$55	—	0.00%	to	0.00%	(9.14%)		to	(9.14%)
2017	28	$1.67	to	$1.67	$46	—	0.00%	to	0.00%	21.48%		to	21.48%
2016	15	$1.38	to	$1.38	$21	—	0.00%	to	0.00%	8.41%		to	8.41%
Col VP Disciplined Core, Cl 1
2020	0	$1.27	to	$1.27	$0	—	0.00%	to	0.00%	14.12%		to	14.12%
2019	—	$1.12	to	$1.12	$0	—	0.00%	to	0.00%	8.51	%(7)	to	8.51	%(7)
Col VP Disciplined Core, Cl 2
2020	121	$2.75	to	$2.75	$333	—	0.00%	to	0.00%	13.83%		to	13.83%
2019	114	$2.41	to	$2.41	$274	—	0.00%	to	0.00%	24.47%		to	24.47%
2018	117	$1.94	to	$1.94	$227	—	0.00%	to	0.00%	(3.85%)		to	(3.85%)
2017	96	$2.02	to	$2.02	$193	—	0.00%	to	0.00%	24.06%		to	24.06%
2016	83	$1.62	to	$1.62	$135	—	0.00%	to	0.00%	7.82%		to	7.82%
Col VP Disciplined Core, Cl 3
2020	10,852	$2.29	to	$2.28	$27,201	—	0.30%	to	0.90%	13.64%		to	12.96%
2019	11,866	$2.01	to	$2.02	$26,226	—	0.30%	to	0.90%	24.26%		to	23.52%
2018	13,037	$1.62	to	$1.63	$23,192	—	0.30%	to	0.90%	(4.03%)		to	(4.61%)
2017	14,208	$1.69	to	$1.71	$26,443	—	0.30%	to	0.90%	23.85%		to	23.11%
2016	15,578	$1.36	to	$1.39	$23,421	—	0.30%	to	0.90%	7.61%		to	6.96%
Col VP Divd Opp, Cl 1
2020	10	$1.13	to	$1.13	$11	—	0.00%	to	0.00%	1.15%		to	1.15%
2019	0	$1.12	to	$1.12	$0	—	0.00%	to	0.00%	7.17	%(7)	to	7.17	%(7)

152	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Divd Opp, Cl 2
2020	43	$2.04	to	$2.04	$88	—	0.00%	to	0.00%	0.90%		to	0.90%
2019	39	$2.02	to	$2.02	$79	—	0.00%	to	0.00%	23.76%		to	23.76%
2018	28	$1.63	to	$1.63	$46	—	0.00%	to	0.00%	(6.01%)		to	(6.01%)
2017	26	$1.74	to	$1.74	$46	—	0.00%	to	0.00%	14.12%		to	14.12%
2016	13	$1.52	to	$1.52	$20	—	0.00%	to	0.00%	13.41%		to	13.41%
Col VP Divd Opp, Cl 3
2020	3,630	$1.70	to	$3.42	$11,064	—	0.30%	to	0.90%	0.72%		to	0.12%
2019	3,919	$1.69	to	$3.41	$11,865	—	0.30%	to	0.90%	23.55%		to	22.81%
2018	4,359	$1.36	to	$2.78	$10,651	—	0.30%	to	0.90%	(6.15%)		to	(6.72%)
2017	4,610	$1.45	to	$2.98	$12,263	—	0.30%	to	0.90%	13.94%		to	13.26%
2016	4,787	$1.28	to	$2.63	$11,643	—	0.30%	to	0.90%	13.18%		to	12.50%
Col VP Emerg Mkts Bond, Cl 1
2020	0	$1.14	to	$1.14	$0	4.21%	0.00%	to	0.00%	7.43%		to	7.43%
2019	—	$1.06	to	$1.06	$0	9.53%	0.00%	to	0.00%	1.46	%(7)	to	1.46	%(7)
Col VP Emerg Mkts Bond, Cl 2
2020	8	$1.39	to	$1.39	$11	3.32%	0.00%	to	0.00%	7.16%		to	7.16%
2019	7	$1.29	to	$1.29	$9	4.78%	0.00%	to	0.00%	12.09%		to	12.09%
2018	6	$1.16	to	$1.16	$7	4.91%	0.00%	to	0.00%	(7.38%)		to	(7.38%)
2017	1	$1.25	to	$1.25	$1	4.56%	0.00%	to	0.00%	11.69%		to	11.69%
2016	—	$1.12	to	$1.12	$0	2.44%	0.00%	to	0.00%	11.08%		to	11.08%
Col VP Emer Mkts, Cl 1
2020	31	$1.58	to	$1.58	$48	0.30%	0.00%	to	0.00%	33.54%		to	33.54%
2019	7	$1.18	to	$1.18	$9	0.01%	0.00%	to	0.00%	12.89	%(7)	to	12.89	%(7)
Col VP Emer Mkts, Cl 2
2020	235	$1.97	to	$1.97	$461	0.41%	0.00%	to	0.00%	33.17%		to	33.17%
2019	226	$1.48	to	$1.48	$333	0.14%	0.00%	to	0.00%	31.27%		to	31.27%
2018	205	$1.12	to	$1.12	$230	0.26%	0.00%	to	0.00%	(21.67%)		to	(21.67%)
2017	150	$1.44	to	$1.44	$216	0.01%	0.00%	to	0.00%	46.89%		to	46.89%
2016	95	$0.98	to	$0.98	$92	0.07%	0.00%	to	0.00%	4.81%		to	4.81%
Col VP Emer Mkts, Cl 3
2020	833	$1.95	to	$5.32	$3,231	0.55%	0.30%	to	0.90%	32.96%		to	32.17%
2019	945	$1.47	to	$4.02	$2,752	0.18%	0.30%	to	0.90%	31.03%		to	30.25%
2018	1,095	$1.12	to	$3.09	$2,411	0.45%	0.30%	to	0.90%	(21.81%)		to	(22.29%)
2017	1,072	$1.43	to	$3.97	$3,158	0.09%	0.30%	to	0.90%	46.62%		to	45.74%
2016	1,102	$0.98	to	$2.73	$2,349	0.10%	0.30%	to	0.90%	4.66%		to	4.03%
Col VP Global Strategic Inc, Cl 2
2020	93	$1.00	to	$1.00	$93	4.87%	0.00%	to	0.00%	4.59%		to	4.59%
2019	89	$0.95	to	$0.95	$85	—	0.00%	to	0.00%	10.75%		to	10.75%
2018	83	$0.86	to	$0.86	$71	3.95%	0.00%	to	0.00%	(5.51%)		to	(5.51%)
2017	78	$0.91	to	$0.91	$71	—	0.00%	to	0.00%	5.69%		to	5.69%
2016	37	$0.86	to	$0.86	$32	—	0.00%	to	0.00%	(1.35%)		to	(1.35%)
Col VP Global Strategic Inc, Cl 3
2020	1,023	$1.05	to	$1.84	$1,377	5.18%	0.30%	to	0.90%	4.37%		to	3.74%
2019	1,131	$1.01	to	$1.77	$1,478	—	0.30%	to	0.90%	10.57%		to	9.91%
2018	1,222	$0.91	to	$1.61	$1,472	4.26%	0.30%	to	0.90%	(5.62%)		to	(6.19%)
2017	1,345	$0.96	to	$1.72	$1,728	—	0.30%	to	0.90%	5.46%		to	4.83%
2016	1,347	$0.91	to	$1.64	$1,726	—	0.30%	to	0.90%	(1.52%)		to	(2.11%)
Col VP Govt Money Mkt, Cl 1
2020	3	$1.02	to	$1.02	$5	0.20%	0.00%	to	0.00%	0.30%		to	0.30%
2019	—	$1.02	to	$1.02	$2	2.87%	0.00%	to	0.00%	0.89	%(7)	to	0.89	%(7)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	153

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Govt Money Mkt, Cl 2
2020	375	$1.03	to	$1.03	$387	0.10%	0.00%	to	0.00%	0.24%		to	0.24%
2019	131	$1.03	to	$1.03	$135	1.58%	0.00%	to	0.00%	1.64%		to	1.64%
2018	121	$1.01	to	$1.01	$123	1.45%	0.00%	to	0.00%	1.26%		to	1.26%
2017	19	$1.00	to	$1.00	$19	0.12%	0.00%	to	0.00%	0.18%		to	0.18%
2016	33	$1.00	to	$1.00	$35	0.01%	0.00%	to	0.00%	0.01%		to	0.01%
Col VP Govt Money Mkt, Cl 3
2020	3,622	$1.03	to	$1.06	$3,637	0.23%	0.20%	to	0.90%	0.08%		to	(0.61%)
2019	2,794	$1.03	to	$1.06	$2,820	1.71%	0.20%	to	0.90%	1.56%		to	0.86%
2018	2,819	$1.01	to	$1.05	$2,813	1.37%	0.20%	to	0.90%	1.17%		to	0.47%
2017	2,860	$1.00	to	$1.05	$2,846	0.29%	0.20%	to	0.90%	0.17	%(5)	to	(0.60%)
2016	2,997	$0.99	to	$1.05	$3,018	0.01%	0.30%	to	0.90%	(0.29%)		to	(0.87%)
Col VP Hi Yield Bond, Cl 1
2020	9	$1.17	to	$1.17	$11	2.20%	0.00%	to	0.00%	6.67%		to	6.67%
2019	—	$1.10	to	$1.10	$0	10.99%	0.00%	to	0.00%	4.96	%(7)	to	4.96	%(7)
Col VP Hi Yield Bond, Cl 2
2020	185	$1.56	to	$1.56	$290	5.62%	0.00%	to	0.00%	6.31%		to	6.31%
2019	178	$1.47	to	$1.47	$261	5.79%	0.00%	to	0.00%	16.52%		to	16.52%
2018	165	$1.26	to	$1.26	$209	5.87%	0.00%	to	0.00%	(4.00%)		to	(4.00%)
2017	134	$1.32	to	$1.32	$176	5.71%	0.00%	to	0.00%	6.17%		to	6.17%
2016	85	$1.24	to	$1.24	$106	6.10%	0.00%	to	0.00%	11.65%		to	11.65%
Col VP Hi Yield Bond, Cl 3
2020	1,091	$1.46	to	$3.17	$2,798	5.76%	0.30%	to	0.90%	6.23%		to	5.59%
2019	1,154	$1.38	to	$3.00	$2,857	5.81%	0.30%	to	0.90%	16.37%		to	15.67%
2018	1,198	$1.18	to	$2.60	$2,498	5.52%	0.30%	to	0.90%	(4.29%)		to	(4.86%)
2017	1,495	$1.24	to	$2.73	$3,095	5.35%	0.30%	to	0.90%	6.09%		to	5.45%
2016	1,508	$1.17	to	$2.59	$3,130	5.98%	0.30%	to	0.90%	11.39%		to	10.72%
Col VP Inc Opp, Cl 1
2020	15	$1.16	to	$1.16	$17	0.05%	0.00%	to	0.00%	5.90%		to	5.90%
2019	—	$1.10	to	$1.10	$0	9.50%	0.00%	to	0.00%	4.80	%(7)	to	4.80	%(7)
Col VP Inc Opp, Cl 2
2020	24	$1.53	to	$1.53	$36	4.49%	0.00%	to	0.00%	5.67%		to	5.67%
2019	19	$1.45	to	$1.45	$28	4.90%	0.00%	to	0.00%	16.13%		to	16.13%
2018	13	$1.24	to	$1.24	$17	4.77%	0.00%	to	0.00%	(3.90%)		to	(3.90%)
2017	11	$1.30	to	$1.30	$14	7.51%	0.00%	to	0.00%	6.20%		to	6.20%
2016	4	$1.22	to	$1.22	$5	10.56%	0.00%	to	0.00%	10.80%		to	10.80%
Col VP Inc Opp, Cl 3
2020	570	$1.44	to	$2.28	$1,181	4.67%	0.30%	to	0.90%	5.42%		to	4.79%
2019	626	$1.37	to	$2.17	$1,248	4.89%	0.30%	to	0.90%	15.88%		to	15.19%
2018	548	$1.18	to	$1.89	$1,000	4.74%	0.30%	to	0.90%	(4.15%)		to	(4.73%)
2017	587	$1.23	to	$1.98	$1,116	6.06%	0.30%	to	0.90%	6.07%		to	5.43%
2016	640	$1.16	to	$1.88	$1,171	11.56%	0.30%	to	0.90%	10.53%		to	9.86%
Col VP Inter Bond, Cl 1
2020	24	$1.21	to	$1.21	$29	1.31%	0.00%	to	0.00%	12.58%		to	12.58%
2019	—	$1.07	to	$1.07	$0	6.03%	0.00%	to	0.00%	2.25	%(7)	to	2.25	%(7)
Col VP Inter Bond, Cl 2
2020	48	$1.37	to	$1.37	$65	2.62%	0.00%	to	0.00%	12.28%		to	12.28%
2019	30	$1.22	to	$1.22	$36	2.96%	0.00%	to	0.00%	9.03%		to	9.03%
2018	21	$1.12	to	$1.12	$23	2.10%	0.00%	to	0.00%	0.14%		to	0.14%
2017	17	$1.11	to	$1.11	$19	2.10%	0.00%	to	0.00%	3.62%		to	3.62%
2016	5	$1.07	to	$1.07	$5	1.72%	0.00%	to	0.00%	4.43%		to	4.43%

154	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Inter Bond, Cl 3
2020	3,859	$1.38	to	$2.15	$7,336	2.77%	0.30%	to	0.90%	12.11%		to	11.44%
2019	3,987	$1.23	to	$1.93	$6,835	3.09%	0.30%	to	0.90%	8.79%		to	8.14%
2018	3,938	$1.13	to	$1.78	$6,262	2.26%	0.30%	to	0.90%	(0.03%)		to	(0.64%)
2017	4,697	$1.13	to	$1.79	$7,438	2.68%	0.30%	to	0.90%	3.42%		to	2.80%
2016	5,072	$1.10	to	$1.74	$7,912	1.65%	0.30%	to	0.90%	4.23%		to	3.60%
Col VP Lg Cap Gro, Cl 1
2020	58	$1.61	to	$1.61	$94	—	0.00%	to	0.00%	34.74%		to	34.74%
2019	0	$1.20	to	$1.20	$0	—	0.00%	to	0.00%	11.18	%(7)	to	11.18	%(7)
Col VP Lg Cap Gro, Cl 2
2020	73	$3.58	to	$3.58	$261	—	0.00%	to	0.00%	34.41%		to	34.41%
2019	49	$2.66	to	$2.66	$131	—	0.00%	to	0.00%	35.53%		to	35.53%
2018	28	$1.97	to	$1.97	$54	—	0.00%	to	0.00%	(4.14%)		to	(4.14%)
2017	14	$2.05	to	$2.05	$28	—	0.00%	to	0.00%	27.84%		to	27.84%
2016	10	$1.60	to	$1.60	$17	—	0.00%	to	0.00%	1.02%		to	1.02%
Col VP Lg Cap Gro, Cl 3
2020	928	$3.04	to	$2.38	$3,407	—	0.30%	to	0.90%	34.16%		to	33.36%
2019	982	$2.27	to	$1.78	$2,612	—	0.30%	to	0.90%	35.35%		to	34.54%
2018	1,078	$1.68	to	$1.32	$2,144	—	0.30%	to	0.90%	(4.38%)		to	(4.96%)
2017	1,181	$1.75	to	$1.39	$2,381	—	0.30%	to	0.90%	27.56%		to	26.80%
2016	1,451	$1.37	to	$1.10	$2,150	—	0.30%	to	0.90%	0.87%		to	0.26%
Col VP Lg Cap Index, Cl 1
2020	261	$1.39	to	$1.39	$361	—	0.00%	to	0.00%	18.03%		to	18.03%
2019	9	$1.17	to	$1.17	$10	—	0.00%	to	0.00%	10.64	%(7)	to	10.64	%(7)
Col VP Lg Cap Index, Cl 3
2020	3,144	$2.95	to	$3.11	$11,530	—	0.00%	to	0.90%	17.90%		to	16.85%
2019	3,292	$2.50	to	$2.66	$10,253	—	0.00%	to	0.90%	30.95%		to	29.78%
2018	3,508	$1.91	to	$2.05	$8,621	—	0.00%	to	0.90%	(4.81%)		to	(5.67%)
2017	3,792	$2.00	to	$2.17	$9,690	—	0.00%	to	0.90%	21.29%		to	20.20%
2016	3,910	$1.65	to	$1.81	$7,877	—	0.00%	to	0.90%	11.51%		to	10.50%
Col VP Limited Duration Cr, Cl 1
2020	—	$1.12	to	$1.12	$0	2.71%	0.00%	to	0.00%	5.90%		to	5.90%
2019	—	$1.06	to	$1.06	$0	4.43%	0.00%	to	0.00%	2.29	%(7)	to	2.29	%(7)
Col VP Limited Duration Cr, Cl 2
2020	569	$1.21	to	$1.06	$617	2.40%	0.00%	to	0.90%	5.57%		to	4.62%
2019	543	$1.14	to	$1.02	$560	1.99%	0.00%	to	0.90%	7.47%		to	6.50%
2018	370	$1.06	to	$0.96	$358	1.55%	0.00%	to	0.90%	(0.02%)		to	(0.92%)
2017	534	$1.06	to	$0.96	$524	2.22%	0.00%	to	0.90%	1.80%		to	0.89%
2016	390	$1.04	to	$0.96	$379	3.61%	0.00%	to	0.90%	5.28%		to	4.33%
Col VP Long Govt/Cr Bond, Cl 1
2020	1	$1.37	to	$1.37	$1	2.75%	0.00%	to	0.00%	17.25%		to	17.25%
2019	0	$1.17	to	$1.17	$0	4.66%	0.00%	to	0.00%	5.74	%(7)	to	5.74	%(7)
Col VP Long Govt/Cr Bond, Cl 2
2020	6	$1.58	to	$1.58	$10	2.69%	0.00%	to	0.00%	17.07%		to	17.07%
2019	2	$1.35	to	$1.35	$2	0.33%	0.00%	to	0.00%	19.42%		to	19.42%
2018	—	$1.13	to	$1.13	$0	3.15%	0.00%	to	0.00%	(5.37%)		to	(5.37%)
2017	—	$1.19	to	$1.19	$0	3.18%	0.00%	to	0.00%	10.98%		to	10.98%
2016	—	$1.08	to	$1.08	$0	1.68%	0.00%	to	0.00%	2.78%		to	2.78%
Col VP Mid Cap Gro, Cl 1
2020	52	$1.58	to	$1.58	$82	—	0.00%	to	0.00%	35.42%		to	35.42%
2019	0	$1.16	to	$1.16	$0	—	0.00%	to	0.00%	8.21	%(7)	to	8.21	%(7)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	155

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Mid Cap Gro, Cl 2
2020	28	$3.17	to	$3.17	$90	—	0.00%	to	0.00%	35.08%		to	35.08%
2019	28	$2.35	to	$2.35	$67	—	0.00%	to	0.00%	34.83%		to	34.83%
2018	24	$1.74	to	$1.74	$42	—	0.00%	to	0.00%	(4.98%)		to	(4.98%)
2017	14	$1.83	to	$1.83	$26	—	0.00%	to	0.00%	22.67%		to	22.67%
2016	5	$1.49	to	$1.49	$8	—	0.00%	to	0.00%	2.03%		to	2.03%
Col VP Mid Cap Gro, Cl 3
2020	244	$2.62	to	$4.51	$1,122	—	0.30%	to	0.90%	34.83%		to	34.02%
2019	246	$1.94	to	$3.36	$913	—	0.30%	to	0.90%	34.61%		to	33.81%
2018	217	$1.44	to	$2.51	$597	—	0.30%	to	0.90%	(5.14%)		to	(5.71%)
2017	217	$1.52	to	$2.67	$636	—	0.30%	to	0.90%	22.42%		to	21.69%
2016	247	$1.24	to	$2.19	$574	—	0.30%	to	0.90%	1.86%		to	1.24%
Col VP Overseas Core, Cl 1
2020	—	$1.22	to	$1.22	$0	1.69%	0.00%	to	0.00%	9.11%		to	9.11%
2019	—	$1.12	to	$1.12	$0	3.96%	0.00%	to	0.00%	10.34	%(7)	to	10.34	%(7)
Col VP Overseas Core, Cl 2
2020	80	$1.64	to	$1.64	$132	1.46%	0.00%	to	0.00%	8.83%		to	8.83%
2019	66	$1.51	to	$1.51	$99	1.81%	0.00%	to	0.00%	25.15%		to	25.15%
2018	54	$1.20	to	$1.20	$65	2.41%	0.00%	to	0.00%	(16.81%)		to	(16.81%)
2017	39	$1.45	to	$1.45	$56	1.73%	0.00%	to	0.00%	27.18%		to	27.18%
2016	27	$1.14	to	$1.14	$30	1.51%	0.00%	to	0.00%	(6.27%)		to	(6.27%)
Col VP Overseas Core, Cl 3
2020	3,879	$1.41	to	$1.27	$5,232	1.56%	0.30%	to	0.90%	8.60%		to	7.95%
2019	4,209	$1.30	to	$1.17	$5,266	1.97%	0.30%	to	0.90%	24.95%		to	24.20%
2018	4,685	$1.04	to	$0.94	$4,697	2.66%	0.30%	to	0.90%	(16.95%)		to	(17.45%)
2017	5,039	$1.25	to	$1.14	$6,104	1.97%	0.30%	to	0.90%	26.99%		to	26.23%
2016	5,598	$0.99	to	$0.91	$5,343	1.50%	0.30%	to	0.90%	(6.38%)		to	(6.95%)
Col VP Select Lg Cap Val, Cl 1
2020	4	$1.20	to	$1.20	$5	—	0.00%	to	0.00%	7.08%		to	7.08%
2019	0	$1.12	to	$1.12	$0	—	0.00%	to	0.00%	11.84	%(7)	to	11.84	%(7)
Col VP Select Lg Cap Val, Cl 2
2020	32	$2.52	to	$2.52	$81	—	0.00%	to	0.00%	6.81%		to	6.81%
2019	28	$2.36	to	$2.36	$66	—	0.00%	to	0.00%	26.43%		to	26.43%
2018	23	$1.87	to	$1.87	$43	—	0.00%	to	0.00%	(12.45%)		to	(12.45%)
2017	21	$2.13	to	$2.13	$45	—	0.00%	to	0.00%	20.71%		to	20.71%
2016	18	$1.77	to	$1.77	$32	—	0.00%	to	0.00%	19.63%		to	19.63%
Col VP Select Lg Cap Val, Cl 3
2020	264	$1.91	to	$2.59	$710	—	0.30%	to	0.90%	6.63%		to	6.00%
2019	270	$1.79	to	$2.45	$694	—	0.30%	to	0.90%	26.16%		to	25.41%
2018	187	$1.42	to	$1.95	$413	—	0.30%	to	0.90%	(12.57%)		to	(13.10%)
2017	177	$1.63	to	$2.25	$434	—	0.30%	to	0.90%	20.44%		to	19.73%
2016	196	$1.35	to	$1.88	$459	—	0.30%	to	0.90%	19.46%		to	18.74%
Col VP Select Mid Cap Val, Cl 1
2020	4	$1.21	to	$1.21	$5	—	0.00%	to	0.00%	7.48%		to	7.48%
2019	2	$1.12	to	$1.12	$2	—	0.00%	to	0.00%	9.78	%(7)	to	9.78	%(7)
Col VP Select Mid Cap Val, Cl 2
2020	35	$2.36	to	$2.36	$84	—	0.00%	to	0.00%	7.25%		to	7.25%
2019	28	$2.20	to	$2.20	$61	—	0.00%	to	0.00%	31.25%		to	31.25%
2018	24	$1.68	to	$1.68	$41	—	0.00%	to	0.00%	(13.51%)		to	(13.51%)
2017	18	$1.94	to	$1.94	$35	—	0.00%	to	0.00%	13.28%		to	13.28%
2016	11	$1.71	to	$1.71	$19	—	0.00%	to	0.00%	13.85%		to	13.85%

156	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Select Mid Cap Val, Cl 3
2020	229	$1.78	to	$2.39	$726	—	0.30%	to	0.90%	7.09%		to	6.45%
2019	244	$1.66	to	$2.25	$724	—	0.30%	to	0.90%	31.03%		to	30.24%
2018	265	$1.27	to	$1.72	$615	—	0.30%	to	0.90%	(13.67%)		to	(14.18%)
2017	284	$1.47	to	$2.01	$730	—	0.30%	to	0.90%	13.05%		to	12.37%
2016	369	$1.30	to	$1.79	$708	—	0.30%	to	0.90%	13.66%		to	12.98%
Col VP Select Sm Cap Val, Cl 1
2020	6	$1.10	to	$1.10	$7	—	0.00%	to	0.00%	9.19%		to	9.19%
2019	—	$1.01	to	$1.01	$0	—	0.00%	to	0.00%	5.21	%(7)	to	5.21	%(7)
Col VP Select Sm Cap Val, Cl 2
2020	37	$2.22	to	$2.22	$82	—	0.00%	to	0.00%	8.92%		to	8.92%
2019	33	$2.04	to	$2.04	$67	—	0.00%	to	0.00%	17.44%		to	17.44%
2018	28	$1.74	to	$1.74	$49	—	0.00%	to	0.00%	(12.82%)		to	(12.82%)
2017	19	$1.99	to	$1.99	$38	—	0.00%	to	0.00%	12.07%		to	12.07%
2016	12	$1.78	to	$1.78	$22	—	0.00%	to	0.00%	13.66%		to	13.66%
Col VP Select Sm Cap Val, Cl 3
2020	328	$1.60	to	$3.18	$1,182	—	0.30%	to	0.90%	8.73%		to	8.08%
2019	359	$1.47	to	$2.94	$1,202	—	0.30%	to	0.90%	17.23%		to	16.53%
2018	371	$1.26	to	$2.52	$1,054	—	0.30%	to	0.90%	(12.96%)		to	(13.48%)
2017	396	$1.44	to	$2.92	$1,302	—	0.30%	to	0.90%	11.86%		to	11.20%
2016	383	$1.29	to	$2.62	$1,152	—	0.30%	to	0.90%	13.49%		to	12.81%
Col VP Strategic Inc, Cl 1
2020	57	$1.14	to	$1.14	$65	4.79%	0.00%	to	0.00%	6.82%		to	6.82%
2019	—	$1.07	to	$1.07	$0	7.17%	0.00%	to	0.00%	2.95	%(7)	to	2.95	%(7)
Col VP Strategic Inc, Cl 2
2020	111	$1.39	to	$1.39	$154	3.36%	0.00%	to	0.00%	6.62%		to	6.62%
2019	77	$1.30	to	$1.30	$101	4.15%	0.00%	to	0.00%	10.22%		to	10.22%
2018	46	$1.18	to	$1.18	$55	3.54%	0.00%	to	0.00%	(0.64%)		to	(0.64%)
2017	8	$1.19	to	$1.19	$9	2.88%	0.00%	to	0.00%	5.90%		to	5.90%
2016	8	$1.12	to	$1.12	$9	11.33%	0.00%	to	0.00%	9.05%		to	9.05%
Col VP US Govt Mtge, Cl 1
2020	2	$1.11	to	$1.11	$2	4.40%	0.00%	to	0.00%	5.09%		to	5.09%
2019	—	$1.06	to	$1.06	$0	5.18%	0.00%	to	0.00%	2.15	%(7)	to	2.15	%(7)
Col VP US Govt Mtge, Cl 2
2020	4	$1.26	to	$1.26	$6	2.43%	0.00%	to	0.00%	4.85%		to	4.85%
2019	4	$1.20	to	$1.20	$5	2.55%	0.00%	to	0.00%	6.50%		to	6.50%
2018	4	$1.12	to	$1.12	$4	2.73%	0.00%	to	0.00%	1.60%		to	1.60%
2017	3	$1.11	to	$1.11	$4	2.23%	0.00%	to	0.00%	2.99%		to	2.99%
2016	0	$1.07	to	$1.07	$1	2.63%	0.00%	to	0.00%	2.45%		to	2.45%
Col VP US Govt Mtge, Cl 3
2020	1,040	$1.27	to	$1.49	$1,435	2.43%	0.30%	to	0.90%	4.64%		to	4.01%
2019	1,066	$1.22	to	$1.43	$1,413	2.65%	0.30%	to	0.90%	6.29%		to	5.66%
2018	1,099	$1.14	to	$1.35	$1,369	2.85%	0.30%	to	0.90%	1.41%		to	0.80%
2017	1,260	$1.13	to	$1.34	$1,551	2.76%	0.30%	to	0.90%	2.91%		to	2.29%
2016	1,358	$1.10	to	$1.31	$1,638	2.77%	0.30%	to	0.90%	2.27%		to	1.66%
CS Commodity Return
2020	510	$0.64	to	$0.46	$296	5.78%	0.30%	to	0.90%	(1.77%)		to	(2.36%)
2019	553	$0.65	to	$0.48	$317	0.87%	0.30%	to	0.90%	6.37%		to	5.73%
2018	616	$0.61	to	$0.45	$342	2.55%	0.30%	to	0.90%	(11.92%)		to	(12.46%)
2017	620	$0.70	to	$0.51	$378	9.33%	0.30%	to	0.90%	1.21%		to	0.61%
2016	596	$0.69	to	$0.51	$341	—	0.30%	to	0.90%	11.69%		to	11.02%
CTIVP AC Div Bond, Cl 1
2020	2	$1.16	to	$1.16	$3	0.44%	0.00%	to	0.00%	8.55%		to	8.55%
2019	0	$1.07	to	$1.07	$0	10.24%	0.00%	to	0.00%	2.34	%(7)	to	2.34	%(7)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	157

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP AC Div Bond, Cl 2
2020	0	$1.30	to	$1.30	$1	2.73%	0.00%	to	0.00%	8.24%		to	8.24%
2019	2	$1.20	to	$1.20	$2	5.17%	0.00%	to	0.00%	9.40%		to	9.40%
2018	1	$1.10	to	$1.10	$1	2.63%	0.00%	to	0.00%	(1.31%)		to	(1.31%)
2017	0	$1.11	to	$1.11	$1	2.07%	0.00%	to	0.00%	4.65%		to	4.65%
2016	—	$1.06	to	$1.06	$0	1.57%	0.00%	to	0.00%	3.43%		to	3.43%
CTIVP BR Gl Infl Prot Sec, Cl 1
2020	7	$1.16	to	$1.16	$8	0.69%	0.00%	to	0.00%	9.37%		to	9.37%
2019	6	$1.06	to	$1.06	$7	0.18%	0.00%	to	0.00%	0.83	%(7)	to	0.83	%(7)
CTIVP BR Gl Infl Prot Sec, Cl 2
2020	16	$1.33	to	$1.33	$21	0.46%	0.00%	to	0.00%	8.97%		to	8.97%
2019	18	$1.22	to	$1.22	$22	2.99%	0.00%	to	0.00%	7.63%		to	7.63%
2018	12	$1.13	to	$1.13	$14	—	0.00%	to	0.00%	(0.71%)		to	(0.71%)
2017	8	$1.14	to	$1.14	$9	2.39%	0.00%	to	0.00%	2.46%		to	2.46%
2016	2	$1.11	to	$1.11	$2	—	0.00%	to	0.00%	8.42%		to	8.42%
CTIVP BR Gl Infl Prot Sec, Cl 3
2020	429	$1.34	to	$1.67	$682	0.56%	0.30%	to	0.90%	8.79%		to	8.14%
2019	470	$1.23	to	$1.54	$692	3.17%	0.30%	to	0.90%	7.49%		to	6.85%
2018	537	$1.15	to	$1.45	$747	—	0.30%	to	0.90%	(0.81%)		to	(1.41%)
2017	566	$1.16	to	$1.47	$799	2.32%	0.30%	to	0.90%	2.24%		to	1.63%
2016	576	$1.13	to	$1.44	$804	—	0.30%	to	0.90%	8.18%		to	7.52%
CTIVP CenterSquare Real Est, Cl 1
2020	16	$1.06	to	$1.06	$17	0.72%	0.00%	to	0.00%	(4.86%)		to	(4.86%)
2019	0	$1.11	to	$1.11	$0	2.21%	0.00%	to	0.00%	5.32	%(7)	to	5.32	%(7)
CTIVP CenterSquare Real Est, Cl 2
2020	95	$1.53	to	$1.53	$146	4.29%	0.00%	to	0.00%	(5.19%)		to	(5.19%)
2019	86	$1.61	to	$1.61	$139	1.64%	0.00%	to	0.00%	26.16%		to	26.16%
2018	82	$1.28	to	$1.28	$105	1.69%	0.00%	to	0.00%	(5.85%)		to	(5.85%)
2017	78	$1.36	to	$1.36	$106	1.99%	0.00%	to	0.00%	5.74%		to	5.74%
2016	51	$1.28	to	$1.28	$66	1.54%	0.00%	to	0.00%	4.76%		to	4.76%
CTIVP Lazard Intl Eq Adv, Cl 1
2020	31	$1.12	to	$1.12	$35	0.01%	0.00%	to	0.00%	4.45%		to	4.45%
2019	0	$1.07	to	$1.07	$0	4.00%	0.00%	to	0.00%	5.41	%(7)	to	5.41	%(7)
CTIVP Lazard Intl Eq Adv, Cl 2
2020	55	$1.29	to	$1.29	$71	0.15%	0.00%	to	0.00%	4.17%		to	4.17%
2019	57	$1.24	to	$1.24	$71	2.48%	0.00%	to	0.00%	16.58%		to	16.58%
2018	39	$1.06	to	$1.06	$42	1.96%	0.00%	to	0.00%	(16.21%)		to	(16.21%)
2017	25	$1.27	to	$1.27	$32	1.54%	0.00%	to	0.00%	23.65%		to	23.65%
2016	—	$1.03	to	$1.03	$0	1.95%	0.00%	to	0.00%	3.87%		to	3.87%
CTIVP Loomis Sayles Gro, Cl 1
2020	1	$1.55	to	$1.55	$2	—	0.00%	to	0.00%	31.93%		to	31.93%
2019	—	$1.17	to	$1.17	$0	—	0.00%	to	0.00%	7.59	%(7)	to	7.59	%(7)
CTIVP Loomis Sayles Gro, Cl 2
2020	17	$3.70	to	$3.70	$65	—	0.00%	to	0.00%	31.61%		to	31.61%
2019	17	$2.81	to	$2.81	$47	—	0.00%	to	0.00%	31.43%		to	31.43%
2018	15	$2.14	to	$2.14	$31	—	0.00%	to	0.00%	(2.65%)		to	(2.65%)
2017	9	$2.20	to	$2.20	$20	—	0.00%	to	0.00%	32.69%		to	32.69%
2016	8	$1.66	to	$1.66	$14	—	0.00%	to	0.00%	5.57%		to	5.57%
CTIVP LA Capital Lg Cap Gro, Cl 1
2020	1	$1.62	to	$1.62	$2	—	0.00%	to	0.00%	37.25%		to	37.25%
2019	—	$1.18	to	$1.18	$0	—	0.00%	to	0.00%	10.01	%(7)	to	10.01	%(7)

158	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP LA Capital Lg Cap Gro, Cl 2
2020	7	$3.55	to	$3.55	$26	—	0.00%	to	0.00%	36.87%		to	36.87%
2019	5	$2.60	to	$2.60	$14	—	0.00%	to	0.00%	32.28%		to	32.28%
2018	9	$1.96	to	$1.96	$17	—	0.00%	to	0.00%	(1.27%)		to	(1.27%)
2017	7	$1.99	to	$1.99	$14	—	0.00%	to	0.00%	30.79%		to	30.79%
2016	8	$1.52	to	$1.52	$13	—	0.00%	to	0.00%	(2.59%)		to	(2.59%)
CTIVP MFS Val, Cl 1
2020	24	$1.20	to	$1.20	$29	—	0.00%	to	0.00%	3.57%		to	3.57%
2019	21	$1.16	to	$1.16	$24	—	0.00%	to	0.00%	9.71	%(7)	to	9.71	%(7)
CTIVP MFS Val, Cl 2
2020	65	$2.35	to	$2.35	$153	—	0.00%	to	0.00%	3.34%		to	3.34%
2019	78	$2.27	to	$2.27	$177	—	0.00%	to	0.00%	29.51%		to	29.51%
2018	67	$1.75	to	$1.75	$117	—	0.00%	to	0.00%	(10.24%)		to	(10.24%)
2017	53	$1.95	to	$1.95	$103	—	0.00%	to	0.00%	17.34%		to	17.34%
2016	32	$1.67	to	$1.67	$54	—	0.00%	to	0.00%	13.72%		to	13.72%
CTIVP MS Adv, Cl 1
2020	4	$1.96	to	$1.96	$9	—	0.00%	to	0.00%	75.91%		to	75.91%
2019	0	$1.11	to	$1.11	$0	—	0.00%	to	0.00%	(0.42	%)(7)	to	(0.42	%)(7)
CTIVP MS Adv, Cl 2
2020	13	$4.57	to	$4.57	$59	—	0.00%	to	0.00%	75.49%		to	75.49%
2019	7	$2.60	to	$2.60	$19	—	0.00%	to	0.00%	26.86%		to	26.86%
2018	5	$2.05	to	$2.05	$11	—	0.00%	to	0.00%	2.62%		to	2.62%
2017	2	$2.00	to	$2.00	$3	—	0.00%	to	0.00%	32.23%		to	32.23%
2016	1	$1.51	to	$1.51	$2	—	0.00%	to	0.00%	3.07%		to	3.07%
CTIVP T Rowe Price LgCap Val, Cl 1
2020	12	$1.17	to	$1.17	$14	—	0.00%	to	0.00%	2.67%		to	2.67%
2019	—	$1.14	to	$1.14	$0	—	0.00%	to	0.00%	9.26	%(7)	to	9.26	%(7)
CTIVP T Rowe Price LgCap Val, Cl 2
2020	29	$1.95	to	$1.95	$57	—	0.00%	to	0.00%	2.43%		to	2.43%
2019	14	$1.90	to	$1.90	$26	—	0.00%	to	0.00%	26.22%		to	26.22%
2018	2	$1.50	to	$1.50	$4	—	0.00%	to	0.00%	(9.52%)		to	(9.52%)
2017	1	$1.66	to	$1.66	$2	—	0.00%	to	0.00%	15.96%		to	15.96%
2016	4	$1.43	to	$1.43	$5	—	0.00%	to	0.00%	14.07%		to	14.07%
CTIVP TCW Core Plus Bond, Cl 1
2020	41	$1.17	to	$1.17	$48	3.12%	0.00%	to	0.00%	8.88%		to	8.88%
2019	0	$1.07	to	$1.07	$0	3.28%	0.00%	to	0.00%	2.59	%(7)	to	2.59	%(7)
CTIVP TCW Core Plus Bond, Cl 2
2020	18	$1.27	to	$1.27	$23	2.53%	0.00%	to	0.00%	8.67%		to	8.67%
2019	6	$1.17	to	$1.17	$7	2.83%	0.00%	to	0.00%	8.58%		to	8.58%
2018	8	$1.08	to	$1.08	$9	1.92%	0.00%	to	0.00%	(0.10%)		to	(0.10%)
2017	5	$1.08	to	$1.08	$6	1.05%	0.00%	to	0.00%	3.15%		to	3.15%
2016	1	$1.04	to	$1.04	$1	1.27%	0.00%	to	0.00%	2.17%		to	2.17%
CTIVP Vty Sycamore Estb Val, Cl 1
2020	19	$1.22	to	$1.22	$23	—	0.00%	to	0.00%	8.05%		to	8.05%
2019	14	$1.13	to	$1.13	$16	—	0.00%	to	0.00%	9.03	%(7)	to	9.03	%(7)
CTIVP Vty Sycamore Estb Val, Cl 2
2020	130	$2.64	to	$2.64	$343	—	0.00%	to	0.00%	7.80%		to	7.80%
2019	103	$2.45	to	$2.45	$254	—	0.00%	to	0.00%	27.85%		to	27.85%
2018	71	$1.92	to	$1.92	$137	—	0.00%	to	0.00%	(10.20%)		to	(10.20%)
2017	43	$2.14	to	$2.14	$92	—	0.00%	to	0.00%	15.55%		to	15.55%
2016	12	$1.85	to	$1.85	$23	—	0.00%	to	0.00%	20.52%		to	20.52%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	159

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP Vty Sycamore Estb Val, Cl 3
2020	267	$2.10	to	$3.00	$919	—	0.30%	to	0.90%	7.58%		to	6.94%
2019	260	$1.95	to	$2.81	$817	—	0.30%	to	0.90%	27.63%		to	26.86%
2018	210	$1.53	to	$2.21	$555	—	0.30%	to	0.90%	(10.37%)		to	(10.91%)
2017	165	$1.71	to	$2.49	$492	—	0.30%	to	0.90%	15.38%		to	14.69%
2016	142	$1.48	to	$2.17	$350	—	0.30%	to	0.90%	20.28%		to	19.55%
CTIVP WF Short Duration Govt, Cl 1
2020	0	$1.07	to	$1.07	$1	3.06%	0.00%	to	0.00%	3.73%		to	3.73%
2019	0	$1.03	to	$1.03	$0	1.27%	0.00%	to	0.00%	1.06	%(7)	to	1.06	%(7)
CTIVP WF Short Duration Govt, Cl 2
2020	9	$1.09	to	$1.09	$10	2.11%	0.00%	to	0.00%	3.39%		to	3.39%
2019	5	$1.06	to	$1.06	$6	1.03%	0.00%	to	0.00%	3.33%		to	3.33%
2018	1	$1.02	to	$1.02	$1	0.99%	0.00%	to	0.00%	0.81%		to	0.81%
2017	0	$1.01	to	$1.01	$0	0.72%	0.00%	to	0.00%	0.45%		to	0.45%
2016	0	$1.01	to	$1.01	$0	0.69%	0.00%	to	0.00%	0.79%		to	0.79%
CTIVP Westfield Mid Cap Gro, Cl 1
2020	1	$1.54	to	$1.54	$2	—	0.00%	to	0.00%	27.50%		to	27.50%
2019	0	$1.21	to	$1.21	$0	—	0.00%	to	0.00%	12.05	%(7)	to	12.05	%(7)
CTIVP Westfield Mid Cap Gro, Cl 2
2020	20	$2.98	to	$2.98	$61	—	0.00%	to	0.00%	27.18%		to	27.18%
2019	11	$2.35	to	$2.35	$25	—	0.00%	to	0.00%	41.80%		to	41.80%
2018	8	$1.65	to	$1.65	$14	—	0.00%	to	0.00%	(3.61%)		to	(3.61%)
2017	7	$1.72	to	$1.72	$13	—	0.00%	to	0.00%	22.65%		to	22.65%
2016	6	$1.40	to	$1.40	$8	—	0.00%	to	0.00%	3.42%		to	3.42%
DWS Alt Asset Alloc VIP, Cl A
2020	0	$1.13	to	$1.13	$1	0.99%	0.00%	to	0.00%	5.71%		to	5.71%
2019	—	$1.07	to	$1.07	$0	7.09%	0.00%	to	0.00%	4.22	%(7)	to	4.22	%(7)
DWS Alt Asset Alloc VIP, Cl B
2020	199	$1.20	to	$1.06	$233	2.37%	0.00%	to	0.90%	5.32%		to	4.38%
2019	186	$1.14	to	$1.02	$207	3.44%	0.00%	to	0.90%	14.35%		to	13.32%
2018	179	$1.00	to	$0.90	$174	1.73%	0.00%	to	0.90%	(9.35%)		to	(10.16%)
2017	150	$1.10	to	$1.00	$161	1.85%	0.00%	to	0.90%	7.01%		to	6.05%
2016	123	$1.03	to	$0.94	$122	2.15%	0.00%	to	0.90%	4.99%		to	4.05%
EV VT Floating-Rate Inc, Init Cl
2020	895	$1.21	to	$1.40	$1,276	3.31%	0.30%	to	0.90%	1.69%		to	1.09%
2019	1,032	$1.19	to	$1.39	$1,492	4.29%	0.30%	to	0.90%	6.76%		to	6.12%
2018	906	$1.12	to	$1.31	$1,288	3.75%	0.30%	to	0.90%	(0.37%)		to	(0.97%)
2017	781	$1.12	to	$1.32	$1,132	3.26%	0.30%	to	0.90%	3.11%		to	2.49%
2016	760	$1.09	to	$1.29	$1,090	3.49%	0.30%	to	0.90%	8.62%		to	7.97%
Fid VIP Contrafund, Init Cl
2020	62	$1.52	to	$1.52	$95	0.31%	0.00%	to	0.00%	30.57%		to	30.57%
2019	19	$1.17	to	$1.17	$22	1.70%	0.00%	to	0.00%	8.97	%(7)	to	8.97	%(7)
Fid VIP Contrafund, Serv Cl 2
2020	1,642	$3.04	to	$3.03	$5,736	0.08%	0.00%	to	0.90%	30.23%		to	29.07%
2019	1,819	$2.33	to	$2.35	$4,800	0.22%	0.00%	to	0.90%	31.28%		to	30.10%
2018	1,895	$1.78	to	$1.80	$3,835	0.44%	0.00%	to	0.90%	(6.64%)		to	(7.48%)
2017	1,893	$1.90	to	$1.95	$4,188	0.78%	0.00%	to	0.90%	21.59%		to	20.50%
2016	2,120	$1.57	to	$1.62	$3,802	0.59%	0.00%	to	0.90%	7.73%		to	6.77%
Fid VIP Gro & Inc, Serv Cl
2020	1,147	$4.52	to	$2.82	$4,071	2.06%	0.45%	to	0.90%	7.25%		to	6.77%
2019	1,207	$4.21	to	$2.64	$4,004	3.56%	0.45%	to	0.90%	29.36%		to	28.78%
2018	1,341	$3.26	to	$2.05	$3,439	0.25%	0.45%	to	0.90%	(9.48%)		to	(9.89%)
2017	1,456	$3.60	to	$2.28	$4,110	1.17%	0.45%	to	0.90%	16.25%		to	15.73%
2016	1,603	$3.10	to	$1.97	$3,912	1.61%	0.45%	to	0.90%	15.43%		to	14.91%

160	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Fid VIP Gro & Inc, Serv Cl 2
2020	924	$1.94	to	$3.26	$1,780	1.93%	0.30%	to	0.90%	7.27%		to	6.63%
2019	967	$1.81	to	$3.06	$1,749	3.37%	0.30%	to	0.90%	29.29%		to	28.52%
2018	1,195	$1.40	to	$2.38	$1,684	0.20%	0.30%	to	0.90%	(9.47%)		to	(10.01%)
2017	1,347	$1.55	to	$2.64	$2,128	1.10%	0.30%	to	0.90%	16.26%		to	15.57%
2016	1,322	$1.33	to	$2.29	$1,972	1.55%	0.30%	to	0.90%	15.46%		to	14.77%
Fid VIP Mid Cap, Init Cl
2020	57	$1.26	to	$1.26	$73	1.55%	0.00%	to	0.00%	18.19%		to	18.19%
2019	0	$1.07	to	$1.07	$0	2.02%	0.00%	to	0.00%	7.10	%(7)	to	7.10	%(7)
Fid VIP Mid Cap, Serv Cl
2020	1,205	$4.43	to	$5.35	$5,875	0.56%	0.45%	to	0.90%	17.51%		to	16.98%
2019	1,283	$3.77	to	$4.57	$5,350	0.79%	0.45%	to	0.90%	22.79%		to	22.24%
2018	1,396	$3.07	to	$3.74	$4,765	0.54%	0.45%	to	0.90%	(15.02%)		to	(15.41%)
2017	1,574	$3.61	to	$4.42	$6,341	0.61%	0.45%	to	0.90%	20.16%		to	19.62%
2016	1,765	$3.00	to	$3.69	$5,916	0.41%	0.45%	to	0.90%	11.61%		to	11.11%
Fid VIP Mid Cap, Serv Cl 2
2020	2,664	$2.39	to	$5.08	$5,083	0.40%	0.00%	to	0.90%	17.87%		to	16.81%
2019	2,874	$2.03	to	$4.35	$4,711	0.66%	0.00%	to	0.90%	23.17%		to	22.07%
2018	3,181	$1.65	to	$3.56	$4,311	0.40%	0.00%	to	0.90%	(14.77%)		to	(15.54%)
2017	3,213	$1.93	to	$4.22	$5,288	0.49%	0.00%	to	0.90%	20.54%		to	19.46%
2016	2,841	$1.60	to	$3.53	$4,563	0.32%	0.00%	to	0.90%	11.92%		to	10.92%
Fid VIP Overseas, Serv Cl
2020	663	$2.96	to	$2.07	$1,591	0.37%	0.45%	to	0.90%	14.98%		to	14.46%
2019	662	$2.57	to	$1.81	$1,371	1.66%	0.45%	to	0.90%	27.10%		to	26.53%
2018	693	$2.03	to	$1.43	$1,134	1.43%	0.45%	to	0.90%	(15.27%)		to	(15.65%)
2017	738	$2.39	to	$1.70	$1,440	1.32%	0.45%	to	0.90%	29.52%		to	28.94%
2016	806	$1.85	to	$1.32	$1,215	1.36%	0.45%	to	0.90%	(5.55%)		to	(5.97%)
Fid VIP Overseas, Serv Cl 2
2020	600	$1.63	to	$2.90	$977	0.20%	0.30%	to	0.90%	14.99%		to	14.30%
2019	714	$1.42	to	$2.54	$1,010	1.37%	0.30%	to	0.90%	27.12%		to	26.36%
2018	852	$1.11	to	$2.01	$956	1.23%	0.30%	to	0.90%	(15.31%)		to	(15.82%)
2017	905	$1.32	to	$2.39	$1,236	1.26%	0.30%	to	0.90%	29.60%		to	28.83%
2016	833	$1.01	to	$1.85	$977	1.26%	0.30%	to	0.90%	(5.55%)		to	(6.11%)
Fid VIP Strategic Inc, Init Cl
2020	12	$1.14	to	$1.14	$14	38.78%	0.00%	to	0.00%	7.51%		to	7.51%
2019	—	$1.06	to	$1.06	$0	6.26%	0.00%	to	0.00%	2.50	%(7)	to	2.50	%(7)
Fid VIP Strategic Inc, Serv Cl 2
2020	23	$1.37	to	$1.37	$32	2.98%	0.00%	to	0.00%	7.16%		to	7.16%
2019	23	$1.28	to	$1.28	$29	3.71%	0.00%	to	0.00%	10.66%		to	10.66%
2018	15	$1.16	to	$1.16	$18	4.17%	0.00%	to	0.00%	(2.82%)		to	(2.82%)
2017	8	$1.19	to	$1.19	$10	4.13%	0.00%	to	0.00%	7.54%		to	7.54%
2016	3	$1.11	to	$1.11	$4	2.90%	0.00%	to	0.00%	8.02%		to	8.02%
Frank Global Real Est, Cl 2
2020	898	$1.36	to	$2.73	$2,127	3.20%	0.30%	to	0.90%	(5.67%)		to	(6.24%)
2019	947	$1.44	to	$2.91	$2,410	2.62%	0.30%	to	0.90%	22.01%		to	21.28%
2018	969	$1.18	to	$2.40	$2,053	2.65%	0.30%	to	0.90%	(7.05%)		to	(7.61%)
2017	1,054	$1.27	to	$2.60	$2,420	3.14%	0.30%	to	0.90%	10.14%		to	9.49%
2016	1,133	$1.15	to	$2.37	$2,408	1.20%	0.30%	to	0.90%	0.24%		to	(0.36%)
Frank Inc, Cl 1
2020	—	$1.09	to	$1.09	$0	5.91%	0.00%	to	0.00%	0.97%		to	0.97%
2019	—	$1.08	to	$1.08	$0	10.16%	0.00%	to	0.00%	4.62	%(7)	to	4.62	%(7)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	161

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Frank Inc, Cl 2
2020	252	$1.43	to	$1.18	$309	6.22%	0.00%	to	0.90%	0.69%		to	(0.21%)
2019	205	$1.42	to	$1.18	$245	4.95%	0.00%	to	0.90%	16.06%		to	15.02%
2018	152	$1.22	to	$1.03	$157	4.66%	0.00%	to	0.90%	(4.30%)		to	(5.17%)
2017	155	$1.28	to	$1.08	$168	4.10%	0.00%	to	0.90%	9.67%		to	8.69%
2016	149	$1.17	to	$1.00	$149	4.94%	0.00%	to	0.90%	14.02%		to	13.00%
Frank Mutual Shares, Cl 1
2020	22	$1.06	to	$1.06	$23	2.61%	0.00%	to	0.00%	(4.85%)		to	(4.85%)
2019	10	$1.11	to	$1.11	$11	0.07%	0.00%	to	0.00%	8.95	%(7)	to	8.95	%(7)
Frank Mutual Shares, Cl 2
2020	705	$1.73	to	$2.53	$1,607	2.82%	0.00%	to	0.90%	(5.04%)		to	(5.89%)
2019	733	$1.82	to	$2.69	$1,796	1.82%	0.00%	to	0.90%	22.57%		to	21.47%
2018	788	$1.49	to	$2.21	$1,577	2.40%	0.00%	to	0.90%	(9.07%)		to	(9.89%)
2017	802	$1.63	to	$2.46	$1,763	2.26%	0.00%	to	0.90%	8.35%		to	7.38%
2016	775	$1.51	to	$2.29	$1,712	1.98%	0.00%	to	0.90%	16.06%		to	15.02%
Frank Sm Cap Val, Cl 1
2020	17	$1.16	to	$1.16	$19	1.12%	0.00%	to	0.00%	5.41%		to	5.41%
2019	2	$1.10	to	$1.10	$3	0.26%	0.00%	to	0.00%	15.15	%(7)	to	15.15	%(7)
Frank Sm Cap Val, Cl 2
2020	683	$2.25	to	$5.06	$2,456	1.47%	0.00%	to	0.90%	5.19%		to	4.25%
2019	700	$2.14	to	$4.85	$2,441	1.05%	0.00%	to	0.90%	26.35%		to	25.22%
2018	746	$1.69	to	$3.88	$2,057	0.89%	0.00%	to	0.90%	(12.88%)		to	(13.66%)
2017	791	$1.94	to	$4.49	$2,560	0.52%	0.00%	to	0.90%	10.65%		to	9.66%
2016	800	$1.76	to	$4.09	$2,522	0.81%	0.00%	to	0.90%	30.19%		to	29.02%
GS VIT Mid Cap Val, Inst
2020	1,564	$1.74	to	$5.38	$5,804	0.62%	0.30%	to	0.90%	8.08%		to	7.43%
2019	1,721	$1.61	to	$5.01	$6,002	0.79%	0.30%	to	0.90%	31.13%		to	30.35%
2018	1,878	$1.23	to	$3.84	$5,011	1.31%	0.30%	to	0.90%	(10.73%)		to	(11.27%)
2017	1,980	$1.38	to	$4.33	$6,052	0.73%	0.30%	to	0.90%	10.74%		to	10.08%
2016	1,955	$1.24	to	$3.93	$5,944	1.36%	0.30%	to	0.90%	13.19%		to	12.52%
GS VIT Multi-Strategy Alt, Advisor
2020	40	$1.05	to	$0.99	$40	1.77%	0.00%	to	0.90%	6.58%		to	5.62%
2019	42	$0.98	to	$0.94	$40	2.47%	0.00%	to	0.90%	8.60%		to	7.63%
2018	45	$0.91	to	$0.87	$40	2.17%	0.00%	to	0.90%	(7.09%)		to	(7.93%)
2017	49	$0.97	to	$0.94	$47	1.73%	0.00%	to	0.90%	5.14%		to	4.20%
2016	61	$0.93	to	$0.91	$56	0.91%	0.00%	to	0.90%	0.27%		to	(0.62%)
GS VIT Sm Cap Eq Insights, Inst
2020	121	$4.90	to	$3.74	$515	0.22%	0.45%	to	0.90%	8.09%		to	7.61%
2019	127	$4.53	to	$3.48	$502	0.49%	0.45%	to	0.90%	24.28%		to	23.72%
2018	131	$3.65	to	$2.81	$420	0.47%	0.45%	to	0.90%	(9.03%)		to	(9.45%)
2017	136	$4.01	to	$3.10	$479	0.58%	0.45%	to	0.90%	11.07%		to	10.57%
2016	133	$3.61	to	$2.81	$423	1.18%	0.45%	to	0.90%	22.65%		to	22.10%
GS VIT U.S. Eq Insights, Inst
2020	685	$2.38	to	$2.99	$2,717	0.86%	0.30%	to	0.90%	17.19%		to	16.49%
2019	741	$2.03	to	$2.57	$2,509	1.23%	0.30%	to	0.90%	24.84%		to	24.09%
2018	846	$1.63	to	$2.07	$2,277	1.22%	0.30%	to	0.90%	(6.48%)		to	(7.04%)
2017	900	$1.74	to	$2.23	$2,588	1.36%	0.30%	to	0.90%	23.70%		to	22.96%
2016	1,033	$1.41	to	$1.81	$2,375	1.31%	0.30%	to	0.90%	10.40%		to	9.74%
Inv Opp VI Dis Mid Cap Gro, Ser I
2020	636	$1.51	to	$1.51	$961	0.05%	0.30%	to	0.90%	51.28	%(8)	to	50.66	%(8)
Invesco Opp VI Global, Ser I
2020	17	$1.47	to	$1.47	$25	1.74%	0.00%	to	0.00%	27.64%		to	27.64%
2019	2	$1.15	to	$1.15	$2	0.42%	0.00%	to	0.00%	9.75	%(7)	to	9.75	%(7)

162	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco Opp VI Global, Ser II
2020	734	$2.77	to	$2.81	$2,338	0.47%	0.00%	to	0.90%	27.34%		to	26.20%
2019	691	$2.18	to	$2.23	$1,763	0.63%	0.00%	to	0.90%	31.45%		to	30.28%
2018	658	$1.66	to	$1.71	$1,307	0.74%	0.00%	to	0.90%	(13.39%)		to	(14.17%)
2017	625	$1.91	to	$1.99	$1,438	0.73%	0.00%	to	0.90%	36.32%		to	35.10%
2016	639	$1.40	to	$1.48	$1,075	0.77%	0.00%	to	0.90%	(0.16%)		to	(1.05%)
Inves Opp VI Gbl Strat Inc, Ser I
2020	1	$1.10	to	$1.10	$2	14.11%	0.00%	to	0.00%	3.40%		to	3.40%
2019	—	$1.06	to	$1.06	$0	7.06%	0.00%	to	0.00%	2.26	%(7)	to	2.26	%(7)
Inves Opp VI Gbl Strat Inc, Ser II
2020	1,150	$1.24	to	$1.63	$1,835	5.38%	0.00%	to	0.90%	2.99%		to	2.07%
2019	1,285	$1.20	to	$1.59	$2,030	3.31%	0.00%	to	0.90%	10.61%		to	9.61%
2018	1,252	$1.09	to	$1.45	$1,844	4.47%	0.00%	to	0.90%	(4.54%)		to	(5.40%)
2017	1,320	$1.14	to	$1.54	$2,060	2.00%	0.00%	to	0.90%	6.04%		to	5.09%
2016	1,417	$1.07	to	$1.46	$2,094	4.58%	0.00%	to	0.90%	6.26%		to	5.31%
Inves Opp VI Mn St Sm Cap, Ser I
2020	42	$1.29	to	$1.29	$54	1.38%	0.00%	to	0.00%	19.93%		to	19.93%
2019	10	$1.08	to	$1.08	$11	0.01%	0.00%	to	0.00%	11.74	%(7)	to	11.74	%(7)
Inves Opp VI Mn St Sm Cap, Ser II
2020	521	$2.76	to	$2.78	$1,566	0.38%	0.00%	to	0.90%	19.64%		to	18.56%
2019	519	$2.30	to	$2.35	$1,285	—	0.00%	to	0.90%	26.13%		to	25.00%
2018	526	$1.83	to	$1.88	$1,057	0.06%	0.00%	to	0.90%	(10.54%)		to	(11.34%)
2017	518	$2.04	to	$2.12	$1,185	0.64%	0.00%	to	0.90%	13.91%		to	12.89%
2016	584	$1.79	to	$1.88	$1,168	0.25%	0.00%	to	0.90%	17.67%		to	16.62%
Invesco VI Am Fran, Ser I
2020	205	$3.66	to	$3.52	$737	0.07%	0.45%	to	0.90%	41.71%		to	41.08%
2019	227	$2.58	to	$2.49	$577	—	0.45%	to	0.90%	36.14%		to	35.53%
2018	261	$1.89	to	$1.84	$488	—	0.45%	to	0.90%	(4.06%)		to	(4.49%)
2017	257	$1.98	to	$1.93	$503	0.08%	0.45%	to	0.90%	26.77%		to	26.20%
2016	299	$1.56	to	$1.53	$462	—	0.45%	to	0.90%	1.81%		to	1.35%
Invesco VI Am Fran, Ser II
2020	291	$3.13	to	$3.44	$926	—	0.30%	to	0.90%	41.57%		to	40.73%
2019	318	$2.21	to	$2.44	$713	—	0.30%	to	0.90%	36.02%		to	35.20%
2018	380	$1.62	to	$1.81	$627	—	0.30%	to	0.90%	(4.18%)		to	(4.76%)
2017	550	$1.70	to	$1.90	$944	—	0.30%	to	0.90%	26.65%		to	25.89%
2016	587	$1.34	to	$1.51	$818	—	0.30%	to	0.90%	1.71%		to	1.11%
Invesco VI Bal Risk Alloc, Ser I
2020	10	$1.19	to	$1.19	$12	10.34%	0.00%	to	0.00%	10.22%		to	10.22%
2019	—	$1.08	to	$1.08	$0	—	0.00%	to	0.00%	4.30	%(7)	to	4.30	%(7)
Invesco VI Bal Risk Alloc, Ser II
2020	207	$1.46	to	$1.31	$280	8.21%	0.00%	to	0.90%	9.99%		to	9.00%
2019	192	$1.33	to	$1.20	$239	—	0.00%	to	0.90%	14.88%		to	13.85%
2018	138	$1.16	to	$1.06	$151	1.26%	0.00%	to	0.90%	(6.71%)		to	(7.55%)
2017	152	$1.24	to	$1.14	$178	3.88%	0.00%	to	0.90%	9.83%		to	8.85%
2016	141	$1.13	to	$1.05	$150	0.22%	0.00%	to	0.90%	11.51%		to	10.52%
Invesco VI Comstock, Ser II
2020	129	$1.62	to	$1.87	$297	2.08%	0.30%	to	0.90%	(1.38%)		to	(1.97%)
2019	137	$1.64	to	$1.90	$313	1.79%	0.30%	to	0.90%	24.57%		to	23.82%
2018	128	$1.32	to	$1.54	$238	1.42%	0.30%	to	0.90%	(12.63%)		to	(13.16%)
2017	136	$1.51	to	$1.77	$289	2.03%	0.30%	to	0.90%	17.22%		to	16.52%
2016	156	$1.28	to	$1.52	$275	1.26%	0.30%	to	0.90%	16.64%		to	15.94%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	163

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Core Eq, Ser I
2020	2,427	$3.58	to	$4.26	$10,146	1.35%	0.45%	to	0.90%	13.34%		to	12.83%
2019	2,558	$3.16	to	$3.78	$9,470	0.95%	0.45%	to	0.90%	28.39%		to	27.81%
2018	2,771	$2.46	to	$2.96	$8,026	0.88%	0.45%	to	0.90%	(9.80%)		to	(10.21%)
2017	3,152	$2.73	to	$3.29	$10,178	1.02%	0.45%	to	0.90%	12.67%		to	12.16%
2016	3,530	$2.42	to	$2.93	$10,164	0.75%	0.45%	to	0.90%	9.77%		to	9.28%
Invesco VI Div Divd, Ser I
2020	490	$1.73	to	$2.19	$1,031	3.12%	0.30%	to	0.90%	(0.16%)		to	(0.76%)
2019	496	$1.73	to	$2.20	$1,104	2.94%	0.30%	to	0.90%	24.72%		to	23.97%
2018	528	$1.39	to	$1.78	$943	2.28%	0.30%	to	0.90%	(7.85%)		to	(8.41%)
2017	598	$1.51	to	$1.94	$1,162	1.67%	0.30%	to	0.90%	8.25%		to	7.60%
2016	708	$1.39	to	$1.80	$1,281	1.47%	0.30%	to	0.90%	14.47%		to	13.79%
Invesco VI Intl Gro, Ser II
2020	550	$1.59	to	$1.56	$1,240	2.17%	0.30%	to	0.90%	13.40%		to	12.72%
2019	617	$1.40	to	$1.38	$1,232	1.30%	0.30%	to	0.90%	27.85%		to	27.09%
2018	699	$1.10	to	$1.09	$1,043	1.78%	0.30%	to	0.90%	(15.46%)		to	(15.97%)
2017	753	$1.30	to	$1.29	$1,306	1.25%	0.30%	to	0.90%	22.36%		to	21.63%
2016	896	$1.06	to	$1.06	$1,187	1.19%	0.30%	to	0.90%	(0.99%)		to	(1.58%)
Invesco VI Tech, Ser I
2020	188	$3.39	to	$5.65	$1,184	—	0.30%	to	0.90%	45.68%		to	44.81%
2019	172	$2.33	to	$3.90	$735	—	0.30%	to	0.90%	35.47%		to	34.66%
2018	173	$1.72	to	$2.90	$552	—	0.30%	to	0.90%	(0.75%)		to	(1.35%)
2017	163	$1.73	to	$2.94	$511	—	0.30%	to	0.90%	34.73%		to	33.93%
2016	172	$1.29	to	$2.19	$395	—	0.30%	to	0.90%	(1.05%)		to	(1.64%)
Ivy VIP Asset Strategy, Cl II
2020	94	$1.43	to	$1.26	$124	1.95%	0.00%	to	0.90%	13.88%		to	12.86%
2019	123	$1.26	to	$1.12	$142	2.46%	0.00%	to	0.90%	21.78%		to	20.69%
2018	94	$1.03	to	$0.93	$89	2.10%	0.00%	to	0.90%	(5.44%)		to	(6.29%)
2017	75	$1.09	to	$0.99	$76	1.53%	0.00%	to	0.90%	18.27%		to	17.22%
2016	99	$0.92	to	$0.84	$85	0.64%	0.00%	to	0.90%	(2.57%)		to	(3.44%)
Janus Henderson VIT Bal, Inst
2020	300	$1.31	to	$1.31	$392	6.41%	0.00%	to	0.00%	14.31%		to	14.31%
2019	0	$1.15	to	$1.15	$1	4.18%	0.00%	to	0.00%	8.35	%(7)	to	8.35	%(7)
Janus Henderson VIT Bal, Serv
2020	33	$1.39	to	$1.39	$46	1.84%	0.00%	to	0.00%	14.03%		to	14.03%
2019	12	$1.22	to	$1.22	$14	2.12%	0.00%	to	0.00%	22.27%		to	22.27%
2018	4	$1.00	to	$1.00	$4	1.10%	0.00%	to	0.00%	(0.29	%)(6)	to	(0.29	%)(6)
Janus Henderson VIT Enter, Serv
2020	145	$7.39	to	$3.19	$835	—	0.45%	to	0.90%	18.65%		to	18.11%
2019	161	$6.23	to	$2.70	$752	0.05%	0.45%	to	0.90%	34.55%		to	33.95%
2018	171	$4.63	to	$2.01	$585	0.11%	0.45%	to	0.90%	(1.11%)		to	(1.56%)
2017	177	$4.68	to	$2.05	$622	0.15%	0.45%	to	0.90%	26.52%		to	25.95%
2016	194	$3.70	to	$1.62	$532	0.02%	0.45%	to	0.90%	11.60%		to	11.10%
Janus Henderson VIT Flex Bd, Inst
2020	1	$1.19	to	$1.19	$1	4.52%	0.00%	to	0.00%	10.48%		to	10.48%
2019	0	$1.08	to	$1.08	$0	6.68%	0.00%	to	0.00%	3.34	%(7)	to	3.34	%(7)
Janus Henderson VIT Flex Bd, Serv
2020	4	$1.32	to	$1.32	$6	2.72%	0.00%	to	0.00%	10.25%		to	10.25%
2019	1	$1.20	to	$1.20	$1	2.96%	0.00%	to	0.00%	9.28%		to	9.28%
2018	1	$1.10	to	$1.10	$1	2.81%	0.00%	to	0.00%	(1.29%)		to	(1.29%)
2017	1	$1.11	to	$1.11	$2	2.60%	0.00%	to	0.00%	3.35%		to	3.35%
2016	1	$1.08	to	$1.08	$1	2.29%	0.00%	to	0.00%	2.22%		to	2.22%

164	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Janus Hend VIT Gbl Tech Innov, Srv
2020	446	$4.61	to	$3.78	$2,770	—	0.30%	to	0.90%	50.28%		to	49.38%
2019	486	$3.07	to	$2.53	$1,933	—	0.30%	to	0.90%	44.38%		to	43.52%
2018	528	$2.13	to	$1.76	$1,419	—	0.30%	to	0.90%	0.61%		to	0.00%
2017	601	$2.11	to	$1.76	$1,516	—	0.30%	to	0.90%	44.48%		to	43.62%
2016	666	$1.46	to	$1.23	$1,133	0.09%	0.30%	to	0.90%	13.51%		to	12.83%
Janus Henderson VIT Overseas, Serv
2020	849	$1.33	to	$2.01	$1,855	1.21%	0.30%	to	0.90%	15.67%		to	14.98%
2019	937	$1.15	to	$1.75	$1,771	1.83%	0.30%	to	0.90%	26.33%		to	25.57%
2018	1,060	$0.91	to	$1.39	$1,576	1.66%	0.30%	to	0.90%	(15.39%)		to	(15.90%)
2017	1,304	$1.07	to	$1.66	$2,189	1.59%	0.30%	to	0.90%	30.41%		to	29.63%
2016	1,462	$0.82	to	$1.28	$1,881	4.64%	0.30%	to	0.90%	(6.99%)		to	(7.54%)
Janus Henderson VIT Res, Inst
2020	0	$1.58	to	$1.58	$0	0.44%	0.00%	to	0.00%	32.96%		to	32.96%
2019	—	$1.19	to	$1.19	$0	0.84%	0.00%	to	0.00%	9.65	%(7)	to	9.65	%(7)
Janus Henderson VIT Res, Serv
2020	152	$3.43	to	$3.31	$612	0.22%	0.00%	to	0.90%	32.58%		to	31.39%
2019	157	$2.59	to	$2.52	$481	0.30%	0.00%	to	0.90%	35.23%		to	34.01%
2018	193	$1.92	to	$1.88	$419	0.36%	0.00%	to	0.90%	(2.84%)		to	(3.71%)
2017	218	$1.97	to	$1.95	$493	0.25%	0.00%	to	0.90%	27.56%		to	26.42%
2016	255	$1.55	to	$1.55	$435	0.38%	0.00%	to	0.90%	0.27%		to	(0.63%)
Lazard Ret Global Dyn MA, Inv
2020	—	$1.10	to	$1.10	$0	0.77%	0.00%	to	0.00%	0.96%		to	0.96%
2019	—	$1.09	to	$1.09	$0	0.10%	0.00%	to	0.00%	5.04	%(7)	to	5.04	%(7)
Lazard Ret Global Dyn MA, Serv
2020	30	$1.51	to	$1.29	$40	0.53%	0.00%	to	0.90%	0.81%		to	(0.10%)
2019	52	$1.50	to	$1.29	$68	0.04%	0.00%	to	0.90%	17.79%		to	16.73%
2018	73	$1.27	to	$1.11	$83	1.44%	0.00%	to	0.90%	(6.57%)		to	(7.41%)
2017	60	$1.36	to	$1.20	$73	—	0.00%	to	0.90%	20.53%		to	19.45%
2016	69	$1.13	to	$1.00	$70	0.27%	0.00%	to	0.90%	3.31%		to	2.38%
MFS Mass Inv Gro Stock, Serv Cl
2020	1,319	$2.25	to	$2.17	$2,917	0.22%	0.30%	to	0.90%	21.83%		to	21.10%
2019	1,371	$1.85	to	$1.79	$2,493	0.35%	0.30%	to	0.90%	39.17%		to	38.33%
2018	1,440	$1.33	to	$1.30	$1,887	0.32%	0.30%	to	0.90%	0.27%		to	(0.33%)
2017	1,670	$1.32	to	$1.30	$2,190	0.42%	0.30%	to	0.90%	27.72%		to	26.96%
2016	1,877	$1.04	to	$1.02	$1,932	0.39%	0.30%	to	0.90%	5.53%		to	4.89%
MFS New Dis, Serv Cl
2020	493	$2.78	to	$4.67	$2,823	—	0.30%	to	0.90%	45.15%		to	44.28%
2019	489	$1.91	to	$3.24	$1,888	—	0.30%	to	0.90%	40.85%		to	40.01%
2018	474	$1.36	to	$2.31	$1,357	—	0.30%	to	0.90%	(2.01%)		to	(2.60%)
2017	539	$1.39	to	$2.37	$1,565	—	0.30%	to	0.90%	25.95%		to	25.20%
2016	623	$1.10	to	$1.89	$1,435	—	0.30%	to	0.90%	8.47%		to	7.83%
MFS Utilities, Init Cl
2020	16	$1.22	to	$1.22	$19	2.37%	0.00%	to	0.00%	5.90%		to	5.90%
2019	6	$1.15	to	$1.15	$7	0.38%	0.00%	to	0.00%	6.69	%(7)	to	6.69	%(7)
MFS Utilities, Serv Cl
2020	340	$1.94	to	$5.47	$1,083	2.17%	0.00%	to	0.90%	5.62%		to	4.67%
2019	355	$1.83	to	$5.23	$1,175	3.74%	0.00%	to	0.90%	24.80%		to	23.68%
2018	460	$1.47	to	$4.22	$1,190	0.84%	0.00%	to	0.90%	0.81%		to	(0.10%)
2017	511	$1.46	to	$4.23	$1,348	4.02%	0.00%	to	0.90%	14.49%		to	13.47%
2016	549	$1.27	to	$3.73	$1,422	3.67%	0.00%	to	0.90%	11.23%		to	10.24%
MS VIF Dis, Cl I
2020	3	$2.87	to	$2.87	$8	—	0.00%	to	0.00%	152.29%		to	152.29%
2019	—	$1.14	to	$1.14	$0	—	0.00%	to	0.00%	(3.13	%)(7)	to	(3.13	%)(7)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	165

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
MS VIF Dis, Cl II
2020	266	$6.61	to	$6.98	$2,293	—	0.00%	to	0.90%	152.04%		to	149.79%
2019	204	$2.62	to	$2.80	$669	—	0.00%	to	0.90%	39.97%		to	38.71%
2018	198	$1.88	to	$2.02	$442	—	0.00%	to	0.90%	10.53%		to	9.53%
2017	154	$1.70	to	$1.84	$323	—	0.00%	to	0.90%	38.60%		to	37.36%
2016	132	$1.22	to	$1.34	$198	—	0.00%	to	0.90%	(8.84%)		to	(9.66%)
MS VIF Global Real Est, Cl II
2020	230	$1.14	to	$1.04	$335	4.38%	0.30%	to	0.90%	(15.11%)		to	(15.62%)
2019	235	$1.35	to	$1.24	$392	2.53%	0.30%	to	0.90%	17.70%		to	17.00%
2018	213	$1.14	to	$1.06	$304	3.09%	0.30%	to	0.90%	(8.48%)		to	(9.03%)
2017	255	$1.25	to	$1.16	$367	2.41%	0.30%	to	0.90%	9.38%		to	8.73%
2016	318	$1.14	to	$1.07	$385	1.39%	0.30%	to	0.90%	2.81%		to	2.20%
NB AMT Sus Eq, Cl I
2020	1	$1.35	to	$1.35	$1	0.52%	0.00%	to	0.00%	19.56%		to	19.56%
2019	—	$1.13	to	$1.13	$0	0.78%	0.00%	to	0.00%	10.59	%(7)	to	10.59	%(7)
NB AMT Sus Eq, Cl S
2020	4	$2.73	to	$2.73	$11	0.36%	0.00%	to	0.00%	19.28%		to	19.28%
2019	2	$2.29	to	$2.29	$5	0.29%	0.00%	to	0.00%	25.58%		to	25.58%
2018	2	$1.82	to	$1.82	$4	0.15%	0.00%	to	0.00%	(5.94%)		to	(5.94%)
2017	5	$1.94	to	$1.94	$9	0.32%	0.00%	to	0.00%	18.11%		to	18.11%
2016	6	$1.64	to	$1.64	$9	0.50%	0.00%	to	0.00%	9.64%		to	9.64%
NB AMT US Eq Index PW Strat, Cl S
2020	16	$1.16	to	$1.09	$19	0.90%	0.00%	to	0.90%	8.26%		to	7.29%
2019	10	$1.07	to	$1.02	$11	0.17%	0.00%	to	0.90%	15.26%		to	14.22%
2018	9	$0.93	to	$0.89	$9	—	0.00%	to	0.90%	(6.78%)		to	(7.62%)
2017	13	$1.00	to	$0.97	$13	—	0.00%	to	0.90%	6.68%		to	5.73%
2016	9	$0.93	to	$0.91	$9	—	0.00%	to	0.90%	(0.65%)		to	(1.53%)
PIMCO VIT All Asset, Advisor Cl
2020	649	$1.36	to	$1.68	$1,123	4.83%	0.00%	to	0.90%	7.91%		to	6.94%
2019	667	$1.26	to	$1.57	$1,083	2.81%	0.00%	to	0.90%	11.74%		to	10.74%
2018	719	$1.13	to	$1.42	$1,055	3.04%	0.00%	to	0.90%	(5.45%)		to	(6.30%)
2017	745	$1.19	to	$1.52	$1,183	4.52%	0.00%	to	0.90%	13.38%		to	12.36%
2016	725	$1.05	to	$1.35	$1,017	2.42%	0.00%	to	0.90%	12.90%		to	11.90%
PIMCO VIT All Asset, Inst Cl
2020	—	$1.15	to	$1.15	$0	5.12%	0.00%	to	0.00%	8.17%		to	8.17%
2019	—	$1.07	to	$1.07	$0	5.82%	0.00%	to	0.00%	3.76	%(7)	to	3.76	%(7)
PIMCO VIT Glb Man As Alloc, Adv Cl
2020	4	$1.48	to	$1.48	$6	7.85%	0.00%	to	0.00%	16.71%		to	16.71%
2019	3	$1.26	to	$1.26	$4	2.13%	0.00%	to	0.00%	16.96%		to	16.96%
2018	3	$1.08	to	$1.08	$3	1.60%	0.00%	to	0.00%	(5.61%)		to	(5.61%)
2017	3	$1.15	to	$1.15	$3	2.18%	0.00%	to	0.00%	13.99%		to	13.99%
2016	2	$1.01	to	$1.01	$2	2.63%	0.00%	to	0.00%	3.92%		to	3.92%
PIMCO VIT Tot Return, Advisor Cl
2020	237	$1.31	to	$1.21	$297	2.02%	0.00%	to	0.90%	8.54%		to	7.57%
2019	221	$1.21	to	$1.12	$256	2.86%	0.00%	to	0.90%	8.25%		to	7.28%
2018	118	$1.11	to	$1.05	$132	2.38%	0.00%	to	0.90%	(0.63%)		to	(1.53%)
2017	159	$1.12	to	$1.06	$177	1.93%	0.00%	to	0.90%	4.81%		to	3.87%
2016	120	$1.07	to	$1.03	$132	1.96%	0.00%	to	0.90%	2.58%		to	1.66%
PIMCO VIT Tot Return, Inst Cl
2020	18	$1.16	to	$1.16	$24	2.25%	0.00%	to	0.00%	8.81%		to	8.81%
2019	—	$1.07	to	$1.07	$2	4.45%	0.00%	to	0.00%	2.31	%(7)	to	2.31	%(7)

166	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Put VT Global Hlth Care, Cl IB
2020	305	$2.29	to	$4.47	$1,243	0.47%	0.30%	to	0.90%	15.93%		to	15.24%
2019	289	$1.97	to	$3.88	$1,055	—	0.30%	to	0.90%	29.90%		to	29.13%
2018	307	$1.52	to	$3.00	$882	0.98%	0.30%	to	0.90%	(0.89%)		to	(1.49%)
2017	337	$1.53	to	$3.05	$996	0.51%	0.30%	to	0.90%	14.95%		to	14.27%
2016	336	$1.33	to	$2.67	$868	—	0.30%	to	0.90%	(11.62%)		to	(12.14%)
Put VT Hi Yield, Cl IB
2020	147	$2.72	to	$3.05	$429	5.71%	0.45%	to	0.90%	4.74%		to	4.26%
2019	154	$2.60	to	$2.93	$432	5.90%	0.45%	to	0.90%	13.89%		to	13.37%
2018	164	$2.28	to	$2.58	$403	5.83%	0.45%	to	0.90%	(4.50%)		to	(4.93%)
2017	177	$2.39	to	$2.72	$457	6.01%	0.45%	to	0.90%	6.50%		to	6.02%
2016	218	$2.24	to	$2.56	$526	6.26%	0.45%	to	0.90%	15.03%		to	14.51%
Put VT Intl Eq, Cl IB
2020	80	$1.45	to	$2.34	$173	1.61%	0.30%	to	0.90%	11.76%		to	11.09%
2019	82	$1.30	to	$2.11	$160	1.46%	0.30%	to	0.90%	24.78%		to	24.03%
2018	98	$1.04	to	$1.70	$157	1.44%	0.30%	to	0.90%	(19.36%)		to	(19.84%)
2017	133	$1.29	to	$2.12	$271	2.19%	0.30%	to	0.90%	26.20%		to	25.45%
2016	148	$1.02	to	$1.69	$239	3.48%	0.30%	to	0.90%	(2.75%)		to	(3.33%)
Put VT Sus Leaders, Cl IA
2020	2,248	$6.65	to	$5.67	$12,946	0.63%	0.45%	to	0.90%	28.48%		to	27.91%
2019	2,376	$5.18	to	$4.43	$10,692	0.68%	0.45%	to	0.90%	36.11%		to	35.50%
2018	2,583	$3.80	to	$3.27	$8,568	0.01%	0.45%	to	0.90%	(1.73%)		to	(2.17%)
2017	2,814	$3.87	to	$3.34	$9,537	0.86%	0.45%	to	0.90%	28.98%		to	28.40%
2016	3,110	$3.00	to	$2.61	$8,204	0.95%	0.45%	to	0.90%	7.58%		to	7.10%
Put VT Sus Leaders, Cl IB
2020	28	$3.03	to	$4.26	$123	0.40%	0.30%	to	0.90%	28.51%		to	27.74%
2019	33	$2.36	to	$3.34	$109	0.48%	0.30%	to	0.90%	35.95%		to	35.14%
2018	45	$1.73	to	$2.47	$114	—	0.30%	to	0.90%	(1.82%)		to	(2.41%)
2017	49	$1.76	to	$2.53	$126	0.68%	0.30%	to	0.90%	28.84%		to	28.07%
2016	71	$1.37	to	$1.98	$141	1.33%	0.30%	to	0.90%	7.47%		to	6.82%
Royce Micro-Cap, Invest Cl
2020	519	$3.44	to	$4.36	$2,010	—	0.45%	to	0.90%	23.24%		to	22.68%
2019	616	$2.79	to	$3.55	$1,931	—	0.45%	to	0.90%	19.02%		to	18.48%
2018	658	$2.34	to	$3.00	$1,740	—	0.45%	to	0.90%	(9.46%)		to	(9.86%)
2017	730	$2.59	to	$3.33	$2,144	0.67%	0.45%	to	0.90%	4.71%		to	4.25%
2016	773	$2.47	to	$3.19	$2,183	0.72%	0.45%	to	0.90%	19.18%		to	18.64%
Temp Global Bond, Cl 1
2020	17	$0.94	to	$0.94	$16	0.74%	0.00%	to	0.00%	(5.08%)		to	(5.08%)
2019	—	$0.99	to	$0.99	$0	13.50%	0.00%	to	0.00%	(0.89	%)(7)	to	(0.89	%)(7)
Temp Global Bond, Cl 2
2020	209	$1.03	to	$0.92	$200	8.55%	0.00%	to	0.90%	(5.28%)		to	(6.13%)
2019	200	$1.08	to	$0.98	$201	6.87%	0.00%	to	0.90%	2.01%		to	1.10%
2018	176	$1.06	to	$0.97	$174	—	0.00%	to	0.90%	1.94%		to	1.02%
2017	167	$1.04	to	$0.96	$163	—	0.00%	to	0.90%	1.93%		to	1.01%
2016	120	$1.02	to	$0.95	$115	—	0.00%	to	0.90%	2.94%		to	2.02%
Third Ave VST FFI Strat
2020	758	$2.17	to	$2.37	$1,718	2.73%	0.45%	to	0.90%	(2.83%)		to	(3.27%)
2019	757	$2.23	to	$2.45	$1,764	0.27%	0.45%	to	0.90%	11.96%		to	11.45%
2018	802	$1.99	to	$2.20	$1,670	1.85%	0.45%	to	0.90%	(20.70%)		to	(21.06%)
2017	869	$2.51	to	$2.78	$2,287	0.84%	0.45%	to	0.90%	13.08%		to	12.57%
2016	959	$2.22	to	$2.47	$2,240	0.80%	0.45%	to	0.90%	11.72%		to	11.22%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	167

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VanEck VIP Global Gold, Cl S
2020	92	$1.65	to	$1.46	$142	1.78%	0.00%	to	0.90%	38.62%		to	37.38%
2019	190	$1.19	to	$1.07	$210	—	0.00%	to	0.90%	38.75%		to	37.50%
2018	229	$0.86	to	$0.78	$183	2.92%	0.00%	to	0.90%	(15.70%)		to	(16.46%)
2017	177	$1.02	to	$0.93	$169	3.05%	0.00%	to	0.90%	11.63%		to	10.63%
2016	87	$0.91	to	$0.84	$74	0.15%	0.00%	to	0.90%	47.94%		to	46.62%
VP Aggr, Cl 1
2020	100	$1.28	to	$1.28	$128	—	0.00%	to	0.00%	15.30%		to	15.30%
2019	0	$1.11	to	$1.11	$1	—	0.00%	to	0.00%	6.79	%(7)	to	6.79	%(7)
VP Aggr, Cl 2
2020	10,139	$2.05	to	$2.30	$21,679	—	0.00%	to	0.90%	14.99%		to	13.96%
2019	9,514	$1.78	to	$2.02	$17,831	—	0.00%	to	0.90%	21.59%		to	20.50%
2018	9,422	$1.47	to	$1.67	$14,705	—	0.00%	to	0.90%	(8.58%)		to	(9.41%)
2017	8,849	$1.61	to	$1.85	$15,109	—	0.00%	to	0.90%	18.91%		to	17.85%
2016	8,158	$1.35	to	$1.57	$12,162	—	0.00%	to	0.90%	5.91%		to	4.96%
VP Aggr, Cl 4
2020	10,695	$1.77	to	$2.30	$23,320	—	0.30%	to	0.90%	14.62%		to	13.93%
2019	10,708	$1.54	to	$2.02	$20,414	—	0.30%	to	0.90%	21.31%		to	20.59%
2018	10,946	$1.27	to	$1.68	$17,257	—	0.30%	to	0.90%	(8.89%)		to	(9.44%)
2017	11,043	$1.40	to	$1.85	$19,448	—	0.30%	to	0.90%	18.52%		to	17.81%
2016	11,858	$1.18	to	$1.57	$18,133	—	0.30%	to	0.90%	5.66%		to	5.02%
VP Conserv, Cl 1
2020	—	$1.18	to	$1.18	$0	—	0.00%	to	0.00%	9.55%		to	9.55%
2019	—	$1.07	to	$1.07	$0	—	0.00%	to	0.00%	3.03	%(7)	to	3.03	%(7)
VP Conserv, Cl 2
2020	579	$1.41	to	$1.48	$876	—	0.00%	to	0.90%	9.30%		to	8.32%
2019	457	$1.29	to	$1.37	$628	—	0.00%	to	0.90%	10.75%		to	9.76%
2018	422	$1.16	to	$1.25	$528	—	0.00%	to	0.90%	(2.95%)		to	(3.82%)
2017	431	$1.20	to	$1.30	$562	—	0.00%	to	0.90%	7.42%		to	6.46%
2016	456	$1.12	to	$1.22	$558	—	0.00%	to	0.90%	3.44%		to	2.51%
VP Conserv, Cl 4
2020	395	$1.35	to	$1.48	$601	—	0.30%	to	0.90%	8.91%		to	8.26%
2019	668	$1.24	to	$1.37	$898	—	0.30%	to	0.90%	10.42%		to	9.76%
2018	445	$1.13	to	$1.25	$567	—	0.30%	to	0.90%	(3.17%)		to	(3.76%)
2017	657	$1.16	to	$1.30	$866	—	0.30%	to	0.90%	7.02%		to	6.38%
2016	781	$1.09	to	$1.22	$962	—	0.30%	to	0.90%	3.13%		to	2.51%
VP Man Vol Conserv, Cl 1
2020	—	$1.18	to	$1.18	$0	—	0.00%	to	0.00%	8.35%		to	8.35%
2019	—	$1.08	to	$1.08	$0	—	0.00%	to	0.00%	3.76	%(7)	to	3.76	%(7)
VP Man Vol Conserv, Cl 2
2020	92	$1.31	to	$1.24	$117	—	0.00%	to	0.90%	8.12%		to	7.15%
2019	21	$1.21	to	$1.16	$25	—	0.00%	to	0.90%	11.92%		to	10.91%
2018	15	$1.09	to	$1.04	$16	—	0.00%	to	0.90%	(2.58%)		to	(3.46%)
2017	36	$1.11	to	$1.08	$39	—	0.00%	to	0.90%	7.89%		to	6.92%
2016	36	$1.03	to	$1.01	$37	—	0.00%	to	0.90%	3.06%		to	2.13%
VP Man Vol Conserv Gro, Cl 1
2020	—	$1.19	to	$1.19	$0	—	0.00%	to	0.00%	9.35%		to	9.35%
2019	—	$1.09	to	$1.09	$0	—	0.00%	to	0.00%	4.34	%(7)	to	4.34	%(7)
VP Man Vol Conserv Gro, Cl 2
2020	124	$1.36	to	$1.28	$163	—	0.00%	to	0.90%	9.15%		to	8.17%
2019	40	$1.24	to	$1.18	$48	—	0.00%	to	0.90%	14.00%		to	12.97%
2018	56	$1.09	to	$1.05	$59	—	0.00%	to	0.90%	(4.30%)		to	(5.16%)
2017	11	$1.14	to	$1.10	$13	—	0.00%	to	0.90%	11.19%		to	10.20%
2016	62	$1.03	to	$1.00	$62	—	0.00%	to	0.90%	3.17%		to	2.24%

168	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Man Vol Gro, Cl 1
2020	31	$1.22	to	$1.22	$37	—	0.00%	to	0.00%	11.56%		to	11.56%
2019	8	$1.10	to	$1.10	$8	—	0.00%	to	0.00%	5.50	%(7)	to	5.50	%(7)
VP Man Vol Gro, Cl 2
2020	1,439	$1.44	to	$1.36	$2,035	—	0.00%	to	0.90%	11.30%		to	10.30%
2019	1,434	$1.30	to	$1.23	$1,827	—	0.00%	to	0.90%	18.26%		to	17.20%
2018	1,368	$1.10	to	$1.05	$1,478	—	0.00%	to	0.90%	(7.73%)		to	(8.56%)
2017	1,339	$1.19	to	$1.15	$1,548	—	0.00%	to	0.90%	17.48%		to	16.43%
2016	1,304	$1.01	to	$0.99	$1,292	—	0.00%	to	0.90%	3.37%		to	2.44%
VP Man Vol Mod Gro, Cl 1
2020	31	$1.21	to	$1.21	$38	—	0.00%	to	0.00%	10.62%		to	10.62%
2019	4	$1.09	to	$1.09	$5	—	0.00%	to	0.00%	4.93	%(7)	to	4.93	%(7)
VP Man Vol Mod Gro, Cl 2
2020	1,279	$1.41	to	$1.33	$1,765	—	0.00%	to	0.90%	10.37%		to	9.38%
2019	1,304	$1.28	to	$1.22	$1,635	—	0.00%	to	0.90%	16.17%		to	15.13%
2018	1,291	$1.10	to	$1.06	$1,397	—	0.00%	to	0.90%	(5.85%)		to	(6.70%)
2017	835	$1.17	to	$1.13	$965	—	0.00%	to	0.90%	14.34%		to	13.32%
2016	615	$1.02	to	$1.00	$622	—	0.00%	to	0.90%	3.42%		to	2.49%
VP Mod, Cl 1
2020	59	$1.24	to	$1.24	$73	—	0.00%	to	0.00%	13.12%		to	13.12%
2019	—	$1.09	to	$1.09	$0	—	0.00%	to	0.00%	4.75	%(7)	to	4.75	%(7)
VP Mod, Cl 2
2020	15,047	$1.72	to	$1.90	$28,331	—	0.00%	to	0.90%	12.86%		to	11.85%
2019	15,836	$1.52	to	$1.69	$26,566	—	0.00%	to	0.90%	16.13%		to	15.09%
2018	16,008	$1.31	to	$1.47	$23,208	—	0.00%	to	0.90%	(5.57%)		to	(6.42%)
2017	16,763	$1.39	to	$1.57	$25,948	—	0.00%	to	0.90%	13.22%		to	12.21%
2016	16,812	$1.23	to	$1.40	$23,295	—	0.00%	to	0.90%	4.63%		to	3.70%
VP Mod, Cl 4
2020	19,863	$1.56	to	$1.90	$37,194	—	0.30%	to	0.90%	12.45%		to	11.78%
2019	21,370	$1.39	to	$1.70	$35,568	—	0.30%	to	0.90%	15.83%		to	15.14%
2018	24,897	$1.20	to	$1.47	$35,675	—	0.30%	to	0.90%	(5.85%)		to	(6.42%)
2017	26,048	$1.28	to	$1.58	$40,666	—	0.30%	to	0.90%	12.87%		to	12.19%
2016	27,471	$1.13	to	$1.40	$38,287	—	0.30%	to	0.90%	4.32%		to	3.69%
VP Mod Aggr, Cl 1
2020	532	$1.26	to	$1.26	$669	—	0.00%	to	0.00%	14.26%		to	14.26%
2019	53	$1.10	to	$1.10	$59	—	0.00%	to	0.00%	5.74	%(7)	to	5.74	%(7)
VP Mod Aggr, Cl 2
2020	20,342	$1.88	to	$2.10	$40,777	—	0.00%	to	0.90%	14.03%		to	13.01%
2019	20,092	$1.65	to	$1.85	$35,918	—	0.00%	to	0.90%	18.71%		to	17.65%
2018	20,043	$1.39	to	$1.58	$30,499	—	0.00%	to	0.90%	(7.03%)		to	(7.87%)
2017	19,479	$1.49	to	$1.71	$32,059	—	0.00%	to	0.90%	16.15%		to	15.11%
2016	19,493	$1.28	to	$1.49	$28,055	—	0.00%	to	0.90%	5.27%		to	4.32%
VP Mod Aggr, Cl 4
2020	30,763	$1.66	to	$2.10	$62,979	—	0.30%	to	0.90%	13.67%		to	12.99%
2019	33,208	$1.46	to	$1.86	$59,867	—	0.30%	to	0.90%	18.39%		to	17.68%
2018	35,800	$1.24	to	$1.58	$54,778	—	0.30%	to	0.90%	(7.36%)		to	(7.91%)
2017	36,588	$1.33	to	$1.71	$61,837	—	0.30%	to	0.90%	15.85%		to	15.15%
2016	37,017	$1.15	to	$1.49	$54,692	—	0.30%	to	0.90%	4.95%		to	4.32%
VP Mod Conserv, Cl 1
2020	306	$1.21	to	$1.21	$369	—	0.00%	to	0.00%	11.28%		to	11.28%
2019	—	$1.08	to	$1.08	$0	—	0.00%	to	0.00%	3.93	%(7)	to	3.93	%(7)

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	169

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Mod Conserv, Cl 2
2020	1,396	$1.56	to	$1.68	$2,378	—	0.00%	to	0.90%	11.00%		to	10.01%
2019	1,357	$1.40	to	$1.52	$2,077	—	0.00%	to	0.90%	13.51%		to	12.50%
2018	1,598	$1.23	to	$1.35	$2,168	—	0.00%	to	0.90%	(4.12%)		to	(4.99%)
2017	1,663	$1.29	to	$1.43	$2,383	—	0.00%	to	0.90%	10.01%		to	9.02%
2016	1,993	$1.17	to	$1.31	$2,624	—	0.00%	to	0.90%	3.97%		to	3.03%
VP Mod Conserv, Cl 4
2020	2,518	$1.46	to	$1.68	$4,184	—	0.30%	to	0.90%	10.65%		to	9.99%
2019	2,780	$1.32	to	$1.53	$4,290	—	0.30%	to	0.90%	13.15%		to	12.47%
2018	2,996	$1.16	to	$1.36	$4,112	—	0.30%	to	0.90%	(4.34%)		to	(4.92%)
2017	3,275	$1.22	to	$1.43	$4,719	—	0.30%	to	0.90%	9.59%		to	8.93%
2016	3,865	$1.11	to	$1.31	$5,050	—	0.30%	to	0.90%	3.73%		to	3.10%
VP Ptnrs Core Bond, Cl 1
2020	0	$1.16	to	$1.16	$1	2.37%	0.00%	to	0.00%	8.27%		to	8.27%
2019	0	$1.07	to	$1.07	$0	4.19%	0.00%	to	0.00%	2.47	%(7)	to	2.47	%(7)
VP Ptnrs Core Bond, Cl 2
2020	3	$1.27	to	$1.27	$3	2.22%	0.00%	to	0.00%	7.97%		to	7.97%
2019	4	$1.18	to	$1.18	$4	2.14%	0.00%	to	0.00%	8.39%		to	8.39%
2018	2	$1.09	to	$1.09	$3	2.29%	0.00%	to	0.00%	(0.35%)		to	(0.35%)
2017	2	$1.09	to	$1.09	$2	2.36%	0.00%	to	0.00%	3.34%		to	3.34%
2016	4	$1.06	to	$1.06	$5	1.82%	0.00%	to	0.00%	2.23%		to	2.23%
VP Ptnrs Core Eq, Cl 1
2020	0	$1.32	to	$1.32	$0	—	0.00%	to	0.00%	17.02%		to	17.02%
2019	—	$1.13	to	$1.13	$0	—	0.00%	to	0.00%	8.80	%(7)	to	8.80	%(7)
VP Ptnrs Core Eq, Cl 2
2020	0	$2.52	to	$2.52	$1	—	0.00%	to	0.00%	16.73%		to	16.73%
2019	0	$2.16	to	$2.16	$0	—	0.00%	to	0.00%	26.20%		to	26.20%
2018	0	$1.71	to	$1.71	$1	—	0.00%	to	0.00%	(8.20%)		to	(8.20%)
2017	0	$1.86	to	$1.86	$0	—	0.00%	to	0.00%	20.12%		to	20.12%
2016	1	$1.55	to	$1.55	$2	—	0.00%	to	0.00%	9.55%		to	9.55%
VP Ptnrs Core Eq, Cl 3
2020	140	$2.11	to	$2.14	$438	—	0.30%	to	0.90%	16.49%		to	15.80%
2019	132	$1.81	to	$1.85	$343	—	0.30%	to	0.90%	26.00%		to	25.25%
2018	171	$1.44	to	$1.48	$325	—	0.30%	to	0.90%	(8.36%)		to	(8.91%)
2017	207	$1.57	to	$1.62	$419	—	0.30%	to	0.90%	19.91%		to	19.20%
2016	250	$1.31	to	$1.36	$390	—	0.30%	to	0.90%	9.36%		to	8.70%
VP Ptnrs Intl Core Eq, Cl 1
2020	4	$1.21	to	$1.21	$5	0.01%	0.00%	to	0.00%	11.17%		to	11.17%
2019	—	$1.09	to	$1.09	$0	5.40%	0.00%	to	0.00%	5.22	%(7)	to	5.22	%(7)
VP Ptnrs Intl Core Eq, Cl 2
2020	27	$1.52	to	$1.52	$41	0.20%	0.00%	to	0.00%	10.96%		to	10.96%
2019	24	$1.37	to	$1.37	$32	2.48%	0.00%	to	0.00%	18.41%		to	18.41%
2018	18	$1.15	to	$1.15	$21	2.02%	0.00%	to	0.00%	(16.69%)		to	(16.69%)
2017	17	$1.39	to	$1.39	$23	1.79%	0.00%	to	0.00%	22.14%		to	22.14%
2016	15	$1.13	to	$1.13	$17	2.07%	0.00%	to	0.00%	(3.44%)		to	(3.44%)
VP Ptnrs Intl Gro, Cl 1
2020	66	$1.41	to	$1.41	$92	0.00%	0.00%	to	0.00%	22.62%		to	22.62%
2019	0	$1.15	to	$1.15	$0	1.28%	0.00%	to	0.00%	9.35	%(7)	to	9.35	%(7)
VP Ptnrs Intl Gro, Cl 2
2020	119	$1.81	to	$1.81	$215	0.08%	0.00%	to	0.00%	22.30%		to	22.30%
2019	110	$1.48	to	$1.48	$163	0.89%	0.00%	to	0.00%	26.36%		to	26.36%
2018	88	$1.17	to	$1.17	$103	0.85%	0.00%	to	0.00%	(19.10%)		to	(19.10%)
2017	72	$1.45	to	$1.45	$105	0.53%	0.00%	to	0.00%	26.56%		to	26.56%
2016	60	$1.14	to	$1.14	$69	1.17%	0.00%	to	0.00%	(3.66%)		to	(3.66%)

170	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Ptnrs Intl Val, Cl 1
2020	6	$1.01	to	$1.01	$6	0.70%	0.00%	to	0.00%	(3.82%)		to	(3.82%)
2019	2	$1.05	to	$1.05	$2	3.48%	0.00%	to	0.00%	4.88	%(7)	to	4.88	%(7)
VP Ptnrs Intl Val, Cl 2
2020	59	$1.30	to	$1.30	$76	0.80%	0.00%	to	0.00%	(4.14%)		to	(4.14%)
2019	53	$1.35	to	$1.35	$71	3.55%	0.00%	to	0.00%	13.20%		to	13.20%
2018	45	$1.19	to	$1.19	$54	2.73%	0.00%	to	0.00%	(17.48%)		to	(17.48%)
2017	17	$1.45	to	$1.45	$25	1.88%	0.00%	to	0.00%	25.02%		to	25.02%
2016	8	$1.16	to	$1.16	$9	2.62%	0.00%	to	0.00%	8.07%		to	8.07%
VP Ptnrs Sm Cap Gro, Cl 1
2020	1	$1.42	to	$1.42	$1	—	0.00%	to	0.00%	38.77%		to	38.77%
2019	—	$1.03	to	$1.03	$0	—	0.00%	to	0.00%	5.62	%(7)	to	5.62	%(7)
VP Ptnrs Sm Cap Gro, Cl 2
2020	24	$2.59	to	$2.59	$62	—	0.00%	to	0.00%	38.43%		to	38.43%
2019	16	$1.87	to	$1.87	$30	—	0.00%	to	0.00%	20.95%		to	20.95%
2018	6	$1.55	to	$1.55	$9	—	0.00%	to	0.00%	(4.88%)		to	(4.88%)
2017	7	$1.62	to	$1.62	$11	—	0.00%	to	0.00%	18.49%		to	18.49%
2016	1	$1.37	to	$1.37	$1	—	0.00%	to	0.00%	6.38%		to	6.38%
VP Ptnrs Sm Cap Val, Cl 1
2020	0	$1.06	to	$1.06	$0	—	0.00%	to	0.00%	4.27%		to	4.27%
2019	—	$1.02	to	$1.02	$0	—	0.00%	to	0.00%	6.96	%(7)	to	6.96	%(7)
VP Ptnrs Sm Cap Val, Cl 2
2020	3	$1.84	to	$1.84	$5	—	0.00%	to	0.00%	3.99%		to	3.99%
2019	2	$1.77	to	$1.77	$4	—	0.00%	to	0.00%	19.53%		to	19.53%
2018	2	$1.48	to	$1.48	$3	—	0.00%	to	0.00%	(13.72%)		to	(13.72%)
2017	2	$1.72	to	$1.72	$4	—	0.00%	to	0.00%	6.88%		to	6.88%
2016	0	$1.61	to	$1.61	$0	—	0.00%	to	0.00%	25.35%		to	25.35%
VP Ptnrs Sm Cap Val, Cl 3
2020	203	$1.42	to	$3.33	$610	—	0.30%	to	0.90%	3.80%		to	3.18%
2019	208	$1.37	to	$3.23	$606	—	0.30%	to	0.90%	19.30%		to	18.58%
2018	225	$1.15	to	$2.72	$555	—	0.30%	to	0.90%	(13.86%)		to	(14.38%)
2017	229	$1.34	to	$3.18	$676	—	0.30%	to	0.90%	6.70%		to	6.07%
2016	256	$1.25	to	$3.00	$731	—	0.30%	to	0.90%	25.16%		to	24.41%
VP US Flex Conserv Gro, Cl 1
2020	0	$1.17	to	$1.17	$0	—	0.00%	to	0.00%	6.18%		to	6.18%
2019	—	$1.10	to	$1.10	$0	—	0.00%	to	0.00%	4.90	%(7)	to	4.90	%(7)
VP US Flex Gro, Cl 1
2020	8	$1.18	to	$1.18	$9	—	0.00%	to	0.00%	5.07%		to	5.07%
2019	—	$1.12	to	$1.12	$0	—	0.00%	to	0.00%	6.85	%(7)	to	6.85	%(7)
VP US Flex Mod Gro, Cl 1
2020	8	$1.17	to	$1.17	$9	—	0.00%	to	0.00%	5.74%		to	5.74%
2019	—	$1.11	to	$1.11	$0	—	0.00%	to	0.00%	5.92	%(7)	to	5.92	%(7)
Wanger Intl
2020	1,719	$1.68	to	$3.79	$5,227	2.02%	0.30%	to	0.90%	14.02%		to	13.34%
2019	1,829	$1.47	to	$3.35	$4,881	0.81%	0.30%	to	0.90%	29.60%		to	28.83%
2018	1,983	$1.13	to	$2.60	$4,160	2.03%	0.30%	to	0.90%	(17.95%)		to	(18.44%)
2017	2,026	$1.38	to	$3.18	$5,342	1.22%	0.30%	to	0.90%	32.51%		to	31.73%
2016	2,002	$1.04	to	$2.42	$4,346	1.15%	0.30%	to	0.90%	(1.70%)		to	(2.29%)
Wanger USA
2020	1,354	$2.43	to	$6.46	$7,196	—	0.30%	to	0.90%	23.86%		to	23.12%
2019	1,499	$1.96	to	$5.25	$6,511	0.26%	0.30%	to	0.90%	30.71%		to	29.93%
2018	1,686	$1.50	to	$4.04	$5,574	0.09%	0.30%	to	0.90%	(1.76%)		to	(2.35%)
2017	1,869	$1.53	to	$4.13	$6,223	—	0.30%	to	0.90%	19.22%		to	18.51%
2016	1,932	$1.28	to	$3.49	$5,751	—	0.30%	to	0.90%	13.35%		to	12.67%

RIVERSOURCE OF NEW YORK ACCOUNT 8 ∎	171

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
WF VT Index Asset Alloc, Cl 2
2020	309	$2.01	to	$3.45	$617	0.83%	0.30%	to	0.90%	16.24%		to	15.54%
2019	297	$1.73	to	$2.98	$527	1.09%	0.30%	to	0.90%	19.80%		to	19.08%
2018	315	$1.44	to	$2.51	$482	0.97%	0.30%	to	0.90%	(3.20%)		to	(3.78%)
2017	307	$1.49	to	$2.60	$527	0.75%	0.30%	to	0.90%	11.92%		to	11.25%
2016	257	$1.33	to	$2.34	$457	0.88%	0.30%	to	0.90%	7.38%		to	6.71%
WF VT Intl Eq, Cl 2
2020	514	$1.34	to	$1.99	$1,054	2.55%	0.30%	to	0.90%	4.62%		to	3.99%
2019	532	$1.28	to	$1.92	$1,047	3.69%	0.30%	to	0.90%	15.14%		to	14.45%
2018	546	$1.11	to	$1.68	$934	11.19%	0.30%	to	0.90%	(17.53%)		to	(18.03%)
2017	612	$1.35	to	$2.04	$1,255	2.83%	0.30%	to	0.90%	23.97%		to	23.23%
2016	638	$1.09	to	$1.66	$1,061	2.81%	0.30%	to	0.90%	2.99%		to	2.37%
WF VT Opp, Cl 1
2020	1	$1.41	to	$1.41	$1	0.74%	0.00%	to	0.00%	21.32%		to	21.32%
2019	0	$1.16	to	$1.16	$0	0.87%	0.00%	to	0.00%	10.25	%(7)	to	10.25	%(7)
WF VT Opp, Cl 2
2020	300	$2.86	to	$4.94	$1,291	0.43%	0.00%	to	0.90%	21.01%		to	19.92%
2019	354	$2.37	to	$4.12	$1,276	0.28%	0.00%	to	0.90%	31.46%		to	30.29%
2018	379	$1.80	to	$3.16	$1,048	0.19%	0.00%	to	0.90%	(7.15%)		to	(7.98%)
2017	373	$1.94	to	$3.43	$1,143	0.68%	0.00%	to	0.90%	20.44%		to	19.36%
2016	373	$1.61	to	$2.88	$1,008	2.05%	0.00%	to	0.90%	12.23%		to	11.23%
WF VT Sm Cap Gro, Cl 1
2020	13	$1.68	to	$1.68	$22	—	0.00%	to	0.00%	58.10%		to	58.10%
2019	0	$1.06	to	$1.06	$0	—	0.00%	to	0.00%	3.90	%(7)	to	3.90	%(7)
WF VT Sm Cap Gro, Cl 2
2020	380	$3.72	to	$7.70	$1,837	—	0.00%	to	0.90%	57.78%		to	56.37%
2019	381	$2.36	to	$4.92	$1,249	—	0.00%	to	0.90%	24.83%		to	23.71%
2018	368	$1.89	to	$3.98	$1,003	—	0.00%	to	0.90%	1.31%		to	0.40%
2017	344	$1.87	to	$3.96	$916	—	0.00%	to	0.90%	25.86%		to	24.73%
2016	355	$1.48	to	$3.18	$784	—	0.00%	to	0.90%	7.75%		to	6.78%
WA Var Global Hi Yd Bond, Cl I
2020	0	$1.16	to	$1.16	$1	5.74%	0.00%	to	0.00%	7.32%		to	7.32%
2019	0	$1.08	to	$1.08	$0	16.70%	0.00%	to	0.00%	2.66	%(7)	to	2.66	%(7)
WA Var Global Hi Yd Bond, Cl II
2020	3	$1.39	to	$1.39	$5	4.14%	0.00%	to	0.00%	7.12%		to	7.12%
2019	3	$1.30	to	$1.30	$3	5.57%	0.00%	to	0.00%	14.01%		to	14.01%
2018	2	$1.14	to	$1.14	$2	5.69%	0.00%	to	0.00%	(4.16%)		to	(4.16%)
2017	1	$1.19	to	$1.19	$2	6.42%	0.00%	to	0.00%	8.43%		to	8.43%
2016	1	$1.09	to	$1.09	$1	8.96%	0.00%	to	0.00%	15.36%		to	15.36%

(1)	The accumulation unit values and total returns are presented as a range of values based on the life insurance policies with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of values based on the subaccounts representing the lowest and highest expense ratios, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on April 28, 2017.
(6)	New subaccount operations commenced on April 27, 2018.
(7)	New subaccount operations commenced on June 24, 2019.
(8)	New subaccount operations commenced on April 24, 2020.

172	∎ RIVERSOURCE OF NEW YORK ACCOUNT 8

FINANCIAL STATEMENTS

RiverSource Life Insurance Co. of New York

For the Years Ended December 31, 2020, 2019 and 2018

With Report of Independent Registered Public Accounting Firm

RiverSource Life Insurance Co. of New York

FINANCIAL STATEMENTS

For the Years Ended December 31, 2020, 2019 and 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK:

Opinion on the Financial Statements

We have audited the accompanying balance sheets of RiverSource Life Insurance Co. of New York (the “Company”) as of December 31, 2020 and 2019, and the related statements of income, of comprehensive income, of shareholder’s equity and of cash flows for each of the three years in the period ended December 31, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation of the reserves for long term care policies

As described in Note 2 and Note 10 to the financial statements, the total reserves for long term care policies was $357,716 thousand as of December 31, 2020, which is included in policyholder account balances, future policy benefits and claims on the balance sheet. Liabilities for estimates of benefits that will become payable on future claims on long term care policies are based on a gross premium valuation reflecting management’s current best estimate assumptions. Management utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests, using current best estimate assumptions, including expected premium rate increases, benefit reductions, morbidity rates, policy persistency and interest rates earned on assets supporting the liability. If a premium deficiency is recognized, the assumptions as of the date of the loss recognition are locked in and used in subsequent periods.

The principal considerations for our determination that performing procedures relating to the valuation of the reserves for long term care policies is a critical audit matter are the significant judgment by management when developing the estimate of the long term care reserves, which in turn led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the current best estimate assumptions related to expected premium rate increases, benefit reductions, morbidity rates and interest rates earned on assets supporting the liability. Also, the audit effort included the involvement of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the Company’s valuation of reserves for long term care policies, including controls over management’s development of the current best estimate assumptions. These procedures also included, among others, evaluating and testing management’s process for developing the estimate of the long term care reserves, testing the completeness and accuracy of underlying data used by management and testing that assumptions are accurately reflected in the models. Evaluating and testing management’s process also included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the reasonableness of the current best estimate assumptions related to expected premium rate increases, benefit reductions, morbidity rates and interest rates earned on assets supporting the liability, and (ii) evaluating the appropriateness of management’s models.

Valuation of the embedded derivatives in certain variable annuity riders

As described in Note 2, Note 10, Note 11, and Note 12 to the financial statements, management values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. As there is no active market for the transfer of these embedded derivatives, such internal valuation models estimate fair value by discounting expected cash flows. As of December 31, 2020, the net embedded derivative liability in certain variable annuity riders was $116,490 thousand, and is included in policyholder account balances, future policy benefits and claims on the balance sheet. Management’s discounted cash flow model for estimating fair value includes observable capital market assumptions and incorporates significant unobservable inputs related to implied volatility, non-performance risk and contractholder behavior assumptions that include margins for risk, all of which management believes a market participant would expect.

The principal considerations for our determination that performing procedures relating to the valuation of the embedded derivatives in certain variable annuity riders is a critical audit matter are the significant judgment by management to estimate the fair value of the embedded derivatives in certain variable annuity riders; this in turn led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence obtained related to the significant unobservable inputs related to implied volatility, nonperformance risk and contractholder behavior assumptions that include margins for risk and the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls related to the Company’s estimate of the fair value of embedded derivatives in certain variable annuity riders, including controls over the significant unobservable inputs. These procedures also included, among others, evaluating and testing management’s process for developing the fair value estimate. Testing management’s process included evaluating the reasonableness of the significant unobservable inputs related to implied volatility, non-performance risk and contractholder behavior assumptions that include margins for risk, and testing the completeness and accuracy of underlying data used by management in the development of the significant unobservable inputs. Professionals with specialized skill and knowledge were used to assist in (i) evaluating the reasonableness of certain significant unobservable inputs related to implied volatility, non-performance risk and contractholder behavior assumptions that include margins for risk, and (ii) evaluating the appropriateness of management’s models.

Valuation of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities

As described in Note 2, Note 10 and Note 11 to the financial statements, the Company issues universal life, variable universal life and variable annuity policies that have product features that are accounted for as insurance liabilities. As disclosed by management, the liability for these policies, which is included in policyholder account balances, future policy benefits and claims on the balance sheet, is determined using actuarial models to estimate the present value of the projected benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments. Significant assumptions used by management in projecting the present value of future benefits and assessments include customer asset value growth rates, mortality, persistency, and investment margins, and additionally for variable annuity policies, benefit utilization.

The principal considerations for our determination that performing procedures relating to the valuation of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities is a critical audit matter are the significant judgment by management when developing the estimate of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities, which in turn led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the significant assumptions related to customer asset value growth rates, persistency, investment margins, and , for variable annuity policies, benefit utilization. Also, the audit effort included the involvement of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the Company’s valuation of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities, including controls over management’s development of the significant assumptions. These procedures also included, among others, evaluating and testing management’s process for developing the estimate of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities, testing the completeness and accuracy of underlying data used by management and testing that assumptions are accurately reflected in the models. Evaluating and testing management’s process also included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the reasonableness of the significant assumptions related to customer asset value growth rates, persistency, benefit utilization and investment margins, and (ii) evaluating the appropriateness of management’s models.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 20, 2021

We have served as the Company’s auditor since 2010.

RiverSource Life Insurance Co. of New York

BALANCE SHEETS

(in thousands, except share amounts)

December 31,	2020	2019
Assets
Investments:
Available-for-Sale:
Fixed maturities, at fair value (amortized cost: 2020, $1,680,340; 2019, $1,566,589, allowance for credit losses: 2020, $739(1))	$1,873,639	$1,702,183
Mortgage loans on real estate, at cost (allowance for credit losses: 2020, $2,075; 2019, $2,038)	166,845	161,778
Policy loans	48,712	49,333
Other investments	484	425
Total investments	2,089,680	1,913,719
Cash and cash equivalents	262,009	249,120
Reinsurance recoverables (Net of allowance for credit losses: 2020, $4,800(1))	185,087	179,013
Other receivables	8,250	8,013
Accrued investment income	13,653	13,060
Deferred acquisition costs	162,650	174,062
Other assets	324,757	189,259
Separate account assets	5,122,397	4,787,305
Total assets	$8,168,483	$7,513,551

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$2,169,010	$2,030,010
Other liabilities	346,842	230,353
Separate account liabilities	5,122,397	4,787,305
Total liabilities	$7,638,249	$7,047,668
Shareholder’s Equity:
Common stock, $0 par value; 200,000 shares authorized, issued and outstanding	$2,000	$2,000
Additional paid-in capital	106,926	106,926
Retained earnings	350,273	311,430
Accumulated other comprehensive income, net of tax	71,035	45,527
Total shareholder’s equity	530,234	465,883
Total liabilities and shareholder’s equity	$8,168,483	$7,513,551

(1)	Prior to January 1, 2020, the allowance for credit losses is not applicable to Available-for-Sale securities and Reinsurance recoverables. See Notes 2, 3, 6 and 7 for more information

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF INCOME

(in thousands)

Years Ended December 31,	2020	2019	2018
Revenues
Premiums	$17,699	$21,052	$19,643
Net investment income	70,451	75,807	78,546
Policy and contract charges	123,702	121,572	125,492
Other revenues	24,526	23,990	23,584
Net realized investment gains (losses)	(346)	(1,035)	566
Total revenues	236,032	241,386	247,831

Benefits and Expenses
Benefits, claims, losses and settlement expenses	83,691	75,842	85,677
Interest credited to fixed accounts	49,171	49,390	49,384
Amortization of deferred acquisition costs	18,276	10,892	14,679
Other insurance and operating expenses	35,551	37,170	38,316
Total benefit and expenses	186,689	173,294	188,056
Pretax income (loss)	49,343	68,092	59,775
Income tax provision (benefit)	7,671	8,993	7,856
Net income	$41,672	$59,099	$51,919
See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

Years Ended December 31,	2020	2019	2018

Net income	$41,672	$59,099	$51,919
Other comprehensive income (loss), net of tax benefit:
Net unrealized gains (losses) on securities	25,508	45,957	(40,993)
Total comprehensive income	$67,180	$105,056	$10,926

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENT OF SHAREHOLDER’S EQUITY

(in thousands)

	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balances at January 1, 2018	$2,000	$106,926	$291,562	$40,563	$441,051
Comprehensive income:
Net income	—	—	51,919	—	51,919
Other comprehensive income (loss), net of tax benefit	—	—	—	(40,993)	(40,993)

Total comprehensive income					10,926
Cash dividend to RiverSource Life Insurance Company	—	—	(48,000)	—	(48,000)

Balances at December 31, 2018	$2,000	$106,926	$295,481	$(430)	$403,977
Cumulative effect of adoption of premium amortization on purchased callable debt securities guidance	—	—	(150)	—	(150)
Comprehensive income:
Net income	—	—	59,099	—	59,099
Other comprehensive income (loss), net of tax benefit	—	—	—	45,957	45,957

Total comprehensive income					105,056
Cash dividend to RiverSource Life Insurance Company	—	—	(43,000)	—	(43,000)

Balances at December 31, 2019	$2,000	$106,926	$311,430	$45,527	$465,883
Cumulative effect of adoption of current expected credit losses guidance	—	—	(2,829)	—	(2,829)
Comprehensive income:
Net income	—	—	41,672	—	41,672
Other comprehensive income (loss), net of tax benefit	—	—	—	25,508	25,508

Total comprehensive income					67,180
Cash dividend to RiverSource Life Insurance Company	—	—	—	—	—
Balances at December 31, 2020	$2,000	$106,926	$350,273	$71,035	$530,234

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF CASH FLOWS

(in thousands)

Years Ended December 31,	2020	2019	2018
Cash Flows from Operating Activities
Net income	$41,672	$59,099	$51,919
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	1,575	952	2,269
Deferred income tax (benefit) expense	(10,626)	(8,503)	(460)
Contractholder and policyholder charges, non-cash	(26,308)	(25,518)	(24,570)
(Gain) loss from equity method investments	(53)	(57)	22
Net realized investment (gains) losses	(1,350)	(22)	(566)
Other-than-temporary impairments recognized in net realized investment gains (losses)	1,696	1,054	—
Changes in operating assets and liabilities
Deferred acquisition costs	3,739	(8,170)	(5,545)
Policyholder account balances, future policy benefits and claims, net	115,496	39,172	65,075
Derivatives, net of collateral	(34,858)	(27,855)	25,342
Reinsurance recoverables	(8,659)	(9,332)	(22,732)
Other receivables	(237)	(682)	1,015
Accrued investment income	(593)	1,819	1,803
Current income tax expense (benefit)	19,086	2,495	(1,431)
Other, net	3,677	3,257	2,396
Net cash provided by (used in) operating activities	104,257	27,709	94,537

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	6,109	8,752	2,770
Maturities, sinking fund payments and calls	208,944	227,635	196,883
Purchases	(329,029)	(147,680)	(154,760)
Proceeds from maturities and repayments of commercial mortgage loans	18,508	16,829	22,264
Funding of commercial mortgage loans	(23,585)	(23,650)	(27,856)
Net proceeds from sales of other investments	3	—	—
Purchase of other investments	(9)	8	(11)
Change in policy loans, net	621	445	(1,122)
Cash paid for written options with deferred premiums		—	(11,626)
Cash received for written options with deferred premiums	—	—	5,928
Net cash provided by (used in) investing activities	(118,438)	82,339	32,470

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	121,283	138,744	129,588
Net transfers from (to) separate accounts	(239)	(2,793)	(12,035)
Surrenders and other benefits	(86,335)	(113,264)	(115,859)
Proceeds form line of credit with Ameriprise Financial, Inc.	6,000	2,500	—
Repayments to line of credit with Ameriprise Financial, Inc.	(6,000)	(2,500)	—
Cash received for purchased options with deferred premiums	—	42,423	189
Cash paid for purchased options with deferred premiums	(7,638)	(16,812)	(8,672)
Cash dividends to RiverSource Life Insurance Company	—	(43,000)	(48,000)
Net cash provided by (used in) financing activities	27,071	5,298	(54,789)
Net increase (decrease) in cash and cash equivalents	12,889	115,346	72,218
Cash and cash equivalents at beginning of period	249,120	133,774	61,556
Cash and cash equivalents at end of period	$262,009	$249,120	$133,774
Supplemental Disclosures:
Income taxes paid (received), net	$(790)	$14,965	$9,749

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

NOTES TO FINANCIAL STATEMENTS

1.  NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Co. of New York (the “Company”) is a stock life insurance company which is domiciled and holds a Certificate of Authority in the State of New York. The Company is a wholly owned subsidiary of RiverSource Life Insurance Company (“RiverSource Life”), which is domiciled in Minnesota. RiverSource Life is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). The Company issues insurance and annuity products to customers in the State of New York.

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by the New York State Department of Financial Services (“New York Department”) (the Company’s primary regulator) as described in Note 14.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through April 20, 2021, the date the financial statements were issued. No subsequent events or transactions were identified.

The Company’s principal products are variable annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit riders to their contracts, such as guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) riders.

The Company also offers immediate annuities, traditional life insurance and disability income (“DI”) insurance. In 2020, the Company discontinued sales of fixed deferred annuities.

The Company’s business is sold through the advisor network of Ameriprise Financial Services, LLC (“AFS”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company adopted accounting standard, Financial Instruments — Credit Losses — Measurement of Credit Losses on Financial Instruments, on January 1, 2020. The significant accounting policies for Available-for-Sale Securities, Financing Receivables, and Reinsurance were updated as a result of adopting the new accounting standard.

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, deferred acquisition costs (“DAC”) and the corresponding recognition of DAC amortization, valuation of derivative instruments, future policy benefits and claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to DAC, deferred sales inducement costs (“DSIC”), unearned revenue, benefit reserves, reinsurance recoverables and income taxes which is consistent with prior periods before January 1, 2020. Gains and losses are recognized on a trade date basis in the Statements of Income upon disposition of the securities.

Available-for-Sale securities are impaired when the fair value of an investment is less than its amortized cost. When an Available-for-Sale security is impaired, the Company first assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, the Company recognizes an impairment by reducing the book value of the security for the difference between the investment’s amortized cost and its fair value with a corresponding charge to earnings. Subsequent increases in the fair value of Available-for-Sale securities that occur in periods after a write-down has occurred are recorded as unrealized gains in other comprehensive income (“OCI”), while subsequent decreases in fair value would continue to be recorded as reductions of book value with a charge to earnings.

For securities that do not meet the above criteria, the Company determines whether the decrease in fair value is due to a credit loss or due to other factors. The amount of impairment due to credit-related factors, if any, is recognized as an allowance for credit losses with a related charge to net realized investment gains (losses). The allowance for credit losses is limited to the amount by which the security’s amortized cost basis exceeds its fair value. The amount of the impairment related to other factors is recognized in OCI which is consistent with prior periods before January 1, 2020.

RiverSource Life Insurance Co. of New York

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are due to credit-related factors include: (i) the extent to which the market value is below amortized cost; (ii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iii) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors.

If through subsequent evaluation there is a sustained increase in cash flows expected, both the allowance and related charge to earnings may be reversed to reflect the increase in expected principal and interest payments. However, for Available-for-Sale securities that recognized an impairment prior to January 1, 2020 by reducing the book value of the security, the difference between the new amortized cost basis and the improved cash flows expected to be collected is accreted as interest income.

In order to determine the amount of the credit loss component for corporate debt securities, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure. When assessing potential credit-related impairments for structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers credit-related factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections.

Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for Available-for-Sale securities. Accrued interest on Available-for-sale securities is recorded as earned in accrued investment income on the Balance Sheets. Available-for-Sale securities are placed on nonaccrual status when the accrued balance becomes 90 days past due or earlier based on management’s evaluation of the facts and circumstances of each security under review. At this time all previously accrued interest is reversed through net investment income.

Financing Receivables

Financing receivables are comprised of mortgage loans and policy loans.

Mortgage Loans

Mortgage loans are loans on commercial properties that are originated by the Company and are recorded at amortized cost less the allowance for loan losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on commercial mortgage loans is recorded in net investment income on the Statements of Income.

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on policy loans is recorded in accrued investment income on the Statements of Income.

Allowance for Credit Losses

The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected over the asset’s expected life, considering past events, current conditions and reasonable and supportable forecasts of future economic conditions. Prior to January 1, 2020, the allowance for credit losses was based on an incurred loss model that did not require estimating expected credit losses over the expected life of the asset. Estimates of expected credit losses consider both historical charge-off and recovery experience as well as current economic conditions and management’s expectation of future charge-off and recovery levels. Expected losses related to risks other than credit risk are excluded from the allowance for credit losses. The allowance for credit losses is measured and recorded upon initial recognition of the loan, regardless of whether it is originated or purchased.

The allowance for credit losses for mortgage loans utilizes a probability of default and loss severity approach to estimate lifetime expected credit losses. Actual historical default and loss severity data is adjusted for current conditions and reasonable and supportable forecasts of future economic conditions to develop the probability of default and loss severity assumptions that are applied to the amortized cost basis of the loans over the expected life of each portfolio. The allowance for credit losses on mortgage loans is recorded through provisions charged to net realized investment gains (losses) and is reduced/increased by net charge-offs/recoveries.

Management determines the adequacy of the allowance for credit losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios and occupancy rates, along with reasonable and supportable forecasts of economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change. While the Company may

RiverSource Life Insurance Co. of New York

attribute portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses expected over the life of the loan portfolio.

Nonaccrual Loans

Commercial mortgage loans are placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for commercial mortgage loans.

Restructured Loans

A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments, and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Modifications to loan terms do not automatically result in troubled debt restructurings (“TDRs”). Per the Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus, modifications made on a good faith basis in response to the coronavirus disease 2019 (“COVID-19”) pandemic to borrowers who were not more than 30 days past due as of December 31, 2019, such as payment deferrals, extensions of repayment terms, fee waivers, or delays in payment that are not significant to the unpaid principal value of the loan, are not considered TDRs. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Charge-off and Foreclosure

Charge-offs are recorded when the Company concludes that all or a portion of the commercial mortgage loan is uncollectible. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location.

If it is determined that foreclosure on a commercial mortgage loan is probable and the fair value is less than the current loan balance, expected credit losses are measured as the difference between the amortized cost basis of the asset and fair value less estimated selling costs. Upon foreclosure, the commercial mortgage loan and related allowance are reversed, and the foreclosed property is recorded as real estate owned in other assets.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, long term care (“LTC”) and DI, net of the change in any prepaid reinsurance asset, are reported as a reduction of premiums. UL and VUL reinsurance premiums are reported as a reduction of policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset or contra asset and amortized over the estimated life of the policies in proportion to the estimated gross profits (“EGPs”) and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded within reinsurance recoverables, net of the allowance for credit losses. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term. The allowance for credit losses related to reinsurance recoverable is based on applying observable industry data including insurer ratings, default and loss severity data to the Company’s reinsurance recoverable balances. Management evaluates the results of the calculation and considers differences between the industry data and the Company’s data. Such differences include the fact that the Company has no actual history of losses and the fact that industry data may contain non-life insurers. This evaluation is inherently subjective as it requires estimates, which may be susceptible to

RiverSource Life Insurance Co. of New York

significant change given the long-term nature of these receivables. The allowance for credit losses on reinsurance recoverable is recorded through provisions charged to benefits, claims, losses and settlement expenses on the Statements of Income.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within policyholder account balances, future policy benefits and claims.

See Note 9 for additional information on reinsurance.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment.

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Statements of Income with the corresponding change in the hedged asset or liability.

The equity component of IUL obligations is considered an embedded derivative. Additionally, certain annuities contain GMAB and GMWB provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 12 for information regarding the Company’s fair value measurement of derivative instruments and Note 16 for the impact of derivatives on the Statements of Income.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to AFS advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin, variable annuity benefit utilization and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Non-Traditional Long-Duration Products

For non-traditional long-duration products (including variable and fixed deferred annuity contracts, UL and VUL insurance products), DAC are amortized based on projections of EGPs over amortization periods equal to the approximate life of the business.

EGPs vary based on persistency rates (assumptions at which contractholders and policyholders are expected to surrender, make withdrawals from and make deposits to their contracts), mortality levels, client asset value growth rates (based on equity and

RiverSource Life Insurance Co. of New York

bond market performance), variable annuity benefit utilization and interest margins (the spread between earned rates on invested assets and rates credited to contractholder and policyholder accounts) and are management’s best estimates. Management regularly monitors financial market conditions and actual contractholder and policyholder behavior experience and compares them to its assumptions. These assumptions are updated whenever it appears that earlier estimates should be revised. When assumptions are changed, the percentage of EGPs used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made. At each balance sheet date, the DAC balance is adjusted for the effect that would result from the realization of unrealized gains (losses) on securities impacting EGPs, with the related change recognized through AOCI.

The client asset value growth rates are the rates at which variable annuity and VUL insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

Traditional Long-Duration Products

For traditional long-duration products (including traditional life and DI insurance products), DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium paying period. The assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities.

For traditional life and DI insurance products, the assumptions provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Statements of Income.

Deferred Sales Inducement Costs

Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. DSIC is recorded in other assets and amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities

Separate account assets represent funds held for the benefit of and separate account liabilities represent the obligation to the variable annuity contractholders and variable life insurance policyholders, who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Statements of Income. Separate account assets are recorded at fair value and separate account liabilities are equal to the assets recognized.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the benefits associated with non-traditional and traditional long-duration products. Non-traditional long-duration products include variable annuity contracts, fixed annuity contracts and UL and VUL policies. Traditional long-duration products include term life, whole life, DI and LTC insurance products.

Guarantees accounted for as insurance liabilities include GMDB, guaranteed minimum income benefit (“GMIB”) and the life contingent benefits associated with GMWB. In addition, UL and VUL policies with product features that result in profits followed by losses are accounted for as insurance liabilities.

Guarantees accounted for as embedded derivatives include GMAB and the non-life contingent benefits associated with GMWB. In addition, the portion of indexed annuities and IUL policies allocated to the indexed account is accounted for as an embedded derivative.

Changes in future policy benefits and claims are reflected in earnings in the period adjustments are made. Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverables.

RiverSource Life Insurance Co. of New York

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, liabilities for guaranteed benefits associated with variable annuities and embedded derivatives for variable annuities and IUL products.

Liabilities for fixed account values on variable and fixed deferred annuities and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 11 for information regarding the liability for contracts with secondary guarantees.

Liabilities for IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated life based on expected assessments.

The liability for the life contingent benefits associated with GMWB provisions is determined by estimating the expected value of benefits that are contingent upon survival after the account value is equal to zero and recognizing the benefits over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency, benefit utilization and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, unless the Company’s management identifies a significant deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

See Note 11 for information regarding variable annuity guarantees.

Liabilities for fixed annuities in a benefit or payout status utilize assumptions established as of the date the payout phase is initiated. The liabilities are the present value of future estimated payments reduced for mortality (which is based on industry mortality tables with modifications based on the Company’s experience) and discounted with interest rates.

Embedded Derivatives

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions fluctuate based on equity, interest rate and credit markets and the estimate of the Company’s nonperformance risk, which can cause these embedded derivatives to be either an asset or a liability. The fair value of embedded derivatives related to IUL fluctuate based on equity markets and interest rates and the estimate of the Company’s nonperformance risk and is a liability. See Note 12 for information regarding the fair value measurement of embedded derivatives.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies.

Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These unpaid amounts are calculated using anticipated claim continuance rates based on established industry tables, adjusted as appropriate for the Company’s experience. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts.

RiverSource Life Insurance Co. of New York

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life and DI insurance policies are based on the net level premium and LTC policies are based on a gross premium valuation reflecting management’s current best estimate assumptions. Net level premium includes anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Gross premium valuation includes expected premium rate increases, benefit reductions, morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

For term life, whole life, DI and LTC policies, the Company utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests using current best estimate assumptions without provisions for adverse deviation annually in the third quarter of each year unless management identifies a material deviation over the course of quarterly monitoring. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves net of any DAC balance), the existing net reserves are adjusted by first reducing the DAC balance by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than the DAC balance, then the net reserves are increased by the excess through a charge to current period earnings. If a premium deficiency is recognized, the assumptions as of the date of the loss recognition are locked in and used in subsequent periods. The assumptions for LTC insurance products are management’s best estimate as of the date of loss recognition and thus no longer provide for adverse deviations in experience.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using EGPs, similar to DAC. The unearned revenue liability is recorded in other liabilities and the amortization is recorded in policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The taxable income of the Company and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. Ameriprise Financial provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 18 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature are net of reinsurance ceded and are recognized as revenue when due.

RiverSource Life Insurance Co. of New York

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

Mortality and expense risk fees are based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities are recognized using the specific identification method, on a trade date basis. Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

See Note 4 for further discussion of accounting policies on revenue from contracts with customers.

3.  RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Fair Value Measurement — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement

In August 2018, the Financial Accounting Standards Board (“FASB”) updated the accounting standards related to disclosures for fair value measurements. The update eliminates the following disclosures: 1) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, 2) the policy of timing of transfers between levels of the fair value hierarchy, and 3) the valuation processes for Level 3 fair value measurements. The new disclosures include changes in unrealized gains and losses for the period included in OCI for recurring Level 3 fair value measurements of instruments held at the end of the reporting period and the range and weighted average used to develop significant unobservable inputs and how the weighted average was calculated. The new disclosures are required on a prospective basis; all other provisions should be applied retrospectively. The update is effective for interim and annual periods beginning after December 15, 2019. Early adoption is permitted for the entire standard or only the provisions to eliminate or modify disclosure requirements. The Company early adopted the provisions of the standard to eliminate or modify disclosure requirements in 2018. The Company adopted the provisions of the standard to include new disclosures on January 1, 2020. The update does not have an impact on the Company’s financial condition or results of operations. See Note 12 for additional disclosures on fair value measurements.

Intangibles — Goodwill and Other — Internal-Use Software — Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract

In August 2018, the FASB updated the accounting standards related to customer’s accounting for implementation costs incurred in a cloud computing arrangement (“CCA”) that is a service contract. The update requires implementation costs for a CCA to be evaluated for capitalization using the same approach as implementation costs associated with internal-use software. The update also addresses presentation, measurement and impairment of capitalized implementation costs in a CCA that is a service contract. The update requires new disclosures on the nature of hosting arrangements that are service contracts, significant judgements made when applying the guidance and quantitative disclosures, including amounts capitalized, amortized and impaired. The update is effective for interim and annual periods beginning after December 15, 2019, and can be applied either prospectively or retrospectively. The Company adopted the standard using a prospective approach on January 1, 2020. The adoption did not have an impact on the Company’s financial condition or results of operations.

Financial Instruments — Credit Losses — Measurement of Credit Losses on Financial Instruments

In June 2016, the FASB updated the accounting standards related to accounting for credit losses on certain types of financial instruments. The update replaces the current incurred loss model for estimating credit losses with a new model that requires an entity to estimate the credit losses expected over the life of the asset. At adoption, the initial estimate of the expected credit losses will be recorded through retained earnings and subsequent changes in the estimate will be reported in current period earnings and recorded through an allowance for credit losses on the balance sheet. The credit loss model for Available-for-Sale debt securities did not change; however, the credit loss calculation and subsequent recoveries are required to be recorded through an allowance. The standard is effective for interim and annual periods beginning after December 15, 2019. A modified retrospective cumulative adjustment to retained earnings should be recorded as of the first reporting period in which the guidance is effective for loans, receivables, and other financial instruments subject to the new expected credit loss model. Prospective adoption is required for establishing an allowance related to Available-for-Sale debt securities, certain beneficial interests, and financial assets purchased with a more-than-insignificant amount of credit deterioration since origination. The Company adopted the standard on January 1, 2020. The adoption did not have a material impact on the Company’s financial condition or results of operations.

RiverSource Life Insurance Co. of New York

Leases — Recognition of Lease Assets and Liabilities on Balance Sheet

In February 2016, the FASB updated the accounting standards for leases. The update was issued to increase transparency and comparability for the accounting of lease transactions. The standard requires most lease transactions for lessees to be recorded on the balance sheet as lease assets and lease liabilities and both quantitative and qualitative disclosures about leasing arrangements. The standard was effective for interim and annual periods beginning after December 15, 2018. Entities had the option to adopt the standard using a modified retrospective approach at either the beginning of the earliest period presented or as of the date of adoption. The Company adopted the standard using a modified retrospective approach as of January 1, 2019. The Company also elected the package of practical expedients permitted under the transition guidance within the accounting standard that allows entities to carryforward their historical lease classification and to not reassess contracts for embedded leases among other things. The adoption did not have a material impact on the Company’s financial condition or results of operations.

Income Statement — Reporting Comprehensive Income — Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income

In February 2018, the FASB updated the accounting standards related to the presentation of tax effects stranded in AOCI. The update allows a reclassification from AOCI to retained earnings for tax effects stranded in AOCI resulting from the legislation commonly referred to as the Tax Cuts and Jobs Act (“Tax Act”). The election of the update was optional. The update was effective for fiscal years beginning after December 15, 2018. Entities could record the impacts either in the period of adoption or retrospectively to each period (or periods) in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Act is recognized. The Company adopted the standard on January 1, 2019 and elected not to reclassify the stranded tax effects in AOCI.

Derivatives and Hedging — Targeted Improvements to Accounting for Hedging Activities

In August 2017, the FASB updated the accounting standards to amend the hedge accounting recognition and presentation requirements. The objectives of the update are to better align the financial reporting of hedging relationships to the economic results of an entity’s risk management activities and simplify the application of the hedge accounting guidance. The update also adds new disclosures and amends existing disclosure requirements. The standard was effective for interim and annual periods beginning after December 15, 2018, and was required to be applied on a modified retrospective basis. The Company adopted the standard on January 1, 2019. The adoption did not have an impact on the Company’s financial condition or results of operations.

Receivables — Nonrefundable Fees and Other Costs — Premium Amortization on Purchased Callable Debt Securities

In March 2017, the FASB updated the accounting standards to shorten the amortization period for certain purchased callable debt securities held at a premium. Under previous guidance, premiums were generally amortized over the contractual life of the security. The amendments require the premium to be amortized to the earliest call date. The update applies to securities with explicit, non-contingent call features that are callable at fixed prices and on preset dates. The standard was effective for interim and annual periods beginning after December 15, 2018, and was required to be applied on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. The Company adopted the standard on January 1, 2019. The adoption did not have a material impact on the Company’s financial condition or results of operations.

In October 2020, the FASB issued amendments clarifying that, at each reporting date if a security contains additional future call dates, an entity must reevaluate whether the amortized cost basis exceeds the amount repayable by the issuer at the next call date. If so, the excess should be amortized to the next call date. The update is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early application is not permitted. All entities should apply this update on a prospective basis as of the beginning of the period of adoption for existing or newly purchased callable debt securities. The Company currently accounts for the additional call dates in accordance with this amendment.

Future Adoption of New Accounting Standards

Reference Rate Reform — Expedients for Contract Modifications

In March 2020, the FASB updated the accounting standards to provide optional expedients and exceptions for applying GAAP to contracts, hedging or other transactions that are affected by reference rate reform (i.e., the elimination of LIBOR). The following expedients are provided for modified contracts whose reference rate is changed: 1) receivables and debt contracts are accounted for prospectively by adjusting the effective interest rate, 2) leases are accounted for as a continuation of the existing contracts with no reassessments of the lease classification and discount rate or remeasurements of lease payments that otherwise would be required, and 3) an entity is not required to reassess its original conclusion about whether that contract contains an embedded derivative that is clearly and closely related to the economic characteristics and risks of the host contract. When elected, the optional expedients for contract modifications must be applied consistently for all eligible contracts or eligible transactions. In January 2021, FASB updated the standard to allow an entity to elect to apply the treatment under the original guidance to derivative instruments that use an interest rate that for margining, discounting or contract price alignment that will be modified due to reference rate reform but did not qualify under the original guidance The adoption of the standard is not expected to have an impact on the Company’s results of operations and financial condition.

RiverSource Life Insurance Co. of New York

Income Taxes — Simplifying the Accounting for Income Taxes

In December 2019, the FASB updated the accounting standards to simplify the accounting for income taxes. The update eliminates certain exceptions to: (1) accounting principles related to intraperiod tax allocation to be applied on a prospective basis, (2) deferred tax liabilities related to outside basis differences to be applied on a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption, and (3) year-to-date losses in interim periods to be applied on a prospective basis. The update also amends existing guidance related to situations when an entity receives: (1) a step-up in the tax basis of goodwill to be applied on a prospective basis, (2) an allocation of income tax expense when members of a consolidated tax filing group issue separate financial statements to be applied on a retrospective basis for all periods presented, (3) interim recognition of enactment of tax laws or rate changes to be applied on a prospective basis, and (4) franchise taxes and other taxes partially based on income to be applied on a retrospective basis for all periods presented or a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption. The standard is effective for interim and annual periods beginning after December 15, 2020, with early adoption permitted. The adoption of the standard is not expected to have an impact on the Company’s financial condition or results of operations.

Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts

In August 2018, the FASB updated the accounting standard related to long-duration insurance contracts. The guidance revises key elements of the measurement models and disclosure requirements for long-duration insurance contracts issued by insurers and reinsurers.

The guidance establishes a significant new category of benefit features called market risk benefits that protect the contractholder from other-than-nominal capital market risk and expose the insurer to that risk. Insurers will have to measure market risk benefits at fair value. Market risk benefits include variable annuity guaranteed benefits (i.e. guaranteed minimum death, withdrawal, withdrawal for life, accumulation and income benefits). The portion of the change in fair value attributable to a change in the instrument-specific credit risk of market risk benefits in a liability position will be recorded in OCI.

Significant changes also relate to the measurement of the liability for future policy benefits for nonparticipating traditional long-duration insurance contracts and immediate annuities with a life contingent feature include the following:

•

Insurers will be required to review and update the cash flow assumptions used to measure the liability for future policy benefits rather than using assumptions locked in at contract inception. The review of assumptions to measure the liability for all future policy benefits will be required annually at the same time each year, or more frequently if suggested by experience. The effect of updating assumptions will be measured on a retrospective catch-up basis and presented separate from the ongoing policyholder benefit expense in the statement of operations in the period the update is made. This new unlocking process will be required for the Company’s term and whole life insurance, disability income, long term care insurance and immediate annuities with a life contingent feature.

•

The discount rate used to measure the liability for future policy benefits will be standardized. The current requirement to use a discount rate reflecting expected investment yields will change to an upper-medium grade (low credit risk) fixed income corporate instrument yield (generally interpreted as an “A” rating) reflecting the duration characteristics of the liability. Entities will be required to update the discount rate at each reporting date with the effect of discount rate changes reflected in OCI.

•

The current premium deficiency test is being replaced with a net premium ratio cap of 100%. If the net premium ratio (i.e. the ratio of the present value of total expected benefits and related expenses to the present value of total expected premiums) exceeds 100%, insurers are required to recognize a loss in the statement of operations in the period. Contracts from different issue years will no longer be permitted to be grouped to determine contracts in a loss position.

In addition, the update requires DAC and DSIC relating to all long-duration contracts and most investment contracts to be amortized on a straight-line basis over the expected life of the contract independent of profit emergence. Under the new guidance, interest will not accrue to the deferred balance and DAC and DSIC will not be subject to an impairment test.

The update requires significant additional disclosures, including disaggregated rollforwards of the liability for future policy benefits, policyholder account balances, market risk benefits, DAC and DSIC, as well as qualitative and quantitative information about expected cash flows, estimates and assumptions. On November 5, 2020, the FASB released an updated ASU to defer the effective date of the standard to interim and annual periods beginning after December 15, 2022, and interim periods within those years. The standard should be applied to the liability for future policy benefits and DAC and DSIC on a modified retrospective basis and applied to market risk benefits on a retrospective basis with the option to apply full retrospective transition if certain criteria are met. Early adoption is permitted. The Company is currently evaluating the impact of the standard on its financial condition, results of operations and disclosures.

RiverSource Life Insurance Co. of New York

4.  REVENUE FROM CONTRACTS WITH CUSTOMERS

The following table presents disaggregated revenue from contracts with customers and a reconciliation to total revenues reported on the Statements of Income:

	Years Ended December 31,
(in thousands)	2020	2019	2018
Policy and contract charges
Affiliated (from Columbia Management Investment Distributors, Inc.)	$10,217	$9,802	$9,976
Unaffiliated	747	752	786
Total	10,964	10,554	10,762
Other revenues
Administrative fees
Affiliated (from Columbia Management Investment Services, Corp.)	2,560	2,492	2,527
Unaffilated	1,019	1,062	1,199
	3,579	3,554	3,726
Other fees
Affiliated (from Columbia Management Investment Advisors, LLC (“CMIA”) and Columbia Wanger Asset Management, LLC)	20,638	20,122	19,601
Unaffilated	226	215	171
	20,864	20,337	19,772
Total	24,443	23,891	23,498
Total revenue from contracts with customers	35,407	34,445	34,260
Revenue from other sources(1)	200,625	206,941	213,571
Total revenues	$236,032	$241,386	$247,831

(1)	Amounts primarily consist of revenue associated with insurance and annuity products or financial instruments.

The following discussion describes the nature, timing, and uncertainty of revenues and cash flows arising from the Company’s contracts with customers.

Policy and contract charges

The Company earns revenue for providing distribution-related services to affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The performance obligation is satisfied at the time the mutual fund is distributed. Revenue is recognized over the time the mutual fund is held in the variable product and is generally earned based on a fixed rate applied, as a percentage, to the net asset value of the fund. The revenue is not recognized at the time of sale because it is variably constrained due to factors outside the Company’s control, including market volatility and how long the fund(s) remain in the insurance policy or annuity contract. The revenue will not be recognized until it is probable that a significant reversal will not occur. These fees are accrued and collected on a monthly basis.

Other revenues

Administrative fees

The Company earns revenue for providing customer support, contract servicing and administrative services for affiliated and unaffiliated mutual funds that are available as underlying instruments in its variable annuity and variable life insurance products. The transfer agent and administration revenue is earned daily based on a fixed rate applied, as a percentage, to assets under management. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Other fees

The Company earns revenue for providing affiliated and unaffiliated partners an opportunity to educate the financial advisors of its affiliate, AFS, that sell the Company’s products as well as product and marketing personnel to support the offer, sale and servicing of funds within the Company’s variable annuity and variable life insurance products. These payments allow the parties to train and support the advisors, explain the features of their products, and distribute marketing and educational materials. The affiliated revenue is earned based on a rate, updated at least annually, which is applied, as a percentage, to the market value of assets invested. The unaffiliated revenue is earned based on a fixed rate applied, as a percentage, to the market value of assets invested. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

RiverSource Life Insurance Co. of New York

Receivables

Receivables for revenue from contracts with customers are recognized when the performance obligation is satisfied and the Company has an unconditional right to the revenue. Receivables related to revenues from contracts with customers were $3.3 million and $3.2 million as of December 31, 2020 and 2019, respectively.

5.  VARIABLE INTEREST ENTITIES

The Company invests in structured investments which are considered variable interest entities for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities, commercial and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities. The Company’s maximum exposure to loss as a result of its investment in these structured investments is limited to its amortized cost. The Company has no obligation to provide financial or other support to the structured investments beyond its investment nor has the Company provided any support to the structured investments. See Note 6 for additional information on these structured investments.

6.  INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2020
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value

Corporate debt securities	$978,633	$131,349	$(349)	$(739)	$1,108,894
Residential mortgage backed securities	243,325	7,679	(7)	—	250,997
Commercial mortgage backed securities	303,212	19,344	(792)	—	321,764
State and municipal obligations	123,621	34,364	—	—	157,985
Asset backed securities	29,609	2,067	—	—	31,676
Foreign government bonds and obligations	1,829	395	(12)		2,212
U.S. government and agency obligations	111	—	—	—	111
Total	$1,680,340	$195,198	$(1,160)	$(739)	$1,873,639

		December 31, 2019
Description of Securities (in thousands)		Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Corporate debt securities		$866,922	$93,991	$(297)	$960,616
Residential mortgage backed securities		235,856	4,856	(332)	240,380
Commercial mortgage backed securities		292,725	7,932	(457)	300,200
State and municipal obligations		124,760	27,645	(4)	152,401
Asset backed securities		44,196	1,921	(22)	46,095
Foreign government bonds and obligations		1,880	370	(9)	2,241
U.S. government and agency obligations		250	—	—	250
Total		$1,566,589	$136,715	$(1,121)	$1,702,183

As of December 31, 2020 and 2019, accrued interest of $13.1 million and $12.6 million, respectively, is excluded from the amortized cost basis of Available-for-Sale securities in the tables above and is recorded in accrued investment income on the Balance Sheets.

As of December 31, 2020 and 2019, investment securities with a fair value of $91.4 million and $73.2 million, respectively, were pledged to meet contractual obligations under derivative contracts, of which $37.9 million and $27.9 million, respectively, may be sold, pledged or rehypothecated by the counterparty.

As of December 31, 2020 and 2019, fixed maturity securities comprised approximately 90% and 89%, respectively, of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2020 and 2019, approximately $43.7 million and $50.8 million, respectively, of securities were internally rated by CMIA, an affiliate of the Company, using criteria similar to those used by NRSROs.

RiverSource Life Insurance Co. of New York

A summary of fixed maturity securities by rating was as follows:

	December 31, 2020			December 31, 2019
(in thousands)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$567,469	$596,282	32%	$553,862	$567,897	34%
AA	67,672	92,126	5	66,918	86,553	5
A	218,043	267,217	14	234,780	275,358	16
BBB	687,026	768,632	41	658,112	717,609	42
Below investment grade	140,130	149,382	8	52,917	54,766	3
Total fixed maturities	$1,680,340	$1,873,639	100%	$1,566,589	$1,702,183	100%

As of December 31, 2020 and 2019, approximately 38% and 39%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any other issuer were greater than 10% of total equity as of both December 31, 2020 and 2019.

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:

	December 31, 2020
(in thousands)	Less than 12 months				12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	12	$28,018	$(266)	1	$1,591	$(83)	13	$29,609	$(349)
Residential mortgage backed securities	2	1,367	(7)	1	59	—	3	1,426	(7)
Commercial mortgage backed securities	8	36,014	(710)	3	3,184	(82)	11	39,198	(792)
Foreign government bonds and obligations	—	—	—	1	96	(12)	1	96	(12)
Total	22	$65,399	$(983)	6	$4,930	$(177)	28	$70,329	$(1,160)

	December 31, 2019
(in thousands)	Less than 12 months				12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	21	$8,613	$(25)	35	$9,845	$(272)	56	$18,458	$(297)
Residential mortgage backed securities	12	62,757	(118)	10	20,328	(214)	22	83,085	(332)
Commercial mortgage backed securities	18	27,954	(171)	9	21,295	(286)	27	49,249	(457)
State and municipal obligations	4	1,595	(4)	—	—	—	4	1,595	(4)
Asset backed securities	8	7,414	(21)	1	238	(1)	9	7,652	(22)
Foreign government bonds and obligations	—	—	—	1	100	(9)	1	100	(9)
Total	63	$108,333	$(339)	56	$51,806	$(782)	119	$160,139	$(1,121)

As part of the Company’s ongoing monitoring process, management determined that the change in gross unrealized losses on its Available-for-Sale securities during the twelve months ended December 31, 2020 is primarily attributable to lower interest rates as well as credit spread tightening. Consistent with the accounting policy described in Note 2, the Company did not recognize any of the total unrealized losses in earnings because it was determined that such losses were due to non-credit factors. The Company does not intend to sell these securities and does not believe that it is more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis. As of December 31, 2020, 72% of the total of Available-for-Sale securities with gross unrealized losses were considered investment grade.

The following table presents the rollforward of allowance for credit losses on Available-for-Sale securities:

(in thousands)	Corporate Debt Securities
Balance, January 1, 2020(1)	$—
Additions for which credit losses were not previously recognized	975
Additional increases (decreases) on securities that had an allowance recorded in a previous period	(236)
Balance, December 31, 2020	$739

(1)

Prior to January 1, 2020, credit losses on Available-for-Sale securities were not recorded in an allowance but were recorded as a reduction of the book value of the security if the security was other-than-temporarily impaired. There is no adoption impact due to the prospective transition for Available-for-Sale securities.

RiverSource Life Insurance Co. of New York

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in thousands)	2020	2019	2018
Gross realized investment gains	$1,461	$284	$965
Gross realized investment losses	(111)	(262)	(399)
Other-than-temporary impairments	(739)	(1,054)	—
Total	$611	$(1,032)	$566

Credit losses for the twelve months ended December 31, 2020 primarily related to recording an allowance for credit losses on certain corporate debt securities, primarily in the oil and gas industry. Other-than-temporary impairments for the year ended December 31, 2019 related to corporate debt securities.

See Note 17 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity as of December 31, 2020 were as follows:

(in thousands)	Amortized Cost	Fair Value
Due within one year	$60,272	$60,890
Due after one year through five years	489,422	524,536
Due after five years through 10 years	259,291	280,994
Due after 10 years	295,209	402,782
	1,104,194	1,269,202
Residential mortgage backed securities	243,325	250,997
Commercial mortgage backed securities	303,212	321,764
Asset backed securities	29,609	31,676
Total	$1,680,340	$1,873,639

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

The following is a summary of net investment income:

	Years Ended December 31,
(in thousands)	2020	2019	2018
Fixed maturities	$60,840	$65,554	$69,923
Commercial mortgage loans	7,876	7,223	7,039
Policy loans and other investments	3,480	4,797	3,412
	72,196	77,574	80,374
Less: investment expenses	1,745	1,767	1,828
Total	$70,451	$75,807	$78,546

7.  FINANCING RECEIVABLES

The Company’s financing receivables include mortgage loans and policy loans. See Note 2 for information regarding the Company’s accounting policies related to financing receivables and the allowance for credit losses.

Allowance for Credit Losses

The following table presents a rollforward of the allowance for credit losses for the year ended December 31, 2020.

(in thousands)	Commercial Loans
Balance, December 31, 2019(1)	$2,038
Cumulative effect of adoption of current expected credit losses guidance	(919)
Balance, January 1, 2020	1,119
Provisions	956
Balance, December 31, 2020	$2,075

(1)	Prior to January 1, 2020, the allowance for credit losses was based on an incurred loss model that did not require estimating expected credit losses over the expected life of the asset.

RiverSource Life Insurance Co. of New York

	December 31,
(in thousands)	2019	2018
Beginning balance	$2,038	$2,038
Charge-offs	—	—
Ending balance	$2,038	$2,038

As of December 31, 2020 and 2019, accrued interest on mortgage loans was $537 thousand and $495 thousand and is recorded in accrued investment income on the Balance Sheets and excluded from the amortized cost basis of mortgage loans.

Credit Quality Information

All loans were considered to be performing as of both December 31, 2020 and 2019.

Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on mortgage loans. Loan-to-value ratio is the primary credit quality indicator included in this review. Based on this review, the mortgage loans are assigned an internal risk rating, which management updates when credit risk changes. Mortgage loans which management has assigned its highest risk rating were nil as of both December 31, 2020 and 2019. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. Total mortgage loan modifications in 2020 due to the COVID-19 pandemic consisted of 5 loans with a total unpaid balance of $7 million. Modifications primarily consisted of short-term forbearance and interest only payments. All loans returned to their normal payment schedules. Total mortgage loans past due were nil as of both December 31, 2020 and 2019, respectively.

The table below presents the amortized cost basis of mortgage loans as of December 31, 2020 by year of origination and loan-to-value ratio:

(in thousands)	2020	2019	2018	2017	2016	Prior	Total
Loan-to-Value Ratio
>100%	$—	$—	$—	$—	$—	$—	$—
80% – 100%	1,903	5,264	2,328	—	2,407	—	11,902
60% – 80%	7,972	9,713	3,632	3,327	3,079	4,653	32,376
40% – 60%	7,368	4,403	16,771	10,107	3,881	13,853	56,383
<40%	5,694	880	3,002	12,461	3,529	42,693	68,259
Total	$22,937	$20,260	$25,733	$25,895	$12,896	$61,199	$168,920

Loan-to-value ratio is based on income and expense data provided by borrowers at least annually and long-term capitalization rate assumptions based on property type.

In addition, the Company reviews the concentrations of credit risk by region and property type. Concentrations of credit risk of mortgage loans by U.S. region were as follows:

Concentrations of credit risk of mortgage loans by property type were as follows:

	Loans		Percentage
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
	(in thousands)
Pacific	$47,925	$42,692	28%	26%
South Atlantic	30,108	34,218	18	21
Middle Atlantic	21,531	20,618	13	13
Mountain	22,801	22,779	13	14
West North Central	14,579	14,604	9	9
East North Central	12,634	11,911	7	7
East South Central	5,970	6,992	4	4
West South Central	8,212	8,730	5	5
New England	5,160	1,272	3	1

	$168,920	$163,816	100%	100%

Less: allowance for loan losses	2,075	2,038

Total	$166,845	$161,778

RiverSource Life Insurance Co. of New York

	Loans		Percentage
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
	(in thousands)
Retail	$48,272	$42,523	29%	26%
Apartments	49,786	51,210	29	31
Industrial	31,885	32,751	19	20
Office	19,939	19,939	12	12
Mixed use	8,302	6,696	5	4
Other	10,736	10,697	6	7

	168,920	163,816	100%	100%

Less: allowance for loan losses	2,075	2,038

Total	$166,845	$161,778

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Troubled Debt Restructurings

The recorded investment in restructured loans was not material as of both December 31, 2020 and 2019. Troubled debt restructurings did not have a material impact to the Company’s allowance for loan losses or income recognized for the years ended December 31, 2020, 2019 and 2018. There are no material commitments to lend additional funds to borrowers whose loans have been restructured.

8.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

Management updates market-related inputs on a quarterly basis and implements model changes related to the living benefit valuation. In addition, management conducts its annual review of life insurance and annuity valuation assumptions relative to current experience and management expectations including modeling changes. These aforementioned changes are collectively referred to as unlocking. The impact of unlocking to DAC for the year ended December 31, 2020 primarily reflected updates to interest rate assumptions, partially offset by a favorable impact from lower surrenders on annuity contracts with a withdrawal benefit. The impact of unlocking to DAC for the year ended December 31, 2019 primarily reflected updated mortality assumptions on UL and VUL insurance products and lower surrender rate assumptions on variable annuities, partially offset by an unfavorable impact from updates to assumptions on utilization of guaranteed withdrawal benefits. The impact of unlocking to DAC for the year ended December 31, 2018 primarily reflected improved persistency and mortality on UL and VUL insurance products and a correction related to a variable annuity model assumption partially offset by updates to market-related inputs to the living benefit valuation.

The balances of and changes in DAC were as follows:

(in thousands)	2020	2019	2018
Balance at January 1	$174,062	$177,196	$165,465
Capitalization of acquisition costs	14,537	19,062	20,224
Amortization, excluding the impact of valuation assumptions review	(13,599)	(10,536)	(16,747)
Amortization, impact of valuation assumptions review	(4,677)	(356)	2,068
Impact of change in net unrealized (gains) losses on securities	(7,673)	(11,304)	6,186
Balance at December 31	$162,650	$174,062	$177,196

The balances of and changes in DSIC, which is included in other assets, were as follows:

(in thousands)	2020	2019	2018
Balance at January 1	$10,096	$12,066	$13,028
Capitalization of sales inducement costs	59	60	147
Amortization, excluding the impact of valuation assumptions review	(730)	(896)	(2,136)
Amortization, impact of valuation assumptions review	(902)	95	(29)
Impact of change in net unrealized (gains) losses on securities	73	(1,229)	1,056
Balance at December 31	$8,596	$10,096	$12,066

9.  REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

RiverSource Life Insurance Co. of New York

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2002 and new individual UL and VUL insurance policies beginning in 2003. Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2002 is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance risk previously assumed under reinsurance arrangements with an unaffiliated insurance company.

As of December 31, 2002, the Company discontinued underwriting LTC insurance. For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to Genworth Life Insurance Company of New York (“Genworth”) and retains the remaining risk. This reinsurance arrangement applies for 1996 and later issues only. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in 2010 and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2010. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of December 31, 2020 and 2019, traditional life and UL insurance policies in force were $11.4 billion and $11.5 billion, respectively, of which $8.1 billion as of both December 31, 2020 and 2019 were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in thousands)	2020	2019	2018
Direct premiums	$29,441	$32,695	$31,392
Reinsurance ceded	(11,742)	(11,643)	(11,749)
Net premiums	$17,699	$21,052	$19,643

Policy and contract charges are presented on the Statements of Income net of $8.5 million, $7.9 million and $7.5 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2020, 2019 and 2018, respectively.

The amount of claims recovered through reinsurance on all contracts was $22.7 million, $18.4 million and $12.0 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Reinsurance recoverables include approximately $141.6 million and $134.6 million related to LTC risk ceded to Genworth as of December 31, 2020 and 2019, respectively.

Policyholder account balances, future policy benefits and claims include $1.5 million and $1.6 million related to previously assumed reinsurance arrangements as of December 31, 2020 and 2019, respectively.

RiverSource Life Insurance Co. of New York

10.  POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS AND SEPARATE ACCOUNT LIABILITIES

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in thousands)	2020	2019
Policyholder account balances
Fixed annuities(1)	$801,476	$819,060
Variable annuity fixed sub-accounts	268,830	258,365
UL/VUL insurance	190,878	188,823
IUL insurance	124,665	107,061
Other life insurance	29,870	31,448
Total policyholder account balances	1,415,719	1,404,757
Future policy benefits
Variable annuity GMWB	136,924	53,604
Variable annuity GMAB(2)	(542)	(3,987)
Other annuity liabilities	11,561	7,903
Fixed annuity life contingent liabilities	80,411	84,759
Life and DI insurance	70,504	70,887
LTC insurance	357,716	336,184
UL/VUL and other life insurance additional liabilities	81,079	65,916
Total future policy benefits	737,653	615,266
Policy claims and other policyholders’ funds	15,638	9,987
Total policyholder account balances, future policy benefits and claims	$2,169,010	$2,030,010

(1)	Includes fixed deferred annuities and non-life contingent fixed payout annuities.
(2)	Includes the fair value of GMAB embedded derivatives that was a net asset as of both December 31, 2020 and 2019 reported as a contra liability.

Fixed Annuities

Fixed annuities include both deferred and payout contracts. In 2020, the Company discontinued sales of fixed deferred annuities.

Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 2.27% to 9.38% as of December 31, 2020, depending on year of issue, with an average rate of approximately 3.70%. The Company generally invests the proceeds from the annuity contracts in fixed rate securities.

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts currently issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB and GMDB provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 11 for additional information regarding the Company’s variable annuity guarantees. The Company does not currently hedge its risk under the GMDB and GMIB provisions. See Note 12 and Note 16 for additional information regarding the Company’s derivative instruments used to hedge risks related to GMWB and GMAB provisions.

Insurance Liabilities

UL/VUL is the largest group of insurance policies written by the Company. Purchasers of UL accumulate cash value that increases by a fixed interest rate. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a UL policy that includes an indexed account. The rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap and floor). The Company offers an S&P 500® Index account option and a blended multi-index account option comprised of the S&P 500 Index, the MSCI® EAFE Index and the MSCI EM Index. Both options offer two crediting durations, one-year and two-year. The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with derivative instruments. See Note 16 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

RiverSource Life Insurance Co. of New York

Insurance liabilities include accumulation values, incurred but not reported claims, obligations for anticipated future claims and unpaid reported claims.

The liability for estimates of benefits that will become payable on future claims on term life, whole life and DI policies is based on the net level premium and LTC policies is based on a gross premium valuation reflecting management’s current best estimate assumptions. Both include the anticipated interest rates earned on assets supporting the liability. Anticipated interest rates for term and whole life ranged from 2.3% to 10% as of December 31, 2020. Anticipated interest rates for DI policies ranged from 2.3% to 7.5% as of December 31, 2020 and for LTC policies ranged from 5.0% to 5.8% as of December 31, 2020.

The liability for unpaid reported claims on DI and LTC policies includes an estimate of the present value of obligations for continuing benefit payments. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts and were 4.5% and 6.0% for DI and LTC claims, respectively, as of December 31, 2020.

Portions of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

Separate Account Liabilities

Separate account liabilities consisted of the following:

	December 31,
(in thousands)	2020	2019
Variable annuity	$4,647,548	$4,356,112
VUL insurance	473,946	430,385
Other insurance	903	808
Total	$5,122,397	$4,787,305

11.  VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. The Company also offers variable annuities with GMWB and GMAB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 10 for additional information regarding the Company’s variable annuity guarantees.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest

RiverSource Life Insurance Co. of New York

anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL policies offered by the Company provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2020				December 31, 2019
Variable Annuity Guarantees by Benefit Type(1) (in thousands, except age)	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age
GMDB:
Return of premium	$3,763,679	$3,673,185	$210	68	$3,486,899	$3,403,742	$197	67
Five/six-year reset	455,790	292,486	382	68	448,900	289,283	460	67
One-year ratchet	506,958	494,418	292	70	486,676	474,184	278	70
Five-year ratchet	161,472	157,507	56	68	161,323	156,789	62	67
Total — GMDB	$4,887,899	$4,617,596	$940	68	$4,583,798	$4,323,998	$997	67
GMIB	$12,653	$11,311	$88	71	$11,552	$10,222	$52	70
GMWB
GMWB	$124,413	$124,059	$2	74	$124,216	$123,849	$6	73
GMWB for life	2,860,105	2,854,447	182	69	2,645,028	2,639,744	290	68
Total — GMWB	$2,984,518	$2,978,506	$184	69	$2,769,244	$2,763,593	$296	68
GMAB	$218,850	$21,855	$—	61	$231,540	$231,304	$—	60

(1)

Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

The net amount at risk for GMDB and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

The following table provides information related to insurance guarantees for which the Company has established additional liabilities:

	December 31, 2020		December 31, 2019
(in thousands, except age)	Net Amount at Risk	Weighted Average Attained Age	Net Amount at Risk	Weighted Average Attained Age
UL secondary guarantees	$472	67	$470	66

The net amount at risk for UL secondary guarantees is defined as the current guaranteed death benefit amount in excess of the current policyholder account balance.

Changes in additional liabilities (contra liabilities) for variable annuity and insurance guarantees were as follows:

(in thousands)	GMDB	GMIB	GMWB(1)	GMAB(1)	UL
Balance at January 1, 2018	$792	$279	$7,117	$(7,241)	$34,673
Incurred claims	154	27	18,623	5,356	12,164
Paid claims	(130)	—	—	(10)	(2,152)
Balance at December 31, 2018	816	306	25,740	(1,895)	44,685
Incurred claims	(174)	(99)	27,864	(2,092)	10,317
Paid claims	(72)	—	—		(3,522)
Balance at December 31, 2019	570	207	53,604	(3,987)	51,480
Incurred claims	806	(9)	83,320	3,445	15,959
Paid claims	(447)	—	—	—	(5,364)
Balance at December 31, 2020	$929	$198	$136,924	$(542)	$62,075

(1)	The incurred claims for GMWB and GMAB include the change in the fair value of the liabilities (contra liabilities) less paid claims.

The liabilities for guaranteed benefits are supported by general account assets.

RiverSource Life Insurance Co. of New York

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in thousands)	2020	2019
Mutual funds:
Equity	$2,666,142	$2,560,259
Bond	1,544,298	1,383,944
Other	419,740	392,854
Total mutual funds	$4,630,180	$4,337,057

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2020, 2019 and 2018.

12.  FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2020
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale Securities:
Corporate debt securities	$—	$1,044,410	$64,484	$1,108,894
Residential mortgage backed securities	—	250,997	—	250,997
Commercial mortgage backed securities	—	321,764	—	321,764
State and municipal obligations	—	157,985	—	157,985
Asset backed securities	—	31,676	—	31,676
Foreign government bonds and obligations	—	2,212	—	2,212
U.S. government and agency obligations	111	—	—	111
Total Available-for-Sale securities	111	1,809,044	64,484	1,873,639
Cash Equivalents	—	261,893	—	261,893
Other assets:
Interest rate derivative contracts	—	88,052	—	88,052
Equity derivative contracts	872	163,462	—	164,334
Foreign exchange derivative contracts	7	723	—	730
Total other assets	879	252,237	—	253,116
Separate account assets at net asset value (“NAV”)				5,122,397	(1)
Total assets at fair value	$990	$2,323,174	$64,484	$7,511,045

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$52,327	$52,327
GMWB and GMAB embedded derivatives	—	—	116,490	116,490	(2)
Total policyholder account balances, future policy benefits and claims	—	—	168,817	168,817	(3)
Other liabilities:
Interest rate derivative contracts	—	50,738	—	50,738
Equity derivative contracts	2,369	51,002	—	53,371
Foreign exchange derivative contracts	2	—	—	2
Total other liabilities	2,371	101,740	—	104,111
Total liabilities at fair value	$2,371	$101,740	$168,817	$272,928

RiverSource Life Insurance Co. of New York

	December 31, 2019
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale Securities:
Corporate debt securities	$—	$896,132	$64,484	$960,616
Residential mortgage backed securities	—	240,380	—	240,380
Commercial mortgage backed securities	—	300,200	—	300,200
State and municipal obligations	—	152,401	—	152,401
Asset backed securities	—	46,095	—	46,095
Foreign government bonds and obligations	—	2,241	—	2,241
U.S. government and agency obligations	250	—	—	250
Total Available-for-Sale securities	250	1,637,449	64,484	1,702,183
Cash Equivalents	—	248,847	—	248,847
Other assets:
Interest rate derivative contracts	—	58,489	—	58,489
Equity derivative contracts	13,788	94,658	—	108,446
Foreign exchange derivative contracts	35	425	—	460
Total other assets	13,823	153,572	—	167,395
Separate account assets at net asset value (“NAV”)				4,787,305	(1)
Total assets at fair value	$14,073	$2,039,868	$64,484	$6,905,730

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$47,214	$47,214
GMWB and GMAB embedded derivatives	—	—	32,326	32,326	(4)
Total policyholder account balances, future policy benefits and claims	—	—	79,540	79,540	(5)
Other liabilities:
Interest rate derivative contracts	—	15,384	—	15,384
Equity derivative contracts	875	37,704	—	38,579
Foreign exchange derivative contracts	39	—	—	39
Total other liabilities	914	53,088	—	54,002
Total liabilities at fair value	$914	$53,088	$79,540	$133,542

(1)

Amounts are comprised of certain financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(2)

The fair value of the GMWB and GMAB embedded derivatives included $121.7 million of individual contracts in a liability position and $5.2 million of individual contracts in an asset position (recorded as a contra liability) as of December 31, 2020.

(3)	The Company’s adjustment for nonperformance risk resulted in a $40.2 million cumulative decrease to the embedded derivatives as of December 31, 2020.
(4)

The fair value of the GMWB and GMAB embedded derivatives included $48.0 million of individual contracts in a liability position and $15.7 million of individual contracts in an asset position (recorded as a contra liability) as of December 31, 2019.

(5)	The Company’s adjustment for nonperformance risk resulted in a $27.0 million cumulative decrease to the embedded derivatives as of December 31, 2019.

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities				Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Total		IUL Embedded derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2020	$64,484	$—	$64,484		$(47,214)		$(32,326)		$(79,540)
Total gains (losses) included in:
Net income	(71)	—	(71	)(1)	(4,566	)(2)	(59,884	)(3)	(64,450)
Other comprehensive income (loss)	1,503	—	1,503		—		—		—
Purchases	5,441	—	5,441		—		—		—
Issues	—	—	—		(4,896)		(20,634)		(25,530)
Settlements	(6,873)	—	(6,873)		4,349		(3,646)		703
Transfers out of Level 3	—	—	—		—		—		—
Balance, December 31, 2020	$64,484	$—	$64,484		$(52,327)		$(116,490)		$(168,817)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2020	$(71)	$—	$(71	)(1)	$(4,566	)(2)	$(62,930	)(3)	$(67,496)
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2020	$1,504	$—	$1,504		$—		$—		$—

RiverSource Life Insurance Co. of New York

	Available-for-Sale Securities				Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Total		IUL Embedded derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2019	$108,823	$50	$108,873		$(31,504)		$(9,642)		$(41,146)
Total gains (losses) included in:
Net income	(34)	—	(34	)(1)	(10,734	)(2)	(1,908	)(3)	(12,642)
Other comprehensive income (loss)	3,017	8	3,025		—		—		—
Purchases	—	2,000	2,000		—		—		—
Issues	—	—	—		(9,000)		(20,553)		(29,553)
Settlements	(47,322)	(188)	(47,510)		4,024		(223)		3,801
Transfers out of Level 3	—	(1,870)	(1,870)		—		—		—
Balance, December 31, 2019	$64,484	$—	$64,484		$(47,214)		$(32,326)		$(79,540)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2019	$(15)	$—	$(15	)(1)	$(10,734	)(2)	$(1,726	)(3)	$(12,460)

	Available-for-Sale Securities				Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Total		IUL Embedded derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2018	$126,680	$209	$126,889		$(26,582)		$12,085		$(14,497)
Total gains (losses) included in:
Net income	(105)	(1)	(106	)(1)	968	(2)	(3,023	)(3)	(2,055)
Other comprehensive income (loss)	(2,431)	4	(2,427)		—		—		—
Issues	—	—	—		(7,589)		(20,079)		(27,668)
Settlements	(15,321)	(162)	(15,483)		1,699		1,375		3,074
Balance, December 31, 2018	$108,823	$50	$108,873		$(31,504)		$(9,642)		$(41,146)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2018	$(13)	$(1)	$(14	)(1)	$968	(2)	$(2,071	)(3)	$(1,103)

(1)	Included in net investment income in the Statements of Income.
(2)	Included in interest credited to fixed accounts in the Statements of Income.
(3)	Included in benefits, claims, losses and settlement expenses in the Statements of Income.

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $11.3 million, $(8.9) million and $15.2 million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the years ended December 31, 2020, 2019 and 2018, respectively.

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third-party pricing service with observable inputs.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2020
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$64,467	Discounted Cash Flow	Yield/spread to U.S. Treasuries(1)	1.0%	–	3.3%	1.5%
IUL embedded derivatives	$52,327	Discounted Cash Flow	Nonperformance risk(2)	65 bps			65	bps
GMWB and GMAB embedded derivatives	$116,490	Discounted Cash Flow	Utilization of guaranteed withdrawals(3)(4)	0.0%	–	48.0%	11.0%
			Surrender rate(5)	0.1%	–	73.5%	3.7%
			Market volatility(6)(7)	4.3%	–	17.1%	11.0%
			Nonperformance risk(2)	65 bps			65	bps

RiverSource Life Insurance Co. of New York

	December 31, 2019
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$64,456	Discounted Cash Flow	Yield/spread to U.S. Treasuries(1)	0.8%	–	2.8%	1.3%
IUL embedded derivatives	$47,214	Discounted Cash Flow	Nonperformance risk(2)	65 bps
GMWB and GMAB embedded derivatives	$32,326	Discounted Cash Flow	Utilization of guaranteed withdrawals(3)	0.0%	–	36.0%
			Surrender rate	0.1%	–	73.5%
			Market volatility(6)	3.7%	–	15.9%
			Nonperformance risk(2)	65 bps

(1)

The weighted average for the spread to U.S. Treasuries for corporate debt securities (private placements) is weighted based on the security’s market value as a percentage of the aggregate market value of the securities.

(2)	The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives.
(3)	The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year.
(4)

The weighted average utilization rate represents the average assumption for the current year, weighting each policy evenly. The calculation excludes policies that have already started taking withdrawals.

(5)

The weighted average surrender rate is weighted based on the benefit base of each contract and represents the average assumption in the current year including the effect of a dynamic surrender formula.

(6)	Market volatility is implied volatility of fund of funds and managed volatility funds.
(7)	The weighted average market volatility represents the average volatility across all contracts, weighted by the size of the guaranteed benefit.

Level 3 measurements not included in the table above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly higher (lower) liability value.

Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution channel and whether the value of the guaranteed benefit exceeds the contract accumulation value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. The Company’s cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

Level 1 securities primarily include U.S. Treasuries.

Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to

RiverSource Life Insurance Co. of New York

value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes.

Level 3 securities primarily include certain corporate bonds. The fair value of corporate bonds classified as Level 3 is typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote.

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of December 31, 2020 and 2019. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

There is no active market for the transfer of the Company’s embedded derivatives attributable to the provisions of certain variable annuity riders and IUL products.

The Company values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value as the present value of future expected benefit payments less the present value of future expected rider fees attributable to the embedded derivative feature. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to implied volatility as well as contractholder behavior assumptions that include margins for risk, all of which the Company believes a market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

The Company uses discounted cash flow models including Black-Scholes calculations to determine the fair value of the embedded derivatives associated with the provisions of its IUL products. The fair value of the IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and the significant unobservable estimate of the Company’s nonperformance risk. Given the significance of the nonperformance risk assumption to the fair value, the IUL embedded derivatives are classified as Level 3.

The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was

RiverSource Life Insurance Co. of New York

immaterial as of December 31, 2020 and 2019. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

Fair Value on a Nonrecurring Basis

During the reporting periods, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

Asset and Liabilities Not Reported at Fair Value

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value.

	December 31, 2020
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$166,845	$—	$—	$175,982	$175,982
Policy loans	48,712	—	48,712	—	48,712	(1)

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$804,299	$—	$—	$982,120	$982,120
Separate account liabilities – investment contracts	4,057	—	4,057	—	4,057

	December 31, 2019
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$161,778	$—	$—	$165,594	$165,594
Policy loans	49,333	—	49,333	—	49,333	(1)

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$821,887	$—	$—	$925,168	$925,168
Separate account liabilities – investment contracts	4,347	—	4,347	—	4,347

(1)

During 2020, management changed the fair value methodology for policy loans from estimating future expected cash flows and discounting the cash flows at a rate based on the U.S. Treasury curve to using the carrying value as an approximation of fair value as the policy loans are fully collateralized by the cash surrender value of the underlying policies. As a result, policy loans were reclassified from Level 3 to Level 2 in the valuation hierarchy. For comparability and consistency purposes, prior period amounts were revised to reflect the current methodology and classification.

See Note 7 for additional information on mortgage loans and policy loans.

Policyholder account balances, future policy benefit and claims includes fixed annuities in deferral status, non-life contingent fixed annuities in payout status and the fixed portion of a small number of variable annuity contracts classified as investment contracts. See Note 10 for additional information on these liabilities. Separate account liabilities are related to certain annuity products that are classified as investment contracts.

13.  RELATED PARTY TRANSACTIONS

Revenues

See Note 4 for information about revenues from contracts with customers earned by the Company from related party transactions with affiliates.

Expenses

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $24.1 million, $26.3 million and $26.4 million for the years ended December 31, 2020, 2019 and 2018, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Income taxes

The Company’s taxable income and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. The net amount due to Ameriprise Financial for federal income taxes was $19 million and nil as of December 31, 2020 and 2019, respectively.

Lines of Credit

The Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed the lesser of $25 million or 3% of the Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2020 and 2019.

RiverSource Life Insurance Co. of New York

Dividends or distributions

During 2020, 2019 and 2018, the Company paid cash dividends or distributions of nil, $43.0 million and $48.0 million, respectively, to RiverSource Life. For dividend or other distributions from the Company, advance notification was provided to the New York Department prior to payments. See Note 14 for additional information.

14.  STATUTORY ACCOUNTING PRINCIPLES AND REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The State of New York has adopted the NAIC Accounting Practices and Procedures Manual as its prescribed basis of statutory accounting principles. In addition, New York has prescribed certain reserve requirements that differ from those required under NAIC statutory accounting principles. As of December 31, 2020 and 2019, application of these New York prescribed practices which deviate from the NAIC requirements resulted in a decrease to the Company’s statutory surplus of $128.9 million and $91.4 million, respectively. The Company’s RBC would not have triggered a regulatory event without the application of these prescribed practices.

The more significant differences between NAIC statutory accounting principles and GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

State insurance statutes generally require insurance companies to provide notice to state regulators prior to payment of dividends or distributions and those dividends or distributions exceeding prescribed limitations are subject to potential disapproval. For the Company, dividends or distributions in a calendar year which exceed the greater of (i) 10% of statutory surplus as of the immediately preceding year-end, or (ii) statutory net gain from operations for the immediately preceding calendar year, not to exceed 30% of statutory surplus as of the immediately preceding year-end would require pre-notification to the New York Department and are subject to potential disapproval. Statutory net gain (loss) from operations was $13.8 million, $(2.9) million and $43.9 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Comparisons of net income and shareholder’s equity, as shown in the accompanying GAAP financial statements, to that determined using statutory accounting principles prescribed by the State of New York (“SAP”) are as follows:

	Years Ended December 31,
(in thousands)	2020	2019	2018
Net Income
Net income, per acompanying GAAP financial statements	$41,672	$59,099	$51,919
Net income (loss), SAP basis(1)	(46,207)	(82,785)	31,206
Difference	$87,879	$141,884	$20,713

	Years Ended December 31,
(in thousands)	2020	2019
Shareholder’s Equity
Shareholder’s equity, per accompanying GAAP financial statements	$530,234	$465,883
Capital and surplus, SAP basis(1)	305,353	234,260
Difference	$224,881	$231,623

(1)

Results may be significantly impacted by changes in reserves for variable annuity guaranteed benefits, however, these impacts may be substantially offset by unrealized gains (losses) on derivatives which are not included in statutory income but are recorded directly to surplus.

(2)	Includes unassigned surplus of $196.4 million and $125.3 million as of December 31, 2020 and 2019, respectively.

As of December 31, 2020 and 2019, bonds carried at $111 thousand and $250 thousand, respectively, were on deposit with the State of New York as required by law.

15.  OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Balance Sheets. The Company’s derivative instruments are subject to master netting and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a

RiverSource Life Insurance Co. of New York

default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2020
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$249,810	$—	$249,810	$(61,916)	$(183,931)	$—	$3,963
OTC cleared	3,175	—	3,175	(1,109)	—	—	2,066
Exchange-traded	131	—	131	(131)	—	—	—
Total derivatives	$253,116	$—	$253,116	$(63,156)	$(183,931)	$—	$6,029

	December 31, 2019
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$165,444	$—	$165,444	$(22,759)	$(142,275)	$—	$410
OTC cleared	1,856	—	1,856	(1,856)	—	—	—
Exchange-traded	95	—	95	(95)	—	—	—
Total derivatives	$167,395	$—	$167,395	$(24,710)	$(142,275)	$—	$410

(1)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2020
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$100,631	$—	$100,631	$(61,916)	$(1,220)	$(37,258)	$(237)
OTC cleared	1,109	—	1,109	(1,109)	—	—	—
Exchange-traded	2,371	—	2,371	(131)	—	—	(2,240)
Total derivatives	$104,111	$—	$104,111	$(63,156)	$(1,220)	$(37,258)	$(2,477)

	December 31, 2019
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$49,974	$—	$49,974	$(22,759)	$—	$(27,215)	$—
OTC cleared	3,114	—	3,114	(1,856)	—	—	1,258
Exchange-traded	914	—	914	(95)	—	—	819
Total derivatives	$54,002	$—	$54,002	$(24,710)	$—	$(27,215)	$2,077

(1)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

In the tables above, the amount of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

RiverSource Life Insurance Co. of New York

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in other assets and other liabilities. Cash collateral pledged by the Company is reflected in other assets and cash collateral accepted by the Company is reflected in other liabilities. See Note 16 for additional disclosures related to the Company’s derivative instruments.

16.  DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

Certain of the Company’s freestanding derivative instruments are subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 15 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

The Company uses derivatives as economic hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2020			December 31, 2019
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in thousands)		Assets(1)	Liabilities(2)		Assets(1)	Liabilities(2)
Derivatives not designated as hedging instruments
Interest rate contracts	$3,404,600	$88,052	$50,738	$3,016,200	$58,489	$15,384
Equity contracts	1,428,409	164,334	53,371	1,739,424	108,446	38,579
Foreign exchange contracts	41,993	730	2	34,883	460	39
Total non-designated hedges	4,875,002	253,116	104,111	4,790,507	167,395	54,002
Embedded derivatives
GMWB and GMAB(3)	N/A	—	116,490	N/A	—	32,326
IUL	N/A	—	52,327	N/A	—	47,214
Total embedded derivatives	N/A	—	168,817	N/A	—	79,540
Total derivatives	$4,875,002	$253,116	$272,928	$4,790,507	$167,395	$133,542

N/A Not applicable.

(1)	The fair value of freestanding derivative assets is included in Other assets on the Balance Sheets.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities on the Balance Sheets. The fair value of GMWB and GMAB and IUL embedded derivatives is included in Policyholder account balances, future policy benefits and claims on the Balance Sheets.

(3)

The fair value of the Company’s derivative liabilities after considering the effects of master netting arrangements, cash collateral held by the same counterparty and the fair value of net embedded derivatives was $209 thousand and $109 thousand as of December 31, 2020 and 2019, respectively. See Note 15 for additional information related to master netting arrangements and cash collateral.

(4)

The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2020 included $121.7 million of individual contracts in a liability position and $5.2 million of individual contracts in an asset position. The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2019 included $48.0 million of individual contracts in a liability position and $15.7 million of individual contracts in an asset position.

See Note 12 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of December 31, 2020 and 2019, investment securities with a fair value of nil and $2.2 million, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which nil and $2.2 million, respectively, may be sold, pledged or rehypothecated by the Company. As of both December 31, 2020 and 2019, the Company had sold, pledged, or rehypothecated none of these securities. In addition, as of both December 31, 2020 and 2019, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Balance Sheets.

RiverSource Life Insurance Co. of New York

Derivatives Not Designated as Hedges

The following table presents a summary of the impact of derivatives not designated as hedging instruments, including embedded derivatives, on the Statements of Income:

(in thousands)	Interest Credited to Fixed Accounts	Benefits, Claims, Losses and Settlement Expenses
Year ended December 31, 2020
Interest rate contracts	$—	$90,348
Equity contracts	2,991	(32,970)
Foreign exchange contracts	—	(231)
GMWB and GMAB embedded derivatives	—	(84,164)
IUL embedded derivatives	(217)	—
Total gain (loss)	2,774	(27,017)
Year ended December 31, 2019
Interest rate contracts	—	59,242
Equity contracts	5,524	(67,523)
Foreign exchange contracts	—	76
GMWB and GMAB embedded derivatives	—	(22,684)
IUL embedded derivatives	(6,710)	—
Total gain (loss)	(1,186)	(30,889)
Year ended December 31, 2018
Interest rate contracts	—	(17,045)
Equity contracts	(2,092)	16,665
Foreign exchange contracts	—	1,612
GMWB and GMAB embedded derivatives	—	(21,738)
IUL embedded derivatives	2,667	—
Total gain (loss)	$575	$(20,506)

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The GMAB and non-life contingent GMWB provisions are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. The Company economically hedges the exposure related to GMAB and non-life contingent GMWB provisions primarily using options (equity index, interest rate swaptions, etc.), swaps (interest rate, total return, etc.) and futures.

The deferred premium associated with certain of the above options and swaptions is paid or received semiannually over the life of the contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options and swaptions as of December 31, 2020:

(in thousands)	Premiums Payable	Premiums Receivable
2021	$1,273	$—
2022	1,070	—
2023	596	—
2024	356	—
2025	178	—
2026	23,701	—
Total	$27,174	$—

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to IUL products will positively or negatively impact earnings over the life of these products. The equity component of the IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of this product, the Company enters into index options and futures contracts.

RiverSource Life Insurance Co. of New York

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 15 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of RiverSource Life’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2020 and 2019, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $35.1 million and $25.8 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2020 and 2019 was $35.0 million and $25.8 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of December 31, 2020 and 2019 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been $111 thousand and nil, respectively.

17.  SHAREHOLDER’S EQUITY

Other comprehensive income (loss) related to net unrealized gains (losses) on securities includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents the amounts related to each component of unrealized gains (losses) on securities in OCI and AOCI:

(in thousands)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Balance of AOCI at January 1, 2018			$40,563
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$(69,710)	$14,639	(55,071)
Reclassification of net (gains) losses on securities included in net income(2)	(566)	119	(447)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	18386	(3,861)	14,525
Total other comprehensive income (loss)	(51,890)	10,897	(40,993)
Balance of AOCI at December 31, 2018			$(430	)(3)
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	102,606	(21,546)	81,060
Reclassification of net (gains) losses on securities included in net income(2)	22	(5)	17
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	(44,455)	9,335	(35,120)
Total other comprehensive income (loss)	58,173	(12,216)	45,957
Balance of AOCI at December 31, 2019			$45,527	(3)
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	59,055	(12,401)	46,654
Reclassification of net (gains) losses on securities included in net income(2)	(611)	128	(483)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	(26,156)	5,493	(20,663)
Total other comprehensive income (loss)	32,288	(6,780)	25,508
Balance of AOCI at December 31, 2020			$71,035	(3)

(1)	Includes impairments on Available-for-Sale securities related to factors other than credit that were recognized in OCI during the period.
(2)	Reclassification amounts are recorded in net realized investment gains (losses).
(3)

Includes nil, $1 thousand and $2 thousand, respectively, of noncredit related impairments on securities and net unrealized gains (losses) on previously impaired securities as of December 31, 2020, 2019 and 2018, respectively.

RiverSource Life Insurance Co. of New York

18.  INCOME TAXES

The components of income tax provision were as follows:

	Years, Ended December 31,
(in thousands)	2020	2019	2018
Current income tax
Federal	$18,213	$17,365	$8,301
State	84	131	15
Total current income tax	18,297	17,496	8,316
Deferred federal income tax	(10,626)	(8,503)	(460)
Total income tax provision	$7,671	$8,993	$7,856

On December 22, 2017, the Tax Act was signed into law. In 2018, the Company finalized its accounting related to the Tax Act and determined no adjustments were necessary.

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 21% are as follows:

	Years, Ended December 31,
	2020	2019	2018
Tax at U.S. statutory rate	21%	21%	21%
Changes in taxes resulting from:
Dividend received deduction	(4.4)	(3.3)	(3.8)
Foreign tax credit, net of addback	—	(4.2)	(2.5)
Taxes applicable to prior years	—	—	(1.2)
Other	(1.0)	(0.3)	(0.4)
Income tax provision	15.6%	13.2%	13.1%

The increase in the effective tax rate for the year ended December 31, 2020 compared to 2019 was primarily due to decreased foreign tax credits, net of addback.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21% as of both December 31, 2020 and 2019. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within other assets or other liabilities on the Balance Sheets, were as follows:

	December 31,
(in thousands)	2020	2019
Deferred income tax assets:
Liabilities for policyholder account balances, future policy benefits and claims	$66,993	$44,916
Investment related	—	4,150
Other	46	293
Total deferred income tax assets	67,039	49,359
Deferred income tax liabilities:
Deferred acquisition costs	27,725	28,876
Net unrealized gains on Available-for-Sale securities	21,064	14,284
Investment related	7,689	—
DSIC	1,978	2,309
Other	96	—
Total deferred income tax liabilities	58,552	45,469
Net deferred income tax asset	$8,487	$3,890

Based on analysis of the Company’s tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to utilize all of its deferred tax assets. Accordingly, no valuation allowance has been established as of both December 31, 2020 and 2019.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in thousands)	2020	2019	2018
Balance at January 1	$397	$573	$504
Additions based on tax positions related to the current year	—	—	55
Reductions based on tax positions related to the current year	(25)	(26)	—
Additions for tax positions of prior years	—	358	14
Audit settlements	—	(508)	—
Balance at December 31	$372	$397	$573

RiverSource Life Insurance Co. of New York

If recognized, approximately $218 thousand, $65 thousand and $180 thousand, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2020, 2019 and 2018, respectively, would affect the effective tax rate.

It is reasonably possible that the total amount of unrecognized tax benefits will change in the next 12 months. Based on the current audit position of the Company, it is estimated that the total amount of gross unrecognized tax benefits may decrease by $372 thousand in the next 12 months due to Internal Revenue Service (“IRS”) settlements and state exams.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net increase of $15 thousand, $16 thousand and $18 thousand in interest and penalties for the years ended December 31, 2020, 2019 and 2018, respectively. As of December 31, 2020 and 2019, the Company had a payable of $63 thousand and $48 thousand, respectively, related to accrued interest and penalties.

The Company files income tax returns, as part of its inclusion in the consolidated federal income tax return of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. The federal statute of limitations are closed on years through 2015, except for one issue for 2014 and 2015 which was claimed on amended returns. The IRS is currently auditing Ameriprise Financial’s U.S. income tax returns for 2016, 2017 and 2018. Ameriprise Financial’s or the Company’s state income tax returns are currently under examination by various jurisdictions for years ranging from 2010 through 2019.

19.  COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments

As of December 31, 2020 and 2019, the Company’s funding commitments for commercial mortgage loan commitments was nil and $12.5 million, respectively.

Guarantees

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2020, these guarantees range from 1% to 5%.

Contingencies

Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. The Company has cooperated and will continue to cooperate with the applicable regulators.

The Company is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. The Company believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a material adverse effect on its financial condition, results of operations or liquidity. Notwithstanding the foregoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

Guaranty Fund Assessments

The Company is required by law to be a member of the guaranty fund association in the State of New York. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund association.

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of its premiums written relative to the industry-wide premium in the State of New York. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

As of both December 31, 2020 and 2019, the Company had no accrual established for estimated future guaranty fund assessments.

S-6337 CH (5/21)

PART C: OTHER INFORMATION
Item 26. Exhibits—Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.
(a)(1)	Copy of Resolution of Board of Directors of IDS Life of New York authorizing the Trust, adopted September 12, 1985, filed electronically as exhibit (a)(1) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(a)(2)	Copy of Resolution of the Board of Directors of IDS Life Insurance Company of New York adopting and approving Agreement and Plan of Merger band subsequent name changes, dated Aug. 29, 2006, filed electronically as Exhibit 1.11 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691, is incorporated herein by reference.
(b)	Not applicable.
(c)	Form of Principal Underwriter Agreement for RiverSource Life Insurance Co. of New York for Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource of New York Variable Annuity Account 2 (previously ACL Variable Annuity Account 2), RiverSource Endeavor Select (SM) Variable Annuity, RiverSource Innovations (SM) Select Variable Annuity and RiverSource Innovations (SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated herein by reference.
(d)(1)	Copy of Flexible Premium Variable Life Insurance Policy (VUL 6) filed electronically as Exhibit (d)(1) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227507 on or about August 7, 2020, is incorporated herein by reference.
(d)(2)	Copy of Flexible Premium Variable Adjustable Life Insurance Policy (VUL 6) filed electronically as Exhibit (d)(1) to Initial Registration Statement File No. 333-227507 on or about September 24, 2018 is incorporated herein by reference.
(d)(3)	Copy of Flexible Premium Variable Life Insurance Policy filed electronically as Exhibit (d)(1) to Initial Registration Statement on Form N-6 on or about August 13, 2012 is incorporated herein by reference.
(d)(4)	Copy of Waiver of Monthly Deduction Rider for Total Disability filed electronically as Exhibit (d)(2) to Initial Registration Statement on Form N-6 on or about August 13, 2012 is incorporated herein by reference.
(d)(5)	Copy of Waiver of Specified Premium Rider for Total Disability filed electronically as Exhibit (d)(3) to Initial Registration Statement on Form N-6 on or about August 13, 2012 is incorporated herein by reference.
(d)(6)	Copy of Children’s Level Term Insurance Rider filed electronically as Exhibit (d)(4) to Initial Registration Statement on Form N-6 on or about August 13, 2012 is incorporated herein by reference.
(d)(7)	Copy of Accidental Death Benefit Rider filed electronically as Exhibit (d)(5) to Initial Registration Statement on Form N-6 on or about August 13, 2012 is incorporated herein by reference.
(d)(8)	Copy of Accelerated Benefit Rider for Terminal Illness filed electronically as Exhibit (d)(12) to Post-Effective Amendment No. 29 to Registration Statement No. 333-44644 is incorporated herein by reference.
(d)(9)	Copy of Automatic Increase Benefit Rider filed electronically as Exhibit 1.A.(5)(f) to Pre-Effective Amendment No. 1 to Registration Statement No. 333-44644 is incorporated herein by reference.
(d)(10)	Copy of Overloan Protection Benefit filed electronically as Exhibit (d)(8) to Initial Registration Statement on Form N-6 on or about August 13, 2012 is incorporated herein by reference.
(d)(11)	Copy of AdvanceSource (R) Accelerated Benefit Rider for Chronic Illness filed electronically as Exhibit (d)(11) to Post-Effective Amendment No. 29 to Registration Statement No. 333-44644 is incorporated herein by reference.
(d)(12)	Copy of Endorsement to the Flexible Premium Variable Life Insurance Policy (VUL IV/VUL IV-ES) filed electronically as Exhibit (d)(13) to Post-Effective Amendment No. 29 to Registration Statement No. 333-44644 is incorporated herein by reference.
(d)(13)	Copy of Indexed Account Endorsement filed electronically as Exhibit (d)(11) to Post-Effective Amendment No. 7 to Registration Statement No. 333-183262 is incorporated herein by reference.
(d)(14)	Copy of Accounting Value Increase Rider filed electronically as Exhibit (d)(12) to Post-Effective Amendment No. 6 to Registration Statement No. 333-183262 is incorporated herein by reference.
(d)(15)	Copy of Death Benefit Option 3 Endorsement filed electronically as Exhibit (d)(13) to Post-Effective Amendment No. 6 to Registration Statement No. 333-183262 is incorporated herein by reference.
(e)(1)	Form of Application for Life and Disability Income Insurance filed electronically as Exhibit (e)(1) to Initial Registration Statement on Form N-6 on or about August 13, 2012 is incorporated herein by reference.
(e)(2)	Form of Application for the Accelerated Benefit Rider for Chronic Illness filed electronically as Exhibit (e)(2) to Post-Effective Amendment No. 29 to Registration Statement No. 333-44644 is incorporated herein by reference.

(e)(3)	Form of Distribution of Policy Value Endorsement is filed electronically as Exhibit (e)(3) to Post-Effective Amendment No. 2 to Registration Statement No. 333-227507 in incorporated herein by reference.
(f)(1)	Copy of Charter of RiverSource Life Insurance Co. of New York dated Dec. 31, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 22 to Registration Statement 333-44644 is incorporated herein by reference.
(f)(2)	Copy of Amended and Restated By-Laws of RiverSource Life Insurance Co. of New York filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.
(g)(1)	Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Co. of New York and Reinsurer, identified as Treaty 1111 filed electronically as exhibit (g)(1) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(2)	Redacted copy of the First Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1111 filed electronically as exhibit (g)(2) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(3)	Redacted copy of the Third Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1111 filed electronically as exhibit (g)(3) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(4)	Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Co. of New York and Reinsurer, identified as Treaty 1121 filed electronically as exhibit (g)(4) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(5)	Redacted copy of the First Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1121 filed electronically as exhibit (g)(5) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(6)	Redacted copy of the Second Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1121 filed electronically as exhibit (g)(6) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(7)	Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Co. of New York and Reinsurer, identified as Treaty 1131 filed electronically as exhibit (g)(7) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(8)	Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1131 filed electronically as exhibit (g)(8) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(9)	Redacted copy of the First Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1131 filed electronically as exhibit (g)(9) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(10)	Redacted copy of the Seventh Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1131 filed electronically as exhibit (g)(1) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(11)	Redacted copy of the Eighth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1131 filed electronically as exhibit (g)(11) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(12)	Redacted copy of the Ninth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1131 filed electronically as exhibit (g)(12) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(13)	Redacted copy of the Tenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1131 filed electronically as exhibit (g)(13) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(14)	Redacted copy of the Eleventh Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1131 filed electronically as exhibit (g)(14) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(15)	Redacted copy of the Twelfth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1131 filed electronically as exhibit (g)(15) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(16)	Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Co. of New York and Reinsurer, identified as Treaty 1141 filed electronically as exhibit (g)(16) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(17)	Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1141 filed electronically as exhibit (g)(17) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(18)	Redacted copy of the Fifth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1141 filed electronically as exhibit (g)(18) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(19)	Redacted copy of the Sixth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1141 filed electronically as exhibit (g)(19) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(20)	Redacted copy of the Seventh Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1141 filed electronically as exhibit (g)(20) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(21)	Redacted copy of the Eighth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1141 filed electronically as exhibit (g)(21) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(22)	Redacted copy of the Ninth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1141 filed electronically as exhibit (g)(22) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(23)	Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Co. of New York and Reinsurer, identified as Treaty 1151 filed electronically as exhibit (g)(23) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(24)	Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1151 filed electronically as exhibit (g)(24) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(25)	Redacted copy of the Fifth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1151 filed electronically as exhibit (g)(25) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(26)	Redacted copy of the Eighth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1151 filed electronically as exhibit (g)(26) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(27)	Redacted copy of the Fifteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1151 filed electronically as exhibit (g)(27) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(28)	Redacted copy of the Sixteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1151 filed electronically as exhibit (g)(28) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(29)	Redacted copy of the Seventeenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1151 filed electronically as exhibit (g)(29) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(30)	Redacted copy of the Eighteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1151 filed electronically as exhibit (g)(30) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(31)	Redacted copy of the Twentieth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1151 filed electronically as exhibit (g)(31) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(32)	Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Co. of New York and Reinsurer, identified as Treaty 1161 filed electronically as exhibit (g)(32) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.

(g)(33)	Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1161 filed electronically as exhibit (g)(33) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(34)	Redacted copy of the First Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1161 filed electronically as exhibit (g)(34) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(35)	Redacted copy of the Fifth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1161 filed electronically as exhibit (g)(35) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(36)	Redacted copy of the Seventh Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1161 filed electronically as exhibit (g)(36) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(37)	Redacted copy of the Fourteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1161 filed electronically as exhibit (g)(37) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(38)	Redacted copy of the Fifteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1161 filed electronically as exhibit (g)(38) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(39)	Redacted copy of the Sixteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1161 filed electronically as exhibit (g)(39) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(40)	Redacted copy of the Eighteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1161 filed electronically as exhibit (g)(40) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(41)	Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Co. of New York and Reinsurer, identified as Treaty 1171 filed electronically as exhibit (g)(41) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(42)	Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1171 filed electronically as exhibit (g)(42) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(43)	Redacted copy of the Fifth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1171 filed electronically as exhibit (g)(43) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(44)	Redacted copy of the Seventh Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1171 filed electronically as exhibit (g)(44) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(45)	Redacted copy of the Fifteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1171 filed electronically as exhibit (g)(45) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(46)	Redacted copy of the Sixteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1171 filed electronically as exhibit (g)(46) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(47)	Redacted copy of the Seventeenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1171 filed electronically as exhibit (g)(47) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(g)(48)	Redacted copy of the Nineteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1171 filed electronically as exhibit (g)(48) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227507 is incorporated herein by reference.
(h)(1)	Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit(h) (2) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

(h)(2)	Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as Exhibit 27(h)(3) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.
(h)(3)	Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, among Variable Insurance Products Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.16 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 28, 2008, is incorporated herein by reference.
(h)(4)	Copy of Amended and Restated Participation Agreement dated August 1, 2005, by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York and Ameriprise Financial Services Inc. (formerly American Express Financial Advisors Inc.) filed electronically as Exhibit (h)(8) to Post-Effective Amendment No. 21 to Registration Statement No. 333-44644 is incorporated herein by reference.
(h)(5)	Copy of Janus Aspen Series Amended and Restated Fund Participation Agreement dated September 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Janus Aspen Series filed electronically as Exhibit 27(h)(9) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.
(h)(6)	Copy of Participation Agreement Among MFS Variable Insurance Trust, American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Massachusetts Financial Services Company, dated June 15, 2006, filed electronically as Exhibit (h)(10) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644 is incorporated herein by reference.
(h)(7)	Copy of Fund Participation Agreement dated April 2, 2007, among RiverSource Life Insurance co. of New York, Wanger Advisors Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. filed electronically as Exhibit 8.22 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement No.333-139764 on or about April 28, 2008, is incorporated herein by reference.
(h)(8)	Copy of Fund Participation Agreement dated May 1, 2006, among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed electronically as Exhibit (h) (13) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.
(h)(9)	Copy of Participation Agreement dated January 1, 2007, by and among, Wells Fargo Variable Trust, RiverSource Life Insurance Co. of New York, RiverSource Distributors, Inc. and Wells Fargo Funds Distributor, LLC filed electronically as Exhibit(h)(16) to Post-Effective Amendment No. 23 to Registration Statement No. 333-44644 is incorporated herein by reference.
(h)(10)	Copy of Amended and Restated Fund Participation Agreement dated March 30, 2007, among Oppenheimer Variable Account funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.4 to RiverSource of New York Variable Annuity Account 2’s Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 28, 2008, is incorporated herein by reference.
(h)(11)	Copy of Participation Agreement dated March 1, 2006, among IDS Life Insurance Company of New York, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated herein by reference.
(h)(12)	Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 1 to Registration Statement No. 333-139761 is incorporated herein by reference.
(h)(13)	Copy of Fund Participation Agreement dated April 30, 2012 by and among RiverSource Life Insurance Co. of New York, BlackRock Variable Series Funds, Inc. and BlackRock Investments, LLC filed electronically as Exhibit 8.14 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No. 1 to Registration Statement No. 333-179335 is incorporated herein by reference.
(h)(14)	Copy of Participation Agreement dated April 30, 2012 by and among RiverSource Life Insurance Co. of New York, RiverSource Distributors, Inc., DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds, DWS Investments Distributors, Inc. and Deutsche Investment Management Americas Inc. filed electronically as Exhibit 8.15 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No. 1 to Registration Statement No. 333-179335 is incorporated herein by reference.
(h)(15)	Copy of Fund Participation Agreement dated March 2, 2006, by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management, Inc. and IDS Life Insurance Company filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

(h)(16)	Copy of Fund Participation Agreement dated April 30, 2013, by and among ALPS Variable Investment Trust, ALPS Portfolio Solutions Distributor, Inc., and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.16 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No.4 to Registration Statement No. 333-179335 is incorporated herein by reference.
(h)(17)	Copy of Amended and Restated Participation Agreement dated September 1, 2006, by and among IDS Life Insurance Company of New York, Legg Mason Partners Variable Portfolios I, Inc. (formerly Salomon Brothers Variable Series Fund, Inc.), Legg Mason Partners Variable Portfolios II, Inc. (formerly Greenwich Street Series Fund, formerly Smith Barney Series Fund, formerly Smith Barney Shearson Series Fund, formerly Shearson Series Fund), Legg Mason Partners Variable Portfolios III, Inc. (formerly Travelers Series Fund Inc., formerly Smith BarneyTravelers Series Fund Inc.) and Legg Mason Investor Services, LLC filed electronically as Exhibit 8.14 to Post-Effective Amendment No.22 to Registration Statement No. 333-91691 is incorporated by reference.
(h)(18)	Copy of Amended and Restated Participation Agreement dated April 17,2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Centurion Life Assurance Company, IDS Life Insurance Company of New York, and Ameriprise Financial Services, Inc. filed electronically as Exhibit(h)(1) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.
(h)(19)	Copy of Amended and Restated Participation Agreement dated May 1, 2006, among The Universal Institutional Funds, Inc., Morgan Stanley Investment Management Inc., Morgan Stanley Distribution, Inc., American Enterprise Life Insurance Company and IDS Life Insurance Company filed electronically as Exhibit 8.24 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.
(h)(20)	Copy of Participation Agreement dated Jan. 1, 2007, by and among RiverSource Life Insurance Co. of New York, RiverSource Distributors, Inc. and Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. filed electronically as Exhibit 8.27 to Registrant's Post-Effective Amendment No. 24 to Registration Statement No.333-91691 is incorporated herein by reference.
(i)	Not applicable.
(j)	Not applicable.
(k)	Consent and Opinion of Counsel is filed electronically herewith.
(l)	Not applicable.
(m)	Not applicable.
(n)	Consent of Independent Registered Public Accounting Firm is filed electronically herewith.
(o)	Not applicable.
(p)	Not applicable.
(q)	RiverSource Life Insurance Co. of New York’s Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies filed electronically as Exhibit (q) to Post-Effective Amendment No. 25 to Registration Statement No. 333-42257 is incorporated herein by reference.
(r)	Power of Attorney to sign Amendments to this Registration Statement, dated March 17, 2021 filed electronically as Exhibit 13 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No. 2 to Registration Statement File No. 333-230375, is incorporated herein by reference.
Item 27. Directors and Officers of the Depositor
Directors and Officers of the Depositor RiverSource Life Insurance Co. of New York
Name	Principal Business Address*	Positions and Offices with Depositor
Gumer C. Alvero	1765 Ameriprise Financial Center Minneapolis, MN 55474	Chairman of the Board, President and Chief Executive Officer
Michael J. Pelzel		Senior Vice President—Corporate Tax
Stephen P. Blaske		Senior Vice President and Chief Actuary
Mark Gorham		Director and Vice President - Insurance Product Development
Karen M. Bohn	6620 Iroquois Trail Edina, MN 55439	Director

Name	Principal Business Address*	Positions and Offices with Depositor
Ronald L. Guzior	Sax/BST, LLC 26 Computer Drive West Albany, NY 12205	Director
Shweta Jhanji		Senior Vice President and Treasurer
Thomas R. Moore		Secretary
Gregg L. Ewing		Vice President, Chief Financial Officer and Controller
Lynn Abbott		Vice President – National Sales Manager and Fund Management
Brian E. Hartert		Director
*	Unless otherwise noted, the business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.
Parent Company/Subsidiary Name	Jurisdiction
Ameriprise Financial, Inc.*	DE
Ameriprise Advisor Capital, LLC	DE
Ameriprise Advisor Financing, LLC	DE
Ameriprise Bank, FSB	Federal
Ameriprise Capital Trust I	DE
Ameriprise Capital Trust II	DE
Ameriprise Capital Trust III	DE
Ameriprise Capital Trust IV	DE
Ameriprise Captive Insurance Company	VT
Ameriprise Certificate Company	DE
Investors Syndicate Development Corporation	NV
Ameriprise Holdings, Inc.	DE
Ameriprise India LLP[1]	India
Ameriprise India Partner, LLC	DE
Ameriprise Trust Company	MN
AMPF Holding, LLC	MI
American Enterprise Investment Services, Inc.[2]	MN
Ameriprise Financial Services, LLC[2]	DE
AMPF Property Corporation	MI
Investment Professionals, Inc.[2]	TX
Columbia Management Investment Advisers, LLC	MN
Advisory Capital Strategies Group Inc.	MN
Columbia Wanger Asset Management, LLC	DE
Emerging Global Advisors, LLC	DE
GA Legacy, LLC	DE
J. & W. Seligman & Co. Incorporated	DE
Columbia Management Investment Distributors, Inc.[2]	DE

Parent Company/Subsidiary Name	Jurisdiction
Seligman Partners, LLC[3]	DE
Lionstone BBP Limited Partner, LLC	DE
Houston BBP, L.P.[4]	DE
Lionstone Partners, LLC	TX
Cash Flow Asset Management GP, LLC	TX
Cash Flow Asset Management, L.P.[5]	TX
CREAD Special VAD Limited Partner, LLC	DE
Lionstone Advisory Services, LLC	TX
Lionstone CFRE II Real Estate Advisory, LLC	DE
Lionstone Development Services, LLC	TX
LPL 1111 Broadway GP, LLC	TX
LPL 1111 Broadway, L.P.[6]	TX
Lionstone VA Five, LLC[7]	DE
Lionstone US Value-Add Five, L.P.[8]	DE
RiverSource CDO Seed Investments, LLC	MN
Columbia Management Investment Services Corp.	MN
RiverSource Distributors, Inc.[2]	DE
RiverSource Life Insurance Company	MN
Columbia Cent CLO Advisers, LLC	DE
RiverSource Life Insurance Co. of New York	NY
RiverSource NY REO, LLC	NY
RiverSource REO 1, LLC	MN
RiverSource Tax Advantaged Investments, Inc.	DE
AEXP Affordable Housing Portfolio, LLC[9]	DE
Ameriprise Asset Management Holdings Singapore (Pte.) Ltd.	Signapore
Ameriprise Asset Management Holdings Hong Kong Limited	Hong Kong
Threadneedle Portfolio Services Hong Kong Limited	Hong Kong
Columbia Threadneedle Investments Japan Co., Ltd.	Japan
Columbia Threadneedle Malaysia Sdn Bhd.	Malaysia
Threadneedle Investments Singapore (Pte.) Ltd.	Singapore
TAM UK International Holdings Limited	England/Wales
Threadneedle Asset Management Oversight Limited	England/Wales
Ameriprise International Holdings GmbH	Switzerland
Ameriprise Asset Management Holdings GmbH	Switzerland
Threadneedle EMEA Holdings 1, LLC	Minnesota, USA
Threadneedle Asset Management Holdings Sàrl**	Luxembourg

Parent Company/Subsidiary Name	Jurisdiction
CTM Holdings Limited	Malta
Columbia Threadneedle Investments (ME) Limited	Dubai
TAM Investment Limited	England
Threadneedle Holdings Limited	England
TAM UK Holdings Limited	England
Threadneedle Asset Management Holdings Limited**	England
Columbia Threadneedle Foundation	England
TC Financing Limited	England
Threadneedle Asset Management Limited	England
Threadneedle Investment Services Limited	England
Threadneedle Asset Management (Nominees) Limited	England
Convivo Asset Management Limited	England
Sackville TIPP Property (GP) Limited	England
Threadneedle Investment Advisors Limited	England
Threadneedle Portfolio Managers Limited	England
Threadneedle Asset Management Finance Limited	England
TMS Investment Limited	Jersey
Threadneedle International Fund Management Limited	England
Threadneedle International Limited	England
Threadneedle Investments (Channel Islands) Limited	Jersey
Threadneedle Investments Limited	England
Threadneedle Management Services Limited	England
Threadneedle Capital Management Limited	England
Threadneedle Pension Trustees Limited	England
Threadneedle Securities Limited	England
Threadneedle Navigator ISA Manager Limited	England
Threadneedle Pensions Limited	England
Threadneedle Portfolio Services AG	Switzerland
Threadneedle Portfolio Services Limited	England
Threadneedle Property Investments Limited	England
Sackville (CTESIF) GP Sàrl	Luxembourg
Sackville LCW (GP) Limited	England
Sackville LCW Sub LP 1 (GP) Limited	England
Sackville LCW Nominee 1 Limited	England
Sackville LCW Nominee 2 Limited	England
Sackville LCW Sub LP 2 (GP) Limited	England
Sackville LCW Nominee 3 Limited	England
Sackville LCW Nominee 4 Limited	England

Parent Company/Subsidiary Name	Jurisdiction
Sackville Property (GP) Limited	England
Sackville Property Atlantic (Jersey GP) Limited	Jersey
Sackville Property Curtis (Jersey GP) Limited	Jersey
Sackville Property Hayes (Jersey GP) Limited	Jersey
Sackville UKPEC6 Hayes Nominee 1 Limited	Jersey
Sackville UKPEC6 Hayes Nominee 2 Limited	Jersey
Sackville Property St James (Jersey GP) Limited	Jersey
Sackville UKPEC9 St James Nominee 1 Limited	Jersey
Sackville UKPEC9 St James Nominee 2 Limited	Jersey
Sackville Property Tower (Jersey GP) Limited	Jersey
Sackville UKPEC7 Tower Nominee 1 Limited	Jersey
Sackville UKPEC7 Tower Nominee 2 Limited	Jersey
Sackville Property Victoria (Jersey GP) Limited	Jersey
Sackville UKPEC8 Victoria Nominee 1 Limited	Jersey
Sackville SPF IV Property (GP) Limited	England
Sackville SPF IV (GP) No. 1 Limited	England
Sackville SPV IV (GP) No. 2 Limited	England
Sackville SPF IV (GP) No. 3 Limited	England
Sackville Tandem Property (GP) Limited	England
Sackville TPEN Property (GP) Limited	England
Sackville TSP Property (GP) Limited	England
Sackville UK Property Select II (GP) Limited	England
Sackville UK Property Select II (GP) No. 1 Limited	England
Sackville UK Property Select II Nominee (1) Limited	England
Sackville UK Property Select II (GP) No. 2 Limited	England
Sackville UK Property Select II Nominee (2) Limited	England
Sackville UK Property Select II (GP) No. 3 Limited	England
Sackville UK Property Select II Nominee (3) Limited	England
Sackville UK Property Select III (GP) No. 1 Limited	England
Sackville UK Property Select III Nominee (1) Limited	England
Sackville UK Property Select III Nominee (2) Limited	England
Sackville UK Property Select III (GP) No. 2 Limited	England
Sackville UK Property Select III Nominee (3) Ltd	England
Sackville UK Property Select III Nominee (4) Ltd	England
Sackville UK Property Select III (GP) No. 3 Limited	England
Sackville UK Property Select III Nominee (5) Ltd	England
Sackville UK Property Select III Nominee (6) Ltd	England
Sackville UKPEC1 Leeds (GP) Limited	England

Parent Company/Subsidiary Name	Jurisdiction
Sackville UKPEC1 Leeds Nominee 1 Limited	England
Sackville UKPEC1 Leeds Nominee 2 Limited	England
Sackville UKPEC2 Galahad (GP) Limited	England
Sackville UKPEC3 Croxley (GP) Limited	England
Sackville UKPEC3 Croxley Nominee 1 Limited	England
Sackville UKPEC3 Croxley Nominee 2 Limited	England
Sackville UKPEC4 Brentford (GP) Limited	England
Threadneedle Property Execution 1 Limited	England
Threadneedle Property Execution 2 Limited	England
Threadneedle Management Luxembourg S.A.	Luxembourg
Threadneedle Unit Trust Manager Limited	England

Unless otherwise indicated all ownership interests are 100%
*	Publicly-traded company (NYSE: AMP)
**	The company has non-voting shares held by third parties
[1]	This entity has three partners: Ameriprise Financial, Inc. owns 100% profit sharing ratio with capital contribution of 124,078,760 INR (Indian currency=rupees) & 10 INR owned each by Columbia Management Investment Advisers, LLC & Ameriprise India Partner, LLC
[2]	Registered Broker-Dealer
[3]	This entity is managed by members of onshore hedge fund feeders
[4]	This entity is owned by: Lionstone BBP Limited Partner, LLC (2%) & Teacher Retirement System of Texas (98%)
[5]	This entity is owned by: Lionstone Partners, LLC (99%) & Cash Flow Asset Management GP, LLC (1%).
[6]	This entity is owned by: Lionstone Partners, LLC (99.9%) & LPL 1111 Broadway GP, LLC (0.1%)
[7]	This entity is owned by: Columbia Management Investment Advisers, LLC (83.333%) & Lionstone LVA5 Holdings, LLC (16.667%)
[8]	This entity is owned by: Lionstone VA Five, LLC (3%); Teacher Retirement System of Texas (26.2%); California State Teachers’ Retirement System (26.2%); William Marsh Rice University (5.2%); and Lion
[9]	One-third of this entity is owned by American Express Travel Related Services.
Item 29. Indemnification
The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an “Enterprise”), and including appeals therein (any such action or process being hereinafter referred to as a “Proceeding”), by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney’s fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.
No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.
The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriters
(a) RiverSource Distributors, Inc. acts as principal underwriter for:
RiverSource Variable Annuity Account 1
RiverSource Variable Annuity Account
RiverSource Account F
RiverSource Variable Annuity Fund A
RiverSource Variable Annuity Fund B
RiverSource Variable Account 10
RiverSource Account SBS
RiverSource MVA Account
RiverSource Account MGA
RiverSource Account for Smith Barney
RiverSource Variable Life Separate Account
RiverSource Variable Life Account
RiverSource of New York Variable Annuity Account 1
RiverSource of New York Variable Annuity Account 2
RiverSource of New York Account 4
RiverSource of New York Account 7
RiverSource of New York Account 8
(b) As to each director, officer or partner of the principal underwriter:
Name and Principal Business Address*	Positions and Offices with Underwriter
Lynn Abbott	President
Shweta Jhanji	Senior Vice President and Treasurer
Thomas R. Moore	Secretary
Michael J. Mattox	Chief Financial Officer
Gumer C. Alvero	Interim Chairman of the Board, Chief Executive Officer and Executive Vice President
*	The business address is 50611 Ameriprise Financial Center, Minneapolis, MN 55474
(c) RiverSource Distributors Inc., the principal underwriter during Registrant’s last fiscal year, was paid the following commissions:
NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	OTHER COMPENSATION
RiverSource Distributors, Inc.	$24,231,296	None	None	None
Item 31. Location of Accounts and Records
The accounts and records of the Registrant are located at the offices of the Depositor RiverSource Life Insurance Co. of New York at 20 Madison Avenue Extension, Albany, NY 12203..
Item 32. Management Services
Not Applicable.
Item 33. Fee Representation
The Depositor represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Co. of New York, on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota on the 28th day of April, 2021.
RIVERSOURCE OF NEW YORK ACCOUNT 8
(Registrant)
By: RiverSource Life Insurance Co. of New York
(Depositor)
By:	/s/ Gumer C. Alvero*
Gumer C. Alvero Chairman of the Board, President and Chief Executive Officer
As required by the Securities Act of 1933, this Amendment to Registration Statement has been signed by the following persons in the capacities indicated on the 28th day of April, 2021.
Signature	Title
/s/ Gumer C. Alvero*	Chairman of the Board, President and Chief Executive Officer (Chief Executive Officer)
Gumer C. Alvero
/s/ Mark Gorham*	Director and Vice President - Insurance Product Development
Mark Gorham
/s/ Jason J. Poor*	Director
Jason J. Poor
/s/ Stephen P. Blaske*	Senior Vice President and Chief Actuary
Stephen P. Blaske
/s/ Karen M. Bohn*	Director
Karen M. Bohn
/s/ Ronald L. Guzior*	Director
Ronald L. Guzior
/s/ Shweta Jhanji*	Senior Vice President and Treasurer
Shweta Jhanji
/s/ Gregg L. Ewing *	Vice President, Chief Financial Officer and Controller (Principal Accounting Officer) (Chief Financial Officer)
Gregg L. Ewing
/s/ Michael J. Pelzel *	Senior Vice President – Corporate Tax
Michael J. Pelzel
/s/ Brian E. Hartert *	Director
Brian E. Hartert
*Signed pursuant to Power of Attorney dated March 17, 2021, filed electronically as Exhibit 13 to RiverSource of New York Variable Annuity Account’s Post-Effective Amendment No. 2 to Registration Statement File No. 333-230375, by:
/s/ Dixie Carroll
Dixie Carroll Assistant General Counsel and Assistant Secretary

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 9
TO REGISTRATION STATEMENT NO. 333-227507
This Registration Statement is comprised of the following papers and documents:
The Cover Page.
PART A.
Prospectus for:
RiverSource (R) Variable Universal Life 6 Insurance
PART B.
The Statement of Additional Information and Financial Statements relating to RiverSource of New York Account 8.
Part C.
Other Information.
Signatures.
Exhibits.

EXHIBIT INDEX
(k)	Consent and Opinion of Counsel.
(n)	Consent of Independent Registered Public Accounting Firm for VUL 6.